                                                                    [Version B]
                                Freedom Edge(R)
                  Phoenix Life Variable Accumulation Account
             Issued by: Phoenix Life Insurance Company ("Phoenix")


 PROSPECTUS                                                       May 1, 2009

  This prospectus describes a variable accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable investment options. You may allocate premium payments and contract value to one or more of the investment options of the Phoenix Life Variable Accumulation Account ("Separate Account"). The assets of each investment option will be used to purchase, at net asset value, shares of a series in the following designated funds.

 AIM Variable Insurance Funds - Series  The Phoenix Edge Series Fund
 I Shares                               .  Phoenix Capital Growth Series
 .  AIM V.I. Capital Appreciation Fund  .  Phoenix Growth and Income Series
 .  AIM V.I. Core Equity Fund /1/       .  Phoenix Mid-Cap Growth Series
 .  AIM V.I. Mid Cap Core Equity Fund   .  Phoenix Money Market Series
    /1/                                 .  Phoenix Multi-Sector Fixed Income
 The Alger American Fund - Class O         Series
 Shares                                 .  Phoenix Multi-Sector Short Term
 .  Alger American Capital                 Bond Series
    Appreciation Portfolio /1/          .  Phoenix Strategic Allocation Series
 AllianceBernstein Variable Products    .  Phoenix-Aberdeen International
 Series Fund, Inc. - Class B               Series
 .  AllianceBernstein Balanced Wealth   .  Phoenix Small-Cap Growth Series
    Strategy Portfolio                  .  Phoenix-Duff & Phelps Real Estate
 .  AllianceBernstein Wealth               Securities Series
    Appreciation Strategy Portfolio     .  Phoenix Dynamic Asset Allocation
 DWS Investments VIT Funds - Class A       Series: Aggressive Growth
 .  DWS Equity 500 Index VIP            .  Phoenix Dynamic Asset Allocation
 .  DWS Small Cap Index VIP                Series: Growth
 Federated Insurance Series             .  Phoenix Dynamic Asset Allocation
 .  Federated Fund for U.S. Government     Series: Moderate
    Securities II                       .  Phoenix Dynamic Asset Allocation
 .  Federated High Income Bond Fund II     Series: Moderate Growth
    - Primary Shares                    .  Phoenix Mid-Cap Value Series /4/
 Fidelity(R) Variable Insurance         .  Phoenix Small-Cap Value Series /5/
 Products - Service Class               .  Phoenix-Van Kampen Comstock Series
 .  Fidelity VIP Contrafund(R)          .  Phoenix-Van Kampen Equity 500
    Portfolio                              Index Series
 .  Fidelity VIP Growth Opportunities   PIMCO Variable Insurance Trust -
    Portfolio                           Advisor Class
 .  Fidelity VIP Growth Portfolio       .  PIMCO CommodityRealReturn/TM/
 .  Fidelity VIP Investment Grade Bond     Strategy Portfolio
    Portfolio                           .  PIMCO Real Return Portfolio
 Franklin Templeton Variable Insurance  .  PIMCO Total Return Portfolio
 Products Trust - Class 2               The Rydex Variable Trust
 .  Franklin Flex Cap Growth            .  Rydex Variable Trust Inverse
    Securities Fund                        Government Long Bond Strategy
 .  Franklin Income Securities Fund        Fund /1/
 .  Mutual Shares Securities Fund       .  Rydex Variable Trust Nova Fund /1/
 .  Templeton Developing Markets        .  Rydex Variable Trust All-Cap
    Securities Fund                        Opportunity Fund /1/
 .  Templeton Foreign Securities Fund   Sentinel Variable Products Trust
 .  Templeton Global Asset Allocation   .  Sentinel VPT Balanced Fund
    Fund /2/                            .  Sentinel VPT Bond Fund
 .  Templeton Growth Securities Fund    .  Sentinel VPT Common Stock Fund
 Lazard Retirement Series - Service     .  Sentinel VPT Mid Cap Growth Fund
 Shares                                 .  Sentinel VPT Small Company Fund
 .  Lazard Retirement U.S. Small Cap    Summit Mutual Funds, Inc. - Summit
    Equity Portfolio /1, 3/             Pinnacle Series
 Lord Abbett Series Fund, Inc. - Class  .  Summit S&P MidCap 400 Index
 VC                                        Portfolio
 .  Lord Abbett Bond-Debenture          The Universal Institutional Funds,
    Portfolio                           Inc. - Class II Shares
 .  Lord Abbett Growth and Income       .  Van Kampen UIF Equity and Income
    Portfolio                              Portfolio
 .  Lord Abbett Mid-Cap Value Portfolio Wanger Advisors Trust
 Neuberger Berman Advisers Management   .  Wanger International Select
 Trust - Class S                        .  Wanger International
 .  Neuberger Berman AMT Small Cap      .  Wanger Select
    Growth Portfolio                    .  Wanger USA
 .  Neuberger Berman AMT Guardian
    Portfolio
 Oppenheimer Variable Account Funds -
 Service Shares
 .  Oppenheimer Capital Appreciation
    Fund/VA
 .  Oppenheimer Global Securities
    Fund/VA
 .  Oppenheimer Main Street Small Cap
    Fund/VA
  /1/Closed to new investment on May 1, 2006. /2/Closed to new investment on October 29, 2001. /3/Effective June 1, 2009, to be known as Lazard Retirement
   U.S. Small-Mid Cap Equity Portfolio. /4/Formerly known as Phoenix-Sanford Bernstein Mid-Cap Value Series. /5/Formerly known as Phoenix-Sanford Bernstein
                            Small-Cap Value Series.
                  See Appendix A for additional information.
  The contract is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The contract may go down in value. Replacing any existing contract with this contract may not be to your advantage. You should carefully compare this contract with your existing one and you must also determine if the replacement will result in any tax liability.
  The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
  Purchasing a variable annuity within a qualified plan or Individual Retirement Account/Annuity (IRA) does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans or IRAs because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit protection support the recommendation.
  This prospectus provides information that you should know before investing. Keep this prospectus for future reference. A Statement of Additional Information ("SAI") dated May 1, 2009 is incorporated by reference and has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. A table of contents of the SAI is available on the last page of this prospectus. If you have any questions, please contact:

   [GRAPHIC]                                    [GRAPHIC]

             Phoenix Variable Insurance Company           Tel. 800/541-0171
             Annuity Operations Division
             PO Box 8027
             Boston, MA 02266-8027

                               TABLE OF CONTENTS


Heading                                                  Page
-------------------------------------------------------------

Glossary of Special Terms...............................    3
Summary of Expenses.....................................    4
Contract Summary........................................    8
Financial Highlights....................................   11
Financial Statements....................................   11
Performance History.....................................   11
The Variable Accumulation Annuity.......................   11
Phoenix and the Separate Account........................   11
The Variable Investment Options.........................   12
 Administrative, Marketing and Support Service Fees.....   13
Deductions and Charges..................................   13
 Annual Administrative Charge...........................   13
 Annual Step-up Fee.....................................   13
 Daily Administrative Fee...............................   13
 Guaranteed Minimum Accumulation Benefit Fee............   15
 Guaranteed Minimum Income Benefit Rider Fee............   15
 Guaranteed Minimum Withdrawal Benefit Fee..............   15
 Phoenix Flexible Withdrawal Protector Fee..............   16
 Phoenix Retirement Protector Fee.......................   17
 Mortality and Expense Risk Fee.........................   18
 Tax....................................................   18
 Transfer Charge........................................   18
 Reduced Fees, Credits and Excess Interest for Eligible
   Groups...............................................   18
 Other Charges..........................................   18
The Accumulation Period.................................   18
 Accumulation Units.....................................   19
 Accumulation Unit Values...............................   19
 Purchase of Contracts..................................   19
 Additional Programs....................................   19
 Optional Benefits......................................   24
   Guaranteed Minimum Accumulation Benefit..............   24
   Guaranteed Minimum Income Benefit....................   25
   Guaranteed Minimum Withdrawal Benefit
     GMWB 2007..........................................   27
     New York GMWB 5/New York GMWB 7....................   29
     Version I..........................................
     Phoenix Flexible Withdrawal Protector..............   31
   Phoenix Retirement Protector Flexible Combination
     Benefit............................................   41
 Surrender of Contract and Withdrawals..................   54
 Contract Termination...................................   54
 Payment Upon Death Before Maturity Date................   54


Heading                                             Page

Internet, Interactive Voice Response and
  Telephone Transfers..............................   55
Market Timing and Other Disruptive Trading.........   56
The Annuity Period.................................   57
 Annuity Payments..................................   57
 Annuity Payment Options...........................   57
 Payment Upon Death After Maturity Date............   59
Variable Account Valuation Procedures..............   59
 Valuation Date....................................   59
 Valuation Period..................................   60
 Accumulation Unit Value...........................   60
 Net Investment Factor.............................   60
Miscellaneous Provisions...........................   60
 Assignment........................................   60
 Payment Deferral..................................   60
 Free Look Period..................................   60
 Amendments to Contracts...........................   60
 Substitution of Fund Shares.......................   60
 Ownership of the Contract.........................   60
 Community and Marital Property States.............   61
Federal Income Taxes...............................   61
 Introduction......................................   61
 Income Tax Status.................................   61
 Taxation of Annuities in General--Nonqualified
   Plans...........................................   61
 Additional Considerations.........................   62
 Owner Control.....................................   63
 Diversification Standards.........................   63
 Taxation of Annuities in General--Qualified Plans.   64
Sales of Variable Accumulation Contracts...........   68
Servicing Agent....................................   69
State Regulation...................................   69
Reports............................................   69
Voting Rights......................................   69
The Phoenix Companies, Inc. -
  Legal Proceedings about Company Subsidiaries.....   70
SAI Table of Contents..............................   70
APPENDIX A--Investment Options.....................  A-1
APPENDIX B--Deductions for Taxes...................  B-1
APPENDIX C--Financial Highlights...................  C-1
APPENDIX D--Numerical Examples related to New
  York GMWB 5/New York GMWB 7......................  D-1
APPENDIX E--Previously Offered Optional Benefits...  E-1

Glossary of Special Terms
--------------------------------------------------------------------------------

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms marked by italics when they first appear are described below.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the maturity date and amounts held under Annuity Payment Option L.

Accumulation Unit Value: The value of one accumulation unit was set at $1.00 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

Annuitant(s)/Joint Annuitant: There may be one or two annuitants. Prior to the maturity date, the annuitants may be changed. However, there may be tax consequences. If the contract is owned by a non-natural person, the annuitant will be considered the primary annuitant and cannot be changed after the contract has been issued.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Annuity Unit Value: On the first valuation date selected by us, we set all annuity unit value in each investment option of the Separate Account at $1.00. The annuity unit value on any subsequent valuation date is equal to the annuity unit value of the investment option on the immediately preceding valuation date multiplied by the net investment factor for that investment option for the valuation period divided by 1.00 plus the rate of interest for the number of days in the valuation period based on the assumed investment rate.

Claim Date: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.

Contract Date: The date that the initial premium payment is invested under a contract.

Contract Owner (Owner, You, Your): Usually the person or entity to whom we issue the contract.

Contract Value: Prior to the maturity date, the sum of all accumulation units held in the investment options of the Separate Account. For Tax-sheltered Annuity plans (as described in Internal Revenue Code ("IRC") Section 403(b)) with loans, the contract value is the sum of all accumulation units held in the investment options of the Separate Account plus the value held in the Loan Security Account and less any Loan Debt.

Death Benefit Options: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner, on the earliest death of any of the owners.

Maturity Date: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, the maturity date will not be any earlier than the first contract anniversary and no later than the annuitant's 95/th/ birthday or ten years from the contract date. The election is subject to certain conditions described in "The Annuity Period."

Net Asset Value: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of outstanding shares.

Phoenix (Our, Us, We, Company): Phoenix Life Insurance Company.

Spouse: Federal law defines "spouse" under the Defense of Marriage Act (DOMA), as a man or a woman legally joined. Neither individuals married under State or foreign laws that permit a marriage between two men or two women nor individuals participating in a civil union or other like status are spouses for any federal purposes, including provisions of the Internal Revenue Code relevant to this Contract

Summary of Expenses
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract.

CONTRACT OWNER TRANSACTION EXPENSES                            This table describes the fees and expenses that you will pay at
  Deferred Surrender Charge (as a percentage of amount         the time that you surrender the contract or transfer cash value
  surrendered)                                            0%   between the investment options. State premium taxes ranging
  Transfer Charge/1/                                           from 0.00% to 3.50% of premium payments depending on the
     Maximum............................................. $20  state may also be deducted.
     Current............................................. None

/1/ We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See "Transfer Charge."

ANNUAL ADMINISTRATIVE CHARGE                                  This table describes the fees and expenses that you will pay
  Maximum/1/..........................................    $35 periodically during the time that you own the contract, not
  Current.............................................    $35 including annual fund fees and expenses.

ANNUAL STEP-UP FEE/2 /(as a percentage of the step-up
  amount).............................................  0.15%

MAXIMUM ANNUAL SEPARATE ACCOUNT EXPENSES (as a
percentage of average Account Value)
  ANNUAL STEP-UP FEE/2 /(as a percentage of the
  step-up amount).....................................  0.15%
  Mortality and Expense Risk Fee...................... 1.475%
  Daily Administrative Fee............................ 0.125%
                                                       ------
  Total Annual Separate Account Expenses.............. 1.600%

/1/ This charge is deducted on each contract anniversary on a pro rata basis from the investment options you have selected. See "Deductions and Charges." /2/ We deduct this fee from the contract value on each contract anniversary up to and including the anniversary following the oldest owner's attained age 80 and upon full surrender if prior to the contract anniversary after the oldest owner's attained age 80. This fee will only be deducted if Death Benefit Option 2 is selected. See "Deductions and Charges."

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2008, charged by the funds that you may pay indirectly during the time that you own the contract. This table does not reflect any fees that may be imposed by the funds for short-term trading. Also, the Phoenix Dynamic Asset Allocation Series are series of a fund of funds. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. More detail concerning each of the fund's fees and expenses is contained in the prospectus for each fund. Total Annual Fund Operating Expenses are deducted from a fund's assets and include management fees, distribution fees, distribution and/or 12b-1 fees, and other expenses.

         TOTAL ANNUAL FUND OPERATING EXPENSES
                                          Minimum Maximum
                                          ------- -------
  Gross Annual Fund Operating Expenses...  0.33%   4.12%
  Net Annual Fund Operating Expenses/1/..  0.33%   4.12%

       /1/ Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series
           Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2010. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund's prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

                             Optional Benefit Fees

       This table describes the maximum fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses, if you elect an optional benefit. These fees are charged in addition to the applicable charges shown in the preceding table in this Summary of Expenses.

 Only one of the following Optional Benefits can be elected. Consult with your financial advisor as to which Optional Benefit may fit your particular needs.
  If you select any optional benefit other than Phoenix Income Protector, you must allocate all premium and contract value to an approved asset allocation program.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB") FEE/1/
Phoenix Principal Protector

(as a percentage of the greater of the Guaranteed Amount or Contract Value)
       Maximum...................................... 1.00%

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") FEE/2/
Phoenix Income Protector
(Not available beginning March 9, 2009)

(as a percentage of the greater of the Guaranteed Annuitization Value or Contract Value)
       Maximum................................................. 1.00%

                                    PHOENIX FLEXIBLE WITHDRAWAL PROTECTOR/SM/
                           GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER FEE/3,6/
                                       (Effective beginning March 9, 2009)
                   (as a percentage of the greater of the Benefit Base/7/ and Contract Value)
                                                                                             Single     Spousal
                                                                                           Life Option Life Option
                                                                                           ----------- -----------
Maximum fee for New York contracts and other contracts without Extended Care Enhancement*.    2.50%      2.50%
Maximum additional fee to add Extended Care Enhancement...................................    0.50%      0.50%
-------------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT 2007 (GMWB 2007) FEE/4/
Prior to availability of Phoenix Flexible Withdrawal Protector in your applicable state

(as a percentage of the greater of the Benefit Base/5/ and Contract Value)

Single Life Option                               Spousal Life Option
Maximum................... 1.50%                 Maximum.................... 1.50%

                New York GMWB 5/New York GMWB 7 Fee/4/
         New York GMWB 5/New York GMWB 7 Effective May 1, 2008

(as a percentage of the greater of the Benefit Amount/5/ and Contract Value)

GMWB 5 - 5% Withdrawal Limit             GMWB 7 - 7% Withdrawal Limit
Maximum......................... 1.00%   Maximum...................... 1.00%

                               Version I Fee/4/
                 Version I Available Prior to January 16, 2007

   (as a percentage of the greater of the Benefit Amount and Contract Value)

GMWB 5 - 5% Withdrawal Limit          Lifetime GMWB - 5% Withdrawal Limit
Maximum...................... 1.00%   Maximum................................ 1.00%
                                      Lifetime GMWB for 2 - Spousal Continuation - 5%
GMWB 7 - 7% Withdrawal Limit          Withdrawal Limit
Maximum...................... 1.00%   Maximum................................ 1.00%

                                          PHOENIX RETIREMENT PROTECTOR/SM/
                                    FLEXIBLE COMBINATION BENEFIT RIDER FEE/3, 6/
                                       Available beginning November 17, 2008
                           (as a percentage of the greatest of the GMWB Benefit Base/7/,
                                      GMAB Benefit Base/7/ and Contract Value)
                                                                                               Single      Spousal
                                                                                             Life Option  Life Option
                                                                                            ------------ ------------
Maximum fee for New York Contracts and other Contracts without optional Guaranteed Minimum
Death Benefit..............................................................................        2.75%    2.75%
Maximum additional fee to add optional Guaranteed Minimum Death Benefit....................        0.50%    0.50%
----------------------------------------------------------------------------------------------------------------------

/1/ The Phoenix Principal Protector fee is deducted annually on the contract anniversary, only if the benefit is selected. The current fee percentage is locked in at the time you elect the benefit. See "Optional Benefits" and "Important Information on Current Fees for Optional Benefit Riders."
/2/ The Phoenix Income Protector fee is deducted annually on the contract anniversary only if the benefit is selected. The current fee percentage is locked in at the time you elect the benefit. See "Optional Benefits" and "Important Information on Current Fees for Optional Benefit Riders."
/3/ See "Important Information on Current Fees for Optional Benefit Riders" for information on current fees. We may change the current fees. If your Benefit Base "steps-up" as provided by the rider, the current fee in effect at the time of the step-up will be applicable to your contract. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector", and "Phoenix Retirement Protector" for descriptions of the rider-specific step-up features, the impact of a step-up on your rider fee, and how you may decline an automatic step-up.
/4/ The fee is deducted annually on the contract anniversary only if the benefit is elected. The fee will vary depending on which Version and option within a Version you elected. Also, certain riders have been available at certain times. After January 16, 2007 and before Phoenix Flexible Withdrawal Protector became available in your applicable state, only GMWB 2007 was available unless the contract is a New York contract and the owner was age 54 or younger at the time the rider is issued. New York GMWB 5/New York GMWB 7 is available for New York contracts where the owner meets certain age restrictions (see "Optional Benefits"). For GMWB 2007, the applicable current fee applies at the time you elected the benefit. The fee percentage may increase at the time of an automatic step-up of the Benefit Base as provided by the rider. See "Optional Benefits" for a description of the automatic step-up feature, the impact of a step-up on your rider fee, and how you may decline a step-up, but will not exceed the maximum charge shown above. For Version I and New York GMWB 5/New York GMWB 7 the current fee percentage is locked in at the time you elect the benefit. The fee charged at the time you elect the Optional Reset may be higher or lower than when you first elected Version I or New York GMWB 5/New York GMWB 7. The fee, however, will not exceed the maximum charge of shown above. See "Optional Benefits" for details about when these riders were available and how we determine the fee percentage. See the section entitled "Important Information on Current Fees for Optional Benefit Riders" for information on current fees.
/5/ For more information about how this amount is determined, see "Optional
    Benefits."
/6/ The maximum fee shown in this table is the highest fee for this rider. A different fee applies to various asset allocation options. If you choose this rider, you must allocate all premium and contract value to a single approved asset allocation program. If you transfer from one asset allocation program or option to another during a rider year, the fee percentage you will pay for the rider will be the highest rider fee associated with the various asset allocation programs in which your contract value was invested during that rider year. The rider fee is deducted on each contract anniversary when the rider is in effect for your contract and is generally deducted on a pro rata basis from each investment option in which the contract has value and, if allocation to the GIA is then permitted, the GIA. Upon contract surrender or rider termination, we will deduct a portion of the annual rider fee for the portion of the contract year elapsed from the surrender proceeds or the contract value, respectively.
/7/ The Benefit Base for Phoenix Flexible Withdrawal Protector, and the GMAB
    Benefit Base and the GMWB Benefit Base under the Phoenix Retirement Protector rider are amounts we calculate solely to determine the value of the benefit(s) provided by the rider and unlike the Contract Value, are not available for withdrawals or surrenders. These amounts are affected by various factors including withdrawals and premium payments. See the description of these riders in "Optional Benefits" for information about how each Benefit Base is calculated and used.
* Extended Care Enhancement is not available with New York contracts. The Optional Guaranteed Minimum Death Benefit is not available with New York contracts.

EXPENSE EXAMPLES

These examples will help you compare the cost of investing in the contract if you elect the Phoenix Retirement Protector Rider with the optional Guaranteed Minimum Death Benefit (optional Guaranteed Minimum Death Benefit not available with New York contracts). These elections will result in the highest total cost of investing in this contract. These examples assume that optional benefit charges are assessed as a percentage of Contract Value.

If you surrender or annuitize at the end of the applicable time period or do not surrender your contract at the end of the applicable time period, your maximum costs would be:

                        Death Benefit Option 1
                        ----------------------

                        1 Year  3 Years 5 Years 10 Years
                        --------------------------------
                        $881    $2,538  $4,067   $7,385

                        Death Benefit Option 2
                        ----------------------

                        1 Year  3 Years 5 Years 10 Years
                        --------------------------------
                        $895    $2,575  $4,119   $7,453


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum of all applicable riders and benefit fees, separate account annual expenses and the maximum annual fund operating expenses that were charged for the year ended 12/31/08.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds and that you have allocated all of your contract value to the fund with the maximum total operating expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table to the left.

Contract Summary
--------------------------------------------------------------------------------

  This prospectus contains information about all the material rights and features of the annuity contract that you should understand before investing. This summary describes the general provisions of the annuity contract.

Overview
  The contract is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan, and should not consider the contract for its tax treatment, but for its investment and annuity benefits. For more information, see "Purchase of Contracts."

  The contract offers variable investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds, and the owner assumes the risk of gain or loss according to the performance of the underlying funds. There is no guarantee that on the maturity date the contract value will equal or exceed payments made under the contract.

  You also select a death benefit option that is suitable to your financial objectives. The death benefit options differ in how the death benefit is calculated. Certain age restrictions may apply to each death benefit option.

  For more information, see "The Accumulation Period--Payment Upon Death Before the Maturity Date" and "Taxation of Annuities in General--Nonqualified Plans" and "Taxation of Annuities in General--Qualified Plans."

  Although investment performance is not guaranteed in a variable annuity, each Optional Living Benefit rider available with this annuity provides a type of guarantee but only if you meet certain conditions. You should read the section entitled "Optional Benefits" carefully if you think you maybe interested in one of the Optional Benefit riders. When choosing any Optional Living Benefit rider for your annuity, it is important to understand if your long-term need for a guarantee pertains to accumulation, income, future withdrawals, or a combination thereof to ensure the Optional Living Benefit you choose suits your financial long term needs. You should know that all guarantees are based on the claims paying ability of the issuing company. When purchasing any annuity with a guaranteed benefit, you should not only consider the additional costs of the living benefit but compare the total cost of the annuity to determine if the annuity suits your needs.

  You may elect one of the following Optional Benefits with the contract:

..  a Guaranteed Minimum Accumulation Benefit (GMAB) (called Phoenix Principal
   Protector) which provides a guaranteed minimum return if contract value remains invested according to an asset allocation program available for use with the rider for the ten year period following the contract date,

.. a Guaranteed Minimum Income Benefit (GMIB) (called Phoenix Income Protector) which guarantees future income payments at a protected minimum amount, regardless of investment performance during the contract's accumulation phase. Phoenix Income Protector is not available beginning March 9, 2009.

.. a guaranteed minimum withdrawal benefit (GMWB). Different GMWB benefits are available by rider depending on the state in which your contract is issued and the age of the rider's owner or Covered Person, as applicable, at the time the contract is issued. You should review the rider descriptions to determine which GMWB is available now or was available at the time you purchased your contract. As of November 17, 2008, if your contract is a New York contract and the owner is under age 50 for the single life option or under age 55 for the spousal life option, the New York GMWB 5/New York GMWB 7 rider is available. If your contract is a New York contract and the Covered Person is age 50 or older for the single life option or age 55 or older for the spousal life option, the Phoenix Flexible Withdrawal Protector/SM/ will be available to you. If your contract is not a New York contract, the Phoenix Flexible Withdrawal Protector/SM/ will be available to you and, for an additional fee, you may also elect an Extended Care Enhancement with the benefit.

..  a Flexible Combination Benefit Rider providing a GMWB and GMAB, also called
   Phoenix Retirement Protector/SM/. For an additional fee, this rider provides a guaranteed minimum death benefit (guaranteed minimum death benefit not available for New York contracts). This rider is available beginning on November 17, 2008.

  These benefits are provided by rider and have their own fees. The guarantees provided by the Optional Benefits in excess of your Contract Value are based on the claims-paying ability of Phoenix. If you elect an Optional Benefit other than Phoenix Income Protector, you must allocate all premium and contract value to a single asset allocation program we have approved for use with these riders. Taking withdrawals from the contract while an Optional Benefit is in effect may reduce the benefits of the riders. For more information, see "Deductions and Charges", "Additional Programs" and "Optional Benefits".

Suitability
  Annuities are designed for long-term financial planning and are not designed for short-term investment strategies. You should make sure you understand all the options for payment and how long you must wait before annuity payments begin. Additionally, while an annuity offers the potential for appreciation, fees, charges, and poor investment performance can negatively affect the value of your annuity. You bear the investment risk, whether a gain or loss, for any contract value allocated to the Separate Account.

  Annuities that are offered to fund a qualified plan, such as an IRA, do not provide any additional tax deferred advantages. If your only or main investment objective is tax deferral, an annuity product may be more expensive than other products that provide tax deferred benefits.

Replacements
  Replacing any existing contract with this contract may not be to your advantage. You should talk with your registered representative before you replace your variable annuity contract. You should carefully compare the risks, charges, and benefits of your existing contract to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your contract could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable annuity contract, you generally cannot reinstate it unless the insurer is required to reinstate the previous contract under state law. This is true even if you choose not to accept your new variable annuity contract during your "free look" period.

Conflicts of Interest
  Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the "Sales of Variable Accumulation Contracts" section of this prospectus.

Investment Features

Flexible Premium Payments
.. Other than the minimum initial payment, there are no required premium payments.

..  You may make premium payments anytime until the maturity date.

..  You can vary the amount and frequency of your premium payments.

Minimum Premium Payment
..  Minimum initial premium payment--$30,000

..  Minimum subsequent premium payments--$500

..  Maximum total premium payments--$1,000,000 with our approval

  For more information, see "Purchase of Contracts."

Allocation of Premiums and Contract Value
.. Premium payments are invested in one or more of the investment options. Each investment option invests directly in a mutual fund.

.. Prior to the maturity date, you may elect to transfer all or any part of the contract value among one or more investment options, subject to the restrictions related to disruptive trading and market timing. After the maturity date under variable annuity payment options, you may elect to transfer all or any part of the contract value among one or more investment options. For more information, refer to "Internet, Interactive Voice
   Response and Telephone Transfers," and "Disruptive Trading and Market
   Timing."

.. The contract value allocated to the investment options varies with the investment performance of the funds and is not guaranteed.

..  You may participate in one of the asset allocation programs we offer.
   Participation in a program is optional, unless you elect an Optional Benefit other than Phoenix Income Protector (GMIB). If you elect an Optional Benefit, other than Phoenix Income Protector, you must allocate all premium payments and Contract Value to one of the programs approved for use with those benefits. We may offer other programs in the future, however, whether those programs will be made available to both current and prospective contract owners will be determined at the sole discretion of the Company. For more information about the programs, refer to "Asset Allocation and Strategic Programs" below.

Withdrawals
.. You may partially or fully surrender the contract anytime for its contract value less any applicable premium tax.

..  Withdrawals may be subject to a 10% penalty tax. For more information, see
   "Federal Income Taxes."

..  Prior to the maturity date, contract owners who have elected Phoenix Income
   Protector ("GMIB"), may request partial withdrawals to be made either pro rata from all the investment options or from a specific investment option.

..  Withdrawals may negatively impact guarantees provided by certain Optional
   Living Benefit riders if certain conditions are not met. Please see the section entitled "Optional Benefits" for further details.

Deductions and Charges

From the Contract Value
..  Annual Administrative Charge--$35 annually. For more information, see
   "Annual Administrative Charge."

..  Annual Step-up Fee--0.15%. For more information, see "Annual Step-up Fee."

.. Guaranteed Minimum Accumulation Benefit (Phoenix Principal Protector) fee--the current fee percentage shown on your rider specifications page multiplied by the greater of the guaranteed amount and the contract value on the date the fee is deducted. For more information, see "Deductions and Charges" and "Important Information on Current Fees for Optional Benefit Riders" below.

.. Guaranteed Minimum Income Benefit (Phoenix Income Protector) fee--the current fee percentage shown on your rider specifications page multiplied by the greater of the guaranteed annuitization value and the contract value on the date the fee is deducted. For more information, see "Deductions and Charges" and "Important Information on Current Fees for Optional Benefit Riders" below.

.. guaranteed minimum withdrawal benefit fee--the fee percentage will vary depending on when you elected GMWB and which Version, and option within a Version, of GMWB you elect. We have offered different GMWB riders at different times. The amount of the fee and the way the fee is calculated depends on the particular rider attached to your contract. For more information about the different GMWB fees, see "Deductions and Charges" and "Important Information on Current Fees for Optional Benefit Riders" below.

..  Phoenix Flexible Withdrawal Protector (available beginning on November 17,
   2008)--the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and the Contract Value. The fee for this rider depends on whether you choose the single life option or the spousal life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. Additionally, if you choose the Extended Care Enhancement (not available for contracts issued in the state of New York) for your rider, we assess a charge for that feature. The maximum fees are shown in the table of "Optional Benefit Fees". The fee for your rider may change if you change asset allocation models or if you do not decline an automatic step-up provided by the rider. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. For more information see "Important Information on Current Fees for Optional Benefit Riders." See "Optional Benefits" for additional information about the impact of an automatic step-up on your rider and your ability to decline a step-up.

.. Phoenix Retirement Protector (available beginning on November 17, 2008)--the fee is equal to a stated percentage multiplied by the greatest of the GMWB Benefit Base, the GMAB Benefit Base, and the Contract Value. The fee for this rider depends on whether you choose the single life option or the spousal life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. Additionally, if you choose the Guaranteed Minimum Death Benefit option (not available for contracts issued in the state of New York) for your rider, we assess a charge for that feature. The maximum fees are shown in the table of "Optional Benefit Fees". The fee for your rider may change if you change asset allocation models. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of an automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base as provided by the rider. For more information see "Important Information on Current Fees for Optional Benefit Riders." See "Optional Benefits" for additional information about the impact of an automatic or elective step-up on your rider and your ability to decline an automatic step-up.

.. Taxes--taken from the contract value upon premium payments or commencement of annuity payments.

  . Phoenix will reimburse itself for such taxes upon remittance to the applicable state. For more information, see "Tax" and "Deductions and Charges" below.

.. Transfer Charge--currently, there is no transfer charge, however, we reserve the right to charge up to $20 per transfer after the first 12 transfers each contract year. For more information, see "Deductions and Charges."

From the Separate Account
.. Daily administrative fee--currently 0.125% annually. For more information, see "Daily Administrative Fee."

.. Mortality and expense risk fee--1.475%. For more information, see "Mortality and Expense Risk Fee."

Other Charges or Deductions
  In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

Death Benefit
  The death benefit is calculated differently for each death benefit option and the amount varies based on the option selected. For more information, see "The Accumulation Period--Payment Upon Death Before Maturity Date."

Death Benefit Options
  The contract offers two death benefit options. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation.

  For more information, see "The Accumulation Period--Payment Upon Death Before Maturity Date."

Additional Information

Free Look Period
  You have the right to review and return the contract. If for any reason you are not satisfied, you may return it within ten days (or later, if applicable state law requires) after you receive it and cancel the contract. You will receive in cash the contract value plus any charges made under the contract. However, if applicable state law requires a return of premium payments, we will return the greater of premium payments less any withdrawals or the Contract Value.

  For more information, see "Free Look Period" below.

Termination
  If on any valuation date the total contract value equals zero or is insufficient to cover any assessed charges, the contract will immediately terminate without value. Phoenix will notify you in writing that the contract has terminated.

Financial Highlights
--------------------------------------------------------------------------------

  Financial highlights give the historical value for a single unit of each of the available investment options and the number of units outstanding at the end of each of the past ten years, or since the investment option began operations, if less. These tables are highlights only. The tables are set forth in Appendix C.

  More information, including the Separate Account and Company financial statements, is contained in the Statement of Additional Information ("SAI") and the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.

Financial Statements
--------------------------------------------------------------------------------

  The financial statements of Phoenix Life Variable Accumulation Account as of December 31, 2008, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC's website at HYPERLINK "http://www.sec.gov" www.sec.gov. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account.

Performance History
--------------------------------------------------------------------------------

  We may include the performance history of the investment options in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option. Standardized average annual total return is measured by comparing the value of a hypothetical $10,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for taxes (which may vary by state). For more information, see the SAI.

The Variable Accumulation Annuity
--------------------------------------------------------------------------------

  The individual deferred variable accumulation annuity contract (the "contract") issued by Phoenix is significantly different from a fixed annuity contract in that, it is the owner and annuitant under a contract who bears the risk of investment gain or loss rather than Phoenix. The amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the investment options. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Separate Account and monthly annuity payments will vary in accordance with the investment experience of the variable investment options selected. However, a fixed annuity may be elected, in which case the amounts held under a contract are transferred to the General Account of Phoenix and Phoenix will guarantee specified monthly annuity payments.

Phoenix and the Separate Account
--------------------------------------------------------------------------------

  On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company incorporated on May 1, 1851, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock company life insurance company by "demutualizing" pursuant to a plan of reorganization approved by New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") a newly formed, publicly traded Delaware corporation.

  Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06103-2899. Our New York principal office is 31 Tech Valley Drive, East Greenbush, New York 12061. We sell life insurance policies and annuity Contracts through producers of affiliated distribution companies and through brokers.

  On June 21, 1982 we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of Phoenix. On July, 1 1992 the Separate Account's domicile was transferred to New York.

  The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the contract value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. We reserve the right to add, remove, modify, or substitute any investment option in the Separate Account.

  Obligations under the contracts are obligations of Phoenix. The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the "GIA" section below.

Contract Guarantees
  Any guarantee under the contract, such as any guarantee provided by a rider to your variable annuity, is paid from our general account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.

  Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix's financial strength, including information on our General Account portfolio of investments, may be found on our Web site located under "About Us"/"Financial Strength" along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2008, may also be found on our Web site, phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling our Annuity Operations Division.

The Variable Investment Options
--------------------------------------------------------------------------------

  You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

  The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

  Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant contract owner assets.

  In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

  Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any Series will achieve its stated investment objective.

  You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by writing to our Annuity Operations Division or calling us at the address or telephone number provided on the first page of this prospectus.

Administrative, Marketing and Support Service Fees
  The Company and the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the Contracts for providing certain administrative, marketing, or other support services to the underlying funds.

  Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts. The Company and its affiliates may profit from these fees. As stated previously, such payments are a factor in choosing which funds to offer in the Company's variable products. These payments may be significant and the Company and its affiliates may profit from them.

  The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the company. The Phoenix Edge Series Fund pays a flat fee to Phoenix Life Insurance Company. The amount of the fee that an underlying fund and its affiliates pay the company and/or the company's affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. The flat fee rates may be as much as $1.6 million. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

  These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account's investments in the funds.

  These administrative services may include but are not limited to soliciting applications for Variable Contracts issued by the Company, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners' interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds' prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner's); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

  For additional information concerning the available investment options, please see Appendix A.

Deductions and Charges
--------------------------------------------------------------------------------

Annual Administrative Charge
  We deduct an administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

  The maximum and current annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the investment options in which you have an interest. If you fully surrender your contract, the full administrative fee, if applicable, will be deducted at the time of withdrawal. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $30,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect annuity payment options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

Annual Step-up Fee
  The annual step-up fee applies to Death Benefit Option 2 only. It is equal to the annual step-up fee percentage of 0.15%, multiplied by the annual step-up amount on the date the fee is deducted. We will deduct this fee annually on each contract anniversary up to and including the contract anniversary following the oldest owner's attained age 80 and upon full surrender of the contract if surrender is prior to the contract anniversary following the oldest owner's attained age 80. The fee will be deducted from the total contract value with each investment option, bearing a pro rata share of such fee based on the proportionate contract value of each investment option.

Daily Administrative Fee
  We make a daily deduction from the contract value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses.

Important Information on Current Fees for Optional Benefit Riders

Phoenix Principal Protector Fee
  You should assume that the guaranteed maximum fee percentage disclosed in this prospectus for the above referenced Optional Benefits will be charged unless we notify you that we will be charging a lower fee percentage or "fee." If we choose to offer a fee that is lower than the maximum guaranteed fee percentages described in the "Optional Benefit Fee Table," we will provide that fee to you in writing on a form satisfactory to us. If you accept the fee by signing the form, and the rest of your application is in good order, we will issue your rider and the fee reflected on that form will apply to your rider. The fee will also be reflected on the rider specification pages of your rider. While we do not have the right to change your fee once you purchase the rider, we do reserve the right to increase or decrease the fee for new purchasers, provided that we do not exceed the maximum fee percentage shown in the "Optional Benefit Fee Table."

Phoenix Income Protector Fee
  This rider is no longer offered for sale. Your current fee percentage or "fee" was locked in at the time you purchased the rider. The current fee applied to your rider is the fee displayed on the rider specification pages of your rider. While we do not have the right to change your fee once you have purchased the rider, we reserved the right to increase or decrease the fee for new purchasers, provided that we did not exceed the maximum fee percentage shown in the "Optional Benefit Fee Table."

New York GMWB 5/New York GMWB 7Fee
  This rider is available for New York contracts only. Your current fee percentage or "fee" was locked in at the time you purchased the rider. The fee percentage is displayed on the rider specifications pages of your rider. Unless you exercise the Optional Reset provision as described in your rider, we do not have the right to change your fee once you have purchased the rider. When you exercise the Optional Reset feature, you terminate your existing rider and purchase a new rider. To the extent an Optional Reset election is made, you will be charged the then current fee for the new rider which you purchase. Currently, if you exercise the Optional Reset provision of your New York GMWB 5/New York GMWB 7 rider, you may purchase either another New York GMWB5/GMWB 7 rider or a Phoenix Flexible Withdrawal Protector rider. We reserved the right to increase or decrease that fee for new purchasers, including those who exercise the Optional Reset provision as described by their riders. In no case did we exceed the maximum fee percentage shown in the "Optional Benefit Fee Table" for this rider, or in the case of an Optional Reset, in no case did we exceed the maximum fee percentage for the new rider that was purchased. To determine whether or not we are offering a fee lower than the guaranteed maximum fee percentage for a rider, please call the Annuity Operations Division or, for the Phoenix Flexible Withdrawal Protector rider, visit our website at www.phoenixwm.com. Please see the section entitled, "Optional Reset" for more complete information on Optional Resets.

GMWB Version I Fee (Offered Prior to January 16, 2007)
  This rider is no longer offered for sale. Your current fee percentage or "fee" was locked in at the time you purchased the rider. The fee percentage is displayed on the rider specifications pages of your rider. Unless you exercise the Optional Reset provision as described in your rider, we do not have the right to change your fee once you have purchased the rider. When you exercise the Optional Reset feature, you terminate your existing rider and purchase a new rider. To the extent an Optional Reset election is made, you will be charged the then current fee for the new rider which you purchase. Currently, only the Phoenix Flexible Withdrawal Protector rider is available for an Optional Reset. We reserved the right to increase or decrease that fee for new purchasers, including those who exercise the Optional Reset provision as described by their riders. In no case did we exceed the maximum fee percentage shown in the "Optional Benefit Fee Table" for this rider, or in the case of an Optional Reset, in no case did we exceed the maximum fee percentage for the new rider that was purchased To determine whether or not we are offering a fee lower than the guaranteed maximum fee percentage for the Phoenix Withdrawal Protector, please call the Annuity Operations Division or visit our website at www.phoenixwm.com. Please see the section entitled, "Optional Reset" for more complete information on Optional Resets.

GMWB 2007 Fee
  This rider is no longer offered for sale. Your current fee percentage or "fee" was set at the time you purchased the rider and is displayed on the rider specification pages of your rider. It cannot change unless your Benefit Base "steps-up" as provided by your rider. We will notify you of a new fee in writing 30 days prior to the effective date of the fee increase (your rider anniversary date.) If your rider is eligible to "step-up" it will do so automatically. This fee will not change again unless an automatic steps-up occurs again. Any new fee we may offer will never exceed the maximum guaranteed fee percentages as described in the "Optional Benefit Fee Table" of this prospectus. You may decline an automatic step-up to avoid future rate increases by notifying us at least seven days prior to your rider anniversary.

Phoenix Flexible Withdrawal Protector Fee and Phoenix Retirement Protector Fee
  You should assume that the guaranteed maximum fee percentage disclosed in this prospectus for the above referenced Optional Benefits will be charged unless we notify you that we will be charging a lower fee percentage or "fee". If we choose to offer a fee that is lower than the maximum guaranteed fee percentages described in the "Optional Benefit Fee Table," we will notify you in two ways: Before your application is submitted, we will provide you with the applicable fees in writing as described below. Once the Contract is issued, we will notify you in writing prior to your eligibility of a "step-up" as provided by your rider because "step-ups" can increase your fees.

  Because the fees for the above referenced riders vary by asset allocation program, there is a set of fees (one fee for each asset allocation program) that applies to your rider. If we choose to offer a set of fees that are lower than the maximum guaranteed fee percentages described in the "Optional Benefit Fee Table," we will provide that set of fees on a form satisfactory to us. If you accept those fees by signing the form, and the rest of your application is in good order, we will issue your rider and the fee schedule reflected on that form will apply to your rider ("Initial Fee Schedule"). The fee for the asset allocation model in which you are first invested will be reflected on the rider specification pages of your rider. As stated previously, these fee percentages vary by asset allocation program. It is important that you review the fees for each asset allocation program because if you transfer into a

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new asset allocation program with a higher fee, the fee percentage that you will pay for the rider will be the highest fee percentage associated with the various asset allocation programs in which your Contract Value was invested during that rider year. You may request a copy of the signed form by calling our Annuity Operations Division.

  The fees in your Initial Fee Schedule can only increase if your Benefit Base "steps-up" automatically or if you elect a "step-up" as provided under the GMAB portion of the Phoenix Retirement Protector Rider. We will notify you in writing 30 days prior to your rider anniversary date, if the fee for the asset allocation program in which you are currently invested will be raised or lowered. We will also notify you in writing on your rider anniversary date of the new fee schedule for each asset allocation program to which you may transfer Contract Value. These fees will not change again unless an automatic step-up occurs again or unless you elect another step-up as provided under the GMAB portion of the Phoenix Retirement Protector Rider. Any new fee schedule that we may offer will never exceed the maximum guaranteed fee percentages as described in the "Optional Benefit Fee Table" of this prospectus. You may decline an automatic step-up under Phoenix Flexible Withdrawal Protector or the GMWB portion of the Phoenix Retirement Protector Rider to avoid future rate increases by notifying us at least seven days prior to your rider anniversary.

  You may also find the current fee schedule, as well as previous fee schedules on our website, www.phoenixwm.com. This document describes whether or not we are currently offering a fee schedule lower than the guaranteed maximum fee percentage shown in this prospectus and the effective date of those fees. If you have not purchased a rider yet, you should know that this fee schedule may change on a monthly basis. However, if your rider was issued within five business days of a fee schedule change, you will receive the fee schedule in effect as of the date of your application.

Guaranteed Minimum Accumulation Benefit (Phoenix Principal Protector) Fee
  If the Phoenix Principal Protector rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary during the ten-year term. If this benefit terminates on a contract anniversary prior to the end of the term for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this benefit terminates on any other day prior to the end of the term for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

  The current fee percentage is locked in at the time you elect this benefit. The fee is equal to the Rider Fee Percentage shown on your rider specifications page, multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted. (See the section "Important Information on Current Fees for Optional Benefit Riders" for more complete information.) However, we reserve the right to charge up to the maximum fee percentage shown in the table of "Optional Benefit Fees", multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted.

  If you elect the Guaranteed Minimum Accumulation Benefit, you will be unable to elect any other Optional Benefit.

Guaranteed Minimum Income Benefit (Phoenix Income Protector) Fee
  If the Phoenix Income Protector rider is part of your contract, we will deduct a fee. The fee is equal to the Rider Fee Percentage shown on your rider specifications page, multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date that the rider fee is deducted.

  The maximum fee is the fee percentage shown in the table of "Optional Benefit Fees" multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the fee is deducted. The current fee percentage is locked in at the time you elect this benefit. (See the section "Important Information on Current Fees for Optional Benefit Riders" for more complete information.)

  The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a pro rated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option and GIA bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option and GIA. For New York contracts, no fee will be deducted from the GIA. We will waive the rider fee if the Contract Value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

  If you elect the Guaranteed Minimum Income Benefit, you will be unable to elect any other Optional Benefit.

Guaranteed Minimum Withdrawal Benefit Fee
  If a guaranteed minimum withdrawal benefit rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option and, if allocation to the GIA is then permitted, the GIA bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option and, if applicable, the GIA. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

  The fee percentage will vary depending on when you elect GMWB and which Version, and option within a Version, of GMWB you elect. Also, you should know that certain riders provide for a step-up in the Benefit Base or an "optional reset". In either case you will be notified if your contract experiences such an event and will be provided an opportunity to decline. We have the right to increase your rider fee in the case of a step-up or to replace your rider with the currently available version of the benefit in the case of an optional reset and either event could result in fee increase.

  For GMWB 2007 (issued on or after January 16, 2007 and until Phoenix Flexible Withdrawal Protector became available in your state), the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted.

  We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage shown in the table of "Optional Benefit Fees." (See the section "Important Information on Current Fees for Optional Benefit Riders" for more complete information.)

  New York GMWB 5/New York GMWB 7 (available as of May 1, 2008 for New York contracts where the owner is age 54 or less at the time the rider is issued and as of November 17, 2008 only available for New York contracts where the owner is under age 50 if the single life option is elected, and under age 55 if the spousal life option is elected)--the fee is equal to a stated percentage multiplied by the greater of Benefit Amount and Contract Value on the date the fee is deducted.

  We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage shown in the table of "Optional Benefit Fees." The current fee percentage for this rider is locked in on the date that this rider is added to the contract. (See the section "Important Information on Current Fees for Optional Benefit Riders" for more complete information.)

  For Version I (issued prior to January 16, 2007), the fee percentage will vary depending on which one of the four available GMWB versions you elect. The fee is equal to a stated percentage multiplied by the greater of Benefit Amount and Contract Value on the date the fee is deducted.

  We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage shown in the table of "Optional Benefit Fees." The current fee percentage is locked in on the date that this rider is added to the contract. (See the section "Important Information on Current Fees for Optional Benefit Riders" for more complete information.)

  If you elect any guaranteed minimum withdrawal benefit, you will be unable to elect any other Optional Benefit.

Phoenix Flexible Withdrawal Protector Fee
  If you have elected Phoenix Flexible Withdrawal Protector for your contract (available beginning November 17, 2008), we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted. We calculate and deduct the rider fee amount after any applicable roll-up and before any automatic step-up of the rider Benefit Base.

  Sample Calculation of the Fee for Phoenix Flexible Withdrawal Protector without the optional Extended Care Enhancement

   Assume that you have reached the end of first rider year, and that your rider fee percentage is 2.50%, your initial Benefit Base was $100,000, you made an additional premium payment of $10,000 during the first rider year and your Contract Value is $110,500. Also, assume that you made no withdrawals during the rider year and that you have not elected to opt-out of automatic step-ups.

   The Benefit Base at the end of the first rider year is equal to the Benefit Base on the rider date ($100,000) plus the amount of the additional premium payment ($10,000) or $110,000.

   Assume that your roll-up percentage is 6.5%. The roll-up amount is equal to 6.5% multiplied by the Benefit Base on the rider date ($100,000) plus the sum of all subsequent premium payments made during the first rider year or [6.5%* ($100,000 + $10,000)] = $7,150.

   The Benefit Base after roll-up is the current Benefit Base ($110,000) compared to the following amount: the current Benefit Base ($110,000) plus the roll-up amount for the first rider year ($7,150). The Benefit Base after roll-up is therefore $117,150 ($110,000 + $7,150).

   Your rider fee is $2,929 (2.50% of the greater of $110,500 and the $117,150). This rider fee is assessed against your Contract Value and your Contract Value becomes $107,571 ($110,500-$2,929).

   When we calculate the step-up, we begin that calculation using the current Contract Value, which in this example is $107,571.

  The maximum fee percentage for Phoenix Flexible Withdrawal Protector and the maximum additional fee percentage to add the optional Extended Care Enhancement (Extended Care Enhancement is not available for contracts issued in the state of New York) are shown in the table of "Optional Benefit Fees." The current fee percentage in effect at the time your Phoenix Flexible Withdrawal Protector rider is issued is shown on your rider specifications page and varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. In addition, it may change if you step-up your Benefit Base. See the section entitled "Important Information on Current Fees for Optional Benefit Riders" for more complete information. An additional current fee amount is charged if you add the Extended Care Enhancement. This fee is shown on your rider specifications page, does not vary based on single or spousal life option or the asset allocation program you select and is assessed along with and in the same manner as the fee for the Phoenix Flexible Withdrawal Protector without the Extended Care Enhancement. See the table of "Optional Benefit Fees" for details.

  You should know that if you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest applicable rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. Additionally, we may increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base.

  Sample calculation of the rider fee after transfer to an asset allocation program with a higher rider fee percentage

   Assume that at the beginning of your rider year, the rider fee for the asset allocation program you chose was 0.85% and that, during the rider year you chose to reallocate all your Contract Value to another approved asset allocation program for which the rider fee was 1.05%.

   At the end of this rider year, your rider fee percentage will be 1.05%. This rider fee percentage is applied to the greater of the Benefit Base and the Contract Value. If the Benefit Base was $100,000 and the Contract Value was $98,000, then the rider fee would be $1,050 (1.05% times $100,000).

  In any case, the fee will not exceed the maximum percentage. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector" for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

  Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option and, if allocation to the GIA is then permitted, the GIA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

  If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greater of the Benefit Base or the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

Phoenix Retirement Protector Fee
  If you have elected the Phoenix Retirement Protector for your contract (available beginning November 17, 2008), we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greatest of (a) Contract Value, (b) the GMAB Benefit Base, and (c) the GMWB Benefit Base on the date the fee is deducted. The rider fee amount is calculated and deducted after any applicable roll-up of the GMWB Benefit Base and before any automatic step-up of the GMWB Benefit Base and elective step-up of the GMAB Benefit Base. See the section called "Optional Benefits", "Phoenix Retirement Protector" for a description of the Benefit Base amounts, the roll-up and step-up features.

  The maximum fee percentage for Phoenix Retirement Protector and the maximum additional fee percentage to add the optional guaranteed minimum death benefit (optional guaranteed minimum death benefit is not available for contracts issued in the state of New York) is shown in the table of "Optional Benefit Fees." The current fee percentage in effect at the time your Phoenix Retirement Protector rider is issued is shown on your rider specifications page and varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. In addition, it may change if you step-up your Benefit Base. See the section entitled "Important Information on Current Fees for Optional Benefit Riders" for more complete information. An additional current fee amount is charged if you add the optional guaranteed minimum death benefit. This fee is shown on your rider specifications page, does not vary based on single or spousal life option or the asset allocation program you select and is assessed along with and in the same manner as the fee for the Phoenix Retirement Protector without the Guaranteed Minimum Death Benefit. See the table of "Optional Benefit Fees" for details.

  You should know that if you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest applicable rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. Also, we may increase the rider fee for your rider on the date of any automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base. If you do not decline an automatic step-up of the GMWB Benefit Base or you elect a step-up of the GMAB Benefit Base, you will pay the current rider fee then in effect beginning on the date of any step-up of the applicable Benefit Base.

  In any case, the rider fee will not exceed the maximum percentage. See "Optional Benefits" for additional information on the potential impact of the automatic step-up feature and the elective step-up feature on the rider fee and your ability to decline the automatic step-up and/or not elect the elective step-up.

  Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option and, if allocation to the GIA is then permitted, the GIA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

  If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greatest of the GMWB Benefit Base, the Phoenix Principal Protector Benefit Base and the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

Mortality and Expense Risk Fee
  We make a daily deduction from each investment option for the mortality and expense risk fee. The charge is 1.475% and is assessed against the daily net assets of the investment options.

  Although you bear the investment risk of the investment options in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

  In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

  If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

  We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

Tax
  Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as premium payment tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner's state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and taxes, see "Appendix B."

  We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Transfer Charge
  Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Reduced Fees, Credits and Excess Interest for Eligible Groups
  We may reduce or eliminate the mortality and expense risk fee or the withdrawal charge, or credit excess interest when sales of the contracts are made to certain eligible groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1)the size and type of the group of individuals to whom the contract is offered;

(2)the amount of anticipated purchase payments;

(3)whether there is a preexisting relationship with the company such as being an employee of the company or its affiliates and their spouses; or to employees or agents who retire from the company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4)internal transfers from other contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate.

  Any reduction or elimination of the mortality and expense risk fee withdrawal charge or credit of excess interest will not unfairly discriminate against any person. We will make any reduction or credit according to our own rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

Other Charges
  As compensation for investment management services, the advisors to the funds are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

The Accumulation Period
--------------------------------------------------------------------------------

  The accumulation period is that time before annuity payments begin during which your premium payments into the contract remain invested.

Accumulation Units
  An accumulation unit is used to calculate the value of a contract. Each investment option has a corresponding accumulation unit value. The number of accumulation units of an investment option purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that investment option next determined after receipt of the premium payment. The value of the accumulation units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Values
  On any date before the maturity date of the contract, the total value of the accumulation units in an investment option can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each investment option and their current value will be reported to you at least annually.

Purchase of Contracts
..  Minimum initial premium payment--$30,000

..  Minimum subsequent premium payments--$500.

  The initial payment is due and payable before the contract becomes effective.

  The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. We cannot accept total premium payments in excess of $1,000,000 without prior approval. While the owner is living and the contract is in force, premium payments may be made anytime before the maturity date of a contract.

  Your ability to elect one of the Optional Benefits may be restricted by certain minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen. For more information on specific Optional Benefit requirements, see "Optional Programs and Benefits."

  Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned. You may request us to hold your premium payment after the five day period while the application is completed and within two days after completion we will apply your premium payment. Please note that prior to the completion of your application or order form, we will hold the premium in a suspense account, which is a non interest bearing account. Additional payments allocated to investment options are used to purchase accumulation units of the investment option(s), at the value of such Units next determined after the receipt of the payment at our Annuity Operations Division.

  Premium payments received under the contract will be allocated in any combination to any investment option in the proportion you elect or as otherwise changed by you from time to time. Changes in the allocation of premium payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any premium payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

  For certain eligible groups, we may reduce the initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

1.the make-up and size of the prospective group;
2.the method and frequency of premium payments; and 3.the amount of compensation to be paid to registered representatives on each premium payment.

  Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

Additional Programs
  If you have any Optional Benefit other than the Phoenix Income Protector, attached to your contract, you must elect and continue to participate in a single approved asset allocation program or the Optional Benefit will terminate. All initial and subsequent premium payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program; however, the fee for the Optional Benefit may vary depending on the program you choose and the fee may increase under certain circumstances. See the table of "Optional Benefit Fees".

  Provided that you do not have any Optional Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

  We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Benefits in the future.

Asset Allocation and Strategic Programs
  Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs many of which are approved for use with the Optional Benefits. Information about the programs we currently offer and whether each is approved for use with an Optional Benefit is provided below.

  For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as "programs", and we refer to the asset allocation options available within the programs, as "options". We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in "Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs." Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option-Contracts without Optional Benefits
  If you have not elected an Optional Benefit for your contract, you are not required to elect an asset allocation program but may do so if you wish. If you are interested in electing a program, you should consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options.

  When you participate in a program, all of your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You may, at any time, switch your current program or option, and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. You may cancel your participation in a program at any time, and later re-enroll in a program by contacting our Annuity Operations Division. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

Selecting a Program and Option-Contracts with Optional Benefits
  If you purchase a contract with an Optional Benefit, other than the Phoenix Income Protector, you must select one of the approved programs through which to allocate your premium payments and Contract Value. When you participate in one of the approved programs all your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. Changing programs or options may change the fee for the Optional Benefit on your contract. See the table of "Optional Benefit Fees" for more information.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Benefit. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

                             Program Availability
  When you elect an Optional Benefit rider other than the Phoenix Income Protector you must allocate all premium to one program or program option that is available at the time of your election. (To simplify this discussion, the term "program" refers to both a program and a program option for those programs offering more than one investment option.) Contract value and premium may never be allocated to more than one program. Transfers of partial contract value are not permitted. Different programs have been offered with different Optional Benefits during various time periods. We may discontinue, modify, or amend programs and we may make different programs available in the future. For all time periods, regardless of program availability changes, you will be permitted to remain in the program in which you are invested and to allocate additional premium to that program. You may not transfer into a program that is not available on the date of the requested transfer. However, prior to June 22, 2009, you are permitted to transfer back into a program in which you were previously invested, even if it is not listed as generally available on the date of the transfer request. You should note that, beginning with the June 22, 2009 program availability changes, if you transfer out of a program, you will not be able to transfer back into that program if it is not available on the date of the requested transfer. The table below shows program availability during various time periods by Optional Benefit rider:

                        Phoenix Retirement            Phoenix Flexible                  Phoenix
                            Protector                Withdrawal Protector         Principal Protector
------------------------------------------------------------------------------------------------------------
Beginning 6/22/09  Phoenix Dynamic:              Phoenix Dynamic:              Phoenix Dynamic:
                   .    Moderate                 .    Moderate                 .    Moderate
                                                 .    Moderate Growth          .    Moderate Growth
                                                 .    Growth
                                                 Franklin Templeton
                                                   Perspectives
                                                 Alliance Balanced Wealth
------------------------------------------------------------------------------------------------------------
3/9/09 - 6/21/09   Phoenix-Ibbotson              Phoenix-Ibbotson              Phoenix-Ibbotson
                     Strategic:                    Strategic:                    Strategic:
                   .    Conservative             .    Conservative             .    Conservative
                   .    Moderately               .    Moderately               .    Moderately
                        Conservative                  Conservative                  Conservative
                   Phoenix Dynamic:              .    Moderate                 Phoenix Dynamic:
                   .    Moderate                 .    Moderately               .    Moderate
                                                      Aggressive
                                                 Phoenix Dynamic:
                                                 .    Moderate
                                                 .    Moderate Growth
                                                 Franklin Founding
                                                 Franklin Templeton
                                                   Perspectives
                                                 Alliance Balanced Wealth



------------------------------------------------------------------------------------------------------------
11/17/08 - 3/8/09  Phoenix-Ibbotson Strategic:   Phoenix-Ibbotson Strategic:   Phoenix-Ibbotson Strategic:
                   .    Conservative             .    Conservative             .    Conservative
                   .    Moderately               .    Moderately               .    Moderately
                        Conservative                  Conservative                  Conservative
                   .    Moderate                 .    Moderate                 .    Moderate
                   .    Moderately               .    Moderately               .    Moderately
                        Aggressive                    Aggressive                    Aggressive
                   .    Aggressive               .    Aggressive               Phoenix Dynamic:
                   Phoenix Dynamic:              Phoenix Dynamic:              .    Moderate
                   .    Moderate                 .    Moderate                 .    Moderate Growth
                   .    Moderate Growth          .    Moderate Growth          .    Growth
                   .    Growth                   .    Growth                   Franklin Founding,
                   .    Aggressive Growth        .    Aggressive Growth        Franklin Templeton
                   Franklin Founding             Franklin Founding               Perspectives
                   Franklin Templeton            Franklin Templeton            Alliance Balanced Wealth
                     Perspectives                  Perspectives
                   Alliance Balanced Wealth      Alliance Balanced Wealth
                   Alliance Wealth Appreciation  Alliance Wealth Appreciation
------------------------------------------------------------------------------------------------------------

                          GMWB 2007
                           GMWB 5/7
                        Lifetime GMWB
---------------------------------------------
Beginning 6/22/09  Phoenix Dynamic:
                   .    Moderate
                   .    Moderate Growth
                   Alliance Balanced Wealth



---------------------------------------------
3/9/09 - 6/21/09   Phoenix-Ibbotson
                     Strategic:
                   .    Conservative
                   .    Moderately
                        Conservative
                   .    Moderate
                   .    Moderately
                        Aggressive
                   .    Aggressive
                   Phoenix Dynamic:
                   .    Moderate
                   .    Moderate Growth
                   .    Growth
                   .    Aggressive Growth
                   Franklin Founding
                   Franklin Templeton
                     Perspectives
                   Alliance Balanced Wealth
---------------------------------------------
11/17/08 - 3/8/09  Same as above

















---------------------------------------------

                                                                                           GMWB 2007
                   Phoenix Retirement   Phoenix Flexible              Phoenix               GMWB 5/7
                       Protector       Withdrawal Protector     Principal Protector       Lifetime GMWB
--------------------------------------------------------------------------------------------------------
Prior to 11/17/08    Same as above        Same as above      Phoenix-Ibbotson Strategic:  Same as above
                                                             .    Conservative
                                                             .    Moderately
                                                                  Conservative
                                                             .    Moderate
                                                             .    Moderately
                                                                  Aggressive
                                                             .    Aggressive
                                                             Phoenix Dynamic:
                                                             .    Moderate
                                                             .    Moderate Growth
                                                             .    Growth
                                                             .    Aggressive Growth
                                                             Franklin Founding
                                                             Franklin Templeton
                                                               Perspectives
                                                             Alliance Balanced Wealth

  A brief description of each program follows.

..  AllianceBernstein VPS Wealth Appreciation Strategy Portfolio
  The AllianceBernstein VPS Wealth Appreciation Strategy portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the portfolio, the adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the adviser's targeted blend for the equity portion of the portfolio is an equal weighting of growth and value stocks (50% each). The portfolio may also invest in real estate investment trusts, or REITs. This asset allocation option is rebalanced as necessary in response to markets.

..  AllianceBernstein VPS Balanced Wealth Strategy
  The AllianceBernstein VPS Balanced Wealth Strategy portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

..  Franklin Templeton Founding Investment Strategy
  Through the Franklin Templeton Founding Investment Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

  .  Franklin Income Securities Fund--34%

  .  Mutual Shares Securities Fund--33%

  .  Templeton Growth Securities Fund--33%

..  Franklin Templeton Perspectives Allocation Model
  Through the Franklin Templeton Perspectives Allocation Model, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

  .  Franklin Flex Cap Growth Securities Fund--34%

  .  Mutual Shares Securities Fund--33%

  .  Templeton Growth Securities Fund--33%

..  Phoenix-Ibbotson Strategic Asset Allocation--(Closed to new investors effective June 22, 2009)
  PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

  . Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

  . Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

  . Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

  . Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

  . Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

  On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

..  Phoenix Dynamic Asset Allocation Series
  The Phoenix Dynamic Asset Allocation Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to maintain adherence to predetermined asset allocations based on the risk profile for the series. Except as noted above, the options approved for use are:

  .  Phoenix Dynamic Asset Allocation Series: Moderate

  .  Phoenix Dynamic Asset Allocation Series: Moderate Growth

  .  Phoenix Dynamic Asset Allocation Series: Growth

  .  Phoenix Dynamic Asset Allocation Series: Aggressive Growth

  If you should elect any of the programs listed below, transfers made under these programs will not reduce the 12 transfers per year limit under this contract.

Asset Rebalancing Program
  The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. You may start or discontinue this program at any time by submitting a written request or calling our Annuity Operations Division. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program
  The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, premium payments of more than $1,000,000 require our approval before we will accept them for processing. You must have an initial value of $2,000 in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. Values may be transferred from only one sending investment option but may be allocated to multiple receiving investment options. There is no charge for participation in this program.

  Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

  All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

  Except as described below, the Dollar Cost Averaging Program is not available to individuals while the Asset Rebalancing Program is in effect.

  The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market.

  We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs
  If you elect to participate in the Franklin Templeton Perspectives Allocation Model, Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

   1. Dollar Cost Averaging; and

   2. Asset Rebalancing with monthly rebalancing in the Franklin Templeton Perspectives Allocation Model or the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

Systematic Withdrawal Program
  Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option bearing a pro rata share.

  The minimum withdrawal amount is $100. Withdrawals will be processed on the date you specify (provided we receive the request in good order) unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. If no date is specified by you, then withdrawals will be processed on each monthly contract anniversary and any applicable premium tax will be applied.

  You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date. There is no charge for participation in this program.

Optional Benefits
  There are three types of Optional Benefits currently available with this annuity: Phoenix Principal Protector (a guaranteed minimum accumulation benefit rider), Phoenix Flexible Withdrawal Protector (and, for New York contracts only, New York GMWB 5/New York GMWB7, guaranteed minimum withdrawal benefit rider), and Phoenix Retirement Protector (a rider that provides several guarantee options). Phoenix Principal Protector is designed for people who want to ensure the preservation of their premium deposits over a long time horizon (10 years). Phoenix Flexible Withdrawal Protector and New York GMWB 5/New York GMWB 7 are designed for people who want to ensure guaranteed withdrawals, designed to provide the most favorable guaranteed withdrawal benefit after the Benefit Eligibility Date. Phoenix Retirement Protector provides a guaranteed minimum accumulation benefit, a guaranteed minimum withdrawal benefit, and an optional guaranteed minimum death benefit. Phoenix Retirement Protector is designed for people who are looking for flexibility in exercising a variety of guarantees. However, the trade off for this flexibility is that this rider may cost more than buying a stand alone optional living benefit rider and the design of these combination benefits tend to be more restrictive than the design of an optional living benefit rider providing a single guaranteed benefit.

  For an additional charge, you may elect one of the Optional Benefits described below. Generally, you must elect a benefit on the contract date unless otherwise stated. If we allow you to elect a benefit after the contract date, the effective date of the benefit will be the next contract anniversary immediately following your election. Some benefit elections are irrevocable; others can be cancelled at any time after the contract date.

  Your ability to elect one of the Optional Benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your contract if any of these benefits are chosen.

  If you decide to elect any of the Optional Benefits you should carefully review its provisions to be sure the benefit is something that you want. You may wish to review these with your financial advisor. The guarantees provided by the Optional Benefits in excess of your Contract Value are based on the claims-paying ability of Phoenix.

Definition of "Spouse" under Optional Benefits
  Certain Optional Benefits under the contract offer the election of a spousal life option. An election of the spousal life option may not provide any economic benefit if the Covered Persons under the option do not meet the definition of two legal spouses under federal law. This is due to the interaction between the federal definition of "spouse" and the Internal Revenue Code, which requires distributions upon the death of an Owner except for certain spousal continuation benefits. State laws and regulations may determine whether the spousal life option under an Optional Benefit must be offered to spouses as defined by state law, registered domestic partners, civil union partners or two people who share a reasonable economic or familial relationship. However, even if state laws require the offer of this benefit, it may not be in your best interest to purchase the spousal life option if the Covered Persons are not two legal spouses under federal law, since the spousal benefit relies, in part, on spousal continuation provisions of the Internal Revenue Code. (See "Federal Income Taxes--Spousal Definition.") The federal definition of spouse provided under the Defense of Marriage Act (DOMA) differs from the laws of certain states and does not include same-sex partners, registered domestic partners, civil union partners or two people who share a reasonable economic or familial relationship.

Guaranteed Minimum Accumulation Benefit ("GMAB") (Phoenix Principal Protector)
  Phoenix Principal Protector provides a guaranteed minimum return if funds remain invested according to a designated asset allocation or strategic program for a 10-year term. This rider may be terminated at any time by request.

  A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See "Deductions and Charges."

  The benefit is available if each owner and Annuitant is less than 81 years old on the date that this rider is added to the contract (the "rider date").

  The Phoenix Principal Protector is available only if you allocate your premiums to an approved asset allocation or strategic program and if you remain fully invested in the program for the term of the benefit. See "Asset Allocation and Strategic Programs" above.

Guaranteed Amount
  The guaranteed amount is equal to the guaranteed amount base multiplied by Guaranteed Amount Factor 1. The guaranteed amount base is equal to (A) plus
(B) minus (C), where:

   A =the contract value on the rider date.

   B =100% of each subsequent purchase payment paid to the contract during the first year of the 10-year period beginning on the rider date (the "term").

   C =pro rata adjustment for withdrawals from the contract during the term.
      The adjustment for each withdrawal is calculated by multiplying the guaranteed amount base prior to the withdrawal by the ratio of the amount withdrawn (including any applicable withdrawal fees) to the contract value immediately prior to the withdrawal.

  For contracts issued beginning on November 17, 2008, Guaranteed Amount Factors 1 and 2 are equal to 1.00. For contracts issued between October 11, 2004 until November 17, 2008, the Guaranteed Amount Factors 1 and 2 were equal to 1.05.

Additional Amount
  If on the last day of the term:

.. the Contract Value is less than the guaranteed amount base; we will add an additional amount to the contract value equal to the difference between the contract value and the guaranteed amount.

.. the Contract Value is greater than or equal to the guaranteed amount base, we will add an additional amount to the Contract Value equal to the guaranteed amount base multiplied by the difference between the Guaranteed Amount Factor 2 and 1.00.

.. the contract is annuities, the death of an owner or annuitant occurs or a full surrender is made; the contract value will reflect any additional amount prior to the payment of any annuity, death or full surrender benefits. Note: no additional amount will be paid if any of the above occurs prior to the end of the term.

  If on any day following the rider date, any portion of the Contract Value is no longer invested according to an asset allocation or strategic program established and maintained by us for this benefit, the benefit will terminate and no additional amount will be added to the Contract Value.

Benefit Termination
  This benefit will terminate at the end of the term or upon the occurrence of any of the following:

.. the date that any portion of the Contract Value is not invested according to a single asset allocation or strategic program established and maintained by us for the benefit;

..  the date that a full surrender is made;

.. the date of the first death of an owner unless the surviving spouse elects spousal continuation of the contract and benefit;

..  the contract annuitizes; or

..  the termination of the contract.

  If the benefit terminates for any of the above reasons prior to the end of the term, an additional amount will not be paid.

Guaranteed Minimum Income Benefit Rider ("GMIB") (Phoenix Income Protector) -- Not available beginning March 9, 2009
  This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

  The benefit that is provided by this rider would not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the older Annuitant's 60/th/ birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can exercise it, upon written notice only, within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older Annuitant's 90/th/ birthday.

  A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See "Deductions and Charges" above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the Contract Date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

  If you purchased a contract with Phoenix Income Protector prior to July 18, 2006, refer to "Appendix E -- Previously Offered Optional Benefits" for the differences from the current version.

Guaranteed Annuitization Value
  On and before the contract anniversary following the older annuitant's 80/th/ birthday, the guaranteed annuitization value shall be equal to the lesser of
(i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due, where:

   A =the Contract Value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

   B =the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

   C =the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

   D =any tax that may be due.

   Assume the contract owner makes an initial payment of $100,000 (at age 68) and an additional deposit of $200,000 on the 3rd contract anniversary.

   On the 7th contract anniversary (age 75), the Guaranteed Annuitization Value is the lesser of (i) or (ii) where (i) is equal to $383,311 (($100,000 x 1.053) + $200,000) x 1.054) and (ii) is equal to $600,000 (200% x ($100,000 +
 $200,000)). The Guaranteed Annuitization Value is $383,311. This assumes there were no additional payments, withdrawals, or transfers.

  After the contract anniversary following the older annuitant's 80/th/ birthday the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due, where:

   A =the guaranteed annuitization value on the contract anniversary following the older annuitant's 80/th/ birthday

   B =the sum of premium payments made after the contract anniversary following the older annuitant's 80/th/ birthday

   C =the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 80/th/ birthday

   D =any tax that may be due.

   Assume the contract owner makes an initial payment of $100,000 (at age 79) and an additional deposit of $200,000 on the 3rd contract anniversary (at age
 82).

   The Guaranteed Annuitization Value at age 80 is equal to $105,000 ($100,000 x 1.05). On the 7th contract anniversary (age 87), the Guaranteed Annuitization Value is equal to $305,000 ($105,000 + $200,000). This assumes there were no additional payments, withdrawals, or transfers.

  You should know that the Effective Annual Rate, the percentage used to increase your annuitization value as described above, will be reset to 0% depending on whether or not the value in the GIA is greater than 40% of the total Contract Value on certain dates. Please refer to the following section entitled "Effective Annual Rate" for a full description of the Effective Annual Rate.

Guaranteed Annuitization Value Reduction
  A Guaranteed Annuitization Value Reduction is an amount determined for each withdrawal that occurs on or after initial election of Phoenix Income Protector. In summary, if withdrawals in a rider year do not exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those withdrawals is equal to the sum of the withdrawals. To the extent that withdrawals in a rider year exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those excess withdrawals will reduce the Guaranteed Annuitization Value by the ratio of each withdrawal to the Contract Value prior to the withdrawal. On each rider anniversary, a maximum annual amount is calculated equal to the effective annual rate on the rider anniversary multiplied by the Guaranteed Annuitization Value on the rider anniversary. The maximum annual amount during the first rider year is equal to 5% multiplied by the Contract Value on the rider date. Withdrawals during a rider year will reduce the maximum annual amount by the same amount that your Contract Value is reduced as a result of the withdrawal.

  The Guaranteed Annuitization Value Reduction is equal to the sum of A and B where:

   A =the lesser of the remaining maximum annual amount (prior to the withdrawal) and the withdrawal amount; and B =(a) multiplied by (b), where:
    (a) =the Guaranteed Annuitization Value immediately prior to the withdrawal less the value determined in "A" above;
    (b) =1 minus the result of (c) divided by (d), where:
    (c) =the Contract Value after the withdrawal, and
    (d) =the Contract Value before the withdrawal less the value determined in "A" above.

Effective Annual Rate
  On the rider date, we will set the effective annual rate of accumulation to 5%.

Termination of This Rider
  You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1.the 30/th/ day after the last contract anniversary that occurs after the older Annuitant's 90/th/ birthday;

2.the termination of the contract to which this rider is attached;

3.the date a death benefit becomes payable under the contract to which this rider is attached;

4.the date annuity payments commence under the contract to which this rider is attached; and

5.the death of the last surviving annuitant or joint annuitant named under this rider.

Phoenix Income Protector Annuity Payment Options
  Under this rider, you may only elect one of the following annuity payment options:

  GMIB Option A -- Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5, 10 or 20 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

  GMIB Option B -- Non-Refund Life Annuity: a fixed annuity payable monthly while any annuitant named under

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

this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

  GMIB Option D -- Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitants named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

  GMIB Option F -- Joint and Survivorship Life Annuity with 10-Year Period
Certain: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitants named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

Payment Upon Death After Maturity Date
  If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

  If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

  For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

         Important Information regarding the Phoenix Income Protector
   While the Phoenix Income Protector does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

.. The Phoenix Income Protector does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

..  The Phoenix Income Protector is irrevocable once elected.

..  You may not change any annuitant or joint annuitant while the Phoenix Income
   Protector is in effect.
.. The Phoenix Income Protector does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the Phoenix Income Protector.

.. You should consult with a qualified financial advisor if you are considering the Phoenix Income Protector.

.. The Phoenix Income Protector is only available if approved in your state and if we offer it for use with the contract.

..  The minimum monthly fixed annuity payment amount under the Phoenix Income
   Protector may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than contract value.

Guaranteed Minimum Withdrawal Benefit ("GMWB")
  A guaranteed minimum withdrawal benefit has been available with the contract as an optional rider. If you applied for a New York contract, the age of the owner will determine which of two riders would be available. The GMWB riders guarantee a minimum amount that you will be able to withdraw from your contract, regardless of investment performance. GMWB is intended to help protect you against poor market performance if you make withdrawals within the limits described below. GMWB does not establish or guarantee a Contract Value or in any way guarantee the investment performance of any investment option available under the contract. You may begin taking withdrawals immediately or at a later time. You will not lose the guarantee if you don't make withdrawals or if you withdraw less than the limit allowed as specified below. If you do make withdrawals, income taxes, tax penalties and surrender charges may apply. A fee for this benefit is deducted on each contract anniversary. See the "Optional Benefit Fees" chart and refer to "Deductions and Charges" above.

  A guaranteed minimum withdrawal benefit could be elected only on the Contract Date. We may remove this restriction in the future.

  If you purchased a contract with a GMWB prior to January 16, 2007, refer to "Appendix E - Previously Offered Optional Benefits" for information.

Asset Allocation or Strategic Program Requirement
  If you have a GMWB, you must have initially selected and continue to use one of the approved programs through which to allocate your premium payments and Contract Values. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may switch your current program or option to another, as well as to any modified or new programs or options the Company may make available. However, the rider fee may vary based on the program or option you choose and the fee may increase under certain circumstances. (See table of "Optional Benefit Fees" for details.) We reserve the right to restrict availability of investment options.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMWB if it has terminated. If a program is eliminated while GMWB is in effect, you will receive notice and you must choose, in consultation with your registered representative, among the other programs and options available.

  Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

  Various GMWB riders have been available with the contract at different times. When reading the descriptions below, be sure to review the information about the rider available at the time you purchased your contract.

GMWB 2007 (Available from January 16, 2007 until November 17, 2008)
  GMWB 2007 guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the Annual Benefit Amount, until the first death of any Covered Person if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.

Important Terms and Conditions regarding GMWB 2007

Benefit Eligibility Date
  The Benefit Eligibility Date represents the date when your lifetime Annual Benefit Amount is available to you.

  The Benefit Eligibility Date when the for Single Life Option is in effect is the later of the date that this rider is added to the contract (the "rider date") and the contract anniversary on or following the date the youngest Covered Person attains age 60.

  The Benefit Eligibility Date when the Spousal Life Option is in effect is the later of the rider date or the contract anniversary on or following the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, the Benefit Eligibility Date will be reset to the later of (a) the contract anniversary following the spouse's date of death, and
(b) the contract anniversary on or following the surviving spouse attaining age 65.

Covered Person
  The Covered Person is the person whose life is used to determine the duration of lifetime Annual Benefit Amount payments. The Covered Person must be a natural person; the owner, however, can be a non-natural person, e.g., a trust or corporation can be designated.

Single Life Option
  Covered Person(s) can be one or more lives. If there is only one designated owner, that owner is the Covered Person. If there are multiple owners, all owners are Covered Persons. If none of the owners are a natural person, all Annuitants become the Covered Persons. The rider terminates upon the first death of the Covered Person(s).

Spousal Life Option
  Generally, Covered Persons must be two legal spouses under Federal law to receive any economic benefit from the election of this option. For contracts issued in New Jersey and Oregon, Covered Persons must be either two legal spouses under federal law or domestic partners under state law. (see Definition of "Spouse" under Optional Benefits for more information). If there is only one designated owner, the Covered Persons must be the owner and the owner's spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners, or ownership by a non-natural person. The rider terminates upon the last death of the Covered Persons.

Annual Benefit Amount
  If your Contract Value is greater than zero, the Annual Benefit Amount represents the maximum amount you can withdraw each Contract Year after the Benefit Eligibility Date without reducing the Benefit Base. If your Contract Value reduces to zero, the Annual Benefit Amount represents the annual lifetime amount we will pay.

  Prior to the Benefit Eligibility Date, the Annual Benefit Amount is set equal to zero. On and after the Benefit Eligibility Date, the Annual Benefit Amount equals 5% of the Benefit Base. The Annual Benefit Amount is recalculated whenever the Benefit Base is recalculated, as specified below. The Annual Benefit Amount may never be less than zero.

Benefit Base
  The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. On the rider date, the Benefit Base is equal to the Contract Value. Thereafter, the Benefit Base may be increased by an applicable Roll-Up, or Automatic Step-Up, or subsequent premium payments. The Benefit Base may be reduced by withdrawals. The Benefit Base may never exceed $5,000,000.

Subsequent Premium Payments
  When a subsequent premium is received, the Benefit Base is equals the current Benefit Base plus the premium payment amount.

Withdrawals Prior to Benefit Eligibility Date
  Prior to the Benefit Eligibility Date, withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements (as defined by the Internal Revenue Code), will reduce the Benefit Base in the same proportion as the Contract Value is reduced. Surrender charges may also be assessed if the withdrawal is made within the surrender charge period.

Withdrawals On or After Benefit Eligibility Date
  On or after the Benefit Eligibility Date, withdrawals may cause the Benefit Base to be reduced, depending on the amount of the withdrawal.

  . If cumulative withdrawals in any Contract Year are less than or equal to the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

  . If a withdrawal causes the cumulative withdrawals during a Contract Year to exceed the Annual Benefit

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

    Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal.

  . Withdrawals taken to meet the Required Minimum Distribution requirement will be deemed to be within the Annual Benefit Amount and will not cause the Benefit Base to be reduced.

Roll-Up
  On each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by a percentage of the Benefit Base as of the prior contract anniversary, or, for the Roll-Up at the end of the first contract year, a percentage of the Benefit Base on the last valuation date of the first contract year, prior to any Step-Up. The percentage applied is determined when your contract is issued and is shown on the rider specifications page for your rider. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.

Automatic Step-Up
  On each contract anniversary after the rider date, the Contract Value and Benefit Base are compared. If the Contract Value is greater than the current Benefit Base, we will automatically step-up the Benefit Base to equal the Contract Value. If, however, the Automatic Step-Up has been suspended, as described below, no Automatic Step-Up will occur.

  We may prospectively increase the fee percentage on the effective date of any Automatic Step-Up, subject to the maximum fee percentage 1%. If there is an increase in the fee percentage, we will notify you at least 30 days prior to the contract anniversary. You can decline the increase by contacting us no later than seven days prior to the contract anniversary. If you decline the fee increase, the Automatic Step-up feature will be suspended immediately and your fee percentage will remain unchanged. Once your Automatic Step-up is suspended, you will no longer be eligible for any future Automatic Step-up unless you later request in writing to reactivate it. After we receive your request for reactivation, the Automatic Step-up will resume on the following contract anniversary and the fee percentage effective at that time will apply.

Contract Value Reduced to Zero
  When the Contract Value is reduced to zero, the contract terminates and all rights under the contract and the rider terminate other than as described below.

  We will pay you an amount per year equal to the Annual Benefit Amount, until the first death of the Covered Person(s) for the Single Life Option, or until the last death of the Covered Persons for the Spousal Life Option. We will automatically make monthly payments equal to one-twelfth of the Annual Benefit Amount. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

  If the Contract Value is reduced to zero before the Benefit Eligibility Date, we will calculate the Annual Benefit Amount. The new Annual Benefit Amount is equal to 5% of the Benefit Base at the time the Contract Value reduces to zero. Monthly Payments, however, will not commence until one month after the Benefit Eligibility Date.

  If the Contract Value is reduced to zero on or after the Benefit Eligibility Date, monthly payments will commence one month after the Contract Value reduces to zero.

  Payments under the Single Life Option cover only one life, and will continue until the first death of the Covered Person(s). All Covered Persons must be living on the date we make the first payment.

  Payments under the Spousal Life Option cover two spousal lives, and will continue until the last death of the Covered Persons. Under the Spousal Life Option at least one of the Covered Persons must be living on the date we make the first payment.

Cancellation
  You may cancel this rider at anytime in writing in a form acceptable to us. Once cancelled, all rights and benefits under the rider terminate. We will assess the current year rider fee at time of cancellation prorated by the time elapsed for the contract year. Past rider fees will not be refunded.

Termination of Benefit
  In addition to cancellation due to your proper written request, and termination due to the Contract Value and the Benefit Base reaching zero, this benefit will terminate without value on the occurrence of any of the following events:

.. the date of first death of the Covered Person(s) for the Single Life Option, or the date of last death of the Covered Persons for the Spousal Life Option;

.. the date there is a change of contract Owner(s) (or Covered Person if the contract Owner is a non-natural person);

.. the date annuity payments commence under an Annuity Payment Option as described in the contract; or

..  the date any investment restriction is violated.

New York GMWB 5/New York GMWB 7 (effective May 1, 2008 for New York contracts where the owner is age 54 or younger on the rider date and, on November 17, 2008, available only for New York contracts where the owner is younger than age 50 if the single life option is elected or 54 or younger if the spousal life option is elected)
  New York GMWB 5/New York GMWB 7 provides a Guaranteed Minimum Withdrawal Benefit that guarantees amounts payable to you if you meet the conditions of the rider. When you apply for the rider you elect a Withdrawal Limit Percentage, either 5% or 7%, which affects the amount available as payments under the rider. The election of this

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

percentage cannot be changed after we issue the rider unless you elect an Optional Reset, as described below. Currently, we allow election of the rider only at contract issue.

  Please see Appendix D for numerical examples of how the benefit works.

Important Terms and Conditions regarding New York GMWB 5 and New York GMWB 7

Benefit Amount
  The Benefit Amount is used in determining the Withdrawal Limit, Benefit Payment and Benefit Payment Duration. It is not used in calculating the surrender value or other values or benefits under the Contract.

  We calculate the Benefit Amount on the rider date. Unless the rider is issued as a result of an Optional Reset, the Benefit Amount is equal to the Contract Value on the rider date multiplied by the Benefit Amount Percentage. Currently, the Benefit Amount Percentage is 105% for newly issued riders and 100% for riders issued as a result of an Optional Reset. The Benefit Amount will change as a result of subsequent premium payments, withdrawals, or an Optional Reset as described below. You should know that, if the Contract Value goes to zero while this rider is in effect for your contract and the rider Benefit Amount is greater than the Contract Value, we will make monthly payments to you until we have paid you the Benefit Amount. As a result, this rider does not provide a "lifetime" guaranteed minimum withdrawal benefit.

Effect of Subsequent Premium Payments on Benefit Amount
  We recalculate the Benefit Amount after each subsequent premium payment. The new Benefit Amount is equal to the current Benefit Amount plus the Benefit Amount Percentage multiplied by the subsequent premium payment. The new Benefit Amount (calculated as a result of a subsequent premium payment) will never exceed the Contract Value on the rider date plus all subsequent premium payments less all withdrawals made after the rider date, multiplied by the Benefit Amount Percentage.

Effect of Withdrawals on Benefit Amount
  We recalculate the Benefit Amount as a result of each withdrawal. The effect of a withdrawal on the Benefit Amount depends on whether the total withdrawals in a rider year are less than or equal to the Withdrawal Limit, or are greater than the Withdrawal Limit.

  If total withdrawals in a rider year are less than or equal to the Withdrawal Limit, the Benefit Amount will be reduced by the amount of the withdrawal and the result is the new Benefit Amount.

  If total withdrawals in a rider year are greater than the Withdrawal Limit, the effect of a withdrawal on the Benefit Amount then depends on the level of Contract Value in relation to the Benefit Amount. If, before the withdrawal, the Contract Value is less than the Benefit Amount, the new Benefit Amount is the Contract Value reduced by the amount of the withdrawal. If, before the withdrawal, the Contract Value is greater than or equal to the Benefit Amount, that Benefit Amount is reduced by the amount of the withdrawal to become the new Benefit Amount.

  Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

Withdrawal Limit
  You elect either the 5% Withdrawal Limit Percentage (New York GMWB 5) or the 7% Withdrawal Limit Percentage (New York GMWB 7) on the rider date and cannot change this election except as a result of an Optional Reset as described below. The Withdrawal Limit is calculated on the rider date and is equal to the initial Benefit Amount multiplied by the Withdrawal Limit Percentage you elected. The Withdrawal Limit will change as a result of subsequent premium payments, withdrawals, or an Optional Reset as described below. Additionally, as described below, the Withdrawal Limit affects whether a surrender charge applies to withdrawals from the Contract in excess of the free withdrawal amount.

  Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

Effect of Subsequent Premium Payments on Withdrawal Limit
  We reset the Withdrawal Limit after each subsequent premium payment. The new Withdrawal Limit is equal to the greater of the current Withdrawal Limit and the Withdrawal Limit Percentage multiplied by the Benefit Amount after the subsequent premium payment.

Effect of Withdrawals on Withdrawal Limit
  We reset the Withdrawal Limit after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the new Benefit Amount. The Withdrawal Limit may never be less than zero.

Effect of Withdrawal Limit on Surrender Charges
  If the sum of all withdrawals in any given rider year does not exceed the Withdrawal Limit, no surrender charge will be deducted, even if these withdrawals exceed the free withdrawal amount. If the free withdrawal amount is less than the Withdrawal Limit, withdrawals in excess of the Withdrawal Limit will be subject to a surrender charge.

Optional Reset
  The purpose of an Optional Reset is to lock in a higher Benefit Amount, which may increase the Withdrawal Limit and lengthen the period of time over which withdrawals and payments can be taken. Locking in a higher Benefit Amount increases your total future guaranteed withdrawals or payments. You may elect an Optional Reset on the fifth rider anniversary or any rider anniversary thereafter where the Contract Value is greater than the Benefit Amount so long as we are then offering this GMWB on new issues of the contract. You must notify us within 30 days after the rider anniversary that you wish to elect the Optional Reset. You should note that different GMWB riders may have different charges and benefits.

  If you elect the Optional Reset, we will terminate the existing rider and issue a new rider and you will pay the

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

current fee in effect at the time of the Optional Reset. At that time, you may elect a different version of the GMWB as long as it is being offered for new business and you meet all of the issue age, ownership and beneficiary requirements.

Contract Value Reduced to Zero
  If the Contract Value is reduced to zero, we will set the contract's maturity date to that date, the contract terminates and all rights under the contract and the rider terminate other than as described below. If the Benefit Amount is greater than zero on the date the Contract Value reaches zero, the rider provides a monthly Benefit Payment under the GMWB Specified Period Certain Payment Option. Under this option, we will pay you monthly fixed annuity payments for the number of months it will take us to return the Benefit Amount in effect on the date the Contract Value reaches zero. The amount of the Benefit Payment is one twelfth of the Withdrawal Limit on the date the Contract Value is reduced to zero.

  The Benefit Payments will begin one month following the date the Contract Value is reduced to zero. Subsequent payments will be made on the same date each month. Payments may not be commuted or accelerated.

  The length of time over which we will make Benefit Payments is called the Benefit Payment Duration. The Benefit Payment Duration is equal to (A) divided by (B), rounded to the next highest whole number, where:

   A =the Benefit Amount on the date the Contract Value is reduced to zero; and

   B =the amount of the Benefit Payment.

  You should know that if the Benefit Amount is zero on the day the Contract Value is reduced to zero, no Benefit Payments will be made.

  Upon the death of the last surviving owner (or Annuitant, if the owner is a non-natural person), we will pay any remaining Benefit Payments to the beneficiary. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of Benefit Payments.

Benefit Termination
  You may not terminate this rider by request. However, this benefit will terminate without value when any of the following events occurs:

..  the ownership of the contract changes for any reason; or

.. annuity payments under an Annuity Option provided by the Contract are commenced; or

..  the contract terminates; or

..  you elect the Optional Reset, if available; or

..  you surrender of the contract; or

.. the owner (or Annuitant, if the owner is a non-natural person) dies unless the contract is continued by a surviving spouse; or

.. you transfer any portion of the Contract Value outside an asset allocation program required for use with the rider; or

..  the Contract Value and Benefit Amount have been reduced to zero.

Phoenix Flexible Withdrawal Protector/SM/: A Guaranteed Minimum Withdrawal
Benefit
--------------------------------------------------------------------------------

Summary of Benefit

  Beginning November 17, 2008, you may purchase the Phoenix Flexible Withdrawal Protector, which subject to the rider's terms guarantees a minimum amount in payments or withdrawals from the contract, and may also select the optional Extended Care Enhancement with the rider for an additional charge (Extended Care Enhancement is not available with New York contracts). When you elect the Phoenix Flexible Withdrawal Protector, the GMWB component is automatically included. You must elect the Extended Care Enhancement to be included as part of the rider at the time you purchase the contract. Currently, these benefits are only available for purchase at the time you buy the contract and you may only purchase one Optional Benefit with the contract. For New York contracts, the Phoenix Flexible Withdrawal Protector rider is only available if the youngest Covered Person has attained age 50 for the single life option and age 55 for the spousal life option. As with the other guaranteed minimum withdrawal benefits (GMWBs) that have been offered with this contract, once you reach the date on which you can access the benefit according to the rider's terms, Phoenix Flexible Withdrawal Protector guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations which are described below. Phoenix Flexible Withdrawal Protector provides a lifetime benefit for the lifetime of one person if the single life option is elected, or for the lifetime of two spouses if the spousal life option is elected. You should know that the rider does not provide access to the benefit prior to the date the youngest Covered Person reaches a particular age, which is currently age 60 for the single life option and the younger spouse's age 65 for the spousal life option. We call the date on which this occurs the Benefit Eligibility Date. See "Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector" below for the definition of "Covered Person" and other important terms. However, prior to the Benefit Eligibility Date, the value of the benefit can increase as a result of increases to the Benefit Base. See "Events and features causing recalculation of the Benefit Base" below for details. We call the annual amount of the rider's lifetime benefit, the Annual Benefit Amount. As noted below, the Annual Benefit Amount represents two distinct values depending on whether or not your Contract Value is greater than zero. We calculate the Annual Benefit Amount on the later of the date you make the first withdrawal and the Benefit Eligibility Date. On the date it is calculated, the Annual Benefit Amount equals a percentage we call the Annual Benefit Percentage, multiplied by a value we call the Benefit Base. The Annual Benefit Percentage is shown on your rider specifications page and is based on the attained age of the youngest Covered Person on the date of the first withdrawal from the contract. If you take a withdrawal before the Benefit Eligibility Date, the Annual Benefit Percentage will be zero and then will be permanently set according to the youngest

Covered Person's attained age on the Benefit Eligibility Date. The Benefit Base is a value we calculate as described below for determining the Annual Benefit Amount. Certain transactions and events under the contract can increase or decrease the Benefit Base. In turn, these transactions and events can increase or decrease the Annual Benefit Amount thereby affecting the amount you receive in payments or withdrawals under the benefit. We further define these terms, and describe the calculation of these values, and how various contract transactions and events affect these values below.

Annual Benefit Amount when Contract Value is greater than zero: Guaranteed Withdrawals
  Provided that no withdrawals have been made from the contract prior to the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65/th/ birthday for the spousal life option), Phoenix Flexible Withdrawal Protector then guarantees a minimum amount of withdrawals you can take from the contract each year after the Benefit Eligibility Date. This amount is the Annual Benefit Amount. The Annual Benefit Amount is not available for guaranteed withdrawals prior to the Benefit Eligibility Date. The rider does not prevent you from taking withdrawals from the contract at any time; however, taking withdrawals prior to the Benefit Eligibility Date may significantly reduce or eliminate the value of the rider benefit. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details.

  If you have taken withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. See "Taking Withdrawals".

  So long as your remaining Benefit Base is greater than zero when you reach the Benefit Eligibility Date, we will then calculate the Annual Benefit Amount that becomes available to you at that time. The Annual Benefit Amount will be equal to the Annual Benefit Percentage multiplied by the Benefit Base on that date. However, if you take withdrawals before the Benefit Eligibility Date and these withdrawals cause both your Contract Value and Benefit Base to become zero, your rider will terminate without value. Since this is a lifetime benefit, postponing withdrawals too long may limit the value of this rider because your remaining life expectancy shortens as you age. You should carefully consider your plans for taking withdrawals from the contract in considering whether this benefit is appropriate for your goals.

  After the Benefit Eligibility Date, withdrawals reduce the future value of this benefit if they exceed the Annual Benefit Amount. We will reduce the Benefit Base if cumulative withdrawals in a rider year are more than the Annual Benefit Amount. This reduction affects the amount available for future guaranteed withdrawals while the Contract Value is greater than zero and for guaranteed payments when the Contract Value is zero. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details. Additionally, withdrawals that exceed the contract's free withdrawal amount are subject to any surrender charges imposed under the contract.

Annual Benefit Amount when Contract Value is zero: Guaranteed Payments
  If your Contract Value goes to zero on or after the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65th birthday for the spousal life option), and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate but we will pay you the Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life option. The Annual Benefit Amount is not available for guaranteed payments until the Benefit Eligibility Date.

Asset Allocation or Strategic Program Requirement
  If you purchase Phoenix Flexible Withdrawal Protector, you must select one of the approved asset allocation programs when allocating your premium payments and Contract Value. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program to another approved program the Company may make available; however, the fee for the rider may vary depending on the program or option you choose and the fee may increase under certain circumstances. See the table of "Optional Benefit Fees" for details. We reserve the right to restrict availability of investment options and programs.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling out of programs altogether will cause the rider to terminate without value. You may request to later re-enroll in a program however, re-enrollment will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available by working with your registered representative to make an appropriate selection and returning the form we require to the Annuity Operations Division. Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector
  Since the rider is purchased with the contract, the rider date is the same as the contract date and rider years are measured the same as contract years.

  "Annual Benefit Percentage" is a percentage we use to determine the Annual Benefit Amount. The percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the Benefit Eligibility Date (the youngest Covered Person's 60th birthday for the single life option or 65th birthday for the spousal life option) this percentage is reset according to the youngest Covered Person's attained age on the Benefit Eligibility Date.

            --------------------------------------------------------
            Single Life   Annual Benefit Spousal Life Annual Benefit
            Attained Age    Percentage   Attained Age   Percentage
            --------------------------------------------------------
                <60             0%           <65            0%
            --------------------------------------------------------
               60-74            4%          65-74           4%
            --------------------------------------------------------
               75-84            5%          75-84           5%
            --------------------------------------------------------
                85+             6%           85+            6%
            --------------------------------------------------------

  For contracts issued prior to March 9, 2009, see your rider specifications page for the applicable table of Annual Benefit Percentages.

  "Benefit Eligibility Date" is the date the benefit provided by the rider is first available to you.

  . For the single life option, the Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.

  . For the spousal life option, the Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age 65. For the spousal life option, if either spouse dies prior to the Benefit Eligibility Date, we will reset the Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

  "Covered Person(s)" means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

  . For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

  . Generally, for the spousal life option, Covered Persons must be two legal spouses under federal law to receive any economic benefit from the election of this option (see Definition of "Spouse" under Optional Benefits for more information). If there is one natural person owner, the owner and the owner's spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other's beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

Benefit Base
  The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, so long as you have reached the Benefit Eligibility Date, the Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero, so long as you have reached the Benefit Eligibility Date, the Annual Benefit Amount is the amount we will pay to you each year.

  Assuming the Phoenix Flexible Withdrawal Protector rider was issued on the date the contract was issued, the Benefit Base on that date equals the initial premium payment. Thereafter, the Benefit Base is re-calculated whenever certain triggering events occur. At any time while the rider is in effect, we will reduce the Benefit Base if cumulative withdrawals in a rider year are more than the Annual Benefit Amount, which, prior to the Benefit Eligibility Date, is zero. Generally speaking, assuming no withdrawals have been taken, the Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, except for contracts issued in the state of New York, the Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the Benefit Base below. Under no circumstances will the Benefit Base ever exceed a maximum amount. This maximum amount is the sum of the Maximum Benefit Base Percentage, currently 500%, multiplied by the initial premium plus the Maximum Benefit Base Percentage multiplied by the sum of subsequent premiums in the first rider year, plus 100% of other subsequent premiums.

  Sample calculation of the Maximum Benefit Base

   Assume that the initial premium on the rider date was $100,000 and that the Maximum Benefit Base Percentage was 500%. On the rider date, your Maximum Benefit Base is $500,000 (500% times $100,000).

   Now assume that you make an additional premium payment of $20,000 during the first rider year. Your Maximum Benefit Base would be increased to $600,000 [500,000 + (500% times $20,000)].

   Then assume that you make another premium payment of $15,000, but that this premium payment was made in the third rider year. Your Maximum Benefit Base would be increased to $615,000 [$600,000 + (100% times $15,000)].

Events and features causing recalculation of the Benefit Base

..  Premium Payments Received After the Rider Date
  If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Benefit Base. The Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract in excess of your Annual Benefit Amount, we will reduce the Benefit Base as described in "Taking Withdrawals" below.

  If any withdrawal has been made from the contract on or prior to our receipt of an additional premium, we will not increase the Benefit Base as a result of premium payments made after such withdrawal.

..  Roll-up Feature
  The GMWB rider includes a roll-up feature. A roll-up feature allows for an increase, or "roll-up," in the Benefit Base during a specified period of time, called the roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the roll-up period continues until the 10/th/ rider anniversary following the later of the rider date and the last rider anniversary on which an automatic step-up, described below, occurs. In no event can the roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person's age on the rider date plus 10 years. The increase in Benefit Base resulting from a roll-up is based upon a comparison of different values on each rider anniversary, as specified below. For calculation of the increase in Benefit Base provided by the roll-up feature, "subsequent premium payments" means premium payments received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the Benefit Base after the most recent prior automatic step-up or, for the roll-up at the end of the first rider year or if there have been no prior automatic step-ups, the Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%, except for contracts issued in New York (For riders issued prior to March 9, 2009, the roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up amount at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by 6.5%).

  For New York contracts, the current percentage used to calculate the roll-up amount ("Roll-Up Percentage") is determined in accordance with the following table:

                ------------------------------------------------
                Single Life    Roll-Up   Spousal Life  Roll-Up
                Attained Age  Percentage Attained Age Percentage
                ------------------------------------------------
                   50-51         4.0%       55-56        4.0%
                ------------------------------------------------
                   52-53         4.5%       57-58        4.5%
                ------------------------------------------------
                    54           5.0%       59-60        5.0%
                ------------------------------------------------
                   55-56         5.5%        61          5.5%
                ------------------------------------------------
                    57           6.0%        62          6.0%
                ------------------------------------------------
                    58+          6.5%        63+         6.5%
                ------------------------------------------------

  In addition, for New York contracts, the Roll-Up Percentage will be initially set on the rider date based on the youngest Covered Person's attained age on the rider date. Then, if an Automatic Step-Up occurs and there have been no withdrawals from the contract, the Roll-Up Percentage, for the following rider year, will be re-set based on the attained age of the youngest Covered Person on the date of the Automatic Step-Up.

  Except for New York contracts, if you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating the Benefit Base on the rider anniversary at or following the end of the roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the Benefit Base on the rider date plus subsequent premium received in the first rider year. The recalculation of the Benefit Base under the various situations that can exist at the end of the roll-up period is described below.

..  Rider Anniversaries During the Roll-up Period
  On each rider anniversary during the roll-up period, if no withdrawals have been made, the Benefit Base will be re-calculated on that rider anniversary. The re-calculated Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

  . the Contract Value then in effect, (after all fees have been deducted, and provided the automatic step-up feature has not been suspended);

  . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

 Example 1--Basic application of a roll-up amount.
   Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your Benefit Base on your rider's effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $105,000

   .  Sum of (i) and (ii) = $106,500

     (i)Benefit Base on prior rider anniversary = $100,000

    (ii)The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%

   Your Benefit Base will be $106,500.

 Example 2--Application of the roll-up amount when there is a prior automatic step-up.
   Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your Benefit Base as of the last rider anniversary was $108,000 due to an automatic step-up, your contract value is $110,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $110,000

   .  Sum of (i) and (ii) = $115,020

     (i)Benefit Base on prior rider anniversary = $108,000

    (ii)The Roll-Up Amount of $7,020, which equals the Benefit Base on the rider anniversary of the last automatic step-up ($108,000) times 6.5%

   Your Benefit Base will be $115,020.

 Example 3--Application of the roll-up amount when several rider years have elapsed with no prior automatic step-up.
   Assume the Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000. Assume that you have reached the fourth rider anniversary without making any withdrawals and without having an automatic step-up. The Benefit Bases are increased by the Roll-Up Amounts at the end of each of the first 3 rider years and equal:

     Year 1: $106,500 = $100,000 + $6,500

     Year 2: $113,000 = $106,500 + $6,500

     Year 3: $119,500 = $113,000 + $6,500

   The above Roll-Up Amounts are each equal to 6.5% of the Benefit Base at the end of the first rider year.

   Assume that, on the 4th rider anniversary, your contract value is $115,000 and you have not made any subsequent premium payments.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $115,000

   .  Sum of (i) and (ii) = $126,000

     (i)Benefit Base on prior rider anniversary = $119,500

    (ii)The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%.

   Your Benefit Base will be $126,000.

 Example 4--Impact of a Subsequent Premium Payment on the Benefit Base.
   Assume the Benefit Base on your rider's effective date was $100,000. Assume there is no automatic step-up at the end of the first rider year and you have not taken any withdrawals. The Benefit Base at the end of the 1st rider year is increased by the Roll-Up Amount and equals $106,500 = $100,000 + $6,500.

   Assume that 3 months into the 2nd rider year you make a Subsequent Premium Payment of $50,000. The Benefit Base is increased to $156,500 ($106,500 + $50,000) due to the premium payment.

   Assume that, on the 2nd rider anniversary, your contract value is $140,000. Your Benefit Base will be recalculated on your 2nd rider anniversary to be the greatest of the following:

   .  Contract Value = $140,000

   .  Benefit Base in Effect = $156,500

   .  Sum of (i), (ii), and (ii) = $163,000

     (i)Benefit Base on prior rider anniversary = $106,500

    (ii)The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%.

   (iii)Subsequent Premium Payments during the recently completed rider year = $50,000

   Your Benefit Base will be $163,000.

..  The Rider Anniversary Following the End of the Roll-Up Period
  If the roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the Benefit Base on the rider anniversary following the end of the roll-up period. The Benefit Base Multiplier is not available for contracts issued in New York. As a result, for New York contracts, on the rider anniversary following the end of the roll-up period, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

     . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

     . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary, and (ii) the roll-up amount for the prior rider year, if any.

  For contracts other than New York contracts, when we recalculate the Benefit Base on the rider anniversary following the end of the roll-up period, the amount of the recalculated Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then we will recalculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated Benefit Base is determined as described below.

1.Assuming the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the latter of the two values described below:

     . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

     . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

   Assume the Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000 and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended. Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $105,000

   .  Sum of (i) and (ii) = $165,000

     (i)Benefit Base on prior rider anniversary = $158,500

    (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your Benefit Base will be $165,000.

2.For contracts other than those issued in New York, assuming the youngest
  Covered Person has attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

     . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

     .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
        (i) the Benefit Base on the rider date, and (ii) all subsequent premium payments received during the first rider year;

     . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

   Assume that the contract is not a New York contract so the Benefit Base Multiplier is 200% and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.
   Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

   .  Contract Value = $105,000

   .  200% x Sum of (i) and (ii) = $200,000

     (i)Benefit Base on the rider date = $100,000

    (ii)Subsequent premium payments = $0

   .  Sum of (i) and (ii) = $165,000

     (i)Benefit Base on prior rider anniversary = $158,500

    (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your Benefit Base will be $200,000.

..  For contracts other than New York contracts-Rider Anniversary Next Following
   Youngest Covered Person's 70/th/ Birthday Occurring after the Rider Anniversary Immediately Following the End of the Roll-Up Period

  For contracts other than those issued in New York, assuming no withdrawals have been taken and the youngest Covered Person attained age 70 after the rider anniversary immediately following the end of the roll-up-period, then, on the next rider anniversary following the date the youngest Covered Person attains age 70, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

     . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature has not been suspended);

     . the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

     .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
        (i) the Benefit Base on the rider date and (ii) all subsequent premium payments received during the first rider year.

   Assume that the contract is not a New York contract so the Benefit Base Multiplier is 200% and that you reached the rider anniversary following the end of the roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70/th/ birthday during the prior rider year. Assume further, your Benefit Base on the prior rider anniversary was $180,000, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

  .  Contract Value = $105,000

  .  Benefit Base on prior rider anniversary = $180,000

  .  200% x Sum of (i) and (ii) = $200,000

     (i)Benefit Base on the rider date = $100,000

    (ii)Subsequent premium payments = $0

   Your Benefit Base will be $200,000.

..  Each Rider Anniversary After the Earlier of the First Withdrawal and the
   Rider Anniversary Following the End of the Roll-Up Period (except Rider Anniversary next following youngest Covered Person's 70/th/ birthday occurring after the Rider Anniversary immediately following the end of the Roll-Up Period)

  On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the roll-up period, we will re-calculate the Benefit Base. The Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case it will be set to the second of the two values described below:

     . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature, described below, has not been suspended); and

     . the Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

   Assume that you made a withdrawal from the contract. Assume further, your Benefit Base on prior rider anniversary was $106,500, your Contract Value is $110,000 and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  .  Contract Value = $110,000

  .  Benefit Base on prior rider anniversary = $106,500

   Your Benefit Base will be $110,000.
..  Automatic Step-Up Feature
  The Phoenix Flexible Withdrawal Protector rider includes an automatic step-up feature. Like the roll-up feature, the automatic step-up feature allows for an increase in the Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the Benefit Base then in effect; that is, the Benefit Base on the prior rider anniversary and, if no withdrawals have been taken, any premium payments made since the prior rider anniversary and reduced by withdrawals as described in "Taking Withdrawals". If the Contract Value, after deduction of all fees, is greater than such Benefit Base, we will automatically increase, or "step-up" the Benefit Base to equal the Contract Value. Any step-up occurs after any roll-up as described above. You should know the fee percentage for the rider may be increased if we step-up the Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. You can decline the step up and any associated fee increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the automatic step-up will not occur and the automatic step-up feature will be suspended immediately. If you decline an automatic step-up in the Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

..  Taking Withdrawals
  The following section describes how taking withdrawals may impact the Benefit Base. Prior to the Benefit Eligibility Date, all withdrawals are considered excess withdrawals. Withdrawals will reduce the Benefit Base by the same proportion as Contract Value is reduced by the withdrawal. If the Benefit Base is greater than the Contract Value at the time of the withdrawal, the withdrawal will reduce the Benefit Base by more than the withdrawal amount as shown in the example below. Then, on the Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60, if the single life option is in effect or the date the younger spouse attains age 65, if the spousal life option is in effect, we will calculate the Annual Benefit Amount using the reduced Benefit Base.

   Assume the Contract Value is $50,000 and the Benefit Base is $75,000. A withdrawal of $5,000 is made prior to the Benefit Eligibility Date. The Contract Value is reduced by 10% ($5,000/$50,000) as a result of the withdrawal. Therefore, the Benefit Base is reduced by 10% or $7,500. The new Benefit Base is $75,000--$7,500 = $67,500.
  After you reach the Benefit Eligibility Date, whether withdrawals will reduce the Benefit Base depends on whether cumulative withdrawals in any rider year exceed the Annual Benefit Amount as described below. The Annual Benefit Amount is not available to you for withdrawals or payments unless you have reached the Benefit Eligibility Date.

  . If cumulative withdrawals in any rider year after the Benefit Eligibility Date do not exceed the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

  . If a withdrawal causes the cumulative withdrawals in any rider year after the Benefit Eligibility Date to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal. This reduction in the Benefit Base reduces the amount of future permitted withdrawals and may also reduce any amount available for guaranteed payments if the Contract Value goes to zero.

  . You should know that, currently, withdrawals taken after the Benefit Eligibility Date to meet RMD requirements as defined by the Internal Revenue Code are not considered to exceed the Annual Benefit Amount and therefore do not reduce the Benefit Base. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

  For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

 (a) =the current Annual Benefit Amount;

 (b) =the RMD for the 1st calendar year during the rider year; and

 (c) =the RMD for the 2nd calendar year during the same rider year.

  Sample calculations showing the effect of a withdrawal that is equal to the Annual Benefit Amount and then a withdrawal that is more than the Annual Benefit Amount

   Assume that your Contract Value is $100,000 and your Benefit Base is $120,000. Assume you are making your first withdrawal and that you have already reached the Benefit Eligibility Date.

   Since this is your first withdrawal (and it is occurring after the Benefit Eligibility Date), the Annual Benefit Percentage is determined by the youngest Covered Person's attained age on the date of first withdrawal. Assume this Annual Benefit Percentage is 5%. The Annual Benefit Amount therefore is $6,000, which is 5% multiplied by the Benefit Base (5% times $120,000). Now assume that the withdrawal amount is $6,000. Since your cumulative withdrawals during the rider year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. So your Contract Value will decrease to $94,000 as a result of your withdrawal, but your Benefit Base will remain at $120,000.

   Assume that later that rider year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $16,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $120,000 to $107,500. Your Annual Benefit Amount would be recalculated as 5% of $107,500 or $5,375

  You should know that withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet RMD requirements that do not exceed the Annual Benefit Amount are considered to be within the contract's free withdrawal amount. However, withdrawals above the Annual Benefit Amount, including withdrawals taken to meet RMD requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Extended Care Enhancement--This feature is not available for contracts issued in New York.
  The Extended Care Enhancement is an optional feature available with the Phoenix Flexible Withdrawal Protector rider that allows for an increase in the Annual Benefit Amount when the Covered Person is confined to a nursing home, and meets the conditions specified below. As with other benefits provided by the rider, this benefit is available only on and after the Benefit Eligibility Date. This feature is subject to state availability.

Conditions
  We will increase the Annual Benefit Amount when the Covered Person has been confined to a nursing home as defined below for a least one day of the rider year, and has met the elimination period and waiting period requirements. This increase in the Annual Benefit Amount lasts for the same amount of time the Covered Person is confined and is calculated as described below. To meet the elimination period requirements, the Covered Person must have been confined to a nursing home for at least 180 consecutive days within the last 365 days. To meet the waiting period requirements, the Covered Person must not have been confined to a nursing home 12 months before the rider date and twelve months following the rider date. If you are confined to a nursing home during the waiting period, you will never be eligible for benefits under the Extended Care Enhancement.

  . A nursing home is a facility that is licensed to operate pursuant to the laws and regulations of the state in which is it located as a nursing home to provide 24-hour convalescent and related nursing care services 7 days a week by an on-site registered nurse on a continuing inpatient basis for persons who are chronically ill or who otherwise require assistance in performing the basic activities of daily living. The facility must provide care prescribed by a physician and performed or supervised by a registered graduate nurse. In addition the facility must have a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician.

  . A nursing home does not include a hospital (acute care), a rehabilitation hospital, an assisted living facility, a facility for the treatment of alcoholism, drug addiction, mental illness, or nervous disorders, a rest home (a home for the aged or a retirement home), a residential care facility, or any other facility which does not, as its primary function, provide assistance in performing the basic activities of daily living.

  No benefits under the Extended Care Enhancement feature will be provided if other similar benefits have been purchased through the Company, or any of its subsidiaries or affiliates.

  If the Extended Care Enhancement feature is in effect, and you have met the above conditions, we will determine the Annual Benefit Amount by multiplying the Benefit Base by a specified percentage, currently 200%, multiplied by the Annual Benefit Amount Percentage. When the Covered Person is no longer confined to a nursing home, we will reduce the Annual Benefit Amount to that which is ordinarily provided under the Phoenix Flexible Withdrawal Benefit.

Payment of the Annual Benefit Amount when the Contract Value is greater than zero
  The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. After you reach the Benefit Eligibility Date, you may take withdrawals equal to the Annual Benefit Amount each year the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments equal to a specified amount or can request payments according to your own schedule. See "Systematic Withdrawal Program" for additional details about how to use this program and the program's restrictions.

Payment of the Annual Benefit Amount when the Contract Value is zero
  The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. If, when the Contract Value goes to zero, the Benefit Base is greater than zero, then, one month after the later of the date the Contract Value goes to zero and the Benefit Eligibility Date, we will begin to pay you equal monthly payments of an amount that will equal the Annual Benefit Amount divided by twelve. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

Maximum Maturity Date Benefit
  If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See "The Annuity Period".

Termination of Phoenix Flexible Withdrawal Benefit
  The rider will terminate without value on the date the first of any of the following events occur:

1.any Covered Person is changed;

2.annuity payments begin under an annuity payment option as described in the contract;

3.the contract, to which the rider is attached, terminates;

4.the owner elects to terminate the rider;

5.any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

6.the Contract Value and Benefit Base are both reduced to zero;

7.any Covered Person under the single life option, or the surviving Covered
  Person under the spousal life option dies; or

8.you assign any rights or interest in the rider.

  Once the rider is terminated it cannot be reinstated and the pro rata portion of the rider fee will be deducted from the Contract Value on the date the rider terminates.

Special Risks Associated with Withdrawals

  The following chart demonstrates special risks that are associated with taking withdrawals when the Phoenix Flexible Withdrawal Protector is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered "permitted" or "excess" is described in the section "Taking Withdrawals", in the description of the Benefit Base. Also, withdrawals taken prior to the Benefit Eligibility Date can negatively affect the value of the rider. See "Taking Withdrawals" in the description of the Benefit Base. When the Contract Value is reduced to zero, lifetime payments will begin and withdrawals are no longer allowed from the contract.

                                                                                                      Permitted    Excess
Scenario                                                                              No Withdrawals Withdrawals Withdrawals
--------                                                                              -------------- ----------- -----------
Automatic Contract Value reduction...................................................                     X           X

Reduction to Benefit Base............................................................                                 X

Gives you the highest potential Annual Benefit Amount available under the rider/1/...       X

Cancels your ability to have subsequent premium payments automatically increase
  the Benefit Base...................................................................                     X           X

Cancels your ability to "roll-up" and increase your Benefit Base.....................                     X           X

Reduces the likelihood of an automatic step-up/2/....................................                     X           X

Premium payments increase the Benefit Base...........................................       X

Potential to terminate the rider without value if reduces the Contract Value to zero.                                 X

Permanently sets the Annual Benefit Percentage.......................................                     X           X

Permanently sets the Annual Benefit Amount if the Contract Value is reduced to
  zero and the Benefit Base is greater than zero.....................................                     X

Potential surrender charges..........................................................                                 X

Potential premium taxes and/or federal income tax consequences.......................                     X           X

-----------------

/1/ The potential Annual Benefit Amount is greatest if at the end of the roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

/2/ In order to obtain an automatic step-up, your Contract Value must be greater than your Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

Phoenix Retirement Protector: A Flexible Combination Benefit
--------------------------------------------------------------------------------

Summary of Benefit
  Beginning November 17, 2008, you may purchase the Phoenix Retirement Protector for an additional charge. Currently, this benefit is only available for purchase at the time you buy the contract and you may only purchase one Optional Benefit with the contract. For New York contracts, the Phoenix Retirement Protector rider is only available if the youngest Covered Person has attained age 50 for the single life option and age 55 for the spousal life option.

  Phoenix Retirement Protector combines two different guarantees into one rider: (i) a guaranteed minimum accumulation benefit ("GMAB"), and (ii) a guaranteed minimum withdrawal benefit ("GMWB"). In addition, except for contracts issued in the state of New York, you may select an optional guaranteed minimum death benefit ("GMDB") with the Phoenix Retirement Protector for an additional charge. When you elect the Phoenix Retirement Protector, the GMAB and GMWB components are automatically included. You must elect the GMDB component to be included as part of the rider at the time you purchase the contract (not available for New York contracts). By purchasing this rider, you are able to obtain a GMAB and a GMWB through the same contract. This may be appropriate if, at the time you purchase your contract you want to be able to use the contract either for maximum accumulation or for maximum ability to provide payments; however, you should know that certain actions which have a positive impact on one component of the benefit may have a negative impact on another component of the benefit. As a result, you should carefully consider the impacts of various events and transactions on each benefit component.

  Additionally, some of the terms and features of the GMAB and GMWB components of this benefit are different from the individually offered GMAB and GMWB riders.

.. For example, the GMAB component offered under Phoenix Retirement Protector provides for a step-up of the GMAB Benefit Base and a new 10-year GMAB waiting period at the end of each GMAB waiting period; the stand-alone GMAB rider does not provide for a step-up and only provides the initial 10-year waiting period. You might want to consider the GMAB component offered under Phoenix Retirement Protector if you want the opportunity to lock-in market gains or if you have a longer investment horizon and could potentially benefit from multiple waiting periods. However, if you simply want a return of first-year premium at the end of the initial 10-year waiting period, then the individually offered GMAB may be more appropriate for you.

.. For example, the GMWB component offered under Phoenix Retirement Protector provides for a lifetime and a non-lifetime Annual Benefit Amount and allows you to choose between lifetime and non-lifetime payments when the contract value is reduced to zero; the stand-alone GMWB rider only provides a lifetime Annual Benefit Amount. You might want to consider the GMWB component offered under Phoenix Retirement Protector if you want the flexibility to guarantee lifetime income payments or income payments over a specified period of time or if you want the flexibility to defer the decision between lifetime and non-lifetime payments to the date the Contract Value is reduced to zero. However, if you know that you won't have a need for non-lifetime income payments, then the individually offered GMWB may be more appropriate for you.

.. In addition, if, on the date your contract is issued, you don't know what your future accumulation and/or income needs may be, Phoenix Retirement Protector may be appropriate for you because it provides a GMAB and GMWB through the same contract and allows you to defer the decision between accumulation and income. However, if, on the issue date, you know what your future accumulation or income needs will be (and you know you won't have a need for both accumulation and income benefits), then the individually offered GMWB or GMAB may be more appropriate for you.

.. The fee is also different for the individually offered GMWB and GMAB riders as compared to Phoenix Retirement Protector.

  The basic benefits and risks of each component of Phoenix Retirement Protector are described below and the sections that follow provide more detailed descriptions of how the benefits are calculated.

The GMAB Component
  The GMAB component of Phoenix Retirement Protector guarantees a return of a specified percentage of premium after a waiting period regardless of the performance of the asset allocation program(s) in which your premiums and Contract Value have been invested. This feature may be important to you if you are interested in maximizing your Contract Value during the accumulation period. The GMAB does not in any way guarantee the performance of any of the investment choices under the contract. Due to the potential negative effects of withdrawals on this benefit, you should know that this benefit may have limited usefulness if the contract is subject to the IRS minimum distribution requirements. As a result, you should consult with your tax adviser before selecting a rider with a GMAB feature.

The GMWB Component
  The GMWB component guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations which are described below. When you elect this benefit you choose whether to take withdrawals and payments under the single life option, or the spousal life option. Once you make this election, you cannot change it. This choice affects the amount of benefit you may be entitled to receive at various ages and, once your Contract Value goes to zero, the life for which benefit payments will be made.

Contract Value is greater than zero: Guaranteed Withdrawals
  While the Contract Value is greater than zero, if you have met the GMWB's terms and conditions, the GMWB component guarantees that you can make withdrawals from the contract each year up to the Non-Lifetime Annual Benefit Amount, or the Lifetime Annual Benefit Amount, as these terms are defined below. The Non-Lifetime Annual Benefit Amount becomes available for withdrawals on the rider date. The Lifetime Annual Benefit Amount is not available for withdrawals until the date the youngest Covered Person covered by the rider reaches a particular age, which is currently age 60 for the single life option and age 65 for the spousal life option. We call this date the GMWB Benefit Eligibility Date. The Non-Lifetime Annual Benefit Amount equals a percentage shown on your rider specifications page (currently 7%) and is multiplied by a value we call the "GMWB Benefit Base". The Lifetime Annual Benefit Amount equals a percentage we call the "Lifetime Annual Benefit Percentage" multiplied by the GMWB Benefit Base or, if the first withdrawal occurs prior to the GMWB Benefit Eligibility Date, by the lesser of the GMWB Benefit Base and the Contract Value. The Lifetime Annual Benefit Percentage is based on the attained age of the youngest Covered Person on the date of the first withdrawal.

  Withdrawals from the contract affect the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount, and the GMWB Benefit Base differently. We have provided a brief summary below. See the "Taking Withdrawals" sections in the description of the GMWB Component for a fuller discussion of the impact of withdrawals.

..  Certain types of withdrawals will not impact the Non-Lifetime Annual Benefit
   Amount or the Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year within the Non-Lifetime Benefit Amount taken before or after the GMWB Benefit Eligibility Date do not reduce the Non-Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year within the Lifetime Annual Benefit Amount, once you have reached the GMWB Benefit Eligibility Date, do not reduce the Lifetime Annual Benefit Amount.

..  Certain types of withdrawals will impact the Non-Lifetime Annual Benefit
   Amount or the Lifetime Annual Benefit Amount.

  . Cumulative withdrawals in any rider year taken before or after the GMWB Benefit Eligibility Date in excess of the Non-Lifetime Annual Benefit Amount reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

  . Withdrawals taken prior to the GMWB Benefit Eligibility Date affect the Lifetime Annual Benefit Amount in several ways. If you take a withdrawal from the Contract prior to the GMWB Eligibility Date we will permanently set the Lifetime Annual Benefit Percentage according to the youngest Covered Person's attained age on the GMWB Benefit Eligibility Date. You may also reduce the Lifetime Annual Benefit Amount that becomes available to you on the GMWB Benefit Eligibility Date because we will use a different calculation to determine the Lifetime Annual Benefit Amount than we would have used had a withdrawal not been taken. Additionally, withdrawals taken prior to the GMWB Benefit Eligibility Date will reduce your GMWB Benefit Base and we will use the lesser of this reduced GMWB Benefit Base and the Contract Value in calculating the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

  . Cumulative withdrawals in any rider year taken after the GMWB Benefit Eligibility Date in excess of the Lifetime Annual Benefit Amount reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

  Regardless of when a withdrawal is taken, withdrawals reduce the GMWB Benefit Base either by the dollar amount of the withdrawal or by the same proportion as the Contract Value is reduced by the withdrawal. (See the "Taking Withdrawals" section in the description of the GMWB Component.)

  The GMWB Benefit Base, and ultimately the Non-Lifetime and Lifetime Annual Benefit Amounts, may be increased by premium payments and certain features of the GMWB. We have described how premium payments, features of the rider, and withdrawals affect the benefit in the section "GMWB Component" below.

  Like Phoenix Flexible Withdrawal Protector, an alternative GMWB available under this contract, this benefit does not prevent you from taking withdrawals from the contract at any time; however, taking withdrawals prior to the GMWB Benefit Eligibility Date or in excess of the Lifetime Annual Benefit Amount may significantly reduce or eliminate the value of the lifetime guarantees provided by the GMWB component of Phoenix Retirement Protector as described above and in the chart of "Special Risks Associated with Withdrawals" at the end of this section. You should know that withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet RMDs, are considered to be within the contract's free withdrawal amount and are not subject to surrender charges under the contract. However, withdrawals, including withdrawals taken to meet RMDs, that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, as defined below and the contract's free withdrawal amount are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Contract Value is reduced to zero: Guaranteed Payments
  If your Contract Value goes to zero and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate, and you must choose between lifetime or non-lifetime payments. You should know that the GMWB component does not provide a lifetime benefit amount prior to the GMWB Benefit Eligibility Date.

  If both the lifetime and non-lifetime options are available to you and you choose lifetime payments, we will pay you the Lifetime Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life option. If you choose non-lifetime payments, we will pay you the Non-Lifetime Annual Benefit Amount until the GMWB Benefit Base is reduced to zero.

GMDB Component--Feature not available for New York contracts
  As noted above, the Phoenix Retirement Protector offers a guaranteed minimum death benefit (GMDB) component which you can elect for an additional fee. The benefit provides a higher GMDB than is provided under the contract so long as the GMDB Benefit Base under the rider exceeds the GMDB under the contract. You may wish to consider this benefit if your goal is to provide a higher death benefit.

Asset Allocation or Strategic Program Requirement
  If you purchase Phoenix Retirement Protector, you must select one of the approved asset allocation programs when allocating your premium payments and Contract Value. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program to another approved program the Company may make available; however, the fee for the rider may vary depending on the program or option you choose. See the table of "Optional Benefit Fees" for details. We reserve the right to restrict availability of investment options.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling out of programs altogether will cause the rider to terminate without value. You may request to later re-enroll in a program however re-enrollment will not reinstate the Phoenix Retirement Protector rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available by working with your registered representative to make an appropriate selection and returning the form we require to the Annuity Operations Division. Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

Important Terms and Conditions related to Phoenix Retirement Protector
  Currently, we offer this benefit only at the time you buy a contract. As a result, the rider date is the same as the contract date and rider years are the same as contract years.

(i) Guaranteed Minimum Accumulation Benefit ("GMAB") Component
  The GMAB component of the rider guarantees a return of a specified percentage of premiums after each GMAB Waiting Period. A GMAB Waiting Period represents the period of time that must elapse before you qualify for benefits under the GMAB component of the rider. Currently, the GMAB Waiting Period is 10 years, measured from the rider date. The amount of the benefit available after the waiting period depends on the relationship of the Contract Value to a value we call the "GMAB Benefit Base", which is described below. After the initial GMAB Waiting Period, we will automatically compare the GMAB Benefit Base to the Contract Value after all fees have been deducted. If the GMAB Benefit Base is greater than the Contract Value after all fees have been deducted, we will add an additional amount to your Contract Value and therefore your new Contract Value will equal the GMAB Benefit Base. Whenever such addition occurs, a new GMAB Waiting Period begins. In addition, you may elect to increase, or "step-up" the GMAB Benefit Base as specified below. A new GMAB Waiting Period also begins when you step-up the GMAB Benefit Base. Each new GMAB Waiting Period supersedes any GMAB Waiting Period already in progress and delays the time when we will determine if an additional amount will be added to the Contract Value.

GMAB Benefit Base
  As noted above, we compare the Contract Value to the GMAB Benefit Base to determine if an additional amount will be added to the Contract Value at the end of each GMAB Waiting Period. Assuming the rider was issued on the date the contract was issued, the GMAB Benefit Base is equal to the initial premium payment. Thereafter, the GMAB Benefit Base is re-calculated whenever certain triggering events occur. Generally speaking, the GMAB Benefit Base will be increased by a percentage of subsequent premium payments, and may be increased by the elective step up feature. Under no circumstances will the GMAB Benefit Base ever exceed a maximum amount equal to 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. The GMAB Benefit Base will be set equal to zero on the date the Contract Value is reduced to zero.

Events and features causing recalculation of the GMAB Benefit Base

..  Premium Payments Received After the Rider Date
  The GMAB Benefit Base will be increased by 100% of any premium payment received after the rider date and within the first rider year in each GMAB Waiting Period. Premiums received following the first rider anniversary within each GMAB Waiting Period do not increase the GMAB Benefit Base.

  Sample calculation showing the effect of subsequent premium payments on GMAB Benefit Base

   Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

   Assume that you make an additional premium payment of $10,000 on August 24, 2009. Since this premium payment was made in the first year during the GMAB Waiting Period, 100% of the premium payment is added to the GMAB Benefit Base. Thus the GMAB Benefit Base is increased to $110,000.

   Assume that you make another premium payment of $10,000 on April 5, 2012. Also assume that you have not made an elective GMAB Step-Up since the rider date. Since this premium payment was made in the third year during the GMAB Waiting Period, the GMAB Benefit Base is not increased.

..  Elective GMAB Step-Up
  You may elect to increase, or "step up" the GMAB Benefit Base each rider year when the Contract Value is greater than the GMAB Benefit Base. To elect to step up the GMAB Benefit Base, you must notify us of this election at least 7 days before the end of the rider year. Then we will increase the GMAB Benefit Base to equal the Contract Value on the rider anniversary and a new GMAB Waiting Period will begin. If the GMWB automatic step-up has been suspended (see "Automatic Step-Up Feature" under Guaranteed Minimum Withdrawal Benefit Component below), you may not elect the GMAB step-up until you have reactivated the GMWB automatic step-up.

  Sample calculation showing the effect of the elective GMAB Step-Up

   Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

   Assume that as you approach your June 12, 2015 rider anniversary, you wish to make an elective GMAB Step-Up because your Contract Value has increased since the rider date. Assume that you provide notice more than seven days prior to this anniversary of your request to step up and that you have not opted out of the GMWB step-ups.

   Assume that on June 12, 2015 that Contract Value is $170,000. Since you have elected a GMAB step-up, your GMAB Benefit Base is increased to $170,000 and you begin a new GMAB Waiting Period.

   Assume that you make an additional premium payment of $10,000 on August 24, 2015. Since this premium payment was made in the first rider year of the current GMAB Waiting Period, the GMAB Benefit Base is increased by the amount of the premium payment. Thus the GMAB Benefit Base is increased to $180,000

..  First Day Following the End of Each GMAB Waiting Period
  On the first day following the end of each GMAB Waiting Period, if the GMAB Benefit Base is less than the Contract Value, the GMAB Benefit Base will be set equal to the Contact Value, after all fees have been deducted.

..  Withdrawals from the Contract
  On the date of any withdrawal from the contract, the GMAB Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal.

  Sample calculation showing the effect of withdrawals on the GMAB Benefit Base

   Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

   Assume you make a withdrawal of $14,000 on September 7, 2015 and that your Contract Value on that date was $140,000. In this case, the reduction in Contract Value is 10% ($14,000 divided by $140,000), and accordingly, your GMAB Benefit Base is reduced by 10% to $90,000 ($100,000* 10% = $10,000 and $100,000--$10,000 = $90,000).

Important Considerations Regarding These Events
  If your intention is to obtain the benefit provided by the GMAB component at the earliest possible date, you need to complete the initial GMAB Waiting Period, currently ten years. This means that: (1) your initial premium plus subsequent premium payments made in the first rider year is the amount that you wish to guarantee; and (2) you should not make subsequent premium payments after the first rider year or elect to step up your GMAB Benefit Base in the first ten rider years. You should also understand that although making additional premium payments after the first rider year may reduce the benefit that could be paid at the end of the initial GMAB waiting period, they have the potential to increase the GMAB Benefit Base (elective GMAB Step-Up) and the GMWB Benefit Base. You should work with your registered representative to determine what decision best suits your financial needs.

(ii) Guaranteed Minimum Withdrawal Benefit ("GMWB") Component
  The GMWB component of this rider provides for a lifetime and non-lifetime guaranteed minimum withdrawal benefit. On the rider date, you must choose between the single life option and the spousal life option and you cannot change your election. On the date the Contract Value is reduced to zero, you must choose between lifetime and non-lifetime payments.

  The following terms are important to an understanding of this component.

  "Annual Benefit Percentage" is a percentage we use to determine the Annual Benefit Amount. The Non-Lifetime Annual Benefit Percentage is shown on your rider specifications page and is currently 7%. For the Lifetime Annual Benefit Percentage, the percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the GMWB Benefit Eligibility Date (youngest Covered Person's 60/th/ birthday for the single life option or 65/th/ birthday for the spousal life option), this percentage is permanently set to 4% on the GMWB Benefit Eligibility Date.

            --------------------------------------------------------
                             Lifetime                    Lifetime
            Single Life   Annual Benefit Spousal Life Annual Benefit
            Attained Age    Percentage   Attained Age   Percentage
            --------------------------------------------------------
                <60             0%           <65            0%
            --------------------------------------------------------
               60-74            4%          65-74           4%
            --------------------------------------------------------
               75-84            5%          75-84           5%
            --------------------------------------------------------
                85+             6%           85+            6%
            --------------------------------------------------------

  For contracts issued prior to March 9, 2009, see your rider specifications page for the applicable table of Annual Benefit Percentages.

  "Covered Person(s)" means the person(s) whose life is used to determine the duration of lifetime payments. A Covered Person must be a natural person

  For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

  Generally, for the spousal life option, Covered Persons must be two legal spouses under federal law to receive any economic benefit from the election of this option (see Definition of "Spouse" under Optional Benefits for more information). If there is one natural person owner, the owner and the owner's spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other's beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

  "GMWB Benefit Base" is the amount established for the sole purpose of determining the Lifetime and Non-Lifetime Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, the Lifetime or Non-Lifetime Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero the Lifetime or Non-Lifetime Annual Benefit Amount is the amount we will pay to you each year.

  On the rider date, the GMWB Benefit Base is equal to the initial premium. Thereafter, the GMWB Benefit Base is recalculated whenever certain triggering events occur. Generally speaking, assuming no withdrawals have been taken, the GMWB Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, except for contracts issued in the state of New York, the GMWB Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the GMWB Benefit Base below. Under no circumstances will the GMWB Benefit Base ever exceed a maximum amount. This maximum amount is the sum of 500% of the initial premium plus 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. We will reduce the GMWB Benefit Base for any withdrawals from the contract. The amount of the reduction depends on whether cumulative withdrawals in a rider year exceed the Non-Lifetime Annual Benefit Amount. If they do not exceed this amount, we will reduce the GMWB Benefit Base by the dollar amount of each withdrawal. If they do exceed the Non-Lifetime Annual Benefit Amount, we will reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by the amount of the withdrawal in excess of the Non-Lifetime Annual Benefit Amount.

  "GMWB Benefit Eligibility Date" means the date your Lifetime Annual Benefit Amount becomes available to you.

  . For the single life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.

  . For the spousal life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age 65. For the spousal life option, if either spouse dies prior to the GMWB Benefit Eligibility Date, we will reset the GMWB Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

The Non-Lifetime Annual Benefit Amount
  The Non-Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Non-Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year without reducing your Non-Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and non-lifetime payments are elected, the Non-Lifetime Annual Benefit Amount represents the annual amount we will pay you until the GMWB Benefit Base is reduced to zero.

  On the rider date, the Non-Lifetime Annual Benefit Amount is equal to a percentage of the GMWB Benefit Base. We call this percentage the "Non-Lifetime Annual Benefit Percentage". The percentage for your rider is shown on the rider specifications page and is currently 7%. We may change this percentage in the future and this change would affect riders issued beginning on the date we make the change. After the rider date, the Non-Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Non-Lifetime Annual Benefit Amount

..  GMWB Automatic Step-Ups or GMWB Roll-Ups
  Each year when a GMWB automatic step-up or GMWB roll-up occurs, the Non-Lifetime Annual Benefit Amount will be equal to the greater of the Non-Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Non-Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any step-up or roll-up calculation.

..  Premium Payments Received After the Rider Date
  If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Non-Lifetime Annual Benefit Amount on the date we apply premium payments. The amount of this increase is determined by multiplying the Non-Lifetime Annual Benefit Percentage by the amount of the premium payment. However, if you then take withdrawals from the contract in excess of the Non-Lifetime Annual Benefit Amount, we will reduce the Non-Lifetime Annual Benefit Amount as described in "Taking Withdrawals" below.

  Withdrawals also stop increases in your GMWB Benefit Base that would have occurred when additional premiums are received by us. If any withdrawals have been made from the contract on or prior to our receipt of an additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

..  Taking Withdrawals
  The following section describes how taking withdrawals will impact the Non-Lifetime Annual Benefit Amount. The Non-Lifetime Annual Benefit Amount may be the only benefit amount available to you under the GMWB component unless you have reached the GMWB Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect.

  . Taking withdrawals from the contract may impact the Non-Lifetime Annual Benefit Amount depending on whether they exceed the Non-Lifetime Annual Benefit Amount. If cumulative withdrawals in any rider year do not exceed the Non-Lifetime Annual Benefit Amount in that year, the Non-Lifetime Annual Benefit Amount will not be reduced.

  . If a withdrawal causes the cumulative withdrawals in any rider year to exceed the Non-Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Non-Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered Non-Lifetime excess withdrawals. Each non-lifetime excess withdrawal will reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the non-lifetime excess withdrawal.

  . You should know that, currently, withdrawals taken at any time to meet RMD requirements as defined by the Internal Revenue Code do not reduce the Non-Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

  For IRA and qualified plan contracts, cumulative withdrawals during a rider year will be considered non-lifetime excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

 (a) =the current Non-Lifetime Annual Benefit Amount;

 (b) =the RMD for the 1st calendar year during the rider year; and

 (c) =the RMD for the 2nd calendar year during the same rider year.

  Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet RMD requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract's free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet RMD requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

The Lifetime Annual Benefit Amount
  The Lifetime Annual Benefit Amount is not available until you reach the GMWB Benefit Eligibility Date which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect. Like the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year after the GMWB Benefit Eligibility Date without reducing your Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and lifetime payments are elected, the Lifetime Annual Benefit Amount represents the annual lifetime amount we will pay after the GMWB Benefit Eligibility Date.

  We first calculate the Lifetime Annual Benefit Amount on the later of the date of the first withdrawal and the GMWB Benefit Eligibility Date as described below. As a result, if you take a withdrawal before the GMWB Benefit Eligibility Date, we will calculate the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

..  Lifetime Annual Benefit Amount calculated on the GMWB Benefit Eligibility
   Date (withdrawal made prior to the GMWB Benefit Eligibility Date): the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage, multiplied by the lesser of the GMWB Benefit Base and the Contract Value.

.. Lifetime Annual Benefit Amount calculated on the date of the first withdrawal following the GMWB Benefit Eligibility Date: the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any GMWB step-up or roll-up calculations.

  The Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Lifetime Annual Benefit Amount

..  GMWB Automatic Step-Up
  Each year when a GMWB Automatic Step-Up occurs, the Lifetime Annual Benefit Amount will be equal to the greater of the Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after the step-up calculation.

..  Taking Withdrawals
  The following section describes how taking withdrawals after the GMWB Benefit Eligibility Date affects the Lifetime

Annual Benefit Amount after it is first calculated. Whether withdrawals will change the Lifetime Annual Benefit Amount depends on whether they exceed the Lifetime Annual Benefit Amount.

  . If cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date do not exceed the fetime Annual Benefit Amount in that year, the Lifetime Annual Benefit Amount will not be reduced.

  . If a withdrawal causes the cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date to exceed the Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered lifetime excess withdrawals. Each lifetime excess withdrawal will reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the lifetime excess withdrawal.

  . You should know that, currently, withdrawals taken after the GMWB Benefit Eligibility Date to meet RMD requirements as defined by the Internal Revenue Code do not reduce the Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered lifetime excess withdrawals and reduce the Lifetime Annual Benefit Amount as described below.

  For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the GMWB Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

 (a) =the current Lifetime Annual Benefit Amount;

 (b) =the RMD for the 1st calendar year during the rider year; and

 (c) =the RMD for the 2nd calendar year during the same rider year.

  Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet RMD requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract's free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet RMD requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Events causing recalculation of the GMWB Benefit Base
..  Premium Payments Received After the Rider Date
  If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the GMWB Benefit Base. The GMWB Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract, we will reduce the GMWB Benefit Base as described in "Taking Withdrawals" below. If any withdrawal has been made from the contract on or prior to our receipt of additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

..  Roll-up Feature
  The GMWB roll-up feature allows for an increase, or "roll-up," in the GMWB Benefit Base during a specified period of time, called the GMWB roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the GMWB roll-up period continues until the 10/th/ rider anniversary following the later of the rider date and the last rider anniversary on which a GMWB automatic step-up, described below, occurs. In no event can the GMWB roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person's age on the rider date plus 10 years. The increase in GMWB Benefit Base resulting from the roll-up is based upon a comparison of the following three values on each rider anniversary:
(i) Contract Value, (ii) GMWB Benefit Base, and (iii) the sum of the GMWB Benefit Base on the prior rider anniversary plus the roll-up amount for the prior rider year, plus subsequent premium payments received during the prior rider year. For calculation of the increase in GMWB Benefit Base provided by the roll-up feature, "subsequent premium payments" means premiums received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the GMWB Benefit Base after the most recent prior automatic step-up, or for the roll-up at the end of the first rider year or if there have been no prior automatic step-ups, the GMWB Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%, except for contracts issued in New York. (For riders issued prior to March 9, 2009, the roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up amount at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by 6.5%)

  For New York contracts, the current percentage used to calculate the roll-up amount ("Roll-Up Percentage") is determined in accordance with the following table:

                ------------------------------------------------
                Single Life    Roll-Up   Spousal Life  Roll-Up
                Attained Age  Percentage Attained Age Percentage
                ------------------------------------------------
                   50-51         4.0%       55-56        4.0%
                ------------------------------------------------
                   52-53         4.5%       57-58        4.5%
                ------------------------------------------------
                    54           5.0%       59-60        5.0%
                ------------------------------------------------
                   55-56         5.5%        61          5.5%
                ------------------------------------------------
                    57           6.0%        62          6.0%
                ------------------------------------------------
                    58+          6.5%        63+         6.5%
                ------------------------------------------------

  In addition, for New York contracts, the Roll-Up Percentage will be initially set on the rider date based on the youngest Covered Person's attained age on the rider date.

Then, if an Automatic Step-Up occurs and there have been no withdrawals from the contract, the Roll-Up Percentage, for the following rider year, will be re-set based on the attained age of the youngest Covered Person on the date of the Automatic Step-Up.

  Except for New York contracts, if you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating GMWB Benefit Base on the rider anniversary at or following the end of the GMWB roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the GMWB Benefit
Base on the rider date plus subsequent premium received in the first rider year.

  The recalculation of the GMWB Benefit Base under the various situations that can exist at the end of the GMWB roll-up period is described below.

..  Each Rider Anniversary During the GMWB Roll-Up Period
  On each rider anniversary, if no withdrawals have been made, the re-calculated GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

  . the Contract Value then in effect, (after all fees have been deducted, and provided the GMWB automatic step-up feature has not been suspended);

  . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

 Example 1--Basic application of a roll-up amount.
   Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base on your rider's effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $105,000

   .  Sum of (i) and (ii) = $106,500

     (i)GMWB Benefit Base on prior rider anniversary = $100,000

    (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your GMWB Benefit Base will be $106,500.

 Example 2--Application of the roll-up amount when there is a prior automatic step-up.
   Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base as of the last rider anniversary was $108,000 due to an GMWB automatic step-up, your contract value is $110,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $110,000

   .  Sum of (i) and (ii) = $115,020

     (i)GMWB Benefit Base on prior rider anniversary = $108,000

    (ii)Roll-Up Amount for prior rider year = $108,000 x 6.5% = $7,020

   Your GMWB Benefit Base will be $115,020.

 Example 3--Application of the roll-up amount when several rider years have elapsed with no prior automatic step-up.
   Assume the GMWB Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000. Assume that you have reached the fourth rider anniversary without making any withdrawals and without having an automatic step-up. The GMWB Benefit Bases are increased by the Roll-Up Amounts at the end of each of the first 3 rider years and equal:

     Year 1: $106,500 = $100,000 + $6,500

     Year 2: $113,000 = $106,500 + $6,500

     Year 3: $119,500 = $113,000 + $6,500

   Assume that, on the 4th rider anniversary, your contract value is $115,000 and you have not made any subsequent premium payments.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $115,000

   .  Sum of (i) and (ii) = $126,000

     (i)GMWB Benefit Base on prior rider anniversary = $119,500

    (ii)Roll-Up Amount for the recently completed rider year = $100,000 x 6.5% = $6,500

   Your GMWB Benefit Base will be $126,000.

 Example 4--Impact of a Subsequent Premium Payment on the GMWB Benefit Base.
   Assume the GMWB Benefit Base on your rider's effective date was $100,000. Assume there is no automatic step-up at the end of the first rider year and you have not taken any withdrawals. The GMWB Benefit Base at the end of the 1st rider year is increased by the Roll-Up Amount and equals $106,500 = $100,000 + $6,500.

   Assume that 3 months in to the 2nd rider year you make a Subsequent Premium Payment of $50,000. The GMWB Benefit Base is increased to $156,500 ($106,500 = $50,000) due to the premium payment.

   Assume that, on the 2nd rider anniversary, your contract value is $140,000.

   Your GMWB Benefit Base will be recalculated on your 2nd rider anniversary to be the greatest of the following:

   .  Contract Value = $140,000

   .  GMWB Benefit Base in Effect = $156,500

   .  Sum of (i), (ii), and (ii) = $163,000

    (iv)GMWB Benefit Base on prior rider anniversary = $106,500

     (v)Roll-Up Amount for the recently completed rider year = $100,000 x 6.5% = $6,500

    (vi)Subsequent Premium Payments during the recently completed rider year = $50,000

   Your GMWB Benefit Base will be $163,000.

..  The Rider Anniversary Following the End of the GMWB Roll-Up Period.
  If the GMWB roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the GMWB Benefit Base on the rider anniversary following the end of the GMWB roll-up period.

New York contracts
  The Benefit Base Multiplier is not available for contracts issued in New York. As a result, for New York contract, on the rider anniversary following the end of the roll-up period, the GMWB Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case, it will be set to the second of the two values described below:

  . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

  . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Contracts other than New York contracts
  For contracts other than New York contracts, when we recalculate the GMWB Benefit Base on the rider anniversary following the end of the roll-up period, the amount of the recalculated GMWB Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then we will re-calculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated GMWB Benefit Base is determined as described below.

1.Assuming the youngest Covered Person has not yet attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

     . the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);

     . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

   Assume the GMWB Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000 and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your GMWB Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  .  Contract Value = $105,000

  .  Sum of (i) and (ii) = $165,000

     (i)GMWB Benefit Base on prior rider anniversary = $158,500

    (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your GMWB Benefit Base will be $165,000.

2.Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

     . the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);

     .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
        (i) the GMWB Benefit Base on the rider date, plus (ii) all subsequent premium payments received during the first rider year;

     . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and
        (ii) the roll-up amount for the prior rider year, if any.

   Assume that the contract is not a New York contract so the Benefit Base Multiplier is 200% and that you have reached the rider anniversary following the end of the GMWB roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your GMWB Benefit Base as of your last rider anniversary was $158,500, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the GMWB automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

  .  Contract Value = $105,000

  .  200% x Sum of (i) and (ii) = $200,000

     (i)GMWB Benefit Base on the rider date = $100,000

    (ii)Subsequent premium payments = $0

  .  Sum of (i) and (ii) = $165,000

     (i)GMWB Benefit Base on prior rider anniversary = $158,500

    (ii)GMWB Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your GMWB Benefit Base will be $200,000.

..  For contracts other than New York contracts-Rider Anniversary Next Following
   Youngest Covered Person's 70/th/ Birthday Occurring After the Rider Anniversary Immediately Following the End of the GMWB Roll-Up Period

  For contracts other than New York contracts, assuming no withdrawals have been taken and the youngest Covered Person attains age 70 after the rider anniversary immediately following the end of the roll-up period, then on the next rider anniversary following the date the youngest Covered Person attains age 70, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

     . the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature has not been suspended);

     . the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

     . the Benefit Base Multiplier, currently 200%, multiplied by sum of the GMWB Benefit Base on the rider date plus all subsequent premium payments received during the first rider year.

   Assume that the contract is not a New York contract so the Benefit Base Multiplier is 200% and that you reached the rider anniversary following the end of the GMWB roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70/th/ birthday during the prior rider year. Assume further, your GMWB Benefit Base on the prior rider anniversary was $180,000, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the GMWB automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

  .  Contract Value = $105,000

  .  GMWB Benefit Base on prior rider anniversary = $180,000

  .  200% x Sum of (i) and (ii) = $200,000

     (i)GMWB Benefit Base on the rider date = $100,000

    (ii)Subsequent premium payments = $0

   Your GMWB Benefit Base will be $200,000.

..  Each Rider Anniversary After the Earlier of the First Withdrawal and the
   Rider Anniversary Following the End of the GMWB Roll-Up Period (except Rider Anniversary next following youngest Covered Person's 70/th/ birthday after the end of the GMWB Roll-Up Period)

  On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the GMWB roll-up period, we will re-calculate the GMWB Benefit Base. The GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended, in which case, it will be set to the second of the two values described below:

     . the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature, described below, has not been suspended); and

     . the GMWB Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

   Assume that you are out of the GMWB roll-up period. Assume further, your GMWB Benefit Base on the prior rider anniversary is $106,500, your Contract Value is $110,000 and the GMWB automatic step-up has not been suspended. Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  .  Contract Value = $110,000

  .  GMWB Benefit Base on prior rider anniversary = $106,500

   Your GMWB Benefit Base will be $110,000.

..  GMWB Automatic Step-Up Feature
  The GMWB component of Phoenix Retirement Protector includes an automatic step-up feature. Like the GMWB roll-up feature, the GMWB automatic step-up feature allows for an increase in the GMWB Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the GMWB Benefit Base then in effect; that is, the GMWB Benefit Base on the prior rider anniversary and, if no withdrawals have been taken, any premium payments made since the prior rider anniversary and reduced by withdrawals as described in "Taking Withdrawals". If the Contract Value, after deduction of all fees, is greater than such GMWB Benefit Base, we will automatically increase, or "step-up" the GMWB Benefit Base to equal the Contract Value. You should know that the fee percentage for the rider may be increased if we step-up the GMWB Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the GMWB Benefit Base. You can decline the increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the GMWB automatic step-up will not occur, and the automatic GMWB step-up feature will be suspended immediately and GMAB step-ups provided under the GMAB component of the rider cannot be elected. If you decline a GMWB automatic step-up in the GMWB Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic GMWB step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

..  Taking Withdrawals
  The GMWB Benefit Base is reduced for all withdrawals regardless of whether they occur before or after the GMWB Benefit Eligibility Date. The amount by which the GMWB Benefit Base is reduced for withdrawals depends on whether and by how much the withdrawals taken in a rider year exceed the Non-Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year that do not exceed the Non-Lifetime Annual Benefit Amount reduce the GMWB Benefit Base by the amount of the withdrawals. Cumulative withdrawals in any rider year that exceed the Non-Lifetime Annual Benefit Amount (Non-Lifetime excess withdrawals) reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by Non-Lifetime excess withdrawal.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value is greater than zero
  Each year when the Contract Value is greater than zero, you may take withdrawals equal to the Lifetime Annual Benefit Amount so long as you have reached the GMWB Benefit Eligibility Date. You may take withdrawals equal to the Non-Lifetime Annual Benefit Amount then in effect at any time when the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments of a specified amount or can request payments according to your own schedule. See "Systematic Withdrawal Program" for additional details about how to use this program and the program's restrictions.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value goes to zero
  If, when the Contract Value goes to zero, the GMWB Benefit Base is greater than zero, you must choose between receiving non-lifetime and lifetime monthly payments. The Lifetime Annual Benefit Amount is not available to you before the GMWB Benefit Eligibility Date.

  We may, at our discretion, permit or require other payment frequencies subject only to our minimum amount per payment requirement.

  .  Non-Lifetime Payments
  If the GMWB Benefit Base is greater than zero you may choose to receive monthly non-lifetime payments. The non-lifetime payments will be equal to one twelfth of Non-Lifetime Annual Benefit Amount. Payments will begin one month after the Contract Value is reduced to zero and will end when the GMWB Benefit Base is reduced to zero. The GMWB Benefit Base is reduced by each non-lifetime payment.

  .  Lifetime Payments
  If the GMWB Benefit Base is greater than zero, you may choose to receive monthly lifetime payments. The lifetime benefit payments will be equal to one twelfth of Lifetime Annual Benefit Amount. Payments will begin one month following later of the date the Contract Value goes to zero and the GMWB Benefit Eligibility Date. We will make these payments under the single life option or the spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option.

Maximum Maturity Date Benefit
  If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Lifetime Annual Benefit Amount or non-lifetime payments equal to the Non-Lifetime Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See "The Annuity Period"

(iii) Guaranteed Minimum Death Benefit ("GMDB")--Feature not available for New York contracts
  The GMDB component of the Phoenix Retirement Protector rider is optional. The GMDB component guarantees a minimum death benefit if the GMDB Benefit Base, which is the same as the GMWB Benefit Base prior to the GMDB Maximum Age, is greater than the death benefit payable under the contract when any Covered Person dies prior to the earliest of the following dates:

1.the maturity date of the contract,

2.the date the Contract Value is reduced to zero,

3.the rider anniversary following the date the oldest Covered Person attains a particular age specified in rider. We call this the GMDB Maximum Age. Currently, this age is 85.

  If the GMDB Benefit Base is greater than the death benefit payable under the contract, this optional GMDB guarantees an additional death benefit amount. This guaranteed amount is the difference between the contract's death benefit and the GMDB Benefit Base. You should know that this optional component does not provide any value once the Contract Value goes to zero or the oldest Covered Person attains age the GMDB Maximum Age.

  Sample calculation showing the value of the GMDB component before and after the GMDB Maximum Age

   Death Prior to Age 85
   Assume you die prior to attaining age 85. Assume the death benefit available under your contract is equal $125,000 on the date of death. Further assume that the GMDB Benefit Base is equal to $130,000 on the date of death. The optional GMDB will pay you an additional death benefit amount equal to $5,000.

   Death After Age 85
   Assume you die after attaining age 85. Assume the death benefit available under your contract is equal $95,000 on the date of death. The GMDB Death Benefit Base is equal to your contract value or $80,000 on the date of death. The optional GMDB will not pay you an additional death benefit amount. You will receive the $95,000 death benefit available under your base contract.

Termination of Phoenix Retirement Protector Rider
  The rider will terminate without value on the date the first of any of the following events occur:

  .  any Covered Person is changed;

  . annuity payments begin under an annuity payment option as described in the base contract;

  .  the contract, to which the rider is attached, terminates;

  .  the owner elects to terminate the rider;

  . that any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

  .  the Contract Value and GMWB Benefit Base are both reduced to zero;

  . if the Contract Value has been reduced to zero and lifetime payments have been elected, if any Covered Person under the Single Life Option, or the surviving Covered Person under the Spousal Life Option dies;

  .  you assign any rights or interest in this rider.

  Once the rider is terminated, it cannot be reinstated.

Special Risks Associated with Withdrawals
  The following chart demonstrates special risks associated with taking withdrawals when the Phoenix Retirement Protector Rider is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered "permitted" or "excess" is described in the section "Taking Withdrawals", in the description of the GMWB Benefit Base. When the Contract Value is reduced to zero, non-lifetime or lifetime payments (whichever selected) will begin and withdrawals are no longer allowed from the contract.

                                                                                                       Permitted    Excess
Scenario                                                                               No Withdrawals Withdrawals Withdrawals
--------                                                                               -------------- ----------- -----------
Automatic Contract Value reduction....................................................                     X           X

Reduction to GMWB Benefit Base and GMAB Benefit Base..................................                     X           X

Reduction to current Non-Lifetime Annual Benefit Amount...............................                                 X

Reduction to current Lifetime Annual Benefit Amount...................................                                 X

Gives you the highest potential Annual Benefit Amount available under the rider/1/....       X

Cancels your ability to have subsequent premium payments automatically increase the
  GMWB Benefit Base...................................................................                     X           X

Cancels your ability to "roll-up" and increase your GMWB Benefit Base.................                     X           X

Reduces the likelihood of a GMWB automatic step-up/2/.................................                     X           X

Premium payments increase the GMWB Benefit Base.......................................       X

Potential to terminate the rider without value if reduces the Contract Value to zero..                                 X

Permanently sets the Lifetime Annual Benefit Percentage...............................                     X           X

Permanently sets the Lifetime and Non-Lifetime Annual Benefit Amounts if the Contract
  Value is reduced to zero and the GMWB Benefit Base is greater than zero.............                     X

Potential surrender charges...........................................................                                 X

Potential premium taxes and/or federal income tax consequences........................                     X           X

-----------------

/1/ The potential Annual Benefit Amount is greatest if at the end of the GMWB roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

/2/ In order to obtain a GMWB automatic step-up, your Contract Value must be greater than your GMWB Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

Surrender of Contract and Withdrawals
  Prior to the maturity date, amounts held under the contract may be withdrawn in whole or in part, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals. After the maturity date, unscheduled withdrawals may only be made if you have selected Annuity Payment Options K or
L. A signed, written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes."

  The appropriate number of accumulation units of an investment option will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Payment Deferral." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans--Tax Sheltered Annuities." For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000.

  Requests for withdrawals should be mailed to our Annuity Operations Division.

Contract Termination
  The contract will terminate without value, if on any valuation date, the contract value is zero or insufficient to cover any assessed charges. Phoenix will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

Death Benefit
  The death benefit guarantees that the proceeds will not be less than the premium payments paid for the contract (less any adjusted partial withdrawals). The owner elects the death benefit at the time that the initial premium payment is made. If no option has been chosen, Death Benefit Option 1 will apply. If the owner elects Death Benefit Option 2, the annual step-up fee will apply. For more information, see "Annual Step-up Fee."

When is the Death Benefit Payable?
  A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment?
..  Death of an Owner
  If the owner dies before the contract maturity date, the death benefit will be paid to the beneficiary. If the spouse is the beneficiary, see "Spousal Beneficiary Contract Continuance."

..  Death of an Owner--Multiple Owners
  If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

..  Death of an Annuitant who is not the Owner
  If the owner and the annuitant are not the same individual and the annuitant dies prior to the maturity date, the owner becomes the annuitant and the contract continues, unless the owner appoints a new annuitant. If a joint annuitant dies prior to the maturity date, a death benefit is not paid. The owner may appoint a new joint annuitant.

..  Death of Owner who is not the Annuitant
  If the owner who is not the annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the owner's beneficiary, unless the beneficiary is the spouse. The survival of the annuitant does not affect this payment. If the spouse is the beneficiary, see "Spousal Beneficiary Contract Continuance."

..  Spousal Beneficiary Contract Continuance
  If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the named contract beneficiary, the spousal beneficiary can continue the contract as the contract owner.

..  Ownership of the Contract by a Non-Natural Person
  If the owner is not an individual, and the primary annuitant dies before the maturity date, we will pay the death benefit to the owner. If a joint annuitant dies prior to the maturity date, a death benefit is not paid and the owner may elect a new joint annuitant. The death of the primary annuitant will be treated as the death of the owner.

What is the Death Benefit Amount?
  The owner shall elect any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply.

..  Death Benefit Option 1--Return of Premium
  Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit less any premium tax is the greater of:

     a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
     b) the Contract Value on the claim date.

..  Death Benefit Option 2--Annual Step-up
  This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

  Prior to the contract anniversary following the oldest owner's attained age 80, the death benefit less any premium tax is the greater of:

     a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
     b) the Contract Value on the claim date; or
     c) the annual step-up amount (as defined below).

  On or after the contract anniversary following the oldest owner's attained age 80, the death benefit less any premium tax is the greater of:

     a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
     b) the Contract Value on the claim date.

  If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract, the death benefit will be calculated using the surviving spouse's attained age.

  Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the Contract Value and the death benefit (prior to the withdrawal) on the withdrawal date.

  Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of premium payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the Contract Value.

  Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you or to have the proceeds credited to the Phoenix Concierge Account ("PCA"), an interest bearing checking account with check writing privileges. If you do not affirmatively elect to have the full death benefit amount sent to you, the PCA will become default method of payment when the death claim is greater than or equal to $5,000 and the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. You may opt out of the PCA at any time by writing a check from the PCA for the full amount of your balance or by calling our Annuity Service Center.

  The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company. Also, if the recipient chooses, death benefit proceeds will be payable in the form of an annuity option. Any such annuity option is subject to all restrictions (including minimum amount requirements) as are other annuities under this contract. In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. See "Distributions at Death" under "Federal Income Taxes." A recipient should consult a qualified tax adviser before electing to receive an annuity.

  Depending upon state law, the amounts paid to the owner may avoid probate and the death benefit may be reduced by any tax due. For more information, see "Tax" and "Distribution at Death" under "Federal Income Taxes."

  We reserve the right to discontinue offering any one of the available death benefit options in the future.

Internet, Interactive Voice Response and Telephone Transfers
--------------------------------------------------------------------------------

  You may transfer your contract value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response ("IVR") or telephone. The Company may discontinue any of these options and may provide other options at any time.

  Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

  We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

  Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the contract value among one or more investment options subject to the requirement to participate in an approved asset allocation program for the Optional Benefits other than Phoenix Income Protector. A transfer from an investment option will result in the redemption of accumulation units and, if another investment option is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of notice of election in a form satisfactory to us. A transfer among investment options does not automatically change the payment allocation schedule of your contract.

  You may also request transfers and changes in payment allocations among available investment options by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date, or by writing to the address listed on the first page of this prospectus. You may permit your registered representative to submit transfer requests on your behalf. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfer and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer and allocation change privileges may be modified or terminated at any time on a case by case basis. In particular, during times of extreme market volatility, transfer privileges may be difficult to exercise. In such cases you should submit written instructions. If you have authorized your registered representative to make transfers on our behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

  No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. We do not charge for transfers at this time. However, we reserve the right to charge a fee of $20 for each transfer after your first 12 transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the 12 transfer limit.

Market Timing and Other Disruptive Trading
--------------------------------------------------------------------------------

  We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be "Disruptive Trading", as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes "Disruptive Trading" that may disadvantage or potentially harm the rights or interests of other policy owners.

  "Disruptive Trading" includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

.. dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

.. an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

..  increased brokerage and administrative expenses.

  To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

  Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

.. limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

.. restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

.. require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

.. implement and administer redemption fees imposed by one or more of the underlying funds, or

..  impose other limitations or restrictions.

  Currently, we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

  Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

  Currently, we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

  We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

  We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

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  We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

  Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

  We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

  We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period
--------------------------------------------------------------------------------

  The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments
  Annuity payments will begin on the contract's maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a fixed payment annuity is selected. If you have not selected an annuity payment option by the maturity date, the default is Annuity Payment Option I--Variable Life Annuity with 10-Year Period Certain. For more information, see "Annuity Payment Options."

  If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

  Your contract specifies a maturity date at the time of its issuance. However, you may subsequently elect a different maturity date. The maturity date may not be earlier than the first contract anniversary. The latest maturity date is the contract anniversary nearest the annuitant's 95/th/ birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1/st/ of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity ("IRA").

  The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If you do not elect a maturity date, which is different from the provisional maturity date, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity ("TSA"), a Keogh Plan or an IRA plan. For more information, see "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

Annuity Payment Options
  Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option
I) as described below. Instead of Option I, you may, by sending a written request to our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. After the first annuity payment, you may not change the elected annuity payment option.

  With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the accumulation units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each investment option to which annuity units are credited.

  The initial annuity payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at

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the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K are described in more detail below and in the contract and in the SAI.

  The level of annuity payments payable under the following annuity payment options is based upon the annuity payment option selected. In addition, factors such as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will effect the level of annuity payments. The longer the duration, and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value as of the payment calculation date by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

  We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. For more information, see "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

  The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the annuity payment options. However, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A--Life Annuity with Specified Period Certain
  A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

Option B--Non-Refund Life Annuity
  A fixed payout annuity payable monthly while the annuitant is living. No income is payable after the death of the annuitant.

Option C--[Reserved]

Option D--Joint and Survivorship Life Annuity
  A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option E--Installment Refund Life Annuity
  A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

Option F--Joint and Survivorship Life Annuity with 10-Year
Period Certain
  A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option G--Payments for Specified Period
  A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

Option H--Payments of Specified Amount
  Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

Option I--Variable Life Annuity with 10-Year Period Certain
  A variable payout annuity payable monthly while the Annuitant is living or, if later, for 10 years. If the beneficiary of any death benefits payable under this contract elects this option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

Option J--Joint Survivorship Variable Life Annuity with 10-Year Period Certain
  A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

Option K--Variable Annuity for a Specified Period
  A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this option, the period selected by the beneficiary may not extend beyond the

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life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each investment option and affect the amount of future payments. For details, see "Variable Annuity Payments" and the "Calculation of Annuity Payments" in the SAI.

Option L--Variable Life Expectancy Annuity
  This option provides a variable income which is payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the contract value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining contract value will be paid in a lump sum to the beneficiary.

Option M--Unit Refund Variable Life Annuity
  This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each investment option multiplied by the current annuity unit value for that investment option. The number of remaining annuity units for each investment option will be calculated as follows:

1.the net amount in the investment option applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus

2.the sum of the annuity units released from the investment option to make the payments under this option.

  You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

Option N--Variable Non-Refund Life Annuity
  A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Other Options and Rates
  We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions
  Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

  Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

  Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn.

  If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

  Currently, transfers between investment options are available for amounts allocated to any of the variable annuity payment options except Option M.

Payment Upon Death After Maturity Date
  If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

  If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

  For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

Variable Account Valuation Procedures
--------------------------------------------------------------------------------

Valuation Date
  A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.the NYSE is closed or may have closed early;

2.the SEC has determined that a state of emergency exists; or

3.on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

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  The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period
  Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

Accumulation Unit Value
  The value of one accumulation unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that investment option.

Net Investment Factor
  The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk fees and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Miscellaneous Provisions
--------------------------------------------------------------------------------

Assignment
  Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Annuity Operations Division.

  A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see "Surrenders or Withdrawals Prior to the Contract Maturity Date." Transfer of ownership will nullify the original death benefit option and the death benefit option will become Death Benefit Option 1.

  In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral
  Payment of the Contract Value, attributable to the Separate Account, in a single sum upon a death claim, withdrawal or full surrender of the contract will ordinarily be made within at least 7 days after receipt of the written documentation in good order. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the fund is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a contract owner's ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Free Look Period
  You have the right to review and return the Contract. If for any reason you are not satisfied, you may return it within 10 days (or later, if applicable law requires) after you receive it and cancel the Contract. You will receive in cash the Contract Value plus any charges made under the Contract as of the date of cancellation. However, if applicable state law requires a return of premium payments, we will return the greater of premium payments less any withdrawals or the Contract Value.

Amendments to Contracts
  Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares
  If, in the judgment of Phoenix's management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another investment option for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

Ownership of the Contract
  Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights

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under the contract. However, the owner may be an individual or entity other than the annuitant. More than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

Community and Marital Property States
  If the Contract Owner resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The Contract Owner should consult with legal counsel regarding this designation. Should spousal consent be required, We will not be liable for any consequences resulting from the failure of the Contract Owner to obtain proper consent.

Federal Income Taxes
--------------------------------------------------------------------------------

Introduction
  The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("qualified plans") or Individual Retirement Annuities
(IRAs) under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate impact of federal income taxes on the amounts held under a contract, premiums paid for the contract, payments received under the contract and on the economic benefits to the policyholder, annuitant or beneficiary depends on our income tax status, on the type of retirement plan (if any) for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

  The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of annuity contracts and IRAs; if enacted, these changes could be retroactive. At this time, we do not have any specific information about any pending proposals that could affect this contract. We reserve the right to make changes to the contract to assure that it continues to qualify as an annuity for federal income tax purposes. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

  Note on Terminology: The Internal Revenue Code uses the term "policyholder", in describing the owner of an Annuity. This section will follow the Internal Revenue Code terminology in describing specific provisions of the Code.

Income Tax Status
  We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the "regulated investment company" provisions (Subchapter M) of the Code.

  Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General--Nonqualified Plans
  Code section 72 governs taxation of annuities. In general, a policyholder (Contract owner) is not taxed on increases in value of the units held under a contract until a distribution is made. However, in certain cases, the increase in value may be subject to tax currently. See "Contracts Owned by Non-Natural Persons," "Owner Control" and "Diversification Standards" below.

  The policyholder may elect one of the available death benefit guarantees under the contract. One or more of the options available may, in some cases, exceed the greater of the sum of premium payments or the Contract Value. The IRS may take the position with respect to these death benefit guarantees that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchase payments for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit guarantee under this contract or any amendments, benefits or endorsements to the contract.

Surrenders or Withdrawals Prior to the Contract
Maturity Date
  Code section 72 provides that a withdrawal or surrender of the contract prior to the contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of contract purchase payments (premiums) that have not been excluded

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from the policyholder's gross income ("after-tax monies"). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the "investment in the contract" on account of a withdrawal or surrender of a contract. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract.

Surrenders or Withdrawals On or After the Contract
Maturity Date
  Upon receipt of a lump sum payment under the contract, the policyholder is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

  For amounts received as an annuity, which are amounts payable at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

  Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

  Withholding of federal income taxes on all distributions may be required unless the policyholder properly elects not to have any amounts withheld and notifies our Operations Division of that election on the required forms and under the required certifications. Certain policyholders cannot make this election.

Penalty Tax on Certain Surrenders and Withdrawals-- Nonqualified Contracts
  Amounts surrendered, withdrawn or distributed before the policyholder/taxpayer reaches age 591/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the policyholder (or where the holder is not an individual, the death of the "primary Annuitant," defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code section 72(m)(7); (iii) which are part of a Series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982;
(vi) under a qualified funding asset (as defined in Code section 130(d)); (vii) under an immediate annuity contract (as defined in Code section 72(u)(4)); or
(viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty.

  Separate tax withdrawal penalties apply to qualified plans and IRAs. See "Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs."

Additional Considerations

Distribution-at-Death Rules
  For a contract issued other than in connection with a qualified plan or an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the policyholder dies on or after the contract Maturity Date, and before the entire interest in the contract has been distributed, the remainder of the policyholder's interest will be distributed at least as rapidly as the method in effect on the policyholder's death; and (b) if a policyholder dies before the contract Maturity Date, the policyholder's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the policyholder's date of death. If the beneficiary is the spouse of the holder, the contract may be continued in the name of the spouse as holder. Similar distribution requirements apply to annuity contracts under qualified plans and IRAs.

  If the primary Annuitant, which is not the policyholder, dies before the Maturity Date, the owner will become the Annuitant unless the owner appoints another Annuitant. If the policyholder is not an individual, the death of the primary Annuitant is treated as the death of the holder. When the holder is not an individual, a change in the primary Annuitant is treated as the death of the holder.

  If the policyholder dies on or after the Maturity Date, the remaining payments, if any, under an Annuity Payment Option must be made at least as rapidly as under the method of distribution in effect at the time of death.

  Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of

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payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes and state income taxes may also apply.

Transfer of Annuity Contracts
  Transfers of contracts for less than full and adequate consideration at the time of such transfer will trigger taxable income on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the policyholder's income. This provision does not apply to transfers between spouses or transfers incident to a divorce.

Contracts Owned by Non-Natural Persons
  If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges
  Code section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the policyholder by the original insurer and then transmitted from the policyholder to the new insurer. For IRA and qualified plan contracts, the proceeds can be transmitted through the policyholder if specific conditions are met. Exchanges are permitted of the entire contract or a portion of the contract. Policyholders contemplating exchanges under Code section 1035 should consult their tax and/or legal advisors.

Multiple Contracts
  Code section 72(e)(12)(A)(ii) provides that for purposes of determining the amount of any distribution under Code section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer (or affiliate) to the same policyholder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract Maturity Date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

Diversification Standards

Diversification Regulations
  Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

..  55% in any 1 investment
..  70% in any 2 investments
..  80% in any 3 investments
..  90% in any 4 investments

  A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the Separate Account, and each Series of the funds are tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

  We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Owner Control
  The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much "investor control" of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned.

  In 2003, formal guidance (Revenue Ruling 2003-91) was issued that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

  The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholder could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to

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cause the policyholder to be treated as the owner of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholder and us regarding the availability of a particular investment option and, other than the policyholder's right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

  At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should there been additional rules or regulations on this issue, including limitations on the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.

Diversification Regulations and Qualified Plans
  Code section 817(h) applies to a variable annuity contract other than a pension plan contract. All of the qualified plans, including IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for nonqualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General--Qualified Plans
  Code section 817(h) applies to a variable annuity contract other than a pension plan contract. All of the qualified plans, including IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for nonqualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General--Qualified Plans and IRAs
  The contracts may be used with several types of IRAs and qualified plans including: Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Roth 403(b) contracts, Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans. For purposes of this discussion, all will be treated as qualified plans. The specific tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. We reserve the right at any time to discontinue the availability of this contract for use with some of all of these qualified plans. Participants under such qualified plans as well as policyholders, annuitants and beneficiaries, are reminded that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. Federal or state requirements, including ERISA, may impact the person entitled to death benefits under the contract. Consequently, a policyholder's named beneficiary designation or elected annuity payment option may not be enforceable.

  The owner of the contract may elect one of the available death benefit guarantees under the contract. We are of the opinion that the death benefit guarantees available under the contract are part of the annuity contract. One or more of the death benefit guarantees available may exceed the greater of the sum of premium payments or the Contract Value. The contract and its amendments, benefits or endorsements (together referred to herein as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not issued formal guidance concerning whether any particular death benefit option such as those available under the contract complies with the qualification requirements for an IRA or any other qualified plan.

  There is a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes. While we regard the death benefit guarantees available under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

  Certain death benefit guarantees may be purchased under the contract. IRAs and other qualified contracts generally may not invest in life insurance contracts. There is a risk that IRS may consider these death benefit guarantees "incidental death benefits." There is a limit on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the Code provides that the assets of an IRA may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or Contract Value.

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This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

  Distributions from qualified plans eligible to be rolled over to new contracts but which are paid to the policyholder directly generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided if the policyholder arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

  The mandatory withholding rules apply to all taxable distributions from qualified plans except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions). The mandatory withholding rules do not apply to IRAs, however, a distribution from an IRA is taxable unless the IRA funds are reinvested in another IRA within a statutory time of 60 days.

  The contracts sold by us in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.

  There are numerous income tax rules governing qualified plans, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

Tax Sheltered Annuities ("TSAs"), Tax Deferred Annuities ("TDAs), Section 403(b)
  Code section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

  Code section 403(b)(11) imposes certain restrictions on a policyholder's ability to make withdrawals from, or surrenders of, Code section 403(b) Contracts. Specifically, Code section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 591/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract. Code section 403(b)(11), applies only with respect to distributions from Code section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

  In addition, in order for certain types of contributions under a Code section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract. If certain contractual requirements are met, loans may be made available under Internal Revenue Code section 403(b) tax-sheltered annuity programs. A loan from a participant's Contract Value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not the responsibility of the contract issuer such as PHL Variable to monitor compliance with these requirements. If a loan is desired, the policyholder must follow the requirement set forth by the employer and we must receive consent by the employer to process the loan.

  If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any withdrawal charge; and (b) 50% of the Contract Value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under section 72(p) of the Code. Amounts borrowed from a Market Value Adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.

  Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to us.

  Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant's most recent premium payments allocation on file with us, except that no amount will be transferred to the MVA.

  Under Code section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will

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be deemed a distribution for income tax purposes, and will be reported as such pursuant to Internal Revenue Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

  As of January 1, 2009, there are new regulations impacting section 403(b) plans, including the requirement that the employer have a written Plan and that the Plan indicate the identity of the providers permitted under the Plan. We are not administrators of section 403(b) Plans; we are providers of annuity contracts authorized under specific Plans. We will exchange required information with the employer and/or authorized plan administrator, upon request.

Keogh Plans
  The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

Individual Retirement Annuities
  Various sections of the Code permit eligible individuals to contribute to individual retirement programs known as "Traditional IRAs", "Roth IRAs", "SEP IRA", "SARSEP IRA", "SIMPLE IRA", and "Deemed IRAs". Each of these different types of IRAs is subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements.

   Corporate Pension and Profit-Sharing Plans
  Code section 401(a) permits corporate employers to establish various types of retirement plans for employees.

  These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations
  Code section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the policyholder is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs
  In the case of a withdrawal under a qualified plan or IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's after-tax cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. For many qualified plans, the individual will have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the policyholder, withdrawals are received without tax.

  Code section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401, Section 403(b) Contracts, (and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution.

  To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan; no tax penalty will be imposed. As of January, 2009, the tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the policyholder or Annuitant (as applicable) reaches age 591/2; (b) distributions following the death or disability of the policyholder or Annuitant (as applicable) (for this purpose disability is as defined in section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the policyholder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such policyholder or Annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a policyholder or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the policyholder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code section 213 to the policyholder or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order;

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(g) distributions from an IRA for the purchase of medical insurance (as described in section 213(d)(1)(D) of the Code) for the policyholder and spouse and dependents if the certain conditions are met; (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the policyholder, spouse, children or grandchildren; and (i) distributions from retirement plans to individuals called to active military. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received from a qualified plan or IRA without tax penalty.

  Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 701/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a Traditional or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. This commencement date is referred to as the "required beginning date." Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

  The amount that must be distributed is based on Code rules relating to "Required Minimum Distributions." This RMD takes into consideration the individual's age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

  An individual is required to take distributions from all of his or her retirement accounts; however, if the individual has two or more accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has a traditional IRA and a section 403(b) contract, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two contracts.

  We are required to file an information return to the IRS, with a copy to the participant, of the total account value of each account. This information return will also indicate if RMDs are required to be taken.

  In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

  Under the after-death RMD rules, if the original policyholder died prior to the required beginning date, and designated a contract beneficiary, then the full account value must be distributed either by the end of the fifth calendar year after the year of the owner's death or over a period of no longer than the life expectancy of the oldest individual beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death. If the owner did not name a contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner's estate), then the life expectancy payouts are not permitted and only the five-year rule is permitted.

  If the policyholder died after the required beginning date and designed a contract beneficiary, then the maximum payout period is the longer of the life expectancy of the named beneficiary or the remaining life expectancy of the original policyholder. If there was no named contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner's estate), then the only payment permitted is based on the remaining life expectancy of the original policyholder.

  In all cases, if the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date.

  For 2009 only, the obligation to take an RMD from a contract was suspended. Thus, no RMD is required in connection with 2009. There are no modifications to the RMD obligations for any other year, although legislation may be enacted which would impact RMDs for years other than 2009.

Withholding and Information Reporting
  We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

  In addition to information reporting, we are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens.

  You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

  In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. See Rev. Rul. 2004-74, 2004-31 I.R.B. 109. This ruling is also understood to apply to other nonresident alien policyholders. Although the ruling was directed at a life insurance policy, it may also apply to an annuity contract.

   Spousal Definition
  Federal law requires that under the Internal Revenue Code, the special provisions relating to a "spouse" relate only to persons considered as spouses under the Defense of Marriage Act (DOMA), Pub. L. 104-199. Under this Act, a spouse must be a man or a woman legally joined. Individuals married under State or foreign laws that permit a marriage between two men or two women are not spouses for purposes of the Internal Revenue Code. Individuals participating in a civil union or other like status are not spouses for purposes of the Internal Revenue Code.

Seek Tax Advice
  The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Policyholder considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan or IRA.

Sales of Variable Accumulation Contracts
--------------------------------------------------------------------------------

  Phoenix has designated Phoenix Equity Planning Corporation ("PEPCO") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the Phoenix, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Phoenix and its affiliated companies. Phoenix reimburses PEPCO for expenses PEPCO incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). PEPCO does not retain any fees under the Contracts; however, PEPCO may receive 12b-1 fees from the underlying funds.

  PEPCO's principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462 . PEPCO is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, or ("FINRA") (formerly known as the National Association of Securities Dealers, Inc. or NASD).

  PEPCO and Phoenix enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of Phoenix under applicable state insurance law and must be licensed to sell variable insurance products. Phoenix intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

Compensation
  Broker-dealers who have selling agreements with PEPCO and Phoenix are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

  We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker- dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments if up-front compensation is paid to registered representatives) and up to 2.5% annually of contract value (if asset based compensation is paid).

  To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

  This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits Phoenix may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. Phoenix may also pay for sales and distribution expenses out of any payments Phoenix or PEPCO may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a surrender charge, proceeds from this charge may be used to reimburse

Phoenix for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

  We have unique arrangements for compensation with select broker-dealer firms based on the firm's aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

  Phoenix and PEPCO have also entered into so-called preferred distribution arrangements with certain broker-dealer firms. These arrangements have sometimes been called "shelf space" arrangements. Under these arrangements, Phoenix and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Phoenix's products. The payments are made from the Company's general assets and they may be significant. The broker-dealer may realize a profit on these payments. These services may include providing Phoenix with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing Phoenix's products. Any such compensation payable to a broker-dealer firm will be made by PEPCO or Phoenix out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor Phoenix's products. Phoenix and PEPCO currently have preferred distribution arrangements Summit Brokerage Services, Investacorp Inc. and CFD Investments. We may periodically establish compensation specials whereby we pay a higher amount for sales of a contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect.


Servicing Agent
--------------------------------------------------------------------------------

  The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Annuity Operations Division, PO Box 8027, Boston, MA 02266-8027. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The total administrative service fees paid by the fund for the last three fiscal years were based on a percentage of the Fund's average daily net assets as follows:



 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2006                               $1.7 Million
 -----------------------------------------------------------------------------
                 2007                               $1.7 Million
 -----------------------------------------------------------------------------
                 2008                               $1.3 Million
 -----------------------------------------------------------------------------



  For 2009, there was a change in the fee structure and The Phoenix Edge Series Fund will reimburse Phoenix Life Insurance Company a flat fee rate of $1.6 million, which will be paid on a weighted average basis based on the net asset value of each Fund.

State Regulation
--------------------------------------------------------------------------------

  We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do an insurance business.

  State regulation of Phoenix includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.


Reports
--------------------------------------------------------------------------------

  Reports showing the contract value will be furnished to you at least annually.


Voting Rights
--------------------------------------------------------------------------------

  As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contractowners controlling the vote.

  In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.


  Matters on which owners may give voting instructions include the following:
(1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected investment option(s);

(4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

  The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

The Phoenix Companies, Inc. - Legal Proceedings about Company Subsidiaries
--------------------------------------------------------------------------------

  We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

  State regulatory bodies, the SEC, the Financial Industry Regulatory Authority ("FINRA"), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

  For example, in fourth quarter of 2008, the New York State Insurance Department completed the on-site portion and initiated the off-site portion of its routine quinquennial financial and market conduct exam of Phoenix Life and its New York domiciled life insurance subsidiary for the five year period ending December 31, 2007.

  Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.


SAI Table of Contents
--------------------------------------------------------------------------------

  The SAI contains more specific information and financial statements relating to the Separate Account and Phoenix. The Table of Contents of the SAI is set forth below:

..  Phoenix Life Insurance Company
..  Underwriter
..  Services
..  Performance History
..  Calculation of Yield and Return
..  Calculation of Annuity Payments
..  Experts
..  Separate Account Financial Statements
..  Company Financial Statements

  Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A - Investment Options
--------------------------------------------------------------------------------

  Please note that not all funds listed here may be offered with this product. Please refer to page one of this prospectus for a list of the funds offered with this product.


                     Fund Name                                         Investment Objective
AIM V.I. Capital Appreciation Fund                    Growth of capital














--------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund /1, 3/                      Growth of capital














--------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund /1, 3/              Long term growth of capital














--------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio /1, 3/  Long term capital appreciation
--------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy        To maximize total return consistent with the Adviser's
Portfolio                                             determination of reasonable risk
--------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Strategy    Long-term growth of capital
Portfolio
--------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                              Seeks to replicate, as closely as possible, before the
                                                      deduction of expenses, the performance of the
                                                      Standard & Poor's 500 Composite Stock Price Index,
                                                      which emphasizes stocks of large U.S. companies
--------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP                               Seeks to replicate, as closely as possible, before the
                                                      deduction of expenses, the performance of the
                                                      Russell 2000(R) Index, which emphasizes stocks of
                                                      small US companies
--------------------------------------------------------------------------------------------------------------

                     Fund Name                              Investment Advisor / Subadvisor
AIM V.I. Capital Appreciation Fund                    Invesco Aim Advisors, Inc.
                                                       Subadvisor(s): Invesco Trimark Ltd.;
                                                        Invesco Global Asset Management
                                                        (N.A.), Inc.;
                                                        Invesco Institutional (N.A.), Inc.;
                                                        Invesco Senior Secured
                                                        Management, Inc.;
                                                        Invesco Hong Kong Limited;
                                                        Invesco Asset Management
                                                        Limited;
                                                        Invesco Asset Management
                                                        (Japan) Limited;
                                                        Invesco Asset Management
                                                        Deutschland, GmbH; and
                                                        Invesco Australia Limited
---------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund /1, 3/                      Invesco Aim Advisors, Inc.
                                                       Subadvisor(s): Invesco Trimark Ltd.;
                                                        Invesco Global Asset Management
                                                        (N.A.), Inc.;
                                                        Invesco Institutional (N.A.), Inc.;
                                                        Invesco Senior Secured
                                                        Management, Inc.;
                                                        Invesco Hong Kong Limited;
                                                        Invesco Asset Management
                                                        Limited;
                                                        Invesco Asset Management
                                                        (Japan) Limited;
                                                        Invesco Asset Management
                                                        Deutschland, GmbH; and
                                                        Invesco Australia Limited
---------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund /1, 3/              Invesco Aim Advisors, Inc.
                                                       Subadvisor(s): Invesco Trimark Ltd.;
                                                        Invesco Global Asset Management
                                                        (N.A.), Inc.;
                                                        Invesco Institutional (N.A.), Inc.;
                                                        Invesco Senior Secured
                                                        Management, Inc.;
                                                        Invesco Hong Kong Limited;
                                                        Invesco Asset Management
                                                        Limited;
                                                        Invesco Asset Management
                                                        (Japan) Limited;
                                                        Invesco Asset Management
                                                        Deutschland, GmbH; and
                                                        Invesco Australia Limited
---------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio /1, 3/  Fred Alger Management, Inc.
---------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy        AllianceBernstein L.P.
Portfolio
---------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Strategy    AllianceBernstein L.P.
Portfolio
---------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                              Deutsche Investment Management Americas Inc.
                                                       Subadvisor: Northern Trust Investments, N.A


---------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP                               Deutsche Investment Management Americas Inc.
                                                       Subadvisor: Northern Trust Investments, N.A


---------------------------------------------------------------------------------------------------


                         Fund Name                                            Investment Objective
Federated Fund for U.S. Government Securities II             Current income by investing primarily in U.S.
                                                             government securities and U.S Treasury and agency
                                                             debenture securities
----------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                           High current income by investing in high yield, lower
                                                             rated corporate bonds
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                         Long-term capital appreciation
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio                  Capital growth
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                Capital appreciation
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio                 As high a level of current income as is consistent with
                                                             the preservation of capital

----------------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund                     Capital appreciation
----------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                              Maximize income while maintaining prospects for
                                                             capital appreciation
----------------------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio /1, 3, 4/  Long term capital appreciation
----------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                         High current income and the opportunity for capital
                                                             appreciation to produce a high total return
----------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                      Long-term growth of capital and income without
                                                             excessive fluctuations in market value
----------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                          Capital appreciation through investments, primarily in
                                                             equity securities which are believed to be undervalued
                                                             in the marketplace
----------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                Capital appreciation with income as a secondary goal
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio              Long term capital growth

----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio                      Long term growth of capital; current income is a
                                                             secondary goal
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA                     Capital appreciation by investing in securities of well-
                                                             known, established companies
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                        Long-term capital appreciation by investing in
                                                             securities of foreign insurers, "growth-type"
                                                             companies, cyclical industries and special situations
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA                    Capital appreciation
----------------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                Intermediate and long-term capital appreciation with
                                                             income as a secondary consideration
----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive          Long-term capital growth
Growth
----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth              Long-term capital growth with current income as a
                                                             secondary consideration
----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate            Current income with capital growth as a secondary
                                                             consideration
----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate            Long-term capital growth and current income with a
Growth                                                       greater emphasis on capital growth
----------------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                             Capital appreciation and current income.

----------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                Capital appreciation

----------------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                  As high a level of current income as is consistent with
                                                             the preservation of capital and maintenance of
                                                             liquidity
----------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                     Long-term total return

----------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                  High current income while attempting to limit
                                                             changes in the series' net asset value per share
                                                             caused by interest rate changes
----------------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                              Long-term capital growth
(previously known as Phoenix-Alger Small-Cap
Growth Series)
----------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                          High total return over an extended period of time
                                                             consistent with prudent investment risk


----------------------------------------------------------------------------------------------------------------------

                         Fund Name                                     Investment Advisor / Subadvisor
Federated Fund for U.S. Government Securities II             Federated Investment Management Company


-----------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                           Federated Investment Management Company

-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                         Fidelity Management and Research Company
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio                  Fidelity Management and Research Company
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                Fidelity Management and Research Company
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio                 Fidelity Management and Research Company
                                                              Subadvisor: Fidelity Investments Money
                                                               Management, Inc.
-----------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund                     Franklin Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                              Franklin Advisers, Inc.

-----------------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio /1, 3, 4/  Lazard Asset Management LLC
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                         Lord, Abbett & Co. LLC

-----------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                      Lord, Abbett & Co. LLC

-----------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                          Lord, Abbett & Co. LLC


-----------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                Franklin Mutual Advisers, LLC
-----------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio              Neuberger Berman Management LLC
                                                              Subadvisor: Neuberger Berman, LLC
-----------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio                      Neuberger Berman Management LLC
                                                              Subadvisor: Neuberger Berman, LLC
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA                     OppenheimerFunds, Inc.

-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                        OppenheimerFunds, Inc.


-----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA                    OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Neuberger Berman Management LLC
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive          Phoenix Variable Advisors, Inc. Limited Services
Growth                                                        Subadvisor: Ibbotson Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth              Phoenix Variable Advisors, Inc. Limited Services
                                                              Subadvisor: Ibbotson Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate            Phoenix Variable Advisors, Inc. Limited Services
                                                              Subadvisor: Ibbotson Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate            Phoenix Variable Advisors, Inc. Limited Services
Growth                                                        Subadvisor: Ibbotson Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                             Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Virtus Investment Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Neuberger Berman Management, LLC
-----------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                  Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Goodwin Capital Advisers, Inc.

-----------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                     Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Goodwin Capital Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                  Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Goodwin Capital Advisers, Inc.

-----------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                              Phoenix Variable Advisors, Inc.
(previously known as Phoenix-Alger Small-Cap                  Subadvisor: Neuberger Berman Management LLC
Growth Series)
-----------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                          Phoenix Variable Advisors, Inc.
                                                              Subadvisors: Goodwin Capital Advisers, Inc. (fixed
                                                               income portion) Virtus Investment
                                                               Advisers, Inc. (equity portion)
-----------------------------------------------------------------------------------------------------------------


                       Fund Name                                          Investment Objective
Phoenix-Aberdeen International Series                    High total return consistent with reasonable risk

------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series      Capital appreciation and income with approximately
                                                         equal emphasis

------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Value Series /5/                         Long-term growth of capital.

------------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Value Series /5/                       Long-term growth of capital by investing primarily in
                                                         small-capitalization stocks that appear to be
                                                         undervalued.
------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                       Long-term capital appreciation with current income
                                                         as a secondary consideration

------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series               High total return


------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio         Seeks maximum real return consistent with prudent
                                                         investment management
------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                              Seeks maximum real return, consistent with
                                                         preservation of real capital and prudent investment
                                                         management
------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                             Seeks maximum total return, consistent with
                                                         preservation of capital and prudent investment
                                                         management
------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond        Seeks to provide total returns that inversely correlate
Strategy Fund /1, 3/                                     to the price movements of a benchmark for U.S.
                                                         Treasury debt instruments or futures contract on a
                                                         specified debt instrument. The Fund's current
                                                         benchmark is the inverse of the daily price movement
                                                         of the Long Treasury Bond.
------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund /1, 3/                    Seeks to provide investment results that match the
                                                         performance of its benchmark on a daily basis. The
                                                         Fund's current benchmark is 150% of the
                                                         performance of the S&P 500 Index
------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust All-Cap Opportunity Fund /1, 3, 5/  Seeks long-term capital appreciation
(previously known as Rydex Variable Trust Sector
Rotation Fund)
------------------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                               Seeks a combination of growth of capital and current
                                                         income, with relatively low risk and relatively low
                                                         fluctuations in value
------------------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                                   Seeks high current income while seeking to control
                                                         risk
------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                           Seeks a combination of growth of capital, current
                                                         income, growth of income and relatively low risk as
                                                         compared with the stock market as a whole
------------------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                         Seeks growth of capital
------------------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                          Seeks growth of capital
------------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                    Seeks investment results that correspond to the total
                                                         return performance of U.S. common stock, as
                                                         represented by the S&P MidCap 400 Index
------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund             Long-term capital appreciation
------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                        Long-term capital growth
------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund /2, 3/            High total return
------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                         Long-term capital growth
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio               Capital appreciation and current income
------------------------------------------------------------------------------------------------------------------
Wanger International Select                              Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
Wanger International (previously known as Wanger         Long-term growth of capital
International Small Cap)
------------------------------------------------------------------------------------------------------------------
Wanger Select                                            Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
Wanger USA (previously known as Wanger U.S.              Long-term growth of capital
Smaller Companies)
------------------------------------------------------------------------------------------------------------------

                       Fund Name                                Investment Advisor / Subadvisor
Phoenix-Aberdeen International Series                    Phoenix Variable Advisors, Inc.
                                                          Subadvisor: Aberdeen Asset Management Inc.
-------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series      Phoenix Variable Advisors, Inc.
                                                          Subadvisor: Duff & Phelps Investment
                                                           Management Company
-------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Value Series /5/                         Phoenix Variable Advisors, Inc.
                                                          Subadvisor: Westwood Management Corp.
-------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Value Series /5/                       Phoenix Variable Advisors, Inc.
                                                          Subadvisor: Westwood Management Corp.

-------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                       Phoenix Variable Advisors, Inc.
                                                          Subadvisor: Morgan Stanley Investment
                                                           Management Inc., d/b/a Van Kampen
-------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series               Phoenix Variable Advisors, Inc.
                                                          Subadvisor: Morgan Stanley Investment
                                                           Management Inc., d/b/a Van Kampen
-------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio         Pacific Investment Management Company LLC

-------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                              Pacific Investment Management Company LLC


-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                             Pacific Investment Management Company LLC


-------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond        Rydex Investments
Strategy Fund /1, 3/




-------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund /1, 3/                    Rydex Investments



-------------------------------------------------------------------------------------------------------
Rydex Variable Trust All-Cap Opportunity Fund /1, 3, 5/  Rydex Investments
(previously known as Rydex Variable Trust Sector
Rotation Fund)
-------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                               Sentinel Asset Management, Inc.


-------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                                   Sentinel Asset Management, Inc.

-------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                           Sentinel Asset Management, Inc.


-------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                         Sentinel Asset Management, Inc.
-------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                          Sentinel Asset Management, Inc.
-------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                    Calvert Asset Management Company, Inc.
                                                          Subadvisor: Summit Investment Partners, Inc.

-------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund             Templeton Asset Management Ltd.
-------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                        Templeton Investment Counsel, LLC
-------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund /2, 3/            Templeton Investment Counsel, LLC
-------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                         Templeton Global Advisors Limited
-------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio               Morgan Stanley Investment Management Inc.
-------------------------------------------------------------------------------------------------------
Wanger International Select                              Columbia Wanger Asset Management, L.P.
-------------------------------------------------------------------------------------------------------
Wanger International (previously known as Wanger         Columbia Wanger Asset Management, L.P.
International Small Cap)
-------------------------------------------------------------------------------------------------------
Wanger Select                                            Columbia Wanger Asset Management, L.P.
-------------------------------------------------------------------------------------------------------
Wanger USA (previously known as Wanger U.S.              Columbia Wanger Asset Management, L.P.
Smaller Companies)
-------------------------------------------------------------------------------------------------------

-----------------

/1/ This fund is closed to new investors on May 1, 2006.

/2/ This fund is closed to new investors on October 29, 2001.

/3/ Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule;
    (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

/4/ Effective June 1, 2009 to be known as Lazard Retirement U.S. Small-Mid Cap
    Equity Portfolio.

/5/ Name change effective May 1, 2009.

APPENDIX B - Deductions for Taxes - Qualified and Nonqualified Annuity Contracts
--------------------------------------------------------------------------------

                                  Upon           Upon
State                        Premium Payment Annuitization Nonqualified Qualified
-----                        --------------- ------------- ------------ ---------
California..................                       X           2.35%      0.50%

Florida.....................                       X           1.00       1.00

Maine.......................        X                          2.00

Nevada......................                       X           3.50

South Dakota................        X                          1.25/1/

Texas.......................                       X           0.04/2/    0.04

West Virginia...............                       X           1.00       1.00

Wyoming.....................                       X           1.00

Commonwealth of Puerto Rico.                       X           1.00       1.00

NOTE:The above tax deduction rates are as of January 1, 2009. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

     For a more detailed explanation of the assessment of taxes, see "Deductions and Charges--Tax."

-----------------

/1/ South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.

/2/ Texas charges an insurance department "maintenance fee" of .04% on annuity considerations, but the department allows this to be paid upon annuitization.

APPENDIX C - Financial Highlights
--------------------------------------------------------------------------------

  The following tables give the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling 800/541-0171 or by writing to:

             Phoenix Life Insurance Company
             Annuity Operations Division
             PO Box 8027
             Boston, MA 02266-8027

Death Benefit Option 1 Contracts

                                   Subaccount Subaccount     Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
               Subaccount          of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        AIM V.I. Mid Cap Core Equity Fund - Series I Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/08 to 12/31/08      $1.270     $0.893         5
        Alger American Capital Appreciation Portfolio - Class O Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/08 to 12/31/08      $2.000     $1.016         5
        From 1/1/05 to 12/31/05      $1.152     $1.297         4
        From 1/1/06 to 12/31/06      $1.297     $1.522         4
        From 1/1/07 to 12/31/07      $1.522     $2.000         4
        From 1/1/08 to 12/31/08      $2.000     $1.080         4
        Federated Fund for U.S. Government Securities II
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/06 to 12/31/06      $1.037     $1.063        40
        From 1/1/07 to 12/31/07      $1.063     $1.111        38
        From 1/1/08 to 12/31/08      $1.111     $1.140        37
        Fidelity(R) VIP Contrafund(R) Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/27/04* to 12/31/04    $2.000     $1.278         4
        From 1/1/05 to 12/31/05      $1.278     $1.469         4
        From 1/1/06 to 12/31/06      $1.469     $1.614         4
        From 1/1/07 to 12/31/07      $1.614     $1.866         9
        From 1/1/08 to 12/31/08      $1.866     $1.053         9
        Fidelity(R) VIP Growth Opportunities Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/06 to 12/31/06      $1.257     $1.302         4
        From 1/1/07 to 12/31/07      $1.302     $1.577         5
        From 1/1/08 to 12/31/08      $1.577     $0.697        19
        Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/26/07 to 12/31/07     $1.000     $1.030         2
        From 1/1/08 to 12/31/08      $1.030     $0.980        31
        Franklin Income Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $1.142     $1.131        188
        From 1/1/08 to 12/31/08      $1.131     $0.783        237
        Lord Abbett Bond Debenture Portfolio - Class VC Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $1.132     $1.145        10
        From 1/1/08 to 12/31/08      $1.145     $0.929        10
        Lord Abbett Growth and Income Portfolio - Class VC Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/15/05* to 12/31/05    $1.000     $1.046         3
        From 1/1/06 to 12/31/06      $1.046     $1.207         7
        From 1/1/07 to 12/31/07      $1.207     $1.229         7
        From 1/1/08 to 12/31/08      $1.229     $0.769         7

*Date subaccount began operations.
+Amount is less than 500 units.

                                   Subaccount Subaccount     Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
               Subaccount          of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Lord Abbett Mid Cap Value Portfolio - Class VC Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $1.138     $1.180         7
        From 1/1/08 to 12/31/08      $1.180     $0.704         7
        Mutual Shares Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/27/04* to 12/31/04    $2.000     $1.242         4
        From 1/1/05 to 12/31/05      $1.242     $1.351         4
        From 1/1/06 to 12/31/06      $1.351     $1.574         4
        From 1/1/07 to 12/31/07      $1.574     $1.602        131
        From 1/1/08 to 12/31/08      $1.602     $0.992        181
        Neuberger Berman AMT Guardian Portfolio - S Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $1.123     $1.111         1
        From 1/1/08 to 12/31/08      $1.111     $0.685         9
        Neuberger Berman AMT Small Cap Growth Portfolio - S Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $0.920     $0.951         4
        From 1/1/08 to 12/31/08      $0.951     $0.566         4
        Oppenheimer Global Securities Fund/VA - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $1.081     $1.108        11
        From 1/1/08 to 12/31/08      $1.108     $0.650        11
        Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $0.996     $0.966         1
        From 1/1/08 to 12/31/08      $0.966     $0.590        11
        Phoenix Capital Growth Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/06 to 12/31/06      $1.136     $1.154         5
        From 1/1/07 to 12/31/07      $1.154     $1.257         5
        From 1/1/08 to 12/31/08      $1.257     $0.733         5
        Phoenix Dynamic Asset Allocation Series: Moderate
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/3/06* to 12/31/06     $1.000     $1.042        99
        From 1/1/07 to 12/31/07      $1.042     $1.107        151
        From 1/1/08 to 12/31/08      $1.107     $0.917        118
        Phoenix Dynamic Asset Allocation Series: Moderate Growth
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/3/06* to 12/31/06     $1.000     $1.072        56
        From 1/1/07 to 12/31/07      $1.072     $1.145        56
        From 1/1/08 to 12/31/08      $1.145     $0.838        88
        Phoenix Growth and Income Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/18/04* to 12/31/04    $2.000     $1.216         4
        From 1/1/05 to 12/31/05      $1.216     $1.254         4
        From 1/1/06 to 12/31/06      $1.254     $1.446         8
        From 1/1/07 to 12/31/07      $1.446     $1.517         8
        From 1/1/08 to 12/31/08      $1.517     $0.972         8
        Phoenix Money Market Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/06 to 12/31/06      $0.997     $1.024        25
        From 1/1/07 to 12/31/07      $1.024     $1.057        25
        From 1/1/08 to 12/31/08      $1.057     $1.063        70
        Phoenix Multi-Sector Fixed Income Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/06 to 12/31/06      $1.113     $1.170        14
        From 1/1/07 to 12/31/07      $1.170     $1.194        15
        From 1/1/08 to 12/31/08      $1.194     $0.964        56

*Date subaccount began operations.
+Amount is less than 500 units.

                                    Subaccount Subaccount     Units
                                    Unit Value Unit Value Outstanding at
                                    Beginning     End     End of Period
               Subaccount           of Period  of Period   (Thousands)
        ----------------------------------------------------------------
        Phoenix-Aberdeen International Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/06 to 12/31/06       $1.635     $2.050          2
        From 1/1/07 to 12/31/07       $2.050     $2.318          3
        From 1/1/08 to 12/31/08       $2.318     $1.392         16
        Phoenix-Duff & Phelps Real Estate Securities Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/07 to 12/31/07       $2.131     $1.965         0+
        From 1/1/08 to 12/31/08       $1.965     $1.220          3
        Phoenix-Sanford Bernstein Mid-Cap Value Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/06 to 12/31/06       $1.510     $1.708          2
        From 1/1/07 to 12/31/07       $1.708     $1.714          2
        From 1/1/08 to 12/31/08       $1.714     $1.089          6
        Phoenix-Sanford Bernstein Small-Cap Value Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/27/04* to 12/31/04     $2.000     $1.481          4
        From 1/1/05 to 12/31/05       $1.481     $1.566          4
        From 1/1/06 to 12/31/06       $1.566     $1.799          4
        From 1/1/07 to 12/31/07       $1.799     $1.733          4
        From 1/1/08 to 12/31/08       $1.733     $1.059          4
        PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/07 to 12/31/07       $1.096     $1.151          1
        From 1/1/08 to 12/31/08       $1.151     $0.636          6
        PIMCO Real Return Portfolio - Advisor Class
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/07 to 12/31/07       $1.115     $1.101         10
        From 1/1/08 to 12/31/08       $1.101     $1.006         10
        Sentinel Variable Products Bond Fund
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 9/7/07 to 12/31/07       $1.000     $1.019          1
        From 1/1/08 to 12/31/08       $1.019     $1.037         30
        Sentinel Variable Products Common Stock Fund
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 9/7/07 to 12/31/07       $1.000     $1.022          4
        From 1/1/08 to 12/31/08       $1.022     $0.673         52
        Sentinel Variable Products Small Company Fund
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 9/7/07 to 12/31/07       $1.000     $1.004          1
        From 1/1/08 to 12/31/08       $1.004     $0.669          5
        Templeton Developing Markets Securities Fund - Class 2
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/07 to 12/31/07       $1.283     $1.350          3
        From 1/1/08 to 12/31/08       $1.350     $0.628          3
        Templeton Growth Securities Fund - Class 2
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/27/04* to 12/31/04     $2.000     $1.316          4
        From 1/1/05 to 12/31/05       $1.316     $1.410          4
        From 1/1/06 to 12/31/06       $1.410     $1.690          4
        From 1/1/07 to 12/31/07       $1.690     $1.702         118
        From 1/1/08 to 12/31/08       $1.702     $0.966         181
        Wanger International
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/07 to 12/31/07       $3.021     $2.931         0+
        From 1/1/08 to 12/31/08       $2.931     $1.569          2
        Wanger USA
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/27/04* to 12/31/04     $2.000     $1.338          4
        From 1/1/05 to 12/31/05       $1.338     $1.464          4
        From 1/1/06 to 12/31/06       $1.464     $1.554          4
        From 1/1/07 to 12/31/07       $1.554     $1.612          4
        From 1/1/08 to 12/31/08       $1.612     $0.957          4

*Date subaccount began operations.
+Amount is less than 500 units.

APPENDIX D - Numerical Examples related to New York GMWB 5/New York GMWB 7
--------------------------------------------------------------------------------

Example 1:

                  Withdrawal Limit Percentage:              5%
                  Initial Premium Payment:           $100,000
                  Benefit Amount on the Rider Date:  $105,000

You make withdrawals equal to the Withdrawal Limit $5,250 (5% x $105,000) each Rider Year for the first seven Rider Years. The last withdrawal reduces the Contract Value to zero. At this point, the remaining Benefit Amount is $68,250 ($105,000 - (7 x $5,250) and the Withdrawal Limit is still $5,250. In the month following the date the Contract Value is reduced to zero, monthly GMWB annuity payments commence, in an amount equal to $437.50 (1/12 x $5,250). These payments will continue for 156 months.

Example 2:

                  Withdrawal Limit Percentage:              7%
                  Initial Premium Payment:           $100,000
                  Benefit Amount on the Rider Date:  $105,000

You make withdrawals equal to the Withdrawal Limit $7,350 (7% x $105,000) each Rider Year for the first seven Rider Years. The last withdrawal reduces the Contract Value to zero. At this point, the remaining Benefit Amount is $53,550 ($105,000 - (7 x $7,350)) and the Withdrawal Limit is still $7,350. In the month following the date the Contract Value is reduced to zero, monthly GMWB annuity payments commence, in an amount equal to $612.50 (1/12 x $7,350). These payments will continue for 88 months.

Example 3:

                  Withdrawal Limit Percentage:              5%
                  Initial Premium Payment:           $100,000
                  Benefit Amount on the Rider Date:  $105,000

The Withdrawal Limit is equal to $5,250 ($105,000 x 5%) on the Rider Date. You make gross withdrawals equal to $10,000 each Rider Year for the first six Rider Years. The Contract Value is less than the Benefit Amount at the time of each withdrawal. Since withdrawals exceed the Withdrawal Limit and the Contract Value is less than the Benefit Amount, the Benefit Amount is set equal to the Contract Value after each withdrawal. Similarly, the Withdrawal Limit is set equal to the 5% of Benefit Amount after each withdrawal.

For example, prior to the first withdrawal, the Contract Value is equal to $89,665. The withdrawal exceeds the Withdrawal Limit and the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal ($105,000). Therefore, the Benefit Amount after the withdrawal is equal to $79,665 ($89,665--$10,000) and the Withdrawal Limit is equal to $3,983 ($79,665
x 5%).

A withdrawal of $3,132 in the seventh Rider Year reduces the Contract Value to zero. This withdrawal exceeds the Withdrawal Limit and reduces the Benefit Amount and Withdrawal Limit to zero.

Example 4:

                  Withdrawal Limit Percentage:              5%
                  Initial Premium Payment:           $100,000
                  Benefit Amount on the Rider Date:  $105,000

You make withdrawals equal to the Withdrawal Limit $5,250 (5% x $105,000) each Rider Year for the first six Rider Years. At this point, the remaining Benefit Amount is $73,500 ($105,000 - (6 x $5,250) and the Withdrawal Limit is still $5,250. You make a Premium Payment of $100,000 at the beginning of the seventh Rider Year. The new Benefit Amount is equal to $176,925 [($100,000 + $100,000 - ($5,250 x 6) x 105%]. The new Withdrawal Limit is equal to $8,846 (5% x $176,925). You make withdrawals equal to $8,846 starting in the eighth Rider Year. A withdrawal of $2,780 reduces the Contract Value to zero in the 15/th/ Rider Year. In the month following the date the Contract Value is reduced to zero, monthly GMWB annuity payments commence, in an amount equal to $737.19 (1/12 x $8,846.25). These payments will continue for 153 months.

* Date investment option began operations.

APPENDIX E - Previously Offered Optional Benefits
--------------------------------------------------------------------------------

Guaranteed Minimum Income Benefit Rider ("GMIB") - prior to July 18, 2005
  If you purchased your GMIB prior to July 18, 2005, the following provisions differ from the current version:

Guaranteed Annuitization Value
  The calculation of the Guaranteed Annuitization Value is based on the older annuitant's 85/th/ birthday.

Guaranteed Annuitization Value Reduction
  A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in Contract Value as a result of the withdrawal.

Guaranteed Minimum Withdrawal Benefit ("GMWB") - Version I - prior to
January 16, 2007
  Version I, issued prior to January 16, 2007, provides a Guaranteed Minimum Withdrawal Benefit that guarantees at least the return of your Contract Value on the date that this rider is added to the contract, plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage. The Benefit Amount Percentage is currently 105%. If your rider was issued on or after November 16, 2005 in states where the rider has been approved, you must annuitize your contract under one of the GMWB Annuity Payment Options described below to receive the benefits provided by this rider.

  Version I offers four options: GMWB 5, GMWB 7, Lifetime GMWB and Lifetime GMWB for 2--Spousal Continuation ("Lifetime GMWB for 2"). GMWB 5 and GMWB 7 are non-lifetime withdrawal benefits; Lifetime GMWB and Lifetime GMWB for 2 are lifetime withdrawal benefits. Version I guarantees withdrawals or payments each year equal to the Withdrawal Limit until we have returned your Contract Value on the rider date, plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage. In addition, if you elect Lifetime GMWB and the owner is alive after we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage, we will continue to make payments each year equal to the Withdrawal Limit until the death of the owner. If you elect Lifetime GMWB for 2 and the owner and/or beneficiary is alive after we have returned your Contract Value on the rider date, plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage, we will continue to make payments each year equal to the Withdrawal Limit until the later of the death of the owner and beneficiary.

  You elect one option of the GMWB on the rider date and this election is irrevocable except as provided in the Optional Reset provision described below. Currently, we only allow you to elect this rider on the Contract Date. Version I can not be terminated except as described below.

  This rider is subject to the following issue age, ownership, and beneficiary limitations, subject to state regulations.

  For the GMWB 5 and GMWB 7 options, for nonqualified plans, the base contract minimum and maximum issue ages apply to this rider. For qualified plans, the base contract minimum issue age applies to this rider and the maximum issue age is 80.

  For the Lifetime GMWB option, there can be only one owner, and the owner must be a natural person. For nonqualified plans, the base contract maximum issue age applies to this rider and the minimum issue age is 60. For qualified plans, the minimum issue age is 60 and the maximum issue age is 80.

  For the Lifetime GMWB for 2 option, there may be one or two owners and both must be natural persons. If there is one owner, the spouse must be sole beneficiary and eligible for spousal continuation of contract. If there are two owners, they must be spouses and eligible for spousal continuation of contract; the same two individuals must be the beneficiaries. For nonqualified plans, the minimum issue age is 65 for the owner and beneficiary and the base contract maximum issue age applies to this rider. For qualified plans, the minimum issue age is 65 for the owner and beneficiary and the maximum issue age is 80 for the owner and beneficiary.

Benefit Amount
  The Benefit Amount is the amount available for withdrawals or payments and is established for the sole purpose of determining the Withdrawal Limit, Benefit Payment and Benefit Payment Duration. It is not used in calculating the surrender value or other values or benefits.

  The Benefit Amount is calculated on the rider date. If the rider is not issued as a result of an Optional Reset, the Benefit Amount is equal to the Contract Value on the rider date multiplied by the Benefit Amount Percentage. The Benefit Amount will change as a result of subsequent premium payments, withdrawals or an Optional Reset as described below.

  The Benefit Amount is recalculated after each subsequent premium payment. The new Benefit Amount is equal to the current Benefit Amount plus the Benefit Amount Percentage multiplied by the subsequent premium payment. If your rider was issued on or after November 16, 2005 in states where the rider has been approved, the new Benefit Amount (calculated as a result of a subsequent premium payment) will never be greater than the Contract Value on the rider date plus total subsequent premium payments less total withdrawals made after the rider date, multiplied by the Benefit Amount Percentage.

  The Benefit Amount is recalculated after each withdrawal. If the Contract Value before the withdrawal is greater than or equal to the Benefit Amount before the withdrawal, the new Benefit Amount is equal to the Benefit Amount before the withdrawal less the amount of the withdrawal. If the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit and if the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal, then the new Benefit Amount is equal to the Contract Value after the withdrawal. The Benefit Amount may never be less than zero.

  Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

Withdrawal Limit
  The Withdrawal Limit is calculated on the rider date and is equal to the initial Benefit Amount multiplied by the Withdrawal Limit Percentage, currently 7% for GMWB 7 and 5% for GMWB 5, Lifetime GMWB and Lifetime GMWB for 2. The Withdrawal Limit will change as a result of subsequent premium payments, withdrawals or an Optional Reset as described below.

  If the sum of all withdrawals in any given rider does not exceed the Withdrawal Limit, no surrender charge will be deducted, even if such withdrawals exceed the free withdrawal amount. If the free withdrawal amount is less than the Withdrawal Limit, withdrawals in excess of the Withdrawal Limit will be subject to a surrender charge.

  Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

If your rider was issued before November 16, 2005 or in states where the rider has not been approved:
  The Withdrawal Limit is recalculated after each subsequent premium payment. The new Withdrawal Limit is equal to (A) multiplied by (B), added to (C), where:

 (A) =  Withdrawal Limit Percentage;

 (B) =  Benefit Amount Percentage multiplied by the   premium payment; and

 (C) =  current Withdrawal Limit.

  The Withdrawal Limit is recalculated after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit and if the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the Contract Value after the withdrawal. The Withdrawal Limit may never be less than zero. If the Benefit Amount is reduced to zero, then the Withdrawal Limit is equal to zero.

If your rider was issued on or after November 16, 2005 in states where the rider has been approved:
  The Withdrawal Limit is recalculated after each subsequent premium payment. The new Withdrawal Limit is equal to the greater of the current Withdrawal Limit and the Withdrawal Limit Percentage multiplied by the Benefit Amount after the subsequent premium payment.

  The Withdrawal Limit is recalculated after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the Contract Value after the withdrawal. The Withdrawal Limit may never be less than zero.

Optional Reset
  The purpose of an Optional Reset is to lock in a higher Benefit Amount, which may increase the Withdrawal Limit and lengthen the period of time over which withdrawals and payments can be taken. Locking in a higher Benefit Amount increases your total future guaranteed withdrawals or payments.

  If you have Lifetime GMWB or Lifetime GMWB for 2, you may elect an Optional Reset on the first rider anniversary or any subsequent rider anniversary where the Contract Value is greater than the Benefit Amount. If you have GMWB 5 or GMWB 7, you may elect an Optional Reset on the fifth rider anniversary or any rider anniversary thereafter where the Contract Value is greater than the Benefit Amount.

  If you elect the Optional Reset, we will terminate the existing rider and issue a new rider. At that time, you will be given the opportunity to change to a different version of the GMWB if you meet all of the issue age, ownership and beneficiary requirements. You must notify us within 30 days after the rider anniversary that you wish to elect the Optional Reset.

  As a result of an Optional Reset, we will set the Benefit Amount equal to the Contract Value on the date of the reset. In addition, we will set the Withdrawal Limit equal to the Withdrawal Limit Percentage (under the new rider) multiplied by the Benefit Amount. We will also reset the Benefit Amount Percentage and the GMWB Fee Percentage to the then current percentages we are offering for new issues of the rider on the date of the reset. The GMWB Fee Percentage will never exceed the maximum charge of 1.000%.

  We reserve the right to prohibit the Optional Reset if we no longer offer GMWB as an additional option on new issues of the contract.

Contract Value Reduced to Zero
  If the Contract Value is reduced to zero, you will begin receiving monthly payments one month following the date the Contract Value is reduced to zero as described below. Subsequent payments will be made on the same date each month as the first payment. Payments may not be commuted or accelerated. Once you begin receiving monthly payments you will be prohibited from making any further premium payments, withdrawals, transfers, surrenders, or commencing annuity payments under an Annuity Payment Option as described in the contract. In addition, you will be prohibited from electing the Optional Reset or any other optional riders previously available under your contract.

  The Benefit Payment is the amount of each monthly payment we will make to you after your Contract Value has been reduced to zero. The Benefit Payment is calculated on the date the Contract Value is reduced to zero. The Benefit Payment is equal to one twelfth of the Withdrawal Limit on the date the Contract Value is reduced to zero.

  The Benefit Payment Duration is the number of months it will take for us to return the Benefit Amount remaining on the date the Contract Value is reduced to zero. The Benefit Payment Duration is equal to (A) divided by (B), rounded to the next highest whole number, where:

   A =the Benefit Amount on the date the Contract Value is reduced to zero; and

   B =the amount of the Benefit Payment.

  The Benefit Payment Duration may be zero, if (A) above is equal to zero.

If your rider was issued before November 16, 2005 or in states where the rider has not been approved:
  You will receive monthly payments equal to the Benefit Payment for the Benefit Payment Duration. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of monthly payments. Except to the extent required under Federal income tax laws, the total annual payments will not exceed the Withdrawal Limit on the date the Contract Value was reduced to zero. Monthly payments made under this rider shall be considered withdrawals from the contract under Federal income tax law, and shall be subject to the same requirements as any other withdrawal. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract may need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

If your rider was issued on or after November 16, 2005 in states where the rider has been approved:
.. We will set the Maturity Date equal to the date the Contract Value is reduced to zero.

.. If you have GMWB 5 or GMWB 7 and the Benefit Amount is greater than zero, you will receive fixed annuity payments under the GMWB Specified Period Certain Payment Option described below.

.. If you have Lifetime GMWB and the original owner is alive, you will receive fixed annuity payments under the GMWB Life with Period Certain Payment Option described below.

.. If you have Lifetime GMWB and the original owner is not alive (but the beneficiary has elected to continue the contract under spousal continuation) and the Benefit Amount is greater than zero, you will receive fixed annuity payments under the GMWB Specified Period Certain Payment Option described below.

.. If you have Lifetime GMWB for 2, you will receive fixed annuity payments under the GMWB Joint Life with Period Certain Payment Option described below.

GMWB Annuity Payment Options
  This section describes the GMWB Annuity Payment Options available if your rider was issued on or after November 16, 2005 in states where the rider has been approved.

  GMWB Specified Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. Upon the death of the last surviving owner (or Annuitant, if the owner is a non-natural person), annuity payments, if any remain, will continue to the beneficiary. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of monthly fixed annuity payments under this option.

  GMWB Life with Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. If the owner is still alive after the Benefit Payment Duration, we will continue to make payments until the death of the original owner, subject to proof of survivorship. Upon the death of the owner, annuity payments, if any remain, will continue to the beneficiary.

  GMWB Joint Life with Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. If the owner is still alive after the Benefit Payment Duration, we will continue to make payments until the later of the death of the original owner and the beneficiary, subject to proof of survivorship. Upon the death of the owner and beneficiary, annuity payments, if any remain, will continue to the beneficiary.

Benefit Termination
  This benefit will terminate without value on the occurrence of any of the following events:

..  the change of ownership of the contract for any reason; or

.. the commencement of annuity payments under an Annuity Payment Option as described in the contract; or

..  termination of the contract to which this benefit is attached; or

..  the election of the Optional Reset, if available; or

..  the surrender of the contract; or

.. the death of the owner (or Annuitant, if the owner is a non-natural person) unless the contract is continued by a surviving spouse; or

.. any portion of the Contract Value is no longer invested in accordance with the requirements of an asset allocation program; or

.. if you have GMWB 5 or GMWB 7, when the Contract Value and Benefit Amount have been reduced to zero; or

.. if you have Lifetime GMWB, when the Contract Value and Benefit Amount have been reduced to zero and upon death of the original owner; or

.. if you have Lifetime GMWB for 2, when the Contract Value and Benefit Amount have been reduced to zero and upon the later of the death of the original owner and the beneficiary.

                                                                    [Version B]

                                Freedom Edge(R)

        Phoenix Life Variable Accumulation Account ("Separate Account")

                        Phoenix Life Insurance Company

                Variable Accumulation Deferred Annuity Contract

 STATEMENT OF ADDITIONAL INFORMATION                              May 1, 2009

                               -----------------

Home Office:                        Phoenix Life Insurance Company
Phoenix Life Insurance Company         Annuity Operations Division
One American Row                                       PO Box 8027
Hartford, Connecticut 06102-5056  Boston, Massachusetts 02266-8027

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2009. You may obtain a copy of the prospectus without charge by contacting Phoenix Life Insurance Company ("Phoenix") at the above address or by calling 800/541-0171.

                               -----------------

                               TABLE OF CONTENTS

                                       Page
-------------------------------------------

Phoenix Life Insurance Company........    2
Underwriter...........................    2
Services..............................    2
Information Sharing Agreements........    3
Performance History...................    3
Calculation of Yield and Return.......    9
Calculation of Annuity Payments.......   10
Experts...............................   11
Separate Account Financial Statements. SA-1
Company Financial Statements..........  F-1

Phoenix Life Insurance Company
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation. Our executive and main administrative offices are at One American Row, Hartford, Connecticut, 06103-2899. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

Underwriter
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated February 5, 2009. PEPCO is a directly wholly owned subsidiary of PFG Holdings, Inc. ("PFG"). PFG is an indirectly owned subsidiary of PNX.

PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix. PEPCO's business address is One American Row, Hartford, CT 06102.

PEPCO, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions.

Services
--------------------------------------------------------------------------------

Servicing Agent
The Phoenix Edge Series Fund reimburses Phoenix for various shareholder services provided by the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through policies and annuities issued by PHL Variable, Phoenix Life Insurance Company and Phoenix Life and Annuity Company.

The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The total administrative service fees paid by the fund for the last three fiscal years were based on a percentage of the Fund's average daily net assets as follows:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2006                               $1.7 Million
 -----------------------------------------------------------------------------
                 2007                               $1.7 Million
 -----------------------------------------------------------------------------
                 2008                               $1.3 Million
 -----------------------------------------------------------------------------

For 2009, there was a change in the fee structure and The Phoenix Edge Series Fund will reimburse Phoenix Life Insurance Company a flat fee rate of $1.6 million, which will be paid on a weighted average basis based on the net asset value of each Fund.

Other Service Providers
Under a contract with Phoenix Life Insurance Company ("PLIC"), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2006                                 $101,000
 -----------------------------------------------------------------------------
                 2007                                 $ 95,000
 -----------------------------------------------------------------------------
                 2008                                 $ 70,000
 -----------------------------------------------------------------------------

Under a contract with PLIC, Tata Consulting Services augments PLIC's U.S. based staff with processing claims, premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2006                                $177,316.43
 -----------------------------------------------------------------------------
                 2007                                $352,306.86
 -----------------------------------------------------------------------------
                 2008                                $355,003.04
 -----------------------------------------------------------------------------

Under an Administrative and Accounting Services Agreement between PNC Global Investment Servicing (PNC) (formerly PFPC, INC.) and the Company, PNC provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays PNC fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid PNC the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2006                                $537,086.62
 -----------------------------------------------------------------------------
                 2007                                $560,416.07
 -----------------------------------------------------------------------------
                 2008                                $511,823.50
 -----------------------------------------------------------------------------

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the "Phoenix Companies") have entered into an agreement with Alliance-One Services, Inc. 8616 Freeport Parkway, Irving, Texas 75063 ("Alliance-One") wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services. Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year and was paid $42,500 in 2008 for rendering such services.

Information Sharing Agreements
--------------------------------------------------------------------------------

Phoenix has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor, and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Phoenix or the underlying funds in accordance with their established policies.

Performance History
--------------------------------------------------------------------------------

From time to time, the Separate Account may include the performance history of any or all investment options in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix Money Market Investment Option, as yield of the Phoenix Multi-Sector Fixed Income Investment Option and as total return of any investment option. For the Phoenix Multi-Sector Fixed Income Investment Option, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

When an investment option advertises its standardized average annual total return, it usually will be calculated for one year, five years and ten years or since inception if the investment option has not been in existence for at least ten years. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for premium taxes (which vary by state).

Standardized performance includes the following charges: total operating expenses of the underlying investment option, mortality and expense risk charges, daily administrative fees, annual contract fee and deferred surrender charges. It is assumed that a $1,000 investment is made at the beginning of each time period. It is assumed that the entire investment is surrendered at the end of each time period.

Non-Standardized Performance includes the following charges: total operating expenses of the underlying investment option, mortality and expense risk charges, and daily administrative fees. It is assumed that a $1,000 investment is made at the beginning of each time period. The annual contract fee and deferred surrender charges are not included.

For those investment options within the Separate Account that have not been available for 1 of the quoted periods, the average annual total return quotation will be blank.

Standardized Average Annual Total Return for the Period Ended December 31, 2008

-----------------------------------------------------------------------------------------------------------------------
                                                                        Inception                               Since
                          Investment Option                               Date*    One Year 5 Years Ten Years Inception
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund (Series I Shares)                     3/30/2001 -43.47%  -6.07%              -5.10%
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund (Series I Shares)                              4/21/2006 -31.32%                      -8.29%
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund (Series I Shares)                      12/1/2004 -29.72%                      -2.78%
-----------------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio (Class O Shares)            6/5/2000 -46.07%  -0.08%              -6.97%
-----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)       3/24/2008                             -26.23%
-----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Strategy Portfolio (Class B)   3/24/2008                             -37.34%
-----------------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP (Class A)                                      10/29/2001 -38.22%  -4.03%              -2.50%
-----------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP (Class A)                                        3/24/2008                             -28.95%
-----------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                         7/15/1999   2.55%   2.34%               3.50%
-----------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II (Primary Shares)                      7/15/1999 -27.24%  -2.42%              -0.82%
-----------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio (Service Class)                   6/5/2000 -43.59%  -1.37%              -1.99%
-----------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio (Service Class)            6/5/2000 -55.84%  -8.99%              -9.22%
-----------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Service Class)                          6/5/2000 -48.14%  -6.43%              -9.06%
-----------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio (Service Class)          1/29/2007  -4.95%                      -1.09%
-----------------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund (Class 2)                       3/24/2008                             -28.90%
-----------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund (Class 2)                                4/28/2006 -30.84%                      -8.75%
-----------------------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio (Service Shares)       4/25/2005 -37.55%                      -9.13%
-----------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio (Class VC Shares)                   4/20/2005 -18.91%                      -1.62%
-----------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio (Class VC Shares)                4/20/2005 -37.50%                      -6.05%
-----------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio (Class VC Shares)                    4/20/2005 -40.38%                      -7.90%
-----------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund (Class 2)                                   5/1/2000 -38.17%  -2.46%               0.97%
-----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio (Class S)                        4/28/2006 -38.42%                     -13.22%
-----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio (Class S)                4/28/2006 -40.50%                     -19.15%
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA (Service Shares)                4/28/2006 -46.59%                     -17.01%
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA (Service Shares)                   4/28/2006 -41.34%                     -14.87%
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA (Service Shares)            4/28/2006 -39.05%                     -17.93%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                           12/31/1982 -41.79%  -7.48%   -8.47%      6.67%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive Growth                2/3/2006 -39.30%                     -10.73%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth                           2/3/2006 -33.33%                      -8.58%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate                         2/3/2006 -17.20%                      -2.97%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate Growth                  2/3/2006 -26.85%                      -5.93%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                                          3/2/1998 -36.03%  -2.83%   -2.33%     -0.57%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                             3/2/1998 -44.43%  -6.02%   -3.12%     -1.22%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                              10/8/1982   0.55%   1.27%    1.46%      3.40%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                                12/31/1982 -19.30%  -1.87%    2.33%      5.94%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                               6/2/2003 -12.83%  -0.87%              -0.43%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                                          8/12/2002 -45.87%  -3.66%               3.63%
-----------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                                      9/17/1984 -26.70%  -2.17%   -0.03%      6.82%
-----------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                     5/1/1990 -40.02%   3.33%    0.08%      4.24%
-----------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                       5/1/1995 -37.95%   0.80%    8.07%      8.59%
-----------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                            3/2/1998 -36.54%  -2.02%    3.30%      1.77%
-----------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                        11/20/2000 -38.96%  -2.95%               3.54%
-----------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                                        3/2/1998 -36.82%  -3.60%    0.00%      0.83%
-----------------------------------------------------------------------------------------------------------------------

Standardized Average Annual Total Return for the Period Ended December 31, 2008
                                  (continued)

----------------------------------------------------------------------------------------------------------------
                                                                  Inception                              Since
                       Investment Option                            Date*   One Year 5 Years Ten Years Inception
----------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series                        7/14/1997 -38.37%   -4.68%  -4.28%     -1.10%
----------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(TM) Strategy Portfolio (Advisor Class)  4/28/2006 -44.81%                     -15.59%
----------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio (Advisor Class)                       4/28/2006  -8.67%                       0.20%
----------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio (Advisor Class)                      4/28/2006   2.96%                       4.80%
----------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond Strategy Fund    6/2/2003 -31.38%  -10.93%             -9.05%
----------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                     6/2/2003 -55.26%   -9.65%             -5.46%
----------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                          6/2/2003 -41.74%   -1.25%              1.40%
----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Balanced Fund                          9/10/2007 -25.23%                     -18.94%
----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Bond Fund                              9/10/2007   1.69%                       2.76%
----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Common Stock Fund                      9/10/2007 -34.17%                     -26.19%
----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Mid Cap Growth Fund                    9/10/2007 -46.98%                     -34.59%
----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Small Company Fund                     9/10/2007 -33.43%                     -26.02%
----------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio (Class I)                   3/24/2008                             -31.95%
----------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund (Class 2)             5/1/1997 -53.52%    2.69%   4.40%     -1.99%
----------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund (Class 2)                        5/1/1997 -41.39%    0.10%   0.06%      1.35%
----------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (Class 2)                         5/1/2000 -43.30%   -3.52%             -1.43%
----------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio (Class II)             4/28/2006 -23.97%                      -6.85%
----------------------------------------------------------------------------------------------------------------
Wanger International                                               5/1/1995 -46.53%    4.82%   6.76%     10.03%
----------------------------------------------------------------------------------------------------------------
Wanger International Select                                        2/1/1999 -45.30%    4.21%              6.12%
----------------------------------------------------------------------------------------------------------------
Wanger Select                                                      2/1/1999 -49.94%   -4.15%              3.80%
----------------------------------------------------------------------------------------------------------------
Wanger USA                                                         5/1/1995 -40.71%   -3.64%   1.55%      7.38%
----------------------------------------------------------------------------------------------------------------

--------
* Date investment option was added to the Separate Account.

                     Non-standardized Annual Total Return

--------------------------------------------------------------------------------------------------------------------
            Investment Option               1999   2000    2001    2002    2003   2004   2005   2006   2007   2008
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
(Series I Shares)                          42.32% -12.32% -24.51% -25.57% 27.45%  4.92%  7.10%  4.61% 10.21% -43.41%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund (Series I
Shares)                                    32.12% -15.91% -24.07% -16.92% 22.45%  7.24%  3.65% 14.85%  6.38% -31.26%
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund
(Series I Shares)                                                 -12.51% 25.30% 12.01%  5.90%  9.47%  7.79% -29.66%
--------------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation
Portfolio (Class O Shares)                 75.24% -26.03% -17.28% -34.97% 32.57%  6.46% 12.62% 17.36% 31.39% -46.01%
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced
Wealth Strategy Portfolio (Class B)                                                      5.32% 11.95%  3.58% -31.44%
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth
Appreciation Strategy Portfolio
(Class B)                                                                                9.17% 15.47%  3.17% -44.45%
--------------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP (Class A)         18.48% -10.67% -13.60% -23.56% 26.11%  8.82%  3.01% 13.68%  3.60% -38.16%
--------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP (Class A)          18.26%  -5.40%   0.44% -21.85% 44.10% 15.88%  2.61% 15.63% -3.46% -34.60%
--------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                              -2.17%   9.23%   5.32%   7.31%  0.73%  1.95%  0.40%  2.48%  4.58%   2.61%
--------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
(Primary Shares)                            0.69% -10.47%  -0.25%  -0.23% 20.27%  8.69%  1.02%  9.04%  1.77% -27.18%
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio
(Service Class)                            22.18%  -8.19% -13.77% -10.87% 26.30% 13.49% 14.99%  9.81% 15.62% -43.53%
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities
Portfolio (Service Class)                   2.53% -18.50% -15.82% -23.17% 27.59%  5.35%  7.13%  3.62% 21.07% -55.78%
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Service
Class)                                     35.11% -12.48% -19.04% -31.31% 30.67%  1.61%  3.99%  5.03% 24.83% -48.08%
--------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond
Portfolio (Service Class)                                   6.57%   8.45%  3.39%  2.66%  0.46%  2.65%  2.54%  -4.89%
--------------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities
Fund (Class 2)                                                                                  3.54% 12.50% -35.40%
--------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund
(Class 2)                                          17.54%  -0.85%  -2.19% 29.63% 12.04%  0.00% 16.36%  2.09% -30.78%
--------------------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap
Equity Portfolio (Service Shares)           3.46%  19.13%  16.74% -18.98% 35.04% 13.06%  2.34% 14.22% -8.69% -37.49%
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
(Class VC Shares)                                                   6.21% 16.13%  6.17% -0.30%  7.59%  4.48% -18.85%
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income
Portfolio (Class VC Shares)                14.89%  13.95%  -8.21% -19.34% 28.93% 10.86%  1.60% 15.41%  1.78% -37.44%
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio
(Class VC Shares)                                  50.03%   6.33% -11.22% 22.78% 22.07%  6.50% 10.44% -1.04% -40.33%
--------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
(Class 2)                                  11.78%  11.46%   5.33% -13.22% 23.15% 10.83%  8.79% 16.49%  1.82% -38.12%
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian
Portfolio (Class S)                                                       29.31% 13.71%  6.44% 11.22%  5.42% -38.37%
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap
Growth Portfolio (Class S)                                                23.08% 10.10%  1.27%  3.58% -1.10% -40.44%
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation
Fund/VA (Service Shares)                                          -28.25% 28.61%  4.92%  3.20%  5.97% 12.03% -46.53%
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/
VA (Service Shares)                                       -13.58% -23.60% 40.60% 16.99% 12.25% 15.50%  4.38% -41.29%
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap
Fund(R)/VA (Service Shares)                                       -17.26% 41.96% 17.28%  7.98% 12.84% -2.98% -39.00%
--------------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series              27.63% -19.09% -35.64% -26.01% 24.47%  3.29%  2.06%  1.57%  8.97% -41.73%
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Investment Option            1999    2000    2001    2002    2003   2004    2005   2006   2007    2008
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation
Series: Aggressive Growth                                                                           6.70% -39.24%
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation
Series: Growth                                                                                      6.59% -33.27%
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation
Series: Moderate                                                                                    6.24% -17.15%
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation
Series: Moderate Growth                                                                             6.76% -26.79%
-----------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series      15.16%  -8.09%  -9.64% -23.75% 25.43%   8.71%  3.13% 15.32%   4.94% -35.97%
-----------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series         43.34%  11.95% -26.33% -33.58% 26.78%   5.01%  2.52%  2.47%  19.84% -44.38%
-----------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series            3.16%   4.36%   2.16%  -0.20% -0.92%  -0.82%  0.94%  2.75%   3.19%   0.61%
-----------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income
Series                                 3.78%   4.80%   4.39%   8.24% 12.75%   5.13%  0.16%  5.14%   2.04% -19.25%
-----------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term
Bond Series                                                                   3.65% -0.25%  4.03%   2.31% -12.77%
-----------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                                      50.94%   0.49% 13.80% 17.55%  14.23% -45.81%
-----------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series    9.50%  -1.01%   0.24% -12.99% 17.96%   5.74%  0.17% 10.89%   4.28% -26.64%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Series                                27.46% -17.15% -25.26% -16.17% 29.76%  18.85% 16.68% 25.35%  13.10% -39.96%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                      3.12%  28.73%   4.91%  10.29% 36.06%  32.54% 13.26% 34.88% -17.07% -37.90%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap
Value Series                         -11.71%  15.06%  21.02% -10.01% 38.73%  18.48%  6.01% 13.08%   0.36% -36.48%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein
Small-Cap Value Series                                13.91% -10.00% 41.57%  20.71%  5.75% 14.89%  -3.68% -38.91%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock
Series                                22.37%  30.10% -19.28% -23.18% 21.90%  11.11%  3.75% 18.97%  -3.79% -36.76%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500
Index Series                          16.95% -12.88% -13.32% -24.90% 24.22%   8.08%  2.04% 12.39%   3.19% -38.31%
-----------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(TM)
Strategy Portfolio (Advisor Class)                                                                 21.16% -44.75%
-----------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio
(Advisor Class)                                                                                     8.75%  -8.61%
-----------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio
(Advisor Class)                                                                                     6.89%   3.02%
-----------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse
Government Long Bond Strategy
Fund                                                                        -12.09% -6.75%  6.38%  -6.05% -31.33%
-----------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund        21.31% -21.56% -24.80% -36.75% 36.97%  12.79%  2.31% 17.37%  -0.50% -55.20%
-----------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector
Rotation Fund                                                        27.83%   8.94% 11.90%  9.61%  20.77% -41.68%
-----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Balanced
Fund                                                                          5.73%  3.97%  9.72%   7.92% -25.17%
-----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Bond
Fund                                                                          3.08%  0.19%  2.06%   5.89%   1.75%
-----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Common
Stock Fund                                            -9.57% -18.65% 29.35%   7.91%  5.94% 14.30%  10.03% -34.11%
-----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Mid Cap
Growth Fund                                          -25.47% -25.30% 39.60%  10.55%  2.13%  3.93%  21.90% -46.92%
-----------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Small
Company Fund                                           3.67% -15.29% 37.23%  14.07%  6.50% 14.33%   7.19% -33.37%
-----------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index
Portfolio (Class I)                           14.06%  -2.75% -16.50% 32.61%  13.92% 10.17%  7.98%   5.67% -36.57%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
        Investment Option           1999    2000    2001    2002    2003   2004   2005   2006   2007   2008
-------------------------------------------------------------------------------------------------------------
Templeton Developing Markets
Securities Fund (Class 2)           50.88% -33.13%  -9.56%  -1.73% 50.57% 22.73% 25.41% 26.05% 26.72% -53.46%
-------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
(Class 2)                           21.30%  -3.92% -17.34% -19.86% 30.10% 16.63%  8.41% 19.51% 13.60% -41.33%
-------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
(Class 2)                           18.92%  -0.13%  -2.88% -19.79% 30.03% 14.17%  7.13% 19.87%  0.70% -43.25%
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income
Portfolio (Class II)                                                       9.75%  5.68% 10.79%  1.70% -23.92%
-------------------------------------------------------------------------------------------------------------
Wanger International               122.93% -29.00% -22.54% -15.21% 46.49% 28.19% 19.59% 34.98% 14.44% -46.47%
-------------------------------------------------------------------------------------------------------------
Wanger International Select                 -3.13% -27.80% -16.64% 38.98% 22.35% 14.57% 33.83% 19.83% -45.24%
-------------------------------------------------------------------------------------------------------------
Wanger Select                                7.73%   7.34%  -9.09% 28.64% 17.40%  8.73% 17.79%  7.64% -49.88%
-------------------------------------------------------------------------------------------------------------
Wanger USA                          23.10%  -9.62%   9.60% -18.14% 40.94% 16.44%  9.48%  6.15%  3.69% -40.65%
-------------------------------------------------------------------------------------------------------------

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.

 THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

Calculation of Yield and Return
--------------------------------------------------------------------------------

Yield of the Phoenix Money Market Investment Option. We summarize the following information in the prospectus under the heading "Performance History." We calculate the yield of the Phoenix Money Market Investment Option for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The yield/return calculations include mortality and expense risk charge equal to 0.975% (Option 1), 1.125% (Option 2) or 1.275% (Option 3) on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

The Phoenix Money Market Investment Option return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the investment option.

We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculations:

The following examples of return/yield calculations for the Phoenix Money
Market Investment Option are based on the 7-day period ending December 31, 2008.

          Value of hypothetical pre-existing account with
            exactly one Unit at the beginning of the
            period:....................................... $ 1.000000
          Value of the same account (excluding capital
            changes) at the end of the 7-day period:......   0.999852
          Calculation:
          Ending account value............................   0.999852
          Less beginning account value....................   1.000000
          Net change in account value.....................  -0.000148
          Base period return:
            (net change/beginning account value)..........  -0.000148
          Current yield = return x (365/7) =..............     -0.77%
          Effective yield = [(1 + return)/365/7/] - 1 =...     -0.77%

Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

Calculation of Total Return. We summarize the following information in the prospectus under the heading, "Performance History." Total return measures the change in value of an investment option investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the one-, five- and ten-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

    (1)We assume a hypothetical $1,000 initial payment in the investment option;

    (2)We determine the value of the hypothetical initial payment had it been redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charges are deducted. This figure is the ending redeemable value ("ERV" in the formula given below);

    (3)We divide this value by the initial $1,000 payment, resulting in a ratio of the ending redeemable value to the initial value for that period;

    (4)To get the average annual total return, we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one. The formula in mathematical terms is:

      R = ((ERV / II)/(1/n)/) - 1

Where:

  II = a hypothetical initial payment of $1,000
  R = average annual total return for the period n = number of years in the period
  ERV =ending redeemable value of the hypothetical $1,000 for the period [see
       (2) and (3) above]

We normally calculate total return for one-year, five-year and ten-year periods for each investment option. If an investment option has not been available for at least 10 years, we will provide total returns for other relevant periods.

Performance Information
Advertisements, sales literature and other communications may contain information about series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

   The Dow Jones Industrial Average/SM/ ("DJIA")
   CS First Boston High Yield Index
   Citigroup Corporate Index CitigroupGovernment Bond Index
   Standard & Poor's 500 Index(R) (S&P 500)

Each investment option may include its yield and total return in advertisements or communications with current or prospective contract owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by organizations such as:

   Lipper Analytical Services
   Morningstar, Inc.
   Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

   Barron's
   Business Week
   Changing Times
   Consumer Reports
   Financial Planning
   Financial Services Weekly
   Forbes
   Fortune
   Investor's Business Daily
   Money
   The New York Times
   Personal Investor
   Registered Representative
   U.S. News and World Report
   The Wall Street Journal

A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

The total return and yield may be used to compare the performance of the investment options with certain commonly used standards for stock and bond market performance. Such indices include, but are not limited to:

   The Dow Jones Industrial Average/SM/ ("DJIA")
   CS First Boston High Yield Index
   Citigroup Corporate Index
   Citigroup Government Bond Index
   S&P 500

The Dow Jones Industrial Average/SM/ (DJIA/SM/) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA/SM/ are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA/SM/.

The S&P 500 is a free-float market capitalization-weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average/SM/) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

Calculation of Annuity Payments
--------------------------------------------------------------------------------

See your prospectus in the section titled "The Annuity Period" for a description of the annuity payment options.

You may elect an annuity payment option by written request as described in your prospectus. If you do not elect an annuity payment option, amounts held under the contract will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option I) on the maturity date. You may not change your election after the first annuity payment.

Fixed Annuity Payments
Fixed annuity payments are determined by the total dollar value for all investment options' accumulation units, all amounts held in the GIA and the MVA Account. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected.

The guaranteed annuity payment rates will be no less favorable than the following: under Annuity Payment Options A, B, D, E and F, rates are based on the 1983a Individual Annuity Mortality Table (1983 IAM The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities), projected with projection scale G to the year 2040 and an interest rate of 3%. The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities. Under Annuity Payment Options G and H the guaranteed interest rate is 3%.

For certain contracts, including those issued on and after May 1, 2008, under Annuity Payment Options A, B, D, E and F, the applicable annuity payment option rate used to determine the payment amount will not be less than the rate based on the 2000 Individual Annuity Mortality Table with a 10-year age setback and an interest rate of 2.5%. Under Annuity Payment Options G and H the guaranteed interest rate is 1.5%.

Please see your contract for the Annuity Mortality Tables that would apply to fixed annuity payments under your contract.

It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

Variable Annuity Payments
Under Annuity Payment Options I, J, K, M and N, the amount of the first payment is equal to the amount held under the selected option in each investment option, divided by $1,000 and then multiplied by the applicable annuity payment option rate. The first payment equals the sum of the amounts provided by each investment option.

In each investment option, the number of fixed annuity units is determined by dividing the amount of the initial payment provided by that investment option by the annuity unit value for that investment option on the first payment calculation date. Thereafter, the number of fixed annuity units in each investment option remains unchanged unless you transfer funds to or from the investment option. If you transfer funds to or from a investment option, the number of fixed annuity units will change in proportion to the change in value of the investment option as a result of the transfer. The number of fixed annuity units will change effective with the transfer, but will remain fixed in number following the transfer.

Second and subsequent payments are determined by multiplying the number of fixed annuity units for each investment option by the annuity unit value for that investment option on the payment calculation date. The total payment will equal the sum of the amounts provided by each investment option. The amount of second and subsequent payments will vary with the investment experience of the investment options and may be either higher or lower than the first payment.

Under Annuity Payment Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

Under Annuity Payment Options I, J, M and N, the applicable annuity payment option rate used to determine the first payment amount will not be less than the rate based on the 1983 Individual Annuity Mortality Table projected with projection scale G to the year 2040, with continued projection thereafter and the assumed investment rate. Under Annuity Payment Option K, the payment option rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

We guarantee that neither expenses actually incurred, other than taxes on investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. See your prospectus in the section titled "Deductions and Charges." Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that annuity payment option.

Experts
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Accumulation Account as of December 31, 2008 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Michele Drummey, Counsel, Phoenix Life Insurance Company, provided advice on certain matters relating to the federal securities and state regulations in connection with the contracts described in this prospectus.

[LOGO]
PHOENIX



--------------------------------------------------------------------------------
                                                                  ANNUAL REPORT

                                                          PHOENIX LIFE VARIABLE

                                                           ACCUMULATION ACCOUNT

                                                              December 31, 2008

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008



                                                               AIM V.I. Capital   AIM V.I. Core Equity  AIM V.I. Mid Cap
                                                              Appreciation Fund -   Fund - Series I    Core Equity Fund -
                                                                Series I Shares          Shares         Series I Shares
                                                              ------------------- -------------------- ------------------
Assets:
   Investments at fair value                                   $      1,641,122     $        567,909    $      1,019,522
                                                              ------------------- -------------------- ------------------
   Total Assets                                                $      1,641,122     $        567,909    $      1,019,522
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -     $              -    $              -
                                                              ------------------- -------------------- ------------------
         Total Net Assets                                      $      1,641,122     $        567,909    $      1,019,522
                                                              =================== ==================== ==================
Net Assets:
   Accumulation Units                                          $      1,641,122     $        567,909    $      1,019,522
   Contracts in payout (annuitization period)                  $              -     $              -    $              -
                                                              ------------------- -------------------- ------------------
         Total Net Assets                                      $      1,641,122     $        567,909    $      1,019,522
                                                              =================== ==================== ==================
                                                              =================== ==================== ==================
         Units Outstanding                                            2,417,180              709,021           1,125,843
                                                              =================== ==================== ==================
   Investment shares held                                                97,166               28,754             118,687
   Investments at cost                                         $      1,996,612     $        712,661    $      1,498,073

         Unit Value
             Asset Manager Option 1                            $              -     $              -    $              -
             Asset Manager Option 2                            $              -     $              -    $              -
             Big Edge                                          $           0.67     $           0.81    $           0.92
             Freedom Edge(R)                                   $              -     $              -    $           0.89
             Group Strategic Edge(R)                           $           0.62     $           0.80    $           0.91
             Phoenix Dimensions(R) Option 1                    $              -     $              -    $              -
             Phoenix Dimensions(R) Option 2                    $           0.72     $              -    $              -
             Phoenix Dimensions(R) Option 3                    $              -     $              -    $              -
             Phoenix Dimensions(R) Option 4                    $              -     $              -    $              -
             Phoenix Income Choice(R)                          $              -     $              -    $              -
             Phoenix Investor's Edge(R) Option 1               $           0.71     $           0.79    $           0.89
             Phoenix Investor's Edge(R) Option 2               $           0.71     $           0.79    $           0.89
             Phoenix Investor's Edge(R) Option 3               $              -     $              -    $              -
             Phoenix Investor's Edge(R) Option 4               $              -     $              -    $              -
             Phoenix Spectrum Edge(R) Option 1                 $           0.75     $           0.80    $           0.91
             Phoenix Spectrum Edge(R) Option 2                 $           0.74     $           0.80    $           0.91
             Phoenix Spectrum Edge(R) Option 3                 $           0.73     $              -    $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -     $              -    $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -     $              -    $              -
             Phoenix Spectrum Edge(R) + Option 2               $              -     $              -    $              -
             Retirement Planner's Edge                         $           0.65     $           0.80    $              -
             Templeton Investment Plus                         $              -     $              -    $              -
             The Big Edge Choice(R)--NY                        $           0.65     $           0.80    $           0.90
             The Big Edge Plus(R)                              $           0.62     $           0.80    $           0.91
             The Phoenix Edge(R)--VA NY Option 1               $           0.68     $           0.81    $           0.92
             The Phoenix Edge(R)--VA NY Option 2               $           0.62     $           0.80    $           0.91

                                                                Alger American
                                                                    Capital
                                                                 Appreciation
                                                              Portfolio - Class O
                                                                    Shares
                                                              -------------------
Assets:
   Investments at fair value                                   $      1,738,250
                                                              -------------------
   Total Assets                                                $      1,738,250
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -
                                                              -------------------
         Total Net Assets                                      $      1,738,250
                                                              ===================
Net Assets:
   Accumulation Units                                          $      1,718,622
   Contracts in payout (annuitization period)                  $         19,628
                                                              -------------------
         Total Net Assets                                      $      1,738,250
                                                              ===================
                                                              ===================
         Units Outstanding                                            2,830,694
                                                              ===================
   Investment shares held                                                57,198
   Investments at cost                                         $      1,499,004

         Unit Value
             Asset Manager Option 1                            $              -
             Asset Manager Option 2                            $              -
             Big Edge                                          $           0.55
             Freedom Edge(R)                                   $           1.08
             Group Strategic Edge(R)                           $           0.57
             Phoenix Dimensions(R) Option 1                    $              -
             Phoenix Dimensions(R) Option 2                    $              -
             Phoenix Dimensions(R) Option 3                    $              -
             Phoenix Dimensions(R) Option 4                    $              -
             Phoenix Income Choice(R)                          $              -
             Phoenix Investor's Edge(R) Option 1               $           0.90
             Phoenix Investor's Edge(R) Option 2               $           0.89
             Phoenix Investor's Edge(R) Option 3               $              -
             Phoenix Investor's Edge(R) Option 4               $              -
             Phoenix Spectrum Edge(R) Option 1                 $           0.96
             Phoenix Spectrum Edge(R) Option 2                 $           0.95
             Phoenix Spectrum Edge(R) Option 3                 $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -
             Phoenix Spectrum Edge(R) + Option 2               $              -
             Retirement Planner's Edge                         $              -
             Templeton Investment Plus                         $              -
             The Big Edge Choice(R)--NY                        $           0.57
             The Big Edge Plus(R)                              $           0.57
             The Phoenix Edge(R)--VA NY Option 1               $           0.74
             The Phoenix Edge(R)--VA NY Option 2               $           0.81

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                                   AllianceBernstein
                                                               AllianceBernstein       VPS Wealth
                                                                 VPS Balanced         Appreciation      DWS Equity 500
                                                                Wealth Strategy   Strategy Portfolio - Index Fund VIP -
                                                              Portfolio - Class B       Class B            Class A
                                                              ------------------- -------------------- ----------------
Assets:
   Investments at fair value                                   $        230,933     $            343   $      5,058,955
                                                              ------------------- -------------------- ----------------
   Total Assets                                                $        230,933     $            343   $      5,058,955
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -     $              -   $              -
                                                              ------------------- -------------------- ----------------
         Total Net Assets                                      $        230,933     $            343   $      5,058,955
                                                              =================== ==================== ================
Net Assets:
   Accumulation Units                                          $        230,933     $            343   $      5,058,955
   Contracts in payout (annuitization period)                  $              -     $              -   $              -
                                                              ------------------- -------------------- ----------------
         Total Net Assets                                      $        230,933     $            343   $      5,058,955
                                                              =================== ==================== ================
                                                              =================== ==================== ================
         Units Outstanding                                              310,050                  535          6,150,335
                                                              =================== ==================== ================
   Investment shares held                                                26,915                   55            529,733
   Investments at cost                                         $        251,455     $            498   $      6,090,227

         Unit Value
             Asset Manager Option 1                            $              -     $              -   $              -
             Asset Manager Option 2                            $              -     $              -   $              -
             Big Edge                                          $              -     $              -   $           0.87
             Freedom Edge(R)                                   $              -     $              -   $              -
             Group Strategic Edge(R)                           $              -     $              -   $           0.86
             Phoenix Dimensions(R) Option 1                    $              -     $              -   $           0.77
             Phoenix Dimensions(R) Option 2                    $           0.75     $              -   $           0.76
             Phoenix Dimensions(R) Option 3                    $              -     $              -   $              -
             Phoenix Dimensions(R) Option 4                    $              -     $              -   $              -
             Phoenix Income Choice(R)                          $              -     $              -   $              -
             Phoenix Income Choice(R) with GPAF                $              -     $              -   $              -
             Phoenix Investor's Edge(R) Option 1               $              -     $              -   $           0.80
             Phoenix Investor's Edge(R) Option 2               $           0.75     $              -   $           0.79
             Phoenix Investor's Edge(R) Option 3               $              -     $              -   $              -
             Phoenix Investor's Edge(R) Option 4               $              -     $              -   $              -
             Phoenix Spectrum Edge(R) Option 1                 $              -     $              -   $           0.83
             Phoenix Spectrum Edge(R) Option 2                 $              -     $              -   $           0.82
             Phoenix Spectrum Edge(R) Option 3                 $              -     $              -   $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -     $              -   $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -     $              -   $              -
             Phoenix Spectrum Edge(R) + Option 2               $              -     $              -   $              -
             Retirement Planner's Edge                         $              -     $              -   $              -
             Templeton Investment Plus                         $              -     $              -   $              -
             The Big Edge Choice(R)--NY                        $              -     $              -   $           0.85
             The Big Edge Plus(R)                              $           0.75     $           0.64   $           0.86
             The Phoenix Edge(R)--VA NY Option 1               $              -     $              -   $           0.88
             The Phoenix Edge(R)--VA NY Option 2               $              -     $              -   $           0.86



                                                                 DWS Small Cap
                                                              Index VIP - Class A
                                                              -------------------
Assets:
   Investments at fair value                                   $         36,857
                                                              -------------------
   Total Assets                                                $         36,857
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -
                                                              -------------------
         Total Net Assets                                      $         36,857
                                                              ===================
Net Assets:
   Accumulation Units                                          $         36,857
   Contracts in payout (annuitization period)                  $              -
                                                              -------------------
         Total Net Assets                                      $         36,857
                                                              ===================
                                                              ===================
         Units Outstanding                                               50,239
                                                              ===================
   Investment shares held                                                 4,271
   Investments at cost                                         $         41,301

         Unit Value
             Asset Manager Option 1                            $              -
             Asset Manager Option 2                            $              -
             Big Edge                                          $              -
             Freedom Edge(R)                                   $              -
             Group Strategic Edge(R)                           $              -
             Phoenix Dimensions(R) Option 1                    $              -
             Phoenix Dimensions(R) Option 2                    $              -
             Phoenix Dimensions(R) Option 3                    $              -
             Phoenix Dimensions(R) Option 4                    $              -
             Phoenix Income Choice(R)                          $              -
             Phoenix Income Choice(R) with GPAF                $              -
             Phoenix Investor's Edge(R) Option 1               $              -
             Phoenix Investor's Edge(R) Option 2               $              -
             Phoenix Investor's Edge(R) Option 3               $              -
             Phoenix Investor's Edge(R) Option 4               $              -
             Phoenix Spectrum Edge(R) Option 1                 $              -
             Phoenix Spectrum Edge(R) Option 2                 $              -
             Phoenix Spectrum Edge(R) Option 3                 $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -
             Phoenix Spectrum Edge(R) + Option 2               $              -
             Retirement Planner's Edge                         $              -
             Templeton Investment Plus                         $              -
             The Big Edge Choice(R)--NY                        $              -
             The Big Edge Plus(R)                              $           0.73
             The Phoenix Edge(R)--VA NY Option 1               $           0.74
             The Phoenix Edge(R)--VA NY Option 2               $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)


                                                                                                       Fidelity(R) VIP
                                                              Federated Fund for   Federated High       Contrafund(R)
                                                               U.S. Government    Income Bond Fund   Portfolio - Service
                                                                Securities II    II - Primary Shares        Class
                                                              ------------------ ------------------- -------------------
Assets:
   Investments at fair value                                   $     16,623,211   $      2,134,648    $     14,534,391
                                                              ------------------ ------------------- -------------------
   Total Assets                                                $     16,623,211   $      2,134,648    $     14,534,391
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -   $              -    $              -
                                                              ------------------ ------------------- -------------------
         Total Net Assets                                      $     16,623,211   $      2,134,648    $     14,534,391
                                                              ================== =================== ===================
Net Assets:
   Accumulation Units                                          $     15,656,504   $      2,048,653    $     14,467,983
   Contracts in payout (annuitization period)                  $        966,707   $         85,995    $         66,408
                                                              ------------------ ------------------- -------------------
         Total Net Assets                                      $     16,623,211   $      2,134,648    $     14,534,391
                                                              ================== =================== ===================
                                                              ================== =================== ===================
         Units Outstanding                                           12,386,487          2,107,855          16,368,028
                                                              ================== =================== ===================
   Investment shares held                                             1,451,811            424,384             948,102
   Investments at cost                                         $     16,415,907   $      3,356,279    $     22,673,397

         Unit Value
             Asset Manager Option 1                            $              -   $              -    $              -
             Asset Manager Option 2                            $              -   $              -    $              -
             Big Edge                                          $           1.48   $           1.04    $           0.89
             Freedom Edge(R)                                   $           1.14   $              -    $           1.05
             Group Strategic Edge(R)                           $           1.44   $           0.99    $           0.86
             Phoenix Dimensions(R) Option 1                    $           1.11   $              -    $           0.82
             Phoenix Dimensions(R) Option 2                    $           1.10   $           0.83    $           0.81
             Phoenix Dimensions(R) Option 3                    $              -   $              -    $              -
             Phoenix Dimensions(R) Option 4                    $              -   $              -    $              -
             Phoenix Income Choice(R)                          $              -   $              -    $              -
             Phoenix Investor's Edge(R) Option 1               $           1.20   $           1.05    $           1.06
             Phoenix Investor's Edge(R) Option 2               $           1.19   $           1.04    $           1.05
             Phoenix Investor's Edge(R) Option 3               $              -   $              -    $              -
             Phoenix Investor's Edge(R) Option 4               $              -   $              -    $              -
             Phoenix Spectrum Edge(R) Option 1                 $           1.24   $           1.10    $           1.09
             Phoenix Spectrum Edge(R) Option 2                 $           1.23   $           1.09    $           1.07
             Phoenix Spectrum Edge(R) Option 3                 $           1.22   $              -    $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -   $              -    $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -   $              -    $              -
             Phoenix Spectrum Edge(R) + Option 2               $              -   $              -    $              -
             Retirement Planner's Edge                         $           1.28   $           1.07    $           1.03
             Templeton Investment Plus                         $              -   $              -    $              -
             The Big Edge Choice(R)--NY                        $           1.44   $           0.98    $           0.86
             The Big Edge Plus(R)                              $           1.44   $           0.99    $           0.86
             The Phoenix Edge(R)--VA NY Option 1               $           1.32   $           1.11    $           1.04
             The Phoenix Edge(R)--VA NY Option 2               $           1.29   $           1.06    $           1.01

                                                                Fidelity(R) VIP
                                                                    Growth
                                                                 Opportunities
                                                              Portfolio - Service
                                                                     Class
                                                              -------------------
Assets:
   Investments at fair value                                   $      3,317,899
                                                              -------------------
   Total Assets                                                $      3,317,899
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -
                                                              -------------------
         Total Net Assets                                      $      3,317,899
                                                              ===================
Net Assets:
   Accumulation Units                                          $      3,317,556
   Contracts in payout (annuitization period)                  $            343
                                                              -------------------
         Total Net Assets                                      $      3,317,899
                                                              ===================
                                                              ===================
         Units Outstanding                                            6,091,723
                                                              ===================
   Investment shares held                                               332,787
   Investments at cost                                         $      5,331,755

         Unit Value
             Asset Manager Option 1                            $              -
             Asset Manager Option 2                            $              -
             Big Edge                                          $           0.46
             Freedom Edge(R)                                   $           0.70
             Group Strategic Edge(R)                           $           0.44
             Phoenix Dimensions(R) Option 1                    $           0.61
             Phoenix Dimensions(R) Option 2                    $           0.60
             Phoenix Dimensions(R) Option 3                    $              -
             Phoenix Dimensions(R) Option 4                    $              -
             Phoenix Income Choice(R)                          $              -
             Phoenix Investor's Edge(R) Option 1               $           0.63
             Phoenix Investor's Edge(R) Option 2               $           0.63
             Phoenix Investor's Edge(R) Option 3               $              -
             Phoenix Investor's Edge(R) Option 4               $              -
             Phoenix Spectrum Edge(R) Option 1                 $           0.65
             Phoenix Spectrum Edge(R) Option 2                 $           0.64
             Phoenix Spectrum Edge(R) Option 3                 $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -
             Phoenix Spectrum Edge(R) + Option 1               $           0.49
             Phoenix Spectrum Edge(R) + Option 2               $           0.49
             Retirement Planner's Edge                         $           0.59
             Templeton Investment Plus                         $              -
             The Big Edge Choice(R)--NY                        $           0.46
             The Big Edge Plus(R)                              $           0.44
             The Phoenix Edge(R)--VA NY Option 1               $           0.54
             The Phoenix Edge(R)--VA NY Option 2               $           0.58

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                                     Fidelity(R) VIP
                                                              Fidelity(R) VIP Growth Investment Grade Franklin Flex Cap
                                                               Portfolio - Service   Bond Portfolio - Growth Securities
                                                                      Class           Service Class    Fund - Class 2
                                                              ---------------------- ---------------- -----------------
Assets:
   Investments at fair value                                     $      1,974,391    $      3,258,016 $         77,297
                                                              ---------------------- ---------------- -----------------
   Total Assets                                                  $      1,974,391    $      3,258,016 $         77,297
Liabilities:
   Payable to Phoenix Life Insurance Company                     $              -    $              - $              -
                                                              ---------------------- ---------------- -----------------
         Total Net Assets                                        $      1,974,391    $      3,258,016 $         77,297
                                                              ====================== ================ =================
Net Assets:
   Accumulation Units                                            $      1,935,581    $      3,258,016 $         77,297
   Contracts in payout (annuitization period)                    $         38,810    $              - $              -
                                                              ---------------------- ---------------- -----------------
         Total Net Assets                                        $      1,974,391    $      3,258,016 $         77,297
                                                              ====================== ================ =================
                                                              ====================== ================ =================
         Units Outstanding                                              3,835,397           3,315,796          106,357
                                                              ====================== ================ =================
   Investment shares held                                                  84,126             277,278            9,403
   Investments at cost                                           $      2,409,620    $      3,395,406 $        101,827

         Unit Value
             Asset Manager Option 1                              $              -    $              - $              -
             Asset Manager Option 2                              $              -    $              - $              -
             Big Edge                                            $           0.46    $           0.99 $              -
             Freedom Edge(R)                                     $              -    $           0.98 $              -
             Group Strategic Edge(R)                             $           0.46    $           0.99 $              -
             Phoenix Dimensions(R) Option 1                      $              -    $           0.99 $              -
             Phoenix Dimensions(R) Option 2                      $           0.73    $           0.98 $           0.73
             Phoenix Dimensions(R) Option 3                      $              -    $              - $              -
             Phoenix Dimensions(R) Option 4                      $              -    $              - $              -
             Phoenix Income Choice(R)                            $              -    $              - $              -
             Phoenix Investor's Edge(R) Option 1                 $           0.66    $           0.98 $           0.73
             Phoenix Investor's Edge(R) Option 2                 $           0.65    $           0.98 $              -
             Phoenix Investor's Edge(R) Option 3                 $              -    $              - $              -
             Phoenix Investor's Edge(R) Option 4                 $              -    $              - $              -
             Phoenix Spectrum Edge(R) Option 1                   $           0.69    $           0.99 $           0.73
             Phoenix Spectrum Edge(R) Option 2                   $           0.68    $           0.99 $              -
             Phoenix Spectrum Edge(R) Option 3                   $           0.67    $              - $              -
             Phoenix Spectrum Edge(R) Option 4                   $              -    $              - $              -
             Phoenix Spectrum Edge(R) + Option 1                 $              -    $           0.97 $              -
             Phoenix Spectrum Edge(R) + Option 2                 $              -    $           0.97 $              -
             Retirement Planner's Edge                           $           0.60    $           0.98 $              -
             Templeton Investment Plus                           $              -    $              - $              -
             The Big Edge Choice(R)--NY                          $           0.45    $           0.98 $           0.73
             The Big Edge Plus(R)                                $           0.46    $           0.99 $           0.73
             The Phoenix Edge(R)--VA NY Option 1                 $           0.60    $           0.99 $              -
             The Phoenix Edge(R)--VA NY Option 2                 $           0.52    $           0.99 $              -

                                                               Franklin Income
                                                              Securities Fund -
                                                                   Class 2
                                                              -----------------
Assets:
   Investments at fair value                                  $      5,262,551
                                                              -----------------
   Total Assets                                               $      5,262,551
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -
                                                              -----------------
         Total Net Assets                                     $      5,262,551
                                                              =================
Net Assets:
   Accumulation Units                                         $      5,262,551
   Contracts in payout (annuitization period)                 $              -
                                                              -----------------
         Total Net Assets                                     $      5,262,551
                                                              =================
                                                              =================
         Units Outstanding                                           6,882,972
                                                              =================
   Investment shares held                                              464,069
   Investments at cost                                        $      7,726,253

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $           0.74
             Freedom Edge(R)                                  $           0.78
             Group Strategic Edge(R)                          $           0.74
             Phoenix Dimensions(R) Option 1                   $           0.79
             Phoenix Dimensions(R) Option 2                   $           0.79
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Investor's Edge(R) Option 1              $           0.78
             Phoenix Investor's Edge(R) Option 2              $           0.78
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.79
             Phoenix Spectrum Edge(R) Option 2                $           0.79
             Phoenix Spectrum Edge(R) Option 3                $              -
             Phoenix Spectrum Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) + Option 1              $           0.67
             Phoenix Spectrum Edge(R) + Option 2              $           0.66
             Retirement Planner's Edge                        $              -
             Templeton Investment Plus                        $              -
             The Big Edge Choice(R)--NY                       $           0.74
             The Big Edge Plus(R)                             $           0.74
             The Phoenix Edge(R)--VA NY Option 1              $           0.80
             The Phoenix Edge(R)--VA NY Option 2              $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                              Lazard Retirement                           Lord Abbett
                                                                U.S. Small Cap     Lord Abbett Bond    Growth and Income
                                                              Equity Portfolio - Debenture Portfolio - Portfolio - Class
                                                                Service Shares      Class VC Shares        VC Shares
                                                              ------------------ --------------------- -----------------
Assets:
   Investments at fair value                                   $        195,595    $      1,759,686    $      5,687,117
                                                              ------------------ --------------------- -----------------
   Total Assets                                                $        195,595    $      1,759,686    $      5,687,117
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -    $              -    $              -
                                                              ------------------ --------------------- -----------------
         Total Net Assets                                      $        195,595    $      1,759,686    $      5,687,117
                                                              ================== ===================== =================
Net Assets:
   Accumulation Units                                          $        193,522    $      1,759,686    $      5,669,986
   Contracts in payout (annuitization period)                  $          2,073    $              -    $         17,131
                                                              ------------------ --------------------- -----------------
         Total Net Assets                                      $        195,595    $      1,759,686    $      5,687,117
                                                              ================== ===================== =================
                                                              ================== ===================== =================
         Units Outstanding                                              272,172           1,871,592           7,327,398
                                                              ================== ===================== =================
   Investment shares held                                                30,849             197,274             329,307
   Investments at cost                                         $        457,449    $      2,253,477    $      8,672,938

         Unit Value
             Asset Manager Option 1                            $              -    $              -    $              -
             Asset Manager Option 2                            $              -    $              -    $              -
             Big Edge                                          $           0.73    $           0.95    $           0.79
             Freedom Edge(R)                                   $              -    $           0.93    $           0.77
             Group Strategic Edge(R)                           $           0.72    $           0.94    $           0.78
             Phoenix Dimensions(R) Option 1                    $              -    $           0.94    $           0.78
             Phoenix Dimensions(R) Option 2                    $              -    $           0.93    $           0.77
             Phoenix Dimensions(R) Option 3                    $              -    $              -    $              -
             Phoenix Dimensions(R) Option 4                    $              -    $              -    $              -
             Phoenix Income Choice(R)                          $              -    $              -    $              -
             Phoenix Investor's Edge(R) Option 1               $              -    $           0.93    $           0.77
             Phoenix Investor's Edge(R) Option 2               $           0.71    $           0.92    $           0.76
             Phoenix Investor's Edge(R) Option 3               $              -    $              -    $              -
             Phoenix Investor's Edge(R) Option 4               $              -    $              -    $              -
             Phoenix Spectrum Edge(R) Option 1                 $           0.72    $           0.95    $           0.78
             Phoenix Spectrum Edge(R) Option 2                 $           0.72    $           0.94    $           0.78
             Phoenix Spectrum Edge(R) Option 3                 $              -    $              -    $           0.77
             Phoenix Spectrum Edge(R) Option 4                 $              -    $              -    $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -    $              -    $           0.61
             Phoenix Spectrum Edge(R) + Option 2               $              -    $              -    $           0.61
             Retirement Planner's Edge                         $              -    $           0.94    $           0.77
             Templeton Investment Plus                         $              -    $              -    $              -
             The Big Edge Choice(R)--NY                        $           0.72    $           0.94    $           0.78
             The Big Edge Plus(R)                              $           0.72    $           0.94    $           0.78
             The Phoenix Edge(R)--VA NY Option 1               $              -    $           0.95    $           0.79
             The Phoenix Edge(R)--VA NY Option 2               $           0.72    $           0.94    $           0.78

                                                                 Lord Abbett Mid
                                                              Cap Value Portfolio -
                                                                 Class VC Shares
                                                              ---------------------
Assets:
   Investments at fair value                                    $      1,343,518
                                                              ---------------------
   Total Assets                                                 $      1,343,518
Liabilities:
   Payable to Phoenix Life Insurance Company                    $              -
                                                              ---------------------
         Total Net Assets                                       $      1,343,518
                                                              =====================
Net Assets:
   Accumulation Units                                           $      1,341,150
   Contracts in payout (annuitization period)                   $          2,368
                                                              ---------------------
         Total Net Assets                                       $      1,343,518
                                                              =====================
                                                              =====================
         Units Outstanding                                             1,885,173
                                                              =====================
   Investment shares held                                                127,833
   Investments at cost                                          $      2,421,756

         Unit Value
             Asset Manager Option 1                             $              -
             Asset Manager Option 2                             $              -
             Big Edge                                           $           0.72
             Freedom Edge(R)                                    $           0.70
             Group Strategic Edge(R)                            $           0.71
             Phoenix Dimensions(R) Option 1                     $           0.70
             Phoenix Dimensions(R) Option 2                     $           0.70
             Phoenix Dimensions(R) Option 3                     $              -
             Phoenix Dimensions(R) Option 4                     $              -
             Phoenix Income Choice(R)                           $              -
             Phoenix Investor's Edge(R) Option 1                $           0.70
             Phoenix Investor's Edge(R) Option 2                $           0.70
             Phoenix Investor's Edge(R) Option 3                $              -
             Phoenix Investor's Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) Option 1                  $           0.72
             Phoenix Spectrum Edge(R) Option 2                  $           0.71
             Phoenix Spectrum Edge(R) Option 3                  $              -
             Phoenix Spectrum Edge(R) Option 4                  $              -
             Phoenix Spectrum Edge(R) + Option 1                $              -
             Phoenix Spectrum Edge(R) + Option 2                $              -
             Retirement Planner's Edge                          $           0.71
             Templeton Investment Plus                          $              -
             The Big Edge Choice(R)--NY                         $           0.71
             The Big Edge Plus(R)                               $           0.71
             The Phoenix Edge(R)--VA NY Option 1                $           0.72
             The Phoenix Edge(R)--VA NY Option 2                $           0.71

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)


                                                                                                     Neuberger Berman
                                                                Mutual Shares    Neuberger Berman     AMT Small Cap
                                                              Securities Fund -    AMT Guardian     Growth Portfolio -
                                                                   Class 2      Portfolio - S Class      S Class
                                                              ----------------- ------------------- ------------------
Assets:
   Investments at fair value                                  $     10,495,062   $      1,746,986    $          8,047
                                                              ----------------- ------------------- ------------------
   Total Assets                                               $     10,495,062   $      1,746,986    $          8,047
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -   $              -    $              -
                                                              ----------------- ------------------- ------------------
         Total Net Assets                                     $     10,495,062   $      1,746,986    $          8,047
                                                              ================= =================== ==================
Net Assets:
   Accumulation Units                                         $     10,423,153   $      1,746,986    $          8,047
   Contracts in payout (annuitization period)                 $         71,909   $              -    $              -
                                                              ----------------- ------------------- ------------------
         Total Net Assets                                     $     10,495,062   $      1,746,986    $          8,047
                                                              ================= =================== ==================
                                                              ================= =================== ==================
         Units Outstanding                                          10,501,603          2,662,699              13,784
                                                              ================= =================== ==================
   Investment shares held                                              890,921            141,114                 964
   Investments at cost                                        $     14,396,715   $      2,600,475    $         11,719

         Unit Value
             Asset Manager Option 1                           $              -   $              -    $              -
             Asset Manager Option 2                           $              -   $              -    $              -
             Big Edge                                         $           1.00   $           0.69    $              -
             Freedom Edge(R)                                  $           0.99   $           0.68    $           0.57
             Group Strategic Edge(R)                          $           1.25   $           0.68    $           0.60
             Phoenix Dimensions(R) Option 1                   $           0.80   $           0.69    $              -
             Phoenix Dimensions(R) Option 2                   $           0.79   $           0.69    $              -
             Phoenix Dimensions(R) Option 3                   $              -   $              -    $              -
             Phoenix Dimensions(R) Option 4                   $              -   $              -    $              -
             Phoenix Income Choice(R)                         $              -   $              -    $              -
             Phoenix Investor's Edge(R) Option 1              $           0.95   $           0.68    $           0.57
             Phoenix Investor's Edge(R) Option 2              $           0.94   $           0.68    $              -
             Phoenix Investor's Edge(R) Option 3              $              -   $              -    $              -
             Phoenix Investor's Edge(R) Option 4              $              -   $              -    $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.98   $           0.69    $              -
             Phoenix Spectrum Edge(R) Option 2                $           0.97   $           0.69    $              -
             Phoenix Spectrum Edge(R) Option 3                $              -   $              -    $              -
             Phoenix Spectrum Edge(R) Option 4                $              -   $              -    $              -
             Phoenix Spectrum Edge(R) + Option 1              $           0.59   $           0.61    $              -
             Phoenix Spectrum Edge(R) + Option 2              $           0.59   $           0.61    $              -
             Retirement Planner's Edge                        $           1.00   $           0.69    $              -
             Templeton Investment Plus                        $              -   $              -    $              -
             The Big Edge Choice(R)--NY                       $           1.21   $           0.68    $           0.60
             The Big Edge Plus(R)                             $           1.25   $           0.68    $           0.60
             The Phoenix Edge(R)--VA NY Option 1              $           0.99   $           0.70    $              -
             The Phoenix Edge(R)--VA NY Option 2              $           0.97   $              -    $              -

                                                                 Oppenheimer
                                                                   Capital
                                                                Appreciation
                                                              Fund/VA - Service
                                                                   Shares
                                                              -----------------
Assets:
   Investments at fair value                                  $         29,844
                                                              -----------------
   Total Assets                                               $         29,844
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -
                                                              -----------------
         Total Net Assets                                     $         29,844
                                                              =================
Net Assets:
   Accumulation Units                                         $         29,844
   Contracts in payout (annuitization period)                 $              -
                                                              -----------------
         Total Net Assets                                     $         29,844
                                                              =================
                                                              =================
         Units Outstanding                                              47,966
                                                              =================
   Investment shares held                                                1,174
   Investments at cost                                        $         52,463

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $              -
             Freedom Edge(R)                                  $              -
             Group Strategic Edge(R)                          $              -
             Phoenix Dimensions(R) Option 1                   $              -
             Phoenix Dimensions(R) Option 2                   $              -
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Investor's Edge(R) Option 1              $              -
             Phoenix Investor's Edge(R) Option 2              $           0.60
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $              -
             Phoenix Spectrum Edge(R) Option 2                $              -
             Phoenix Spectrum Edge(R) Option 3                $              -
             Phoenix Spectrum Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) + Option 1              $              -
             Phoenix Spectrum Edge(R) + Option 2              $              -
             Retirement Planner's Edge                        $              -
             Templeton Investment Plus                        $              -
             The Big Edge Choice(R)--NY                       $              -
             The Big Edge Plus(R)                             $           0.62
             The Phoenix Edge(R)--VA NY Option 1              $              -
             The Phoenix Edge(R)--VA NY Option 2              $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                 Oppenheimer      Oppenheimer Main
                                                              Global Securities   Street Small Cap
                                                              Fund/VA - Service Fund(R)/VA - Service Phoenix Capital
                                                                   Shares              Shares         Growth Series
                                                              ----------------- -------------------- ----------------
Assets:
   Investments at fair value                                  $        321,990    $      1,179,985   $     66,234,968
                                                              ----------------- -------------------- ----------------
   Total Assets                                               $        321,990    $      1,179,985   $     66,234,968
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -    $              -   $              -
                                                              ----------------- -------------------- ----------------
         Total Net Assets                                     $        321,990    $      1,179,985   $     66,234,968
                                                              ================= ==================== ================
Net Assets:
   Accumulation Units                                         $        321,990    $      1,179,985   $     65,729,128
   Contracts in payout (annuitization period)                 $              -    $              -   $        505,840
   Retained in PLIC Variable Accumulation Separate
    Account by Phoenix Life Insurance Company                 $              -    $              -   $              -
                                                              ----------------- -------------------- ----------------
         Total Net Assets                                     $        321,990    $      1,179,985   $     66,234,968
                                                              ================= ==================== ================
                                                              ================= ==================== ================
         Units Outstanding                                             493,157           2,034,163         17,563,732
                                                              ================= ==================== ================
   Investment shares held                                               16,083             111,954          6,657,047
   Investments at cost                                        $        526,052    $      1,792,295   $     98,148,732

         Unit Value
             Asset Manager Option 1                           $              -    $              -   $              -
             Asset Manager Option 2                           $              -    $              -   $              -
             Big Edge                                         $           0.66    $           0.62   $           6.29
             Freedom Edge(R)                                  $           0.65    $           0.59   $           0.73
             Group Strategic Edge(R)                          $           0.65    $           0.62   $           5.96
             Phoenix Dimensions(R) Option 1                   $              -    $           0.60   $              -
             Phoenix Dimensions(R) Option 2                   $           0.65    $           0.59   $           0.68
             Phoenix Dimensions(R) Option 3                   $              -    $              -   $              -
             Phoenix Dimensions(R) Option 4                   $              -    $              -   $              -
             Phoenix Income Choice(R)                         $              -    $              -   $              -
             Phoenix Investor's Edge(R) Option 1              $           0.65    $           0.59   $           0.64
             Phoenix Investor's Edge(R) Option 2              $           0.65    $           0.59   $           0.64
             Phoenix Investor's Edge(R) Option 3              $              -    $              -   $              -
             Phoenix Investor's Edge(R) Option 4              $              -    $              -   $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.66    $           0.60   $           0.68
             Phoenix Spectrum Edge(R) Option 2                $              -    $           0.60   $           0.68
             Phoenix Spectrum Edge(R) Option 3                $              -    $              -   $           0.67
             Phoenix Spectrum Edge(R) Option 4                $              -    $              -   $              -
             Phoenix Spectrum Edge(R) + Option 1              $              -    $           0.55   $              -
             Phoenix Spectrum Edge(R) + Option 2              $              -    $           0.55   $              -
             Retirement Planner's Edge                        $              -    $           0.59   $           0.55
             Templeton Investment Plus                        $              -    $              -   $              -
             The Big Edge Choice(R)--NY                       $           0.65    $           0.62   $           0.48
             The Big Edge Plus(R)                             $           0.65    $           0.62   $           5.96
             The Phoenix Edge(R)--VA NY Option 1              $           0.66    $           0.60   $           0.42
             The Phoenix Edge(R)--VA NY Option 2              $           0.66    $           0.60   $           0.45

                                                               Phoenix Dynamic
                                                               Asset Allocation
                                                              Series: Aggressive
                                                                    Growth
                                                              ------------------
Assets:
   Investments at fair value                                   $        689,467
                                                              ------------------
   Total Assets                                                $        689,467
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -
                                                              ------------------
         Total Net Assets                                      $        689,467
                                                              ==================
Net Assets:
   Accumulation Units                                          $        538,654
   Contracts in payout (annuitization period)                  $              -
   Retained in PLIC Variable Accumulation Separate
    Account by Phoenix Life Insurance Company                  $        150,813
                                                              ------------------
         Total Net Assets                                      $        689,467
                                                              ==================
                                                              ==================
         Units Outstanding                                              746,809
                                                              ==================
   Investment shares held                                                97,535
   Investments at cost                                         $      1,015,998

         Unit Value
             Asset Manager Option 1                            $              -
             Asset Manager Option 2                            $              -
             Big Edge                                          $              -
             Freedom Edge(R)                                   $              -
             Group Strategic Edge(R)                           $           0.69
             Phoenix Dimensions(R) Option 1                    $           0.73
             Phoenix Dimensions(R) Option 2                    $              -
             Phoenix Dimensions(R) Option 3                    $              -
             Phoenix Dimensions(R) Option 4                    $              -
             Phoenix Income Choice(R)                          $              -
             Phoenix Investor's Edge(R) Option 1               $           0.72
             Phoenix Investor's Edge(R) Option 2               $           0.72
             Phoenix Investor's Edge(R) Option 3               $              -
             Phoenix Investor's Edge(R) Option 4               $              -
             Phoenix Spectrum Edge(R) Option 1                 $              -
             Phoenix Spectrum Edge(R) Option 2                 $              -
             Phoenix Spectrum Edge(R) Option 3                 $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -
             Phoenix Spectrum Edge(R) + Option 2               $              -
             Retirement Planner's Edge                         $              -
             Templeton Investment Plus                         $              -
             The Big Edge Choice(R)--NY                        $              -
             The Big Edge Plus(R)                              $           0.69
             The Phoenix Edge(R)--VA NY Option 1               $              -
             The Phoenix Edge(R)--VA NY Option 2               $           0.73

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                                                Phoenix Dynamic
                                                              Phoenix Dynamic  Phoenix Dynamic  Asset Allocation
                                                              Asset Allocation Asset Allocation Series: Moderate
                                                               Series: Growth  Series: Moderate      Growth
                                                              ---------------- ---------------- ----------------
Assets:
   Investments at fair value                                  $        557,737 $      1,805,409 $      1,724,429
                                                              ---------------- ---------------- ----------------
   Total Assets                                               $        557,737 $      1,805,409 $      1,724,429
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              - $              - $              -
                                                              ---------------- ---------------- ----------------
         Total Net Assets                                     $        557,737 $      1,805,409 $      1,724,429
                                                              ================ ================ ================
Net Assets:
   Accumulation Units                                         $        396,140 $      1,613,218 $      1,548,808
   Contracts in payout (annuitization period)                 $              - $              - $              -
   Retained in PLIC Variable Accumulation Separate
    Account by Phoenix Life Insurance Company                 $        161,597 $        192,191 $        175,621
                                                              ---------------- ---------------- ----------------
         Total Net Assets                                     $        557,737 $      1,805,409 $      1,724,429
                                                              ================ ================ ================
                                                              ================ ================ ================
         Units Outstanding                                             535,632        1,765,286        1,849,462
                                                              ================ ================ ================
   Investment shares held                                               74,192          204,378          217,373
   Investments at cost                                        $        776,024 $      2,044,074 $      2,197,444

         Unit Value
             Asset Manager Option 1                           $              - $              - $              -
             Asset Manager Option 2                           $              - $              - $              -
             Big Edge                                         $              - $           0.92 $              -
             Freedom Edge(R)                                  $              - $           0.92 $           0.84
             Group Strategic Edge(R)                          $           0.75 $           0.91 $           0.82
             Phoenix Dimensions(R) Option 1                   $           0.78 $           0.93 $           0.85
             Phoenix Dimensions(R) Option 2                   $              - $           0.92 $              -
             Phoenix Dimensions(R) Option 3                   $              - $              - $              -
             Phoenix Dimensions(R) Option 4                   $              - $              - $              -
             Phoenix Income Choice(R)                         $              - $              - $              -
             Phoenix Investor's Edge(R) Option 1              $           0.77 $              - $           0.84
             Phoenix Investor's Edge(R) Option 2              $           0.77 $              - $              -
             Phoenix Investor's Edge(R) Option 3              $              - $              - $              -
             Phoenix Investor's Edge(R) Option 4              $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.78 $              - $           0.85
             Phoenix Spectrum Edge(R) Option 2                $              - $           0.93 $           0.85
             Phoenix Spectrum Edge(R) Option 3                $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 4                $              - $              - $              -
             Phoenix Spectrum Edge(R) + Option 1              $           0.67 $           0.85 $              -
             Phoenix Spectrum Edge(R) + Option 2              $           0.67 $              - $              -
             Retirement Planner's Edge                        $              - $              - $           0.84
             Templeton Investment Plus                        $              - $              - $              -
             The Big Edge Choice(R)--NY                       $           0.75 $           0.91 $              -
             The Big Edge Plus(R)                             $           0.75 $           0.91 $           0.82
             The Phoenix Edge(R)--VA NY Option 1              $              - $           0.94 $           0.86
             The Phoenix Edge(R)--VA NY Option 2              $              - $              - $              -


                                                               Phoenix Growth
                                                              and Income Series
                                                              -----------------
Assets:
   Investments at fair value                                  $      6,869,884
                                                              -----------------
   Total Assets                                               $      6,869,884
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -
                                                              -----------------
         Total Net Assets                                     $      6,869,884
                                                              =================
Net Assets:
   Accumulation Units                                         $      6,849,838
   Contracts in payout (annuitization period)                 $         20,046
   Retained in PLIC Variable Accumulation Separate
    Account by Phoenix Life Insurance Company                 $              -
                                                              -----------------
         Total Net Assets                                     $      6,869,884
                                                              =================
                                                              =================
         Units Outstanding                                           7,472,189
                                                              =================
   Investment shares held                                              727,125
   Investments at cost                                        $      7,443,802

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $           1.01
             Freedom Edge(R)                                  $           0.97
             Group Strategic Edge(R)                          $           0.98
             Phoenix Dimensions(R) Option 1                   $              -
             Phoenix Dimensions(R) Option 2                   $           0.80
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Investor's Edge(R) Option 1              $           0.85
             Phoenix Investor's Edge(R) Option 2              $           0.84
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.87
             Phoenix Spectrum Edge(R) Option 2                $           0.87
             Phoenix Spectrum Edge(R) Option 3                $           0.86
             Phoenix Spectrum Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) + Option 1              $              -
             Phoenix Spectrum Edge(R) + Option 2              $              -
             Retirement Planner's Edge                        $           0.80
             Templeton Investment Plus                        $              -
             The Big Edge Choice(R)--NY                       $           0.91
             The Big Edge Plus(R)                             $           0.98
             The Phoenix Edge(R)--VA NY Option 1              $           0.77
             The Phoenix Edge(R)--VA NY Option 2              $           0.77

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                                                 Phoenix Multi-
                                                              Phoenix Mid-Cap   Phoenix Money     Sector Fixed
                                                               Growth Series    Market Series    Income Series
                                                              ---------------- ---------------- ----------------
Assets:
   Investments at fair value                                  $      6,851,068 $     27,627,113 $     24,392,792
                                                              ---------------- ---------------- ----------------
   Total Assets                                               $      6,851,068 $     27,627,113 $     24,392,792
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              - $             56 $              -
                                                              ---------------- ---------------- ----------------
         Total Net Assets                                     $      6,851,068 $     27,627,057 $     24,392,792
                                                              ================ ================ ================
Net Assets:
   Accumulation Units                                         $      6,802,095 $     27,320,590 $     24,050,474
   Contracts in payout (annuitization period)                 $         48,973 $        306,467 $        342,318
                                                              ---------------- ---------------- ----------------
         Total Net Assets                                     $      6,851,068 $     27,627,057 $     24,392,792
                                                              ================ ================ ================
                                                              ================ ================ ================
         Units Outstanding                                           8,043,889       13,710,608        9,529,795
                                                              ================ ================ ================
   Investment shares held                                              739,057        2,762,714        3,549,320
   Investments at cost                                        $      9,647,563 $     27,627,113 $     33,402,789

         Unit Value
             Asset Manager Option 1                           $              - $              - $              -
             Asset Manager Option 2                           $              - $              - $              -
             Big Edge                                         $           0.84 $           2.84 $           5.27
             Freedom Edge(R)                                  $              - $           1.06 $           0.96
             Group Strategic Edge(R)                          $           0.91 $           2.69 $           4.99
             Phoenix Dimensions(R) Option 1                   $              - $           1.09 $           0.89
             Phoenix Dimensions(R) Option 2                   $              - $           1.08 $           0.88
             Phoenix Dimensions(R) Option 3                   $              - $              - $              -
             Phoenix Dimensions(R) Option 4                   $              - $              - $              -
             Phoenix Income Choice(R)                         $              -               $- $              -
             Phoenix Income Choice(R) with GPAF               $              - $              - $              -
             Phoenix Investor's Edge(R) Option 1              $           0.62 $           1.05 $           1.10
             Phoenix Investor's Edge(R) Option 2              $           0.62 $           1.04 $           1.09
             Phoenix Investor's Edge(R) Option 3              $              - $              - $              -
             Phoenix Investor's Edge(R) Option 4              $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 1                $              - $           1.03 $           0.81
             Phoenix Spectrum Edge(R) Option 2                $              - $           1.03 $           0.81
             Phoenix Spectrum Edge(R) Option 3                $           0.66 $           1.09 $           1.14
             Phoenix Spectrum Edge(R) Option 4                $           0.66 $           1.08 $           1.13
             Phoenix Spectrum Edge(R) + Option 1              $              - $              - $              -
             Phoenix Spectrum Edge(R) + Option 2              $              - $              - $              -
             Retirement Planner's Edge                        $           0.51 $           1.08 $           1.15
             Templeton Investment Plus                        $              - $           1.70 $              -
             The Big Edge Choice(R)--NY                       $           0.86 $           1.22 $           1.20
             The Big Edge Plus(R)                             $           0.91 $           2.69 $           4.99
             The Phoenix Edge(R)--VA NY Option 1              $           0.58 $           1.13 $           1.20
             The Phoenix Edge(R)--VA NY Option 2              $           0.50 $           1.10 $           1.15

                                                               Phoenix Multi-
                                                              Sector Short Term
                                                                 Bond Series
                                                              -----------------
Assets:
   Investments at fair value                                  $      2,668,958
                                                              -----------------
   Total Assets                                               $      2,668,958
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -
                                                              -----------------
         Total Net Assets                                     $      2,668,958
                                                              =================
Net Assets:
   Accumulation Units                                         $      2,668,958
   Contracts in payout (annuitization period)                 $              -
                                                              -----------------
         Total Net Assets                                     $      2,668,958
                                                              =================
                                                              =================
         Units Outstanding                                           2,710,787
                                                              =================
   Investment shares held                                              324,320
   Investments at cost                                        $      3,223,045

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $           0.99
             Freedom Edge(R)                                  $              -
             Group Strategic Edge(R)                          $           0.98
             Phoenix Dimensions(R) Option 1                   $           0.94
             Phoenix Dimensions(R) Option 2                   $              -
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Income Choice(R) with GPAF               $              -
             Phoenix Investor's Edge(R) Option 1              $           0.98
             Phoenix Investor's Edge(R) Option 2              $           0.97
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $              -
             Phoenix Spectrum Edge(R) Option 2                $              -
             Phoenix Spectrum Edge(R) Option 3                $           1.01
             Phoenix Spectrum Edge(R) Option 4                $           1.00
             Phoenix Spectrum Edge(R) + Option 1              $              -
             Phoenix Spectrum Edge(R) + Option 2              $              -
             Retirement Planner's Edge                        $              -
             Templeton Investment Plus                        $              -
             The Big Edge Choice(R)--NY                       $           0.98
             The Big Edge Plus(R)                             $           0.98
             The Phoenix Edge(R)--VA NY Option 1              $           1.02
             The Phoenix Edge(R)--VA NY Option 2              $           1.00

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)


                                                              Phoenix Small-Cap Phoenix Strategic   Phoenix-Aberdeen
                                                                Growth Series   Allocation Series International Series
                                                              ----------------- ----------------- --------------------
Assets:
   Investments at fair value                                  $      2,609,477  $     80,497,421    $     34,315,309
                                                              ----------------- ----------------- --------------------
   Total Assets                                               $      2,609,477  $     80,497,421    $     34,315,309
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -  $              -    $              -
                                                              ----------------- ----------------- --------------------
         Total Net Assets                                     $      2,609,477  $     80,497,421    $     34,315,309
                                                              ================= ================= ====================
Net Assets:
   Accumulation Units                                         $      2,555,225  $     79,785,088    $     34,177,574
   Contracts in payout (annuitization period)                 $         54,252  $        712,333    $        137,735
                                                              ----------------- ----------------- --------------------
         Total Net Assets                                     $      2,609,477  $     80,497,421    $     34,315,309
                                                              ================= ================= ====================
                                                              ================= ================= ====================
         Units Outstanding                                           2,189,842        17,233,643          19,202,945
                                                              ================= ================= ====================
   Investment shares held                                              273,843         8,701,431           3,136,593
   Investments at cost                                        $      4,260,361  $    109,814,783    $     36,644,956

         Unit Value
             Asset Manager Option 1                           $              -  $              -    $              -
             Asset Manager Option 2                           $              -  $              -    $              -
             Big Edge                                         $           1.31  $           5.79    $           2.44
             Freedom Edge(R)                                  $              -  $              -    $           1.39
             Group Strategic Edge(R)                          $           1.29  $           5.48    $           2.33
             Phoenix Dimensions(R) Option 1                   $           0.85  $              -    $           1.03
             Phoenix Dimensions(R) Option 2                   $           0.85  $              -    $           1.02
             Phoenix Dimensions(R) Option 3                   $              -  $              -    $              -
             Phoenix Dimensions(R) Option 4                   $              -  $              -    $              -
             Phoenix Income Choice(R)                         $              -  $              -    $              -
             Phoenix Investor's Edge(R) Option 1              $           1.25  $           0.94    $           1.34
             Phoenix Investor's Edge(R) Option 2              $           1.24  $           0.93    $           1.33
             Phoenix Investor's Edge(R) Option 3              $              -  $              -    $              -
             Phoenix Investor's Edge(R) Option 4              $              -  $              -    $              -
             Phoenix Spectrum Edge(R) Option 1                $           1.30  $           0.98    $           1.37
             Phoenix Spectrum Edge(R) Option 2                $           1.29  $           0.97    $           1.35
             Phoenix Spectrum Edge(R) Option 3                $              -  $           0.96    $           1.34
             Phoenix Spectrum Edge(R) Option 4                $              -  $              -    $              -
             Phoenix Spectrum Edge(R) + Option 1              $              -  $              -    $           0.64
             Phoenix Spectrum Edge(R) + Option 2              $           0.57  $              -    $           0.63
             Retirement Planner's Edge                        $           1.28  $           0.94    $           1.19
             Templeton Investment Plus                        $              -  $              -    $              -
             The Big Edge Choice(R)--NY                       $           1.28  $           1.15    $           1.05
             The Big Edge Plus(R)                             $           1.29  $           5.48    $           2.33
             The Phoenix Edge(R)--VA NY Option 1              $           1.32  $           1.03    $           1.01
             The Phoenix Edge(R)--VA NY Option 2              $           1.29  $           0.99    $           1.06

                                                                Phoenix-Duff &
                                                              Phelps Real Estate
                                                              Securities Series
                                                              ------------------
Assets:
   Investments at fair value                                   $      8,761,005
                                                              ------------------
   Total Assets                                                $      8,761,005
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -
                                                              ------------------
         Total Net Assets                                      $      8,761,005
                                                              ==================
Net Assets:
   Accumulation Units                                          $      8,670,736
   Contracts in payout (annuitization period)                  $         90,269
                                                              ------------------
         Total Net Assets                                      $      8,761,005
                                                              ==================
                                                              ==================
         Units Outstanding                                            4,120,239
                                                              ==================
   Investment shares held                                               538,926
   Investments at cost                                         $      7,973,050

         Unit Value
             Asset Manager Option 1                            $              -
             Asset Manager Option 2                            $              -
             Big Edge                                          $           3.32
             Freedom Edge(R)                                   $           1.22
             Group Strategic Edge(R)                           $           3.25
             Phoenix Dimensions(R) Option 1                    $           0.77
             Phoenix Dimensions(R) Option 2                    $           0.77
             Phoenix Dimensions(R) Option 3                    $              -
             Phoenix Dimensions(R) Option 4                    $              -
             Phoenix Income Choice(R)                          $              -
             Phoenix Investor's Edge(R) Option 1               $           1.56
             Phoenix Investor's Edge(R) Option 2               $           1.54
             Phoenix Investor's Edge(R) Option 3               $              -
             Phoenix Investor's Edge(R) Option 4               $              -
             Phoenix Spectrum Edge(R) Option 1                 $           1.58
             Phoenix Spectrum Edge(R) Option 2                 $           1.56
             Phoenix Spectrum Edge(R) Option 3                 $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -
             Phoenix Spectrum Edge(R) + Option 1               $           0.54
             Phoenix Spectrum Edge(R) + Option 2               $           0.54
             Retirement Planner's Edge                         $           1.64
             Templeton Investment Plus                         $              -
             The Big Edge Choice(R)--NY                        $           1.89
             The Big Edge Plus(R)                              $           3.25
             The Phoenix Edge(R)--VA NY Option 1               $           1.81
             The Phoenix Edge(R)--VA NY Option 2               $           1.73

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                               Phoenix-Sanford  Phoenix-Sanford    Phoenix-Van
                                                              Bernstein Mid-Cap Bernstein Small- Kampen Comstock
                                                                Value Series    Cap Value Series     Series
                                                              ----------------- ---------------- ----------------
Assets:
   Investments at fair value                                  $      9,035,934  $      4,181,355 $      5,532,041
                                                              ----------------- ---------------- ----------------
   Total Assets                                               $      9,035,934  $      4,181,355 $      5,532,041
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -  $              - $              -
                                                              ----------------- ---------------- ----------------
         Total Net Assets                                     $      9,035,934  $      4,181,355 $      5,532,041
                                                              ================= ================ ================
Net Assets:
   Accumulation Units                                         $      8,846,376  $      4,113,651 $      5,410,178
   Contracts in payout (annuitization period)                 $        189,558  $         67,704 $        121,863
                                                              ----------------- ---------------- ----------------
         Total Net Assets                                     $      9,035,934  $      4,181,355 $      5,532,041
                                                              ================= ================ ================
                                                              ================= ================ ================
         Units Outstanding                                           7,846,821         3,262,218        5,644,386
                                                              ================= ================ ================
   Investment shares held                                            1,196,709           476,973          719,375
   Investments at cost                                        $     12,500,915  $      5,759,270 $      8,729,544

         Unit Value
             Asset Manager Option 1                           $              -  $              - $              -
             Asset Manager Option 2                           $              -  $              - $              -
             Big Edge                                         $           1.27  $           1.24 $           1.11
             Freedom Edge(R)                                  $           1.09  $           1.06 $              -
             Group Strategic Edge(R)                          $           1.26  $           1.37 $           1.14
             Phoenix Dimensions(R) Option 1                   $           0.78  $           0.73 $           0.77
             Phoenix Dimensions(R) Option 2                   $           0.77  $           0.73 $              -
             Phoenix Dimensions(R) Option 3                   $              -  $              - $              -
             Phoenix Dimensions(R) Option 4                   $              -  $              - $              -
             Phoenix Income Choice(R)                         $              -  $              - $              -
             Phoenix Income Choice(R) with GPAF               $              -  $              - $              -
             Phoenix Investor's Edge(R) Option 1              $           1.11  $           1.09 $           0.81
             Phoenix Investor's Edge(R) Option 2              $           1.09  $           1.07 $           0.80
             Phoenix Investor's Edge(R) Option 3              $              -  $              - $              -
             Phoenix Investor's Edge(R) Option 4              $              -  $              - $              -
             Phoenix Spectrum Edge(R) Option 1                $           1.11  $           1.08 $           0.83
             Phoenix Spectrum Edge(R) Option 2                $           1.10  $           1.07 $           0.82
             Phoenix Spectrum Edge(R) Option 3                $              -  $              - $              -
             Phoenix Spectrum Edge(R) Option 4                $              -  $              - $              -
             Phoenix Spectrum Edge(R) + Option 1              $           0.56  $              - $              -
             Phoenix Spectrum Edge(R) + Option 2              $           0.56  $              - $              -
             Retirement Planner's Edge                        $           1.41  $              - $           0.67
             Templeton Investment Plus                        $              -  $              - $              -
             The Big Edge Choice(R)--NY                       $           1.26  $           1.19 $           1.12
             The Big Edge Plus(R)                             $           1.26  $           1.37 $           1.14
             The Phoenix Edge(R)--VA NY Option 1              $           1.49  $           1.32 $           0.69
             The Phoenix Edge(R)--VA NY Option 2              $           1.36  $           1.32 $           0.67

                                                                 Phoenix-Van
                                                              Kampen Equity 500
                                                                Index Series
                                                              -----------------
Assets:
   Investments at fair value                                  $      8,015,510
                                                              -----------------
   Total Assets                                               $      8,015,510
Liabilities:
   Payable to Phoenix Life Insurance Company                  $             56
                                                              -----------------
         Total Net Assets                                     $      8,015,454
                                                              =================
Net Assets:
   Accumulation Units                                         $      4,566,280
   Contracts in payout (annuitization period)                 $      3,449,174
                                                              -----------------
         Total Net Assets                                     $      8,015,454
                                                              =================
                                                              =================
         Units Outstanding                                          10,594,789
                                                              =================
   Investment shares held                                              988,544
   Investments at cost                                        $     10,401,014

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $           0.92
             Freedom Edge(R)                                  $              -
             Group Strategic Edge(R)                          $           0.92
             Phoenix Dimensions(R) Option 1                   $              -
             Phoenix Dimensions(R) Option 2                   $              -
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Income Choice(R) with GPAF               $           0.66
             Phoenix Investor's Edge(R) Option 1              $           0.75
             Phoenix Investor's Edge(R) Option 2              $           0.75
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.78
             Phoenix Spectrum Edge(R) Option 2                $           0.77
             Phoenix Spectrum Edge(R) Option 3                $              -
             Phoenix Spectrum Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) + Option 1              $              -
             Phoenix Spectrum Edge(R) + Option 2              $              -
             Retirement Planner's Edge                        $           0.71
             Templeton Investment Plus                        $              -
             The Big Edge Choice(R)--NY                       $           0.74
             The Big Edge Plus(R)                             $           0.92
             The Phoenix Edge(R)--VA NY Option 1              $           0.78
             The Phoenix Edge(R)--VA NY Option 2              $           0.63

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                     PIMCO
                                                                 CommodityReal
                                                              Return/TM/ Strategy  PIMCO Real Return     PIMCO Total
                                                              Portfolio - Advisor Portfolio - Advisor Return Portfolio -
                                                                     Class               Class          Advisor Class
                                                              ------------------- ------------------- ------------------
Assets:
   Investments at fair value                                   $      1,521,770    $      1,054,714    $      1,981,878
                                                              ------------------- ------------------- ------------------
   Total Assets                                                $      1,521,770    $      1,054,714    $      1,981,878
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -    $              -    $              -
                                                              ------------------- ------------------- ------------------
         Total Net Assets                                      $      1,521,770    $      1,054,714    $      1,981,878
                                                              =================== =================== ==================
Net Assets:
   Accumulation Units                                          $      1,521,770    $      1,054,714    $      1,981,878
   Contracts in payout (annuitization period)                  $              -    $              -    $              -
                                                              ------------------- ------------------- ------------------
         Total Net Assets                                      $      1,521,770    $      1,054,714    $      1,981,878
                                                              =================== =================== ==================
                                                              =================== =================== ==================
         Units Outstanding                                            2,327,856           1,047,946           1,761,471
                                                              =================== =================== ==================
   Investment shares held                                               217,085              93,667             192,228
   Investments at cost                                         $      2,657,770    $      1,180,149    $      1,996,142

         Unit Value
             Asset Manager Option 1                            $              -    $              -    $              -
             Asset Manager Option 2                            $              -    $              -    $              -
             Big Edge                                          $           0.68    $           1.01    $           1.13
             Freedom Edge(R)                                   $           0.64    $           1.01    $              -
             Group Strategic Edge(R)                           $           0.67    $           1.00    $           1.12
             Phoenix Dimensions(R) Option 1                    $           0.64    $           1.02    $              -
             Phoenix Dimensions(R) Option 2                    $           0.64    $           1.01    $           1.14
             Phoenix Dimensions(R) Option 3                    $              -    $              -    $              -
             Phoenix Dimensions(R) Option 4                    $              -    $              -    $              -
             Phoenix Income Choice(R)                          $              -    $              -    $              -
             Phoenix Investor's Edge(R) Option 1               $           0.63    $              -    $              -
             Phoenix Investor's Edge(R) Option 2               $           0.63    $           1.00    $           1.13
             Phoenix Investor's Edge(R) Option 3               $              -    $              -    $              -
             Phoenix Investor's Edge(R) Option 4               $              -    $              -    $              -
             Phoenix Spectrum Edge(R) Option 1                 $           0.64    $           1.02    $           1.15
             Phoenix Spectrum Edge(R) Option 2                 $           0.64    $           1.02    $           1.15
             Phoenix Spectrum Edge(R) Option 3                 $              -    $              -    $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -    $              -    $              -
             Phoenix Spectrum Edge(R) + Option 1               $           0.64    $              -    $              -
             Phoenix Spectrum Edge(R) + Option 2               $           0.64    $              -    $              -
             Retirement Planner's Edge                         $           0.64    $              -    $              -
             Templeton Investment Plus                         $              -    $              -    $              -
             The Big Edge Choice(R)--NY                        $           0.67    $           1.00    $           1.12
             The Big Edge Plus(R)                              $           0.67    $           1.00    $           1.12
             The Phoenix Edge(R)--VA NY Option 1               $           0.65    $              -    $           1.16
             The Phoenix Edge(R)--VA NY Option 2               $           0.64    $              -    $           1.15

                                                              Rydex Variable
                                                               Trust Inverse
                                                              Government Long
                                                               Bond Strategy
                                                                   Fund
                                                              ----------------
Assets:
   Investments at fair value                                  $        187,481
                                                              ----------------
   Total Assets                                               $        187,481
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -
                                                              ----------------
         Total Net Assets                                     $        187,481
                                                              ================
Net Assets:
   Accumulation Units                                         $        187,481
   Contracts in payout (annuitization period)                 $              -
                                                              ----------------
         Total Net Assets                                     $        187,481
                                                              ================
                                                              ================
         Units Outstanding                                             314,047
                                                              ================
   Investment shares held                                               13,784
   Investments at cost                                        $        340,821

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $              -
             Freedom Edge(R)                                  $              -
             Group Strategic Edge(R)                          $              -
             Phoenix Dimensions(R) Option 1                   $              -
             Phoenix Dimensions(R) Option 2                   $              -
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Investor's Edge(R) Option 1              $           0.59
             Phoenix Investor's Edge(R) Option 2              $           0.58
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.61
             Phoenix Spectrum Edge(R) Option 2                $           0.60
             Phoenix Spectrum Edge(R) Option 3                $              -
             Phoenix Spectrum Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) + Option 1              $              -
             Phoenix Spectrum Edge(R) + Option 2              $              -
             Retirement Planner's Edge                        $              -
             Templeton Investment Plus                        $              -
             The Big Edge Choice(R)--NY                       $              -
             The Big Edge Plus(R)                             $              -
             The Phoenix Edge(R)--VA NY Option 1              $              -
             The Phoenix Edge(R)--VA NY Option 2              $           0.60

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                                Rydex Variable  Sentinel Variable
                                                              Rydex Variable     Trust Sector   Products Balanced
                                                              Trust Nova Fund   Rotation Fund         Fund
                                                              ---------------- ---------------- -----------------
Assets:
   Investments at fair value                                  $          7,224 $        352,576 $         53,441
                                                              ---------------- ---------------- -----------------
   Total Assets                                               $          7,224 $        352,576 $         53,441
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              - $              - $              -
                                                              ---------------- ---------------- -----------------
         Total Net Assets                                     $          7,224 $        352,576 $         53,441
                                                              ================ ================ =================
Net Assets:
   Accumulation Units                                         $          7,224 $        352,576 $         53,441
   Contracts in payout (annuitization period)                 $              - $              - $              -
                                                              ---------------- ---------------- -----------------
         Total Net Assets                                     $          7,224 $        352,576 $         53,441
                                                              ================ ================ =================
                                                              ================ ================ =================
         Units Outstanding                                               9,737          318,896           69,963
                                                              ================ ================ =================
   Investment shares held                                                1,588           38,958            5,853
   Investments at cost                                        $         12,010 $        363,362 $         64,929

         Unit Value
             Asset Manager Option 1                           $              - $              - $              -
             Asset Manager Option 2                           $              - $              - $              -
             Big Edge                                         $              - $           1.12 $           0.77
             Freedom Edge(R)                                  $              - $              - $              -
             Group Strategic Edge(R)                          $              - $           1.10 $              -
             Phoenix Dimensions(R) Option 1                   $              - $              - $              -
             Phoenix Dimensions(R) Option 2                   $              - $              - $           0.76
             Phoenix Dimensions(R) Option 3                   $              - $              - $              -
             Phoenix Dimensions(R) Option 4                   $              - $              - $              -
             Phoenix Income Choice(R)                         $              - $              - $              -
             Phoenix Investor's Edge(R) Option 1              $              - $              - $              -
             Phoenix Investor's Edge(R) Option 2              $           0.72 $              - $              -
             Phoenix Investor's Edge(R) Option 3              $              - $              - $              -
             Phoenix Investor's Edge(R) Option 4              $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.75 $           1.11 $              -
             Phoenix Spectrum Edge(R) Option 2                $              - $           1.10 $              -
             Phoenix Spectrum Edge(R) Option 3                $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 4                $              - $              - $              -
             Phoenix Spectrum Edge(R) + Option 1              $              - $              - $              -
             Phoenix Spectrum Edge(R) + Option 2              $              - $              - $              -
             Retirement Planner's Edge                        $              - $              - $              -
             Templeton Investment Plus                        $              - $              - $              -
             The Big Edge Choice(R)--NY                       $              - $              - $              -
             The Big Edge Plus(R)                             $              - $           1.10 $           0.76
             The Phoenix Edge(R)--VA NY Option 1              $              - $              - $              -
             The Phoenix Edge(R)--VA NY Option 2              $              - $              - $              -

                                                              Sentinel Variable
                                                                Products Bond
                                                                    Fund
                                                              -----------------
Assets:
   Investments at fair value                                  $      2,023,674
                                                              -----------------
   Total Assets                                               $      2,023,674
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -
                                                              -----------------
         Total Net Assets                                     $      2,023,674
                                                              =================
Net Assets:
   Accumulation Units                                         $      2,023,674
   Contracts in payout (annuitization period)                 $              -
                                                              -----------------
         Total Net Assets                                     $      2,023,674
                                                              =================
                                                              =================
         Units Outstanding                                           1,946,044
                                                              =================
   Investment shares held                                              203,999
   Investments at cost                                        $      2,072,075

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $           1.05
             Freedom Edge(R)                                  $           1.04
             Group Strategic Edge(R)                          $           1.04
             Phoenix Dimensions(R) Option 1                   $           1.04
             Phoenix Dimensions(R) Option 2                   $           1.04
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Investor's Edge(R) Option 1              $           1.04
             Phoenix Investor's Edge(R) Option 2              $           1.03
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $           1.04
             Phoenix Spectrum Edge(R) Option 2                $           1.04
             Phoenix Spectrum Edge(R) Option 3                $              -
             Phoenix Spectrum Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) + Option 1              $           1.04
             Phoenix Spectrum Edge(R) + Option 2              $           1.04
             Retirement Planner's Edge                        $              -
             Templeton Investment Plus                        $              -
             The Big Edge Choice(R)--NY                       $           1.04
             The Big Edge Plus(R)                             $           1.04
             The Phoenix Edge(R)--VA NY Option 1              $           1.05
             The Phoenix Edge(R)--VA NY Option 2              $           1.04

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)


                                                              Sentinel Variable Sentinel Variable Sentinel Variable
                                                               Products Common  Products Mid Cap   Products Small
                                                                 Stock Fund        Growth Fund      Company Fund
                                                              ----------------- ----------------- -----------------
Assets:
   Investments at fair value                                  $      3,792,334  $        256,378  $        562,164
                                                              ----------------- ----------------- -----------------
   Total Assets                                               $      3,792,334  $        256,378  $        562,164
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -  $              -  $              -
                                                              ----------------- ----------------- -----------------
         Total Net Assets                                     $      3,792,334  $        256,378  $        562,164
                                                              ================= ================= =================
Net Assets:
   Accumulation Units                                         $      3,792,334  $        254,961  $        562,164
   Contracts in payout (annuitization period)                 $              -  $          1,417  $              -
                                                              ----------------- ----------------- -----------------
         Total Net Assets                                     $      3,792,334  $        256,378  $        562,164
                                                              ================= ================= =================
                                                              ================= ================= =================
         Units Outstanding                                           5,617,434           446,720           837,545
                                                              ================= ================= =================
   Investment shares held                                              401,732            38,265            60,447
   Investments at cost                                        $      5,042,228  $        451,976  $        763,752

         Unit Value
             Asset Manager Option 1                           $              -  $              -  $              -
             Asset Manager Option 2                           $              -  $              -  $              -
             Big Edge                                         $           0.68  $           0.58  $           0.67
             Freedom Edge(R)                                  $           0.67  $              -  $           0.67
             Group Strategic Edge(R)                          $           0.68  $              -  $           0.67
             Phoenix Dimensions(R) Option 1                   $           0.68  $              -  $           0.67
             Phoenix Dimensions(R) Option 2                   $           0.67  $              -  $           0.67
             Phoenix Dimensions(R) Option 3                   $              -  $              -  $              -
             Phoenix Dimensions(R) Option 4                   $              -  $              -  $              -
             Phoenix Income Choice(R)                         $              -  $              -  $              -
             Phoenix Investor's Edge(R) Option 1              $           0.67  $              -  $           0.67
             Phoenix Investor's Edge(R) Option 2              $           0.67  $              -  $           0.67
             Phoenix Investor's Edge(R) Option 3              $              -  $              -  $              -
             Phoenix Investor's Edge(R) Option 4              $              -  $              -  $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.68  $           0.58  $           0.67
             Phoenix Spectrum Edge(R) Option 2                $           0.68  $              -  $           0.67
             Phoenix Spectrum Edge(R) Option 3                $              -  $              -  $              -
             Phoenix Spectrum Edge(R) Option 4                $              -  $              -  $              -
             Phoenix Spectrum Edge(R) + Option 1              $           0.68  $              -  $           0.67
             Phoenix Spectrum Edge(R) + Option 2              $           0.68  $              -  $           0.67
             Retirement Planner's Edge                        $              -  $              -  $              -
             Templeton Investment Plus                        $              -  $              -  $              -
             The Big Edge Choice(R)--NY                       $           0.68  $           0.57  $           0.67
             The Big Edge Plus(R)                             $           0.68  $           0.57  $           0.67
             The Phoenix Edge(R)--VA NY Option 1              $              -  $              -  $              -
             The Phoenix Edge(R)--VA NY Option 2              $           0.68  $              -  $           0.67

                                                                  Summit S&P
                                                               MidCap 400 Index
                                                              Portfolio - Class I
                                                                    Shares
                                                              -------------------
Assets:
   Investments at fair value                                   $         21,426
                                                              -------------------
   Total Assets                                                $         21,426
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -
                                                              -------------------
         Total Net Assets                                      $         21,426
                                                              ===================
Net Assets:
   Accumulation Units                                          $         21,426
   Contracts in payout (annuitization period)                  $              -
                                                              -------------------
         Total Net Assets                                      $         21,426
                                                              ===================
                                                              ===================
         Units Outstanding                                               30,640
                                                              ===================
   Investment shares held                                                   531
   Investments at cost                                         $         25,473

         Unit Value
             Asset Manager Option 1                            $              -
             Asset Manager Option 2                            $              -
             Big Edge                                          $           0.70
             Freedom Edge(R)                                   $              -
             Group Strategic Edge(R)                           $              -
             Phoenix Dimensions(R) Option 1                    $              -
             Phoenix Dimensions(R) Option 2                    $              -
             Phoenix Dimensions(R) Option 3                    $              -
             Phoenix Dimensions(R) Option 4                    $              -
             Phoenix Income Choice(R)                          $              -
             Phoenix Investor's Edge(R) Option 1               $              -
             Phoenix Investor's Edge(R) Option 2               $              -
             Phoenix Investor's Edge(R) Option 3               $              -
             Phoenix Investor's Edge(R) Option 4               $              -
             Phoenix Spectrum Edge(R) Option 1                 $              -
             Phoenix Spectrum Edge(R) Option 2                 $              -
             Phoenix Spectrum Edge(R) Option 3                 $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -
             Phoenix Spectrum Edge(R) + Option 2               $              -
             Retirement Planner's Edge                         $              -
             Templeton Investment Plus                         $              -
             The Big Edge Choice(R)--NY                        $              -
             The Big Edge Plus(R)                              $              -
             The Phoenix Edge(R)--VA NY Option 1               $           0.70
             The Phoenix Edge(R)--VA NY Option 2               $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                  Templeton          Templeton
                                                              Developing Markets Developing Markets Templeton Foreign
                                                              Securities Fund -  Securities Fund -  Securities Fund -
                                                                   Class 1            Class 2            Class 1
                                                              ------------------ ------------------ -----------------
Assets:
   Investments at fair value                                   $        343,803   $      1,273,535  $     12,445,098
                                                              ------------------ ------------------ -----------------
   Total Assets                                                $        343,803   $      1,273,535  $     12,445,098
Liabilities:
   Payable to Phoenix Life Insurance Company                   $              -   $              -  $              -
                                                              ------------------ ------------------ -----------------
         Total Net Assets                                      $        343,803   $      1,273,535  $     12,445,098
                                                              ================== ================== =================
Net Assets:
   Accumulation Units                                          $        343,803   $      1,270,524  $     12,428,533
   Contracts in payout (annuitization period)                  $              -   $          3,011  $         16,565
                                                              ------------------ ------------------ -----------------
         Total Net Assets                                      $        343,803   $      1,273,535  $     12,445,098
                                                              ================== ================== =================
                                                              ================== ================== =================
         Units Outstanding                                              386,568          1,497,312         5,310,175
                                                              ================== ================== =================
   Investment shares held                                                56,269            210,851         1,136,539
   Investments at cost                                         $        369,833   $      2,390,351  $     11,580,697

         Unit Value
             Asset Manager Option 1                            $              -   $              -  $              -
             Asset Manager Option 2                            $              -   $              -  $              -
             Big Edge                                          $              -   $           0.87  $              -
             Freedom Edge(R)                                   $              -   $           0.63  $              -
             Group Strategic Edge(R)                           $              -   $           0.83  $              -
             Phoenix Dimensions(R) Option 1                    $              -   $              -  $              -
             Phoenix Dimensions(R) Option 2                    $              -   $           0.63  $              -
             Phoenix Dimensions(R) Option 3                    $              -   $              -  $              -
             Phoenix Dimensions(R) Option 4                    $              -   $              -  $              -
             Phoenix Income Choice(R)                          $              -   $              -  $              -
             Phoenix Investor's Edge(R) Option 1               $              -   $           0.63  $              -
             Phoenix Investor's Edge(R) Option 2               $              -   $           0.63  $              -
             Phoenix Investor's Edge(R) Option 3               $              -   $              -  $              -
             Phoenix Investor's Edge(R) Option 4               $              -   $              -  $              -
             Phoenix Spectrum Edge(R) Option 1                 $              -   $           0.64  $              -
             Phoenix Spectrum Edge(R) Option 2                 $              -   $           0.63  $              -
             Phoenix Spectrum Edge(R) Option 3                 $              -   $              -  $              -
             Phoenix Spectrum Edge(R) Option 4                 $              -   $              -  $              -
             Phoenix Spectrum Edge(R) + Option 1               $              -   $              -  $              -
             Phoenix Spectrum Edge(R) + Option 2               $              -   $              -  $              -
             Retirement Planner's Edge                         $              -   $              -  $              -
             Templeton Investment Plus                         $           0.89   $              -  $           2.34
             The Big Edge Choice(R)--NY                        $              -   $           1.87  $              -
             The Big Edge Plus(R)                              $              -   $           0.83  $              -
             The Phoenix Edge(R)--VA NY Option 1               $              -   $           1.73  $              -
             The Phoenix Edge(R)--VA NY Option 2               $              -   $           1.64  $              -

                                                              Templeton Foreign
                                                              Securities Fund -
                                                                   Class 2
                                                              -----------------
Assets:
   Investments at fair value                                  $      3,583,681
                                                              -----------------
   Total Assets                                               $      3,583,681
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -
                                                              -----------------
         Total Net Assets                                     $      3,583,681
                                                              =================
Net Assets:
   Accumulation Units                                         $      3,552,819
   Contracts in payout (annuitization period)                 $         30,862
                                                              -----------------
         Total Net Assets                                     $      3,583,681
                                                              =================
                                                              =================
         Units Outstanding                                           3,105,862
                                                              =================
   Investment shares held                                              333,056
   Investments at cost                                        $      6,007,590

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $           1.13
             Freedom Edge(R)                                  $              -
             Group Strategic Edge(R)                          $           1.21
             Phoenix Dimensions(R) Option 1                   $           0.90
             Phoenix Dimensions(R) Option 2                   $           0.89
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Investor's Edge(R) Option 1              $           1.09
             Phoenix Investor's Edge(R) Option 2              $           1.08
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $           1.12
             Phoenix Spectrum Edge(R) Option 2                $           1.11
             Phoenix Spectrum Edge(R) Option 3                $              -
             Phoenix Spectrum Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) + Option 1              $              -
             Phoenix Spectrum Edge(R) + Option 2              $              -
             Retirement Planner's Edge                        $           0.97
             Templeton Investment Plus                        $              -
             The Big Edge Choice(R)--NY                       $           0.97
             The Big Edge Plus(R)                             $           1.21
             The Phoenix Edge(R)--VA NY Option 1              $           1.04
             The Phoenix Edge(R)--VA NY Option 2              $           0.92

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                              Templeton Global Templeton Global Templeton Global
                                                              Asset Allocation Asset Allocation Income Securities
                                                               Fund - Class 1   Fund - Class 2   Fund - Class 1
                                                              ---------------- ---------------- -----------------
Assets:
   Investments at fair value                                  $     23,928,611 $      1,173,288 $      4,879,664
                                                              ---------------- ---------------- -----------------
   Total Assets                                               $     23,928,611 $      1,173,288 $      4,879,664
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              - $              - $              -
                                                              ---------------- ---------------- -----------------
         Total Net Assets                                     $     23,928,611 $      1,173,288 $      4,879,664
                                                              ================ ================ =================
Net Assets:
   Accumulation Units                                         $     23,698,344 $      1,157,456 $      4,824,038
   Contracts in payout (annuitization period)                 $        230,267 $         15,832 $         55,626
                                                              ---------------- ---------------- -----------------
         Total Net Assets                                     $     23,928,611 $      1,173,288 $      4,879,664
                                                              ================ ================ =================
                                                              ================ ================ =================
         Units Outstanding                                           5,838,225          724,852        1,381,804
                                                              ================ ================ =================
   Investment shares held                                            2,772,724          138,521          280,118
   Investments at cost                                        $     33,433,140 $      2,524,983 $      3,001,803

         Unit Value
             Asset Manager Option 1                           $              - $              - $              -
             Asset Manager Option 2                           $              - $              - $              -
             Big Edge                                         $              - $           1.63 $              -
             Freedom Edge(R)                                  $              - $              - $              -
             Group Strategic Edge(R)                          $              - $           1.66 $              -
             Phoenix Dimensions(R) Option 1                   $              - $              - $              -
             Phoenix Dimensions(R) Option 2                   $              - $              - $              -
             Phoenix Dimensions(R) Option 3                   $              - $              - $              -
             Phoenix Dimensions(R) Option 4                   $              - $              - $              -
             Phoenix Income Choice(R)                         $              - $              - $              -
             Phoenix Investor's Edge(R) Option 1              $              - $              - $              -
             Phoenix Investor's Edge(R) Option 2              $              - $              - $              -
             Phoenix Investor's Edge(R) Option 3              $              - $              - $              -
             Phoenix Investor's Edge(R) Option 4              $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 1                $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 2                $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 3                $              - $              - $              -
             Phoenix Spectrum Edge(R) Option 4                $              - $              - $              -
             Phoenix Spectrum Edge(R) + Option 1              $              - $              - $              -
             Phoenix Spectrum Edge(R) + Option 2              $              - $              - $              -
             Retirement Planner's Edge                        $              - $              - $              -
             Templeton Investment Plus                        $           4.10 $              - $           3.53
             The Big Edge Choice(R)--NY                       $              - $           1.45 $              -
             The Big Edge Plus(R)                             $              - $           1.66 $              -
             The Phoenix Edge(R)--VA NY Option 1              $              - $           1.29 $              -
             The Phoenix Edge(R)--VA NY Option 2              $              - $           1.32 $              -

                                                              Templeton Growth
                                                              Securities Fund -
                                                                   Class 1
                                                              -----------------
Assets:
   Investments at fair value                                  $     39,431,109
                                                              -----------------
   Total Assets                                               $     39,431,109
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -
                                                              -----------------
         Total Net Assets                                     $     39,431,109
                                                              =================
Net Assets:
   Accumulation Units                                         $     39,071,995
   Contracts in payout (annuitization period)                 $        359,114
                                                              -----------------
         Total Net Assets                                     $     39,431,109
                                                              =================
                                                              =================
         Units Outstanding                                          12,085,460
                                                              =================
   Investment shares held                                            4,727,950
   Investments at cost                                        $     61,163,618

         Unit Value
             Asset Manager Option 1                           $              -
             Asset Manager Option 2                           $              -
             Big Edge                                         $              -
             Freedom Edge(R)                                  $              -
             Group Strategic Edge(R)                          $              -
             Phoenix Dimensions(R) Option 1                   $              -
             Phoenix Dimensions(R) Option 2                   $              -
             Phoenix Dimensions(R) Option 3                   $              -
             Phoenix Dimensions(R) Option 4                   $              -
             Phoenix Income Choice(R)                         $              -
             Phoenix Investor's Edge(R) Option 1              $              -
             Phoenix Investor's Edge(R) Option 2              $              -
             Phoenix Investor's Edge(R) Option 3              $              -
             Phoenix Investor's Edge(R) Option 4              $              -
             Phoenix Spectrum Edge(R) Option 1                $              -
             Phoenix Spectrum Edge(R) Option 2                $              -
             Phoenix Spectrum Edge(R) Option 3                $              -
             Phoenix Spectrum Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) + Option 1              $              -
             Phoenix Spectrum Edge(R) + Option 2              $              -
             Retirement Planner's Edge                        $              -
             Templeton Investment Plus                        $           3.26
             The Big Edge Choice(R)--NY                       $              -
             The Big Edge Plus(R)                             $              -
             The Phoenix Edge(R)--VA NY Option 1              $              -
             The Phoenix Edge(R)--VA NY Option 2              $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                              Templeton Growth     Van Kampen UIF
                                                              Securities Fund -  Equity and Income       Wanger
                                                                   Class 2      Portfolio - Class II  International
                                                              ----------------- -------------------- ----------------
Assets:
   Investments at fair value                                  $      8,951,262    $        136,692   $     29,457,364
                                                              ----------------- -------------------- ----------------
   Total Assets                                               $      8,951,262    $        136,692   $     29,457,364
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              -    $              -   $              -
                                                              ----------------- -------------------- ----------------
         Total Net Assets                                     $      8,951,262    $        136,692   $     29,457,364
                                                              ================= ==================== ================
Net Assets:
   Accumulation Units                                         $      8,887,432    $        136,692   $     29,402,706
   Contracts in payout (annuitization period)                 $         63,830    $              -   $         54,658
                                                              ----------------- -------------------- ----------------
         Total Net Assets                                     $      8,951,262    $        136,692   $     29,457,364
                                                              ================= ==================== ================
                                                              ================= ==================== ================
         Units Outstanding                                           9,441,730             167,757          9,104,200
                                                              ================= ==================== ================
   Investment shares held                                            1,091,618              12,692          1,423,750
   Investments at cost                                        $     14,067,843    $        184,906   $     22,124,375

         Unit Value
             Asset Manager Option 1                           $              -    $              -   $              -
             Asset Manager Option 2                           $              -    $              -   $              -
             Big Edge                                         $           1.28    $           0.81   $           3.73
             Freedom Edge(R)                                  $           0.97    $              -   $           1.57
             Group Strategic Edge(R)                          $           1.25    $           0.80   $           3.89
             Phoenix Dimensions(R) Option 1                   $           0.75    $              -   $           0.98
             Phoenix Dimensions(R) Option 2                   $           0.74    $              -   $           0.97
             Phoenix Dimensions(R) Option 3                   $              -    $              -   $              -
             Phoenix Dimensions(R) Option 4                   $              -    $              -   $              -
             Phoenix Income Choice(R)                         $              -    $              -   $              -
             Phoenix Investor's Edge(R) Option 1              $           0.89    $              -   $           1.59
             Phoenix Investor's Edge(R) Option 2              $           0.89    $           0.82   $           1.58
             Phoenix Investor's Edge(R) Option 3              $              -    $              -   $              -
             Phoenix Investor's Edge(R) Option 4              $              -    $              -   $              -
             Phoenix Spectrum Edge(R) Option 1                $           0.91    $              -   $           1.68
             Phoenix Spectrum Edge(R) Option 2                $           0.90    $           0.84   $           1.66
             Phoenix Spectrum Edge(R) Option 3                $              -    $              -   $           1.65
             Phoenix Spectrum Edge(R) Option 4                $              -    $              -   $              -
             Phoenix Spectrum Edge(R) + Option 1              $           0.54    $              -   $           0.56
             Phoenix Spectrum Edge(R) + Option 2              $           0.54    $              -   $           0.55
             Retirement Planner's Edge                        $              -    $              -   $           1.36
             Templeton Investment Plus                        $              -    $              -   $              -
             The Big Edge Choice(R)--NY                       $           1.04    $              -   $           2.10
             The Big Edge Plus(R)                             $           1.25    $           0.80   $           3.89
             The Phoenix Edge(R)--VA NY Option 1              $           0.93    $              -   $           1.26
             The Phoenix Edge(R)--VA NY Option 2              $           0.88    $              -   $           1.27

                                                                     Wanger
                                                              International Select
                                                              --------------------
Assets:
   Investments at fair value                                    $      3,943,086
                                                              --------------------
   Total Assets                                                 $      3,943,086
Liabilities:
   Payable to Phoenix Life Insurance Company                    $              -
                                                              --------------------
         Total Net Assets                                       $      3,943,086
                                                              ====================
Net Assets:
   Accumulation Units                                           $      3,922,551
   Contracts in payout (annuitization period)                   $         20,535
                                                              --------------------
         Total Net Assets                                       $      3,943,086
                                                              ====================
                                                              ====================
         Units Outstanding                                             2,190,034
                                                              ====================
   Investment shares held                                                328,317
   Investments at cost                                          $      5,787,744

         Unit Value
             Asset Manager Option 1                             $              -
             Asset Manager Option 2                             $              -
             Big Edge                                           $           1.08
             Freedom Edge(R)                                    $              -
             Group Strategic Edge(R)                            $           1.87
             Phoenix Dimensions(R) Option 1                     $           1.03
             Phoenix Dimensions(R) Option 2                     $              -
             Phoenix Dimensions(R) Option 3                     $              -
             Phoenix Dimensions(R) Option 4                     $              -
             Phoenix Income Choice(R)                           $              -
             Phoenix Investor's Edge(R) Option 1                $              -
             Phoenix Investor's Edge(R) Option 2                $           1.47
             Phoenix Investor's Edge(R) Option 3                $              -
             Phoenix Investor's Edge(R) Option 4                $              -
             Phoenix Spectrum Edge(R) Option 1                  $           1.57
             Phoenix Spectrum Edge(R) Option 2                  $           1.55
             Phoenix Spectrum Edge(R) Option 3                  $              -
             Phoenix Spectrum Edge(R) Option 4                  $              -
             Phoenix Spectrum Edge(R) + Option 1                $              -
             Phoenix Spectrum Edge(R) + Option 2                $           0.60
             Retirement Planner's Edge                          $              -
             Templeton Investment Plus                          $              -
             The Big Edge Choice(R)--NY                         $           1.87
             The Big Edge Plus(R)                               $           1.87
             The Phoenix Edge(R)--VA NY Option 1                $           1.35
             The Phoenix Edge(R)--VA NY Option 2                $           1.32

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                               Wanger Select      Wanger USA
                                                              ---------------- ----------------
Assets:
   Investments at fair value                                  $      3,571,493 $     28,045,227
                                                              ---------------- ----------------
   Total Assets                                               $      3,571,493 $     28,045,227
Liabilities:
   Payable to Phoenix Life Insurance Company                  $              - $              -
                                                              ---------------- ----------------
         Total Net Assets                                     $      3,571,493 $     28,045,227
                                                              ================ ================
Net Assets:
   Accumulation Units                                         $      3,547,053 $     27,982,284
   Contracts in payout (annuitization period)                 $         24,440 $         62,943
                                                              ---------------- ----------------
         Total Net Assets                                     $      3,571,493 $     28,045,227
                                                              ================ ================
                                                              ================ ================
         Units Outstanding                                           2,504,273       11,875,830
                                                              ================ ================
   Investment shares held                                              257,497        1,453,120
   Investments at cost                                        $      3,402,463 $     19,003,080

         Unit Value
             Asset Manager Option 1                           $              - $              -
             Asset Manager Option 2                           $              - $              -
             Big Edge                                         $           1.26 $           2.88
             Freedom Edge(R)                                  $              - $           0.96
             Group Strategic Edge(R)                          $           1.50 $           2.79
             Phoenix Dimensions(R) Option 1                   $           0.73 $           0.72
             Phoenix Dimensions(R) Option 2                   $           0.72 $           0.71
             Phoenix Dimensions(R) Option 3                   $              - $              -
             Phoenix Dimensions(R) Option 4                   $              - $              -
             Phoenix Income Choice(R)                         $              - $              -
             Phoenix Investor's Edge(R) Option 1              $           0.96 $           0.96
             Phoenix Investor's Edge(R) Option 2              $           0.95 $           0.95
             Phoenix Investor's Edge(R) Option 3              $              - $              -
             Phoenix Investor's Edge(R) Option 4              $              - $              -
             Phoenix Spectrum Edge(R) Option 1                $           1.01 $           1.01
             Phoenix Spectrum Edge(R) Option 2                $           1.00 $           1.00
             Phoenix Spectrum Edge(R) Option 3                $              - $              -
             Phoenix Spectrum Edge(R) Option 4                $              - $              -
             Phoenix Spectrum Edge(R) + Option 1              $              - $              -
             Phoenix Spectrum Edge(R) + Option 2              $              - $           0.57
             Retirement Planner's Edge                        $           1.04 $           0.98
             Templeton Investment Plus                        $              - $              -
             The Big Edge Choice(R)--NY                       $           1.55 $           1.12
             The Big Edge Plus(R)                             $           1.50 $           2.79
             The Phoenix Edge(R)--VA NY Option 1              $           1.15 $           1.09
             The Phoenix Edge(R)--VA NY Option 2              $           1.11 $           1.08

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008



                                                                   AIM V.I. Capital   AIM V.I. Core Equity  AIM V.I. Mid Cap
                                                                  Appreciation Fund -   Fund - Series I    Core Equity Fund -
                                                                    Series I Shares          Shares         Series I Shares
                                                                  ------------------- -------------------- ------------------
Income:
   Dividends                                                       $              -     $         16,167    $         21,490
Expenses:
   Mortality and expense fees                                                29,948                9,819              17,396
   Administrative fees                                                        1,845                  600                 381
                                                                  ------------------- -------------------- ------------------
Net investment income (loss)                                                (31,793)               5,748               3,713
                                                                  ------------------- -------------------- ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                               48,550                9,661              (3,765)
   Realized gain distributions                                                    -                    -             156,285
                                                                  ------------------- -------------------- ------------------
   Realized gain (loss)                                                      48,550                9,661             152,520
                                                                  ------------------- -------------------- ------------------

Change in unrealized appreciation (depreciation) during the year         (1,334,044)            (301,042)           (607,750)
                                                                  ------------------- -------------------- ------------------
Net increase (decrease) in net assets from operations              $     (1,317,287)    $       (285,633)   $       (451,517)
                                                                  =================== ==================== ==================

                                                                                       AllianceBernstein
                                                                   AllianceBernstein       VPS Wealth
                                                                     VPS Balanced         Appreciation       DWS Equity 500
                                                                    Wealth Strategy   Strategy Portfolio -  Index Fund VIP -
                                                                  Portfolio - Class B       Class B             Class A
                                                                  ------------------- -------------------- ------------------
Income:
   Dividends                                                       $            895     $              -    $        162,295
Expenses:
   Mortality and expense fees                                                   778                    2              83,476
   Administrative fees                                                           63                    -               3,778
                                                                  ------------------- -------------------- ------------------
Net investment income (loss)                                                     54                   (2)             75,041
                                                                  ------------------- -------------------- ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                                 (913)                  (1)            (88,156)
   Realized gain distributions                                                    -                    -                   -
                                                                  ------------------- -------------------- ------------------
   Realized gain (loss)                                                        (913)                  (1)            (88,156)
                                                                  ------------------- -------------------- ------------------

Change in unrealized appreciation (depreciation) during the year            (20,522)                (155)         (3,315,166)
                                                                  ------------------- -------------------- ------------------
Net increase (decrease) in net assets from operations              $        (21,381)    $           (158)   $     (3,328,281)
                                                                  =================== ==================== ==================

                                                                    Alger American
                                                                        Capital
                                                                     Appreciation
                                                                  Portfolio - Class O
                                                                        Shares
                                                                  -------------------
Income:
   Dividends                                                       $              -
Expenses:
   Mortality and expense fees                                                33,627
   Administrative fees                                                        1,038
                                                                  -------------------
Net investment income (loss)                                                (34,665)
                                                                  -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                              261,526
   Realized gain distributions                                                    -
                                                                  -------------------
   Realized gain (loss)                                                     261,526
                                                                  -------------------

Change in unrealized appreciation (depreciation) during the year         (1,862,371)
                                                                  -------------------
Net increase (decrease) in net assets from operations              $     (1,635,510)
                                                                  ===================




                                                                     DWS Small Cap
                                                                  Index VIP - Class A
                                                                  -------------------
Income:
   Dividends                                                       $              -
Expenses:
   Mortality and expense fees                                                    84
   Administrative fees                                                            -
                                                                  -------------------
Net investment income (loss)                                                    (84)
                                                                  -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                               (2,255)
   Realized gain distributions                                                    -
                                                                  -------------------
   Realized gain (loss)                                                      (2,255)
                                                                  -------------------

Change in unrealized appreciation (depreciation) during the year             (4,444)
                                                                  -------------------
Net increase (decrease) in net assets from operations              $         (6,783)
                                                                  ===================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)


                                                                                                               Fidelity(R) VIP
                                                                    Federated Fund for     Federated High       Contrafund(R)
                                                                     U.S. Government      Income Bond Fund   Portfolio - Service
                                                                      Securities II      II - Primary Shares        Class
                                                                  ---------------------- ------------------- -------------------
Income:
   Dividends                                                         $        842,835     $        359,423    $        189,980
Expenses:
   Mortality and expense fees                                                 207,093               41,773             274,765
   Administrative fees                                                         11,089                1,567               7,335
                                                                  ---------------------- ------------------- -------------------
Net investment income (loss)                                                  624,653              316,083             (92,120)
                                                                  ---------------------- ------------------- -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                                (31,637)            (262,224)         (1,282,990)
   Realized gain distributions                                                      -                    -             686,979
                                                                  ---------------------- ------------------- -------------------
   Realized gain (loss)                                                       (31,637)            (262,224)           (596,011)
                                                                  ---------------------- ------------------- -------------------

Change in unrealized appreciation (depreciation) during the year             (127,321)            (961,187)        (11,366,822)
                                                                  ---------------------- ------------------- -------------------
Net increase (decrease) in net assets from operations                $        465,695     $       (907,328)   $    (12,054,953)
                                                                  ====================== =================== ===================

                                                                                           Fidelity(R) VIP
                                                                  Fidelity(R) VIP Growth  Investment Grade    Franklin Flex Cap
                                                                   Portfolio - Service    Bond Portfolio -    Growth Securities
                                                                          Class             Service Class      Fund - Class 2
                                                                  ---------------------- ------------------- -------------------
Income:
   Dividends                                                         $         22,377     $         88,475    $             33
Expenses:
   Mortality and expense fees                                                  43,907               34,072                 434
   Administrative fees                                                          1,628                2,837                  24
                                                                  ---------------------- ------------------- -------------------
Net investment income (loss)                                                  (23,158)              51,566                (425)
                                                                  ---------------------- ------------------- -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                                (45,499)              (1,463)               (824)
   Realized gain distributions                                                      -                1,749                   -
                                                                  ---------------------- ------------------- -------------------
   Realized gain (loss)                                                       (45,499)                 286                (824)
                                                                  ---------------------- ------------------- -------------------

Change in unrealized appreciation (depreciation) during the year           (2,033,771)            (191,021)            (24,530)
                                                                  ---------------------- ------------------- -------------------
Net increase (decrease) in net assets from operations                $     (2,102,428)    $       (139,169)   $        (25,779)
                                                                  ====================== =================== ===================

                                                                    Fidelity(R) VIP
                                                                        Growth
                                                                     Opportunities
                                                                  Portfolio - Service
                                                                         Class
                                                                  -------------------
Income:
   Dividends                                                       $         19,113
Expenses:
   Mortality and expense fees                                                57,027
   Administrative fees                                                        3,941
                                                                  -------------------
Net investment income (loss)                                                (41,855)
                                                                  -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (128,446)
   Realized gain distributions                                                    -
                                                                  -------------------
   Realized gain (loss)                                                    (128,446)
                                                                  -------------------

Change in unrealized appreciation (depreciation) during the year         (3,242,383)
                                                                  -------------------
Net increase (decrease) in net assets from operations              $     (3,412,684)
                                                                  ===================


                                                                    Franklin Income
                                                                   Securities Fund -
                                                                        Class 2
                                                                  -------------------
Income:
   Dividends                                                       $        343,402
Expenses:
   Mortality and expense fees                                                82,883
   Administrative fees                                                        6,116
                                                                  -------------------
Net investment income (loss)                                                254,403
                                                                  -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (325,061)
   Realized gain distributions                                              143,790
                                                                  -------------------
   Realized gain (loss)                                                    (181,271)
                                                                  -------------------

Change in unrealized appreciation (depreciation) during the year         (2,406,184)
                                                                  -------------------
Net increase (decrease) in net assets from operations              $     (2,333,052)
                                                                  ===================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                                  Lazard Retirement                           Lord Abbett
                                                                    U.S. Small Cap     Lord Abbett Bond    Growth and Income
                                                                  Equity Portfolio - Debenture Portfolio - Portfolio - Class
                                                                    Service Shares      Class VC Shares        VC Shares
                                                                  ------------------ --------------------- ------------------
Income:
   Dividends                                                       $              -    $        134,376     $        115,757
Expenses:
   Mortality and expense fees                                                 3,792              30,197              102,819
   Administrative fees                                                          158               1,759                6,147
                                                                  ------------------ --------------------- ------------------
Net investment income (loss)                                                 (3,950)            102,420                6,791
                                                                  ------------------ --------------------- ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                              (32,246)            (69,358)            (334,534)
   Realized gain distributions                                                    -               5,105               27,100
                                                                  ------------------ --------------------- ------------------
   Realized gain (loss)                                                     (32,246)            (64,253)            (307,434)
                                                                  ------------------ --------------------- ------------------

Change in unrealized appreciation (depreciation) during the year            (91,632)           (518,613)          (3,419,352)
                                                                  ------------------ --------------------- ------------------
Net increase (decrease) in net assets from operations              $       (127,828)   $       (480,446)    $     (3,719,995)
                                                                  ================== ===================== ==================

                                                                                                            Neuberger Berman
                                                                    Mutual Shares      Neuberger Berman      AMT Small Cap
                                                                  Securities Fund -      AMT Guardian      Growth Portfolio -
                                                                       Class 2        Portfolio - S Class       S Class
                                                                  ------------------ --------------------- ------------------
Income:
   Dividends                                                       $        445,339    $         10,271     $              -
Expenses:
   Mortality and expense fees                                               183,766              20,813                  188
   Administrative fees                                                        8,091               1,799                   18
                                                                  ------------------ --------------------- ------------------
Net investment income (loss)                                                253,482             (12,341)                (206)
                                                                  ------------------ --------------------- ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (421,185)            (20,258)                (963)
   Realized gain distributions                                              633,422              78,537                  274
                                                                  ------------------ --------------------- ------------------
   Realized gain (loss)                                                     212,237              58,279                 (689)
                                                                  ------------------ --------------------- ------------------

Change in unrealized appreciation (depreciation) during the year         (7,048,709)           (868,186)              (3,786)
                                                                  ------------------ --------------------- ------------------
Net increase (decrease) in net assets from operations              $     (6,582,990)   $       (822,248)    $         (4,681)
                                                                  ================== ===================== ==================

                                                                     Lord Abbett Mid
                                                                  Cap Value Portfolio -
                                                                     Class VC Shares
                                                                  ---------------------
Income:
   Dividends                                                        $         24,148
Expenses:
   Mortality and expense fees                                                 26,030
   Administrative fees                                                           546
                                                                  ---------------------
Net investment income (loss)                                                  (2,428)
                                                                  ---------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                              (177,207)
   Realized gain distributions                                                80,692
                                                                  ---------------------
   Realized gain (loss)                                                      (96,515)
                                                                  ---------------------

Change in unrealized appreciation (depreciation) during the year            (938,809)
                                                                  ---------------------
Net increase (decrease) in net assets from operations               $     (1,037,752)
                                                                  =====================

                                                                   Oppenheimer Capital
                                                                      Appreciation
                                                                    Fund/VA - Service
                                                                         Shares
                                                                  ---------------------
Income:
   Dividends                                                        $              -
Expenses:
   Mortality and expense fees                                                  1,021
   Administrative fees                                                            24
                                                                  ---------------------
Net investment income (loss)                                                  (1,045)
                                                                  ---------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                               (15,385)
   Realized gain distributions                                                     -
                                                                  ---------------------
   Realized gain (loss)                                                      (15,385)
                                                                  ---------------------

Change in unrealized appreciation (depreciation) during the year             (25,600)
                                                                  ---------------------
Net increase (decrease) in net assets from operations               $        (42,030)
                                                                  =====================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                                     Oppenheimer      Oppenheimer Main
                                                                  Global Securities   Street Small Cap
                                                                  Fund/VA - Service Fund(R)/VA - Service Phoenix Capital
                                                                       Shares              Shares         Growth Series
                                                                  ----------------- -------------------- ----------------
Income:
   Dividends                                                      $          4,201    $          2,226   $         32,554
Expenses:
   Mortality and expense fees                                                5,072              13,883          1,229,288
   Administrative fees                                                         116               1,160              6,523
                                                                  ----------------- -------------------- ----------------
Net investment income (loss)                                                 (987)            (12,817)        (1,203,257)
                                                                  ----------------- -------------------- ----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                            (23,151)            (18,212)        (1,692,841)
   Realized gain distributions                                              22,529              46,302                  -
                                                                  ----------------- -------------------- ----------------
   Realized gain (loss)                                                      (622)              28,090        (1,692,841)
                                                                  ----------------- -------------------- ----------------

Change in unrealized appreciation (depreciation) during the year         (204,474)           (551,336)       (47,824,681)
                                                                  ----------------- -------------------- ----------------
Net increase (decrease) in net assets from operations             $      (206,083)    $      (536,063)   $   (50,720,779)
                                                                  ================= ==================== ================

                                                                                                         Phoenix Dynamic
                                                                   Phoenix Dynamic    Phoenix Dynamic    Asset Allocation
                                                                  Asset Allocation    Asset Allocation   Series: Moderate
                                                                   Series: Growth     Series: Moderate        Growth
                                                                  ----------------- -------------------- ----------------
Income:
   Dividends                                                      $         10,623    $         30,387   $         41,682
Expenses:
   Mortality and expense fees                                                5,956              13,217             19,683
   Administrative fees                                                         366                 573              1,416
                                                                  ----------------- -------------------- ----------------
Net investment income (loss)                                                 4,301              16,597             20,583
                                                                  ----------------- -------------------- ----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                            (60,909)             (7,288)           (19,042)
   Realized gain distributions                                               5,642              18,528             45,745
                                                                  ----------------- -------------------- ----------------
   Realized gain (loss)                                                   (55,267)              11,240             26,703
                                                                  ----------------- -------------------- ----------------

Change in unrealized appreciation (depreciation) during the year         (167,687)           (230,511)          (521,406)
                                                                  ----------------- -------------------- ----------------
Net increase (decrease) in net assets from operations             $      (218,653)    $      (202,674)   $      (474,120)
                                                                  ================= ==================== ================

                                                                   Phoenix Dynamic
                                                                   Asset Allocation
                                                                  Series: Aggressive
                                                                        Growth
                                                                  ------------------
Income:
   Dividends                                                       $         11,515
Expenses:
   Mortality and expense fees                                                 7,167
   Administrative fees                                                          617
                                                                  ------------------
Net investment income (loss)                                                  3,731
                                                                  ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (16,852)
   Realized gain distributions                                                7,597
                                                                  ------------------
   Realized gain (loss)                                                     (9,255)
                                                                  ------------------

Change in unrealized appreciation (depreciation) during the year          (264,896)
                                                                  ------------------
Net increase (decrease) in net assets from operations              $      (270,420)
                                                                  ==================



                                                                    Phoenix Growth
                                                                  and Income Series
                                                                  ------------------
Income:
   Dividends                                                       $        132,426
Expenses:
   Mortality and expense fees                                               132,046
   Administrative fees                                                        6,364
                                                                  ------------------
Net investment income (loss)                                                (5,984)
                                                                  ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                              158,878
   Realized gain distributions                                              137,901
                                                                  ------------------
   Realized gain (loss)                                                     296,779
                                                                  ------------------

Change in unrealized appreciation (depreciation) during the year        (4,757,027)
                                                                  ------------------
Net increase (decrease) in net assets from operations              $    (4,466,232)
                                                                  ==================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                                                                         Phoenix Multi-
                                                                   Phoenix Mid-Cap    Phoenix Money       Sector Fixed
                                                                    Growth Series     Market Series      Income Series
                                                                  ----------------- ----------------- --------------------
Income:
   Dividends                                                      $              -  $        585,456    $      2,281,822
Expenses:
   Mortality and expense fees                                              135,803           333,958             377,279
   Administrative fees                                                       3,257            10,889               8,937
                                                                  ----------------- ----------------- --------------------
Net investment income (loss)                                              (139,060)          240,609           1,895,606
                                                                  ----------------- ----------------- --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (51,357)                -            (690,649)
   Realized gain distributions                                                   -                 -                   -
                                                                  ----------------- ----------------- --------------------
   Realized gain (loss)                                                    (51,357)                -            (690,649)
                                                                  ----------------- ----------------- --------------------

Change in unrealized appreciation (depreciation) during the year        (5,830,510)                -          (7,178,343)
                                                                  ----------------- ----------------- --------------------
Net increase (decrease) in net assets from operations             $     (6,020,927) $        240,609    $     (5,973,386)
                                                                  ================= ================= ====================


                                                                  Phoenix Small-Cap Phoenix Strategic   Phoenix-Aberdeen
                                                                    Growth Series   Allocation Series International Series
                                                                  ----------------- ----------------- --------------------
Income:
   Dividends                                                      $              -  $      3,163,947    $        956,539
Expenses:
   Mortality and expense fees                                               45,505         1,313,965             631,355
   Administrative fees                                                       1,402             5,867              14,501
                                                                  ----------------- ----------------- --------------------
Net investment income (loss)                                               (46,907)        1,844,115             310,683
                                                                  ----------------- ----------------- --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                            (244,204)       (2,721,138)            270,308
   Realized gain distributions                                             120,052         1,090,587           2,213,777
                                                                  ----------------- ----------------- --------------------
   Realized gain (loss)                                                   (124,152)       (1,630,551)          2,484,085
                                                                  ----------------- ----------------- --------------------

Change in unrealized appreciation (depreciation) during the year        (2,076,990)      (31,811,952)        (26,330,746)
                                                                  ----------------- ----------------- --------------------
Net increase (decrease) in net assets from operations             $     (2,248,049) $    (31,598,388)   $    (23,535,978)
                                                                  ================= ================= ====================

                                                                    Phoenix Multi-
                                                                  Sector Short Term
                                                                     Bond Series
                                                                  ------------------
Income:
   Dividends                                                       $        174,405
Expenses:
   Mortality and expense fees                                                38,966
   Administrative fees                                                        1,212
                                                                  ------------------
Net investment income (loss)                                                134,227
                                                                  ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                              (35,936)
   Realized gain distributions                                                    -
                                                                  ------------------
   Realized gain (loss)                                                     (35,936)
                                                                  ------------------

Change in unrealized appreciation (depreciation) during the year           (489,208)
                                                                  ------------------
Net increase (decrease) in net assets from operations              $       (390,917)
                                                                  ==================

                                                                    Phoenix-Duff &
                                                                  Phelps Real Estate
                                                                  Securities Series
                                                                  ------------------
Income:
   Dividends                                                       $        206,793
Expenses:
   Mortality and expense fees                                               172,380
   Administrative fees                                                        5,003
                                                                  ------------------
Net investment income (loss)                                                 29,410
                                                                  ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                              758,179
   Realized gain distributions                                              334,129
                                                                  ------------------
   Realized gain (loss)                                                   1,092,308
                                                                  ------------------

Change in unrealized appreciation (depreciation) during the year         (6,583,300)
                                                                  ------------------
Net increase (decrease) in net assets from operations              $     (5,461,582)
                                                                  ==================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                                    Phoenix-Sanford     Phoenix-Sanford      Phoenix-Van
                                                                   Bernstein Mid-Cap   Bernstein Small-    Kampen Comstock
                                                                     Value Series      Cap Value Series         Series
                                                                  ------------------- ------------------- ------------------
Income:
   Dividends                                                       $         22,419    $          5,431    $        145,108
Expenses:
   Mortality and expense fees                                               166,768              82,864              99,180
   Administrative fees                                                        5,983               3,090               3,872
                                                                  ------------------- ------------------- ------------------
Net investment income (loss)                                               (150,332)            (80,523)             42,056
                                                                  ------------------- ------------------- ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (114,335)           (404,414)           (372,483)
   Realized gain distributions                                              762,314             164,021             178,922
                                                                  ------------------- ------------------- ------------------
   Realized gain (loss)                                                     647,979            (240,393)           (193,561)
                                                                  ------------------- ------------------- ------------------

Change in unrealized appreciation (depreciation) during the year         (5,962,102)         (2,746,246)         (3,392,858)
                                                                  ------------------- ------------------- ------------------
Net increase (decrease) in net assets from operations              $     (5,464,455)   $     (3,067,162)   $     (3,544,363)
                                                                  =================== =================== ==================

                                                                         PIMCO
                                                                     CommodityReal
                                                                  Return/TM/ Strategy  PIMCO Real Return     PIMCO Total
                                                                  Portfolio - Advisor Portfolio - Advisor Return Portfolio -
                                                                         Class               Class          Advisor Class
                                                                  ------------------- ------------------- ------------------
Income:
   Dividends                                                       $         99,850    $         47,940    $         63,402
Expenses:
   Mortality and expense fees                                                27,021              17,237              17,543
   Administrative fees                                                        1,320                 457                 464
                                                                  ------------------- ------------------- ------------------
Net investment income (loss)                                                 71,509              30,246              45,395
                                                                  ------------------- ------------------- ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (329,038)           (114,905)             (3,742)
   Realized gain distributions                                               21,731               1,584              35,178
                                                                  ------------------- ------------------- ------------------
   Realized gain (loss)                                                    (307,307)           (113,321)             31,436
                                                                  ------------------- ------------------- ------------------

Change in unrealized appreciation (depreciation) during the year         (1,236,681)           (133,082)            (36,295)
                                                                  ------------------- ------------------- ------------------
Net increase (decrease) in net assets from operations              $     (1,472,479)   $       (216,157)   $         40,536
                                                                  =================== =================== ==================

                                                                     Phoenix-Van
                                                                  Kampen Equity 500
                                                                    Index Series
                                                                  -----------------
Income:
   Dividends                                                      $        195,844
Expenses:
   Mortality and expense fees                                              203,096
   Administrative fees                                                       3,042
                                                                  -----------------
Net investment income (loss)                                               (10,294)
                                                                  -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                            (118,738)
   Realized gain distributions                                                   -
                                                                  -----------------
   Realized gain (loss)                                                   (118,738)
                                                                  -----------------

Change in unrealized appreciation (depreciation) during the year        (5,412,614)
                                                                  -----------------
Net increase (decrease) in net assets from operations             $     (5,541,646)
                                                                  =================

                                                                   Rydex Variable
                                                                    Trust Inverse
                                                                   Government Long
                                                                    Bond Strategy
                                                                        Fund
                                                                  -----------------
Income:
   Dividends                                                      $          1,174
Expenses:
   Mortality and expense fees                                                4,864
   Administrative fees                                                         441
                                                                  -----------------
Net investment income (loss)                                                (4,131)
                                                                  -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (73,398)
   Realized gain distributions                                                   -
                                                                  -----------------
   Realized gain (loss)                                                    (73,398)
                                                                  -----------------

Change in unrealized appreciation (depreciation) during the year           (14,932)
                                                                  -----------------
Net increase (decrease) in net assets from operations             $        (92,461)
                                                                  =================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                                                     Rydex Variable   Sentinel Variable
                                                                   Rydex Variable     Trust Sector    Products Balanced
                                                                   Trust Nova Fund    Rotation Fund         Fund
                                                                  ----------------- ----------------- -----------------
Income:
   Dividends                                                      $             42  $              -  $          1,894
Expenses:
   Mortality and expense fees                                                  221             6,837               637
   Administrative fees                                                          20                32                 4
                                                                  ----------------- ----------------- -----------------
Net investment income (loss)                                                 (199)           (6,869)             1,253
                                                                  ----------------- ----------------- -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                               2,799           (5,314)           (1,709)
   Realized gain distributions                                                   -             1,381               224
                                                                  ----------------- ----------------- -----------------
   Realized gain (loss)                                                      2,799           (3,933)           (1,485)
                                                                  ----------------- ----------------- -----------------

Change in unrealized appreciation (depreciation) during the year          (14,634)         (273,286)          (11,488)
                                                                  ----------------- ----------------- -----------------
Net increase (decrease) in net assets from operations             $       (12,034)  $      (284,088)  $       (11,720)
                                                                  ================= ================= =================


                                                                  Sentinel Variable Sentinel Variable Sentinel Variable
                                                                   Products Common  Products Mid Cap   Products Small
                                                                     Stock Fund        Growth Fund      Company Fund
                                                                  ----------------- ----------------- -----------------
Income:
   Dividends                                                      $         57,374  $              -  $          2,322
Expenses:
   Mortality and expense fees                                               33,412             4,393             5,863
   Administrative fees                                                       2,850                82               428
                                                                  ----------------- ----------------- -----------------
Net investment income (loss)                                                21,112           (4,475)           (3,969)
                                                                  ----------------- ----------------- -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                               4,630           (9,250)          (85,608)
   Realized gain distributions                                                   -                 -             9,794
                                                                  ----------------- ----------------- -----------------
   Realized gain (loss)                                                      4,630           (9,250)          (75,814)
                                                                  ----------------- ----------------- -----------------

Change in unrealized appreciation (depreciation) during the year       (1,225,245)         (194,522)         (175,310)
                                                                  ----------------- ----------------- -----------------
Net increase (decrease) in net assets from operations             $    (1,199,503)  $      (208,247)  $      (255,093)
                                                                  ================= ================= =================

                                                                   Sentinel Variable
                                                                     Products Bond
                                                                         Fund
                                                                  -------------------
Income:
   Dividends                                                       $         79,531
Expenses:
   Mortality and expense fees                                                18,981
   Administrative fees                                                          964
                                                                  -------------------
Net investment income (loss)                                                 59,586
                                                                  -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                                (326)
   Realized gain distributions                                                    -
                                                                  -------------------
   Realized gain (loss)                                                       (326)
                                                                  -------------------

Change in unrealized appreciation (depreciation) during the year           (42,024)
                                                                  -------------------
Net increase (decrease) in net assets from operations              $         17,236
                                                                  ===================

                                                                      Summit S&P
                                                                   MidCap 400 Index
                                                                  Portfolio - Class I
                                                                        Shares
                                                                  -------------------
Income:
   Dividends                                                       $            295
Expenses:
   Mortality and expense fees                                                   128
   Administrative fees                                                            -
                                                                  -------------------
Net investment income (loss)                                                    167
                                                                  -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                              (7,046)
   Realized gain distributions                                                    3
                                                                  -------------------
   Realized gain (loss)                                                     (7,043)
                                                                  -------------------

Change in unrealized appreciation (depreciation) during the year            (4,048)
                                                                  -------------------
Net increase (decrease) in net assets from operations              $       (10,924)
                                                                  ===================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                                      Templeton          Templeton
                                                                  Developing Markets Developing Markets Templeton Foreign
                                                                  Securities Fund -  Securities Fund -  Securities Fund -
                                                                       Class 1            Class 2            Class 1
                                                                  ------------------ ------------------ -----------------
Income:
   Dividends                                                       $         22,856   $         75,830  $        522,565
Expenses:
   Mortality and expense fees                                                 9,993             31,980           243,067
   Administrative fees                                                          994                519            24,177
                                                                  ------------------ ------------------ -----------------
Net investment income (loss)                                                 11,869             43,331           255,321
                                                                  ------------------ ------------------ -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                               10,283           (238,954)           68,349
   Realized gain distributions                                              151,622            568,398         1,890,835
                                                                  ------------------ ------------------ -----------------
   Realized gain (loss)                                                     161,905            329,444         1,959,184
                                                                  ------------------ ------------------ -----------------

Change in unrealized appreciation (depreciation) during the year           (724,826)        (2,108,656)      (11,885,446)
                                                                  ------------------ ------------------ -----------------
Net increase (decrease) in net assets from operations              $       (551,052)  $     (1,735,881) $     (9,670,941)
                                                                  ================== ================== =================

                                                                   Templeton Global   Templeton Global  Templeton Global
                                                                   Asset Allocation   Asset Allocation  Income Securities
                                                                    Fund - Class 1     Fund - Class 2    Fund - Class 1
                                                                  ------------------ ------------------ -----------------
Income:
   Dividends                                                       $      3,552,514   $        161,182  $        204,306
Expenses:
   Mortality and expense fees                                               415,803             19,036            66,833
   Administrative fees                                                       41,359                234             6,648
                                                                  ------------------ ------------------ -----------------
Net investment income (loss)                                              3,095,352            141,912           130,825
                                                                  ------------------ ------------------ -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (906,328)           (23,220)           56,900
   Realized gain distributions                                            4,321,516            201,640                 -
                                                                  ------------------ ------------------ -----------------
   Realized gain (loss)                                                   3,415,188            178,420            56,900
                                                                  ------------------ ------------------ -----------------

Change in unrealized appreciation (depreciation) during the year        (16,132,535)          (761,313)           50,511
                                                                  ------------------ ------------------ -----------------
Net increase (decrease) in net assets from operations              $     (9,621,995)  $       (440,981) $        238,236
                                                                  ================== ================== =================

                                                                  Templeton Foreign
                                                                  Securities Fund -
                                                                       Class 2
                                                                  -----------------
Income:
   Dividends                                                      $        137,667
Expenses:
   Mortality and expense fees                                               70,821
   Administrative fees                                                       2,096
                                                                  -----------------
Net investment income (loss)                                                64,750
                                                                  -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                            (236,330)
   Realized gain distributions                                             563,433
                                                                  -----------------
   Realized gain (loss)                                                    327,103
                                                                  -----------------

Change in unrealized appreciation (depreciation) during the year        (3,238,763)
                                                                  -----------------
Net increase (decrease) in net assets from operations             $     (2,846,910)
                                                                  =================

                                                                  Templeton Growth
                                                                  Securities Fund -
                                                                       Class 1
                                                                  -----------------
Income:
   Dividends                                                      $      1,276,668
Expenses:
   Mortality and expense fees                                              772,307
   Administrative fees                                                      76,819
                                                                  -----------------
Net investment income (loss)                                               427,542
                                                                  -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                            (995,784)
   Realized gain distributions                                           4,244,006
                                                                  -----------------
   Realized gain (loss)                                                  3,248,222
                                                                  -----------------

Change in unrealized appreciation (depreciation) during the year       (36,315,475)
                                                                  -----------------
Net increase (decrease) in net assets from operations             $    (32,639,711)
                                                                  =================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                                  Templeton Growth     Van Kampen UIF
                                                                  Securities Fund -  Equity and Income       Wanger
                                                                       Class 2      Portfolio - Class II  International
                                                                  ----------------- -------------------- ----------------
Income:
   Dividends                                                      $        221,559    $          4,006   $        494,188
Expenses:
   Mortality and expense fees                                              158,948               2,083            609,574
   Administrative fees                                                       7,096                  30              6,159
                                                                  ----------------- -------------------- ----------------
Net investment income (loss)                                                55,515               1,893          (121,545)
                                                                  ----------------- -------------------- ----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                           (372,350)            (19,107)            917,581
   Realized gain distributions                                             873,079               5,391          7,474,960
                                                                  ----------------- -------------------- ----------------
   Realized gain (loss)                                                    500,729            (13,716)          8,392,541
                                                                  ----------------- -------------------- ----------------

Change in unrealized appreciation (depreciation) during the year       (7,295,053)            (41,236)       (36,108,291)
                                                                  ----------------- -------------------- ----------------
Net increase (decrease) in net assets from operations             $    (6,738,809)    $       (53,059)   $   (27,837,295)
                                                                  ================= ==================== ================

                                                                    Wanger Select        Wanger USA
                                                                  ----------------- --------------------
Income:
   Dividends                                                      $              -    $              -
Expenses:
   Mortality and expense fees                                               76,735             542,960
   Administrative fees                                                         869               6,272
                                                                  ----------------- --------------------
Net investment income (loss)                                              (77,604)           (549,232)
                                                                  ----------------- --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                              76,680           1,846,928
   Realized gain distributions                                             209,027           5,583,044
                                                                  ----------------- --------------------
   Realized gain (loss)                                                    285,707           7,429,972
                                                                  ----------------- --------------------

Change in unrealized appreciation (depreciation) during the year       (3,960,431)        (27,560,430)
                                                                  ----------------- --------------------
Net increase (decrease) in net assets from operations             $    (3,752,328)    $   (20,679,690)
                                                                  ================= ====================

                                                                         Wanger
                                                                  International Select
                                                                  --------------------
Income:
   Dividends                                                        $         29,100
Expenses:
   Mortality and expense fees                                                 87,589
   Administrative fees                                                           915
                                                                  --------------------
Net investment income (loss)                                                (59,404)
                                                                  --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                             (185,409)
   Realized gain distributions                                             1,952,265
                                                                  --------------------
   Realized gain (loss)                                                    1,766,856
                                                                  --------------------

Change in unrealized appreciation (depreciation) during the year         (5,459,051)
                                                                  --------------------
Net increase (decrease) in net assets from operations               $    (3,751,599)
                                                                  ====================



Income:
   Dividends
Expenses:
   Mortality and expense fees
   Administrative fees

Net investment income (loss)


Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares
   Realized gain distributions

   Realized gain (loss)


Change in unrealized appreciation (depreciation) during the year

Net increase (decrease) in net assets from operations


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007

                                                             AIM V.I. Capital Appreciation Fund - Series I
                                                                              Shares
                                                             --------------------------------------------
                                                                     2008                   2007
                                                              -------------------    -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (31,793)   $           (49,495)
      Realized gains (losses)                                             48,550                156,189
      Unrealized appreciation (depreciation) during
       the year                                                       (1,334,044)               265,367
                                                             -------------------    -------------------
Net increase (decrease) in net assets from operations                 (1,317,287)               372,061
                                                             -------------------    -------------------
Contract transactions:
      Payments received from contract owners                              44,361                160,321
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (44,041)              (286,022)
      Transfers for contract benefits and terminations                  (422,671)              (619,326)
      Contract maintenance charges                                        (8,309)               (10,213)
      Net change to contracts in payout period                                 -                      -
                                                             -------------------    -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (430,660)              (755,240)
                                                             -------------------    -------------------
         Total increase (decrease) in net assets                      (1,747,947)              (383,179)
Net assets at beginning of period                                      3,389,069              3,772,248
                                                             -------------------    -------------------
Net assets at end of period                                  $         1,641,122    $         3,389,069
                                                             ===================    ===================

                                                             AIM V.I. Core Equity Fund - Series I Shares
                                                             ------------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             5,748   $            (3,052)
      Realized gains (losses)                                              9,661                34,380
      Unrealized appreciation (depreciation) during
       the year                                                         (301,042)               50,344
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                   (285,633)               81,672
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                              22,107                22,153
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (136,692)             (109,901)
      Transfers for contract benefits and terminations                  (153,351)             (168,826)
      Contract maintenance charges                                        (1,827)               (2,496)
      Net change to contracts in payout period                                 -                     -
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (269,763)             (259,070)
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                        (555,396)             (177,398)
Net assets at beginning of period                                      1,123,305             1,300,703
                                                             -------------------   -------------------
Net assets at end of period                                  $           567,909   $         1,123,305
                                                             ===================   ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             AIM V.I. Mid Cap Core Equity Fund - Series I
                                                                              Shares
                                                             -------------------------------------------
                                                                     2008                   2007
                                                              -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             3,713    $           (19,821)
      Realized gains (losses)                                            152,520                 53,478
      Unrealized appreciation (depreciation) during
       the year                                                         (607,750)               117,045
                                                             -------------------    -------------------
Net increase (decrease) in net assets from operations                   (451,517)               150,702
                                                             -------------------    -------------------
Contract transactions:
      Payments received from contract owners                              12,983                 16,731
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (119,189)              (196,088)
      Transfers for contract benefits and terminations                   (96,730)              (240,724)
      Contract maintenance charges                                        (1,424)                (1,961)
      Net change to contracts in payout period                             1,013                   (136)
                                                             -------------------    -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (203,347)              (422,178)
                                                             -------------------    -------------------
         Total increase (decrease) in net assets                        (654,864)              (271,476)
Net assets at beginning of period                                      1,674,386              1,945,862
                                                             -------------------    -------------------
Net assets at end of period                                  $         1,019,522    $         1,674,386
                                                             ===================    ===================

                                                                Alger American Capital Appreciation
                                                                    Portfolio - Class O Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (34,665) $           (48,115)
      Realized gains (losses)                                            261,526              362,865
      Unrealized appreciation (depreciation) during
       the year                                                       (1,862,371)             749,855
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,635,510)           1,064,605
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              66,378               98,769
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (150,066)            (227,766)
      Transfers for contract benefits and terminations                  (546,845)            (639,729)
      Contract maintenance charges                                        (3,666)              (3,530)
      Net change to contracts in payout period                             2,883               (1,226)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (631,316)            (773,482)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (2,266,826)             291,123
Net assets at beginning of period                                      4,005,076            3,713,953
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,738,250  $         4,005,076
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              AllianceBernstein VPS Balanced Wealth
                                                                   Strategy Portfolio - Class B
                                                             ----------------------------------------
                                                                     2008                2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                54  $                 -
      Realized gains (losses)                                               (913)                   -
      Unrealized appreciation (depreciation) during
       the year                                                          (20,522)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (21,381)                   -
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             248,048                    -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                        4,266                    -
      Transfers for contract benefits and terminations                         -                    -
      Contract maintenance charges                                             -                    -
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 252,314                    -
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         230,933                    -
Net assets at beginning of period                                              -                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $           230,933  $                 -
                                                             ===================  ===================

                                                             AllianceBernstein VPS Wealth Appreciation
                                                                   Strategy Portfolio - Class B
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                (2)  $                 -
      Realized gains (losses)                                                 (1)                    -
      Unrealized appreciation (depreciation) during
       the year                                                             (155)                    -
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                       (158)                    -
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                                   -                     -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                          501                     -
      Transfers for contract benefits and terminations                         -                     -
      Contract maintenance charges                                             -                     -
      Net change to contracts in payout period                                 -                     -
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                     501                     -
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                             343                     -
Net assets at beginning of period                                              -                     -
                                                             -------------------   -------------------
Net assets at end of period                                  $               343   $                 -
                                                             ===================   ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              DWS Equity 500 Index Fund VIP - Class A
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            75,041  $            12,774
      Realized gains (losses)                                            (88,156)             347,430
      Unrealized appreciation (depreciation) during
       the year                                                       (3,315,166)             (34,652)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (3,328,281)             325,552
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              98,796              447,991
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      838,969              776,916
      Transfers for contract benefits and terminations                (1,069,921)          (1,408,806)
      Contract maintenance charges                                       (15,629)             (13,668)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (147,785)            (197,567)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (3,476,066)             127,985
Net assets at beginning of period                                      8,535,021            8,407,036
                                                             -------------------  -------------------
Net assets at end of period                                  $         5,058,955  $         8,535,021
                                                             ===================  ===================

                                                                DWS Small Cap Index VIP - Class A
                                                             ----------------------------------------
                                                                     2008                2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               (84) $                 -
      Realized gains (losses)                                             (2,255)                   -
      Unrealized appreciation (depreciation) during
       the year                                                           (4,444)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                     (6,783)                   -
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                   -                    -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       43,640                    -
      Transfers for contract benefits and terminations                         -                    -
      Contract maintenance charges                                             -                    -
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  43,640                    -
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          36,857                    -
Net assets at beginning of period                                              -                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $            36,857  $                 -
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                Federated Fund for U.S. Government
                                                                           Securities II
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           624,653  $           609,591
      Realized gains (losses)                                            (31,637)               4,518
      Unrealized appreciation (depreciation) during
       the year                                                         (127,321)             262,582
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    465,695              876,691
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             167,540              591,147
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,047,436              126,737
      Transfers for contract benefits and terminations                (2,721,949)          (3,591,964)
      Contract maintenance charges                                       (44,575)             (45,746)
      Net change to contracts in payout period                           (10,656)               3,146
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (1,562,204)          (2,916,680)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (1,096,509)          (2,039,989)
Net assets at beginning of period                                     17,719,720           19,759,709
                                                             -------------------  -------------------
Net assets at end of period                                  $        16,623,211  $        17,719,720
                                                             ===================  ===================

                                                               Federated High Income Bond Fund II -
                                                                          Primary Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           316,083  $           354,799
      Realized gains (losses)                                           (262,224)               4,523
      Unrealized appreciation (depreciation) during
       the year                                                         (961,187)            (242,538)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (907,328)             116,784
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              47,945               98,641
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (550,243)            (114,648)
      Transfers for contract benefits and terminations                  (850,935)          (1,226,056)
      Contract maintenance charges                                        (4,286)             (10,973)
      Net change to contracts in payout period                            (1,921)              (3,068)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (1,359,440)          (1,256,104)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (2,266,768)          (1,139,320)
Net assets at beginning of period                                      4,401,416            5,540,736
                                                             -------------------  -------------------
Net assets at end of period                                  $         2,134,648  $         4,401,416
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Fidelity(R) VIP Contrafund(R) Portfolio - Service
                                                                               Class
                                                             ------------------------------------------------
                                                                     2008                     2007
                                                               -------------------      -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (92,120)     $          (137,235)
      Realized gains (losses)                                           (596,011)               7,749,113
      Unrealized appreciation (depreciation) during
       the year                                                      (11,366,822)              (3,174,397)
                                                             -------------------      -------------------
Net increase (decrease) in net assets from operations                (12,054,953)               4,437,481
                                                             -------------------      -------------------
Contract transactions:
      Payments received from contract owners                             290,795                  568,547
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (43,462)                 993,865
      Transfers for contract benefits and terminations                (3,978,621)              (5,160,549)
      Contract maintenance charges                                       (26,344)                 (27,139)
      Net change to contracts in payout period                             4,891                   (1,577)
                                                             -------------------      -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (3,752,741)              (3,626,853)
                                                             -------------------      -------------------
         Total increase (decrease) in net assets                     (15,807,694)                 810,628
Net assets at beginning of period                                     30,342,085               29,531,457
                                                             -------------------      -------------------
Net assets at end of period                                  $        14,534,391      $        30,342,085
                                                             ===================      ===================

                                                             Fidelity(R) VIP Growth Opportunities Portfolio -
                                                                           Service Class
                                                             -----------------------------------------------
                                                                     2008                     2007
                                                               -------------------     -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (41,855)     $           (59,678)
      Realized gains (losses)                                           (128,446)                  69,120
      Unrealized appreciation (depreciation) during
       the year                                                       (3,242,383)                 807,745
                                                             -------------------      -------------------
Net increase (decrease) in net assets from operations                 (3,412,684)                 817,187
                                                             -------------------      -------------------
Contract transactions:
      Payments received from contract owners                           1,044,648                1,726,595
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      594,069                1,175,134
      Transfers for contract benefits and terminations                  (588,803)                (953,541)
      Contract maintenance charges                                       (16,810)                  (9,895)
      Net change to contracts in payout period                               745                       43
                                                             -------------------      -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,033,849                1,938,336
                                                             -------------------      -------------------
         Total increase (decrease) in net assets                      (2,378,835)               2,755,523
Net assets at beginning of period                                      5,696,734                2,941,211
                                                             -------------------      -------------------
Net assets at end of period                                  $         3,317,899      $         5,696,734
                                                             ===================      ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             Fidelity(R) VIP Growth Portfolio Service - Class
                                                             -----------------------------------------------
                                                                     2008                     2007
                                                               -------------------     -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (23,158)     $           (28,118)
      Realized gains (losses)                                            (45,499)                 271,013
      Unrealized appreciation (depreciation) during
       the year                                                       (2,033,771)                 728,122
                                                             -------------------      -------------------
Net increase (decrease) in net assets from operations                 (2,102,428)                 971,017
                                                             -------------------      -------------------
Contract transactions:
      Payments received from contract owners                              71,741                  113,218
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (390,825)                 358,258
      Transfers for contract benefits and terminations                  (629,025)                (750,174)
      Contract maintenance charges                                        (7,440)                  (7,374)
      Net change to contracts in payout period                            (1,413)                   8,658
                                                             -------------------      -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (956,962)                (277,414)
                                                             -------------------      -------------------
         Total increase (decrease) in net assets                      (3,059,390)                 693,603
Net assets at beginning of period                                      5,033,781                4,340,178
                                                             -------------------      -------------------
Net assets at end of period                                  $         1,974,391      $         5,033,781
                                                             ===================      ===================

                                                               Fidelity(R) VIP Investment Grade Bond
                                                                     Portfolio - ServiceClass
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            51,566  $           (18,801)
      Realized gains (losses)                                                286               15,567
      Unrealized appreciation (depreciation) during
       the year                                                         (191,021)              53,631
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (139,169)              50,397
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             623,531            1,488,493
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      835,174            1,227,865
      Transfers for contract benefits and terminations                  (301,867)            (516,563)
      Contract maintenance charges                                        (7,934)              (1,911)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,148,904            2,197,884
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                       1,009,735            2,248,281
Net assets at beginning of period                                      2,248,281                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $         3,258,016  $         2,248,281
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Franklin Flex Cap Growth Securities Fund -
                                                                             Class 2
                                                             ------------------------------------------
                                                                     2008                 2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $              (425)  $                 -
      Realized gains (losses)                                               (824)                    -
      Unrealized appreciation (depreciation) during
       the year                                                          (24,530)                    -
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                    (25,779)                    -
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                                 105                     -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      103,253                     -
      Transfers for contract benefits and terminations                      (278)                    -
      Contract maintenance charges                                            (4)                    -
      Net change to contracts in payout period                                 -                     -
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 103,076                     -
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                          77,297                     -
Net assets at beginning of period                                              -                     -
                                                             -------------------   -------------------
Net assets at end of period                                  $            77,297   $                 -
                                                             ===================   ===================

                                                             Franklin Income Securities Fund - Class 2
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           254,403  $            59,909
      Realized gains (losses)                                           (181,271)              22,887
      Unrealized appreciation (depreciation) during
       the year                                                       (2,406,184)            (101,998)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (2,333,052)             (19,202)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           2,042,250            2,748,163
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,651,606            2,203,038
      Transfers for contract benefits and terminations                (1,995,966)            (364,045)
      Contract maintenance charges                                       (27,790)              (3,310)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,670,100            4,583,846
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (662,952)           4,564,644
Net assets at beginning of period                                      5,925,503            1,360,859
                                                             -------------------  -------------------
Net assets at end of period                                  $         5,262,551  $         5,925,503
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              Lazard Retirement U.S. Small Cap Equity
                                                                    Portfolio - Service Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            (3,950) $            (6,464)
      Realized gains (losses)                                            (32,246)             194,002
      Unrealized appreciation (depreciation) during
       the year                                                          (91,632)            (222,620)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (127,828)             (35,082)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              16,281                4,947
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (45,268)             (54,593)
      Transfers for contract benefits and terminations                   (59,852)             (59,023)
      Contract maintenance charges                                          (544)              (1,168)
      Net change to contracts in payout period                               (70)                 (82)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 (89,453)            (109,919)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (217,281)            (145,001)
Net assets at beginning of period                                        412,876              557,877
                                                             -------------------  -------------------
Net assets at end of period                                  $           195,595  $           412,876
                                                             ===================  ===================

                                                              Lord Abbett Bond Debenture Portfolio -
                                                                          Class VC Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           102,420  $           134,690
      Realized gains (losses)                                            (64,253)              24,625
      Unrealized appreciation (depreciation) during
       the year                                                         (518,613)             (13,672)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (480,446)             145,643
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              34,433               82,298
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (42,669)             254,196
      Transfers for contract benefits and terminations                  (630,005)            (921,752)
      Contract maintenance charges                                        (3,951)              (5,574)
      Net change to contracts in payout period                                 -                 (452)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (642,192)            (591,284)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (1,122,638)            (445,641)
Net assets at beginning of period                                      2,882,324            3,327,965
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,759,686  $         2,882,324
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Lord Abbett Growth and Income Portfolio -
                                                                          Class VC Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             6,791  $           (16,684)
      Realized gains (losses)                                           (307,434)             934,152
      Unrealized appreciation (depreciation) during
       the year                                                       (3,419,352)            (686,602)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (3,719,995)             230,866
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             156,279            1,598,958
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (693,803)             261,845
      Transfers for contract benefits and terminations                (1,451,459)          (2,341,340)
      Contract maintenance charges                                       (23,271)             (21,215)
      Net change to contracts in payout period                              (612)                (590)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (2,012,866)            (502,342)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (5,732,861)            (271,476)
Net assets at beginning of period                                     11,419,978           11,691,454
                                                             -------------------  -------------------
Net assets at end of period                                  $         5,687,117  $        11,419,978
                                                             ===================  ===================

                                                               Lord Abbett Mid Cap Value Portfolio -
                                                                          Class VC Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            (2,428) $           (30,858)
      Realized gains (losses)                                            (96,515)             455,187
      Unrealized appreciation (depreciation) during
       the year                                                         (938,809)            (433,515)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,037,752)              (9,186)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              44,693               70,160
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (261,852)            (143,867)
      Transfers for contract benefits and terminations                  (419,477)            (451,437)
      Contract maintenance charges                                        (3,250)              (3,680)
      Net change to contracts in payout period                               (31)                 (45)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (639,917)            (528,869)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (1,677,669)            (538,055)
Net assets at beginning of period                                      3,021,187            3,559,242
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,343,518  $         3,021,187
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                              Mutual Shares Securities Fund - Class 2
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           253,482  $            16,068
      Realized gains (losses)                                            212,237              624,505
      Unrealized appreciation (depreciation) during
       the year                                                       (7,048,709)            (371,002)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (6,582,990)             269,571
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           2,056,755            2,918,611
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      793,516            2,122,239
      Transfers for contract benefits and terminations                (2,953,983)          (2,962,925)
      Contract maintenance charges                                       (31,889)             (15,574)
      Net change to contracts in payout period                             3,095                 (843)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (132,506)           2,061,508
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (6,715,496)           2,331,079
Net assets at beginning of period                                     17,210,558           14,879,479
                                                             -------------------  -------------------
Net assets at end of period                                  $        10,495,062  $        17,210,558
                                                             ===================  ===================

                                                             Neuberger Berman AMT Guardian Portfolio -
                                                                              S Class
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (12,341) $            (5,850)
      Realized gains (losses)                                             58,279                 (839)
      Unrealized appreciation (depreciation) during
       the year                                                         (868,186)              14,022
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (822,248)               7,333
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             816,949              847,914
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      578,748              665,398
      Transfers for contract benefits and terminations                  (175,104)            (178,335)
      Contract maintenance charges                                        (6,043)                (186)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,214,550            1,334,791
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         392,302            1,342,124
Net assets at beginning of period                                      1,354,684               12,560
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,746,986  $         1,354,684
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                               Neuberger Berman AMT Small Cap Growth
                                                                        Portfolio - S Class
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $              (206) $              (196)
      Realized gains (losses)                                               (689)               1,819
      Unrealized appreciation (depreciation) during
       the year                                                           (3,786)                (397)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                     (4,681)               1,226
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                 223                3,803
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                        3,497                2,434
      Transfers for contract benefits and terminations                      (147)             (26,027)
      Contract maintenance charges                                           (22)                (747)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   3,551              (20,537)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          (1,130)             (19,311)
Net assets at beginning of period                                          9,177               28,488
                                                             -------------------  -------------------
Net assets at end of period                                  $             8,047  $             9,177
                                                             ===================  ===================

                                                             Oppenheimer Capital Appreciation Fund/VA -
                                                                          Service Shares
                                                             ----------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            (1,045)  $              (503)
      Realized gains (losses)                                            (15,385)                  134
      Unrealized appreciation (depreciation) during
       the year                                                          (25,600)                2,972
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                    (42,030)                2,603
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                               3,883                 6,556
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       38,707                37,458
      Transfers for contract benefits and terminations                   (24,158)                   (3)
      Contract maintenance charges                                          (352)                  (20)
      Net change to contracts in payout period                                 -                     -
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  18,080                43,991
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                         (23,950)               46,594
Net assets at beginning of period                                         53,794                 7,200
                                                             -------------------   -------------------
Net assets at end of period                                  $            29,844   $            53,794
                                                             ===================   ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              Oppenheimer Global Securities Fund/VA -
                                                                          Service Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $              (987) $            (1,847)
      Realized gains (losses)                                               (622)               5,697
      Unrealized appreciation (depreciation) during
       the year                                                         (204,474)              (2,802)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (206,083)               1,048
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                               4,969               31,710
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      196,820              264,722
      Transfers for contract benefits and terminations                   (38,687)             (45,025)
      Contract maintenance charges                                          (557)                (240)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 162,545              251,167
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         (43,538)             252,215
Net assets at beginning of period                                        365,528              113,313
                                                             -------------------  -------------------
Net assets at end of period                                  $           321,990  $           365,528
                                                             ===================  ===================

                                                                 Oppenheimer Main Street Small Cap
                                                                    Fund(R)/VA - Service Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (12,817) $            (7,190)
      Realized gains (losses)                                             28,090                 (966)
      Unrealized appreciation (depreciation) during
       the year                                                         (551,336)             (61,605)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (536,063)             (69,761)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             495,928              679,610
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      408,814              445,935
      Transfers for contract benefits and terminations                  (108,511)            (156,118)
      Contract maintenance charges                                        (4,348)                (323)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 791,883              969,104
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         255,820              899,343
Net assets at beginning of period                                        924,165               24,822
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,179,985  $           924,165
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                                   Phoenix Capital Growth Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $        (1,203,257) $        (1,410,275)
      Realized gains (losses)                                         (1,692,841)           2,854,659
      Unrealized appreciation (depreciation) during
       the year                                                      (47,824,681)          11,590,175
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                (50,720,779)          13,034,559
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           1,486,430            2,170,284
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (3,421,890)          (6,937,633)
      Transfers for contract benefits and terminations               (13,203,544)         (22,957,992)
      Contract maintenance charges                                      (161,010)            (211,915)
      Net change to contracts in payout period                             3,445              (12,466)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                             (15,296,569)         (27,949,722)
Increase (decrease) in amounts retained in PLIC
   Accumulation Separate Account, net                                          -                    -
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                     (66,017,348)         (14,915,163)
Net assets at beginning of period                                    132,252,316          147,167,479
                                                             -------------------  -------------------
Net assets at end of period                                  $        66,234,968  $       132,252,316
                                                             ===================  ===================

                                                             Phoenix Dynamic Asset Allocation Series:
                                                                         Aggressive Growth
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             3,731  $               414
      Realized gains (losses)                                             (9,255)               3,780
      Unrealized appreciation (depreciation) during
       the year                                                         (264,896)              (3,444)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (270,420)                 750
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             232,474              135,869
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      202,493              240,859
      Transfers for contract benefits and terminations                   (29,825)             (87,904)
      Contract maintenance charges                                        (4,587)                  (8)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 400,555              288,816
Increase (decrease) in amounts retained in PLIC
   Accumulation Separate Account, net                                    (93,434)              19,022
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          36,701              308,588
Net assets at beginning of period                                        652,766              344,178
                                                             -------------------  -------------------
Net assets at end of period                                  $           689,467  $           652,766
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Phoenix Dynamic Asset Allocation Series:
                                                                              Growth
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             4,301  $             2,296
      Realized gains (losses)                                            (55,267)               2,013
      Unrealized appreciation (depreciation) during
       the year                                                         (167,687)                 (25)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (218,653)               4,284
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             186,053              151,527
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      132,733              129,095
      Transfers for contract benefits and terminations                    (5,079)              (4,530)
      Contract maintenance charges                                        (1,303)                (136)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 312,404              275,956
Increase (decrease) in amounts retained in PLIC
   Accumulation Separate Account, net                                    (76,681)              18,328
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          17,070              298,568
Net assets at beginning of period                                        540,667              242,099
                                                             -------------------  -------------------
Net assets at end of period                                  $           557,737  $           540,667
                                                             ===================  ===================

                                                             Phoenix Dynamic Asset Allocation Series:
                                                                             Moderate
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            16,597  $             6,390
      Realized gains (losses)                                             11,240               10,429
      Unrealized appreciation (depreciation) during
       the year                                                         (230,511)              13,533
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (202,674)              30,352
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             354,042               72,859
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      897,669              409,902
      Transfers for contract benefits and terminations                   (82,890)             (79,831)
      Contract maintenance charges                                          (899)                (191)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,167,922              402,739
Increase (decrease) in amounts retained in PLIC
   Accumulation Separate Account, net                                    (36,058)              16,865
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         929,190              449,956
Net assets at beginning of period                                        876,219              426,263
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,805,409  $           876,219
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Phoenix Dynamic Asset Allocation Series:
                                                                          Moderate Growth
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            20,583  $             4,140
      Realized gains (losses)                                             26,703               58,992
      Unrealized appreciation (depreciation) during
       the year                                                         (521,406)              27,089
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (474,120)              90,221
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              73,810               60,531
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      899,331              (28,400)
      Transfers for contract benefits and terminations                   (81,400)             (49,870)
      Contract maintenance charges                                        (1,854)              (3,907)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 889,887              (21,646)
Increase (decrease) in amounts retained in PLIC
   Accumulation Separate Account, net                                    (60,430)              18,492
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         355,337               87,067
Net assets at beginning of period                                      1,369,092            1,282,025
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,724,429  $         1,369,092
                                                             ===================  ===================

                                                                 Phoenix Growth and Income Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            (5,984) $           (66,638)
      Realized gains (losses)                                            296,779            1,132,788
      Unrealized appreciation (depreciation) during
       the year                                                       (4,757,027)            (215,333)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (4,466,232)             850,817
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             176,920              303,911
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (858,980)            (149,665)
      Transfers for contract benefits and terminations                (2,431,988)          (3,843,218)
      Contract maintenance charges                                       (19,563)             (41,686)
      Net change to contracts in payout period                               681                 (656)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (3,132,930)          (3,731,314)
Increase (decrease) in amounts retained in PLIC
   Accumulation Separate Account, net                                          -                    -
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (7,599,162)          (2,880,497)
Net assets at beginning of period                                     14,469,046           17,349,543
                                                             -------------------  -------------------
Net assets at end of period                                  $         6,869,884  $        14,469,046
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                   Phoenix Mid-Cap Growth Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $          (139,060) $          (197,075)
      Realized gains (losses)                                            (51,357)             340,610
      Unrealized appreciation (depreciation) during
       the year                                                       (5,830,510)           2,718,372
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (6,020,927)           2,861,907
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             335,415              289,260
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (760,046)            (856,001)
      Transfers for contract benefits and terminations                (1,959,596)          (2,479,572)
      Contract maintenance charges                                       (14,470)             (21,764)
      Net change to contracts in payout period                             1,027               (1,618)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (2,397,670)          (3,069,695)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (8,418,597)            (207,788)
Net assets at beginning of period                                     15,269,665           15,477,453
                                                             -------------------  -------------------
Net assets at end of period                                  $         6,851,068  $        15,269,665
                                                             ===================  ===================

                                                                    Phoenix Money Market Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           240,609  $           807,729
      Realized gains (losses)                                                  -                    -
      Unrealized appreciation (depreciation) during
       the year                                                                -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    240,609              807,729
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           3,307,451            1,727,524
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   13,140,214            8,029,849
      Transfers for contract benefits and terminations               (12,507,147)         (10,711,665)
      Contract maintenance charges                                       (77,639)             (50,881)
      Net change to contracts in payout period                           (27,535)              11,904
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               3,835,344             (993,269)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                       4,075,953             (185,540)
Net assets at beginning of period                                     23,551,104           23,736,644
                                                             -------------------  -------------------
Net assets at end of period                                  $        27,627,057  $        23,551,104
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             Phoenix Multi-Sector Fixed Income Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $         1,895,606  $         1,457,860
      Realized gains (losses)                                           (690,649)             (90,199)
      Unrealized appreciation (depreciation) during
       the year                                                       (7,178,343)            (469,346)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (5,973,386)             898,315
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           1,016,015            1,918,410
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (803,171)             558,575
      Transfers for contract benefits and terminations                (5,110,773)          (6,995,844)
      Contract maintenance charges                                       (37,746)             (43,551)
      Net change to contracts in payout period                             2,151                3,609
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (4,933,524)          (4,558,801)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                     (10,906,910)          (3,660,486)
Net assets at beginning of period                                     35,299,702           38,960,188
                                                             -------------------  -------------------
Net assets at end of period                                  $        24,392,792  $        35,299,702
                                                             ===================  ===================

                                                               Phoenix Multi-Sector Short Term Bond
                                                                              Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           134,227  $           147,037
      Realized gains (losses)                                            (35,936)                 320
      Unrealized appreciation (depreciation) during
       the year                                                         (489,208)             (60,113)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (390,917)              87,244
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              29,481               62,012
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      317,876              558,872
      Transfers for contract benefits and terminations                  (832,598)            (861,268)
      Contract maintenance charges                                        (4,501)              (6,454)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (489,742)            (246,838)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (880,659)            (159,594)
Net assets at beginning of period                                      3,549,617            3,709,211
                                                             -------------------  -------------------
Net assets at end of period                                  $         2,668,958  $         3,549,617
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                  Phoenix Small-Cap Growth Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (46,907) $           (66,996)
      Realized gains (losses)                                           (124,152)           1,025,050
      Unrealized appreciation (depreciation) during
       the year                                                       (2,076,990)            (237,518)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (2,248,049)             720,536
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              66,382               78,803
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      478,910             (398,328)
      Transfers for contract benefits and terminations                  (474,032)          (1,004,787)
      Contract maintenance charges                                        (5,859)             (10,099)
      Net change to contracts in payout period                            (2,160)              (2,816)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  63,241           (1,337,227)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (2,184,808)            (616,691)
Net assets at beginning of period                                      4,794,285            5,410,976
                                                             -------------------  -------------------
Net assets at end of period                                  $         2,609,477  $         4,794,285
                                                             ===================  ===================

                                                                Phoenix Strategic Allocation Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $         1,844,115  $         1,907,612
      Realized gains (losses)                                         (1,630,551)           9,206,176
      Unrealized appreciation (depreciation) during
       the year                                                      (31,811,952)          (4,050,158)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                (31,598,388)           7,063,630
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           1,538,256            2,836,891
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (4,009,639)          (9,783,788)
      Transfers for contract benefits and terminations               (19,258,172)         (30,206,881)
      Contract maintenance charges                                       (96,930)            (116,956)
      Net change to contracts in payout period                             4,161              (26,498)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                             (21,822,324)         (37,297,232)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                     (53,420,712)         (30,233,602)
Net assets at beginning of period                                    133,918,133          164,151,735
                                                             -------------------  -------------------
Net assets at end of period                                  $        80,497,421  $       133,918,133
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                               Phoenix-Aberdeen International Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           310,683  $           149,826
      Realized gains (losses)                                          2,484,085            6,611,658
      Unrealized appreciation (depreciation) during
       the year                                                      (26,330,746)           1,367,397
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                (23,535,978)           8,128,881
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           2,154,694            2,891,483
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (1,105,318)          (1,102,065)
      Transfers for contract benefits and terminations                (7,746,694)         (10,695,192)
      Contract maintenance charges                                       (76,763)             (74,438)
      Net change to contracts in payout period                             9,993               (3,816)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (6,764,088)          (8,984,028)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                     (30,300,066)            (855,147)
Net assets at beginning of period                                     64,615,375           65,470,522
                                                             -------------------  -------------------
Net assets at end of period                                  $        34,315,309  $        64,615,375
                                                             ===================  ===================

                                                                 Phoenix-Duff & Phelps Real Estate
                                                                         Securities Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            29,410  $           (23,900)
      Realized gains (losses)                                          1,092,308            4,842,448
      Unrealized appreciation (depreciation) during
       the year                                                       (6,583,300)          (8,593,787)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (5,461,582)          (3,775,239)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             649,984              882,253
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (661,599)          (4,274,389)
      Transfers for contract benefits and terminations                (2,877,549)          (4,169,911)
      Contract maintenance charges                                       (23,961)             (32,971)
      Net change to contracts in payout period                            (2,379)              (4,967)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (2,915,504)          (7,599,985)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (8,377,086)         (11,375,224)
Net assets at beginning of period                                     17,138,091           28,513,315
                                                             -------------------  -------------------
Net assets at end of period                                  $         8,761,005  $        17,138,091
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              Phoenix-Sanford Bernstein Mid-Cap Value
                                                                              Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $          (150,332) $          (231,295)
      Realized gains (losses)                                            647,979            2,722,702
      Unrealized appreciation (depreciation) during
       the year                                                       (5,962,102)          (2,182,656)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (5,464,455)             308,751
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             729,150              949,852
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (878,933)            (365,322)
      Transfers for contract benefits and terminations                (2,522,974)          (4,053,622)
      Contract maintenance charges                                       (19,536)             (19,533)
      Net change to contracts in payout period                            (5,162)              (8,388)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (2,697,455)          (3,497,013)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (8,161,910)          (3,188,262)
Net assets at beginning of period                                     17,197,844           20,386,106
                                                             -------------------  -------------------
Net assets at end of period                                  $         9,035,934  $        17,197,844
                                                             ===================  ===================

                                                             Phoenix-Sanford Bernstein Small-Cap Value
                                                                              Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (80,523) $          (137,948)
      Realized gains (losses)                                           (240,393)           1,502,129
      Unrealized appreciation (depreciation) during
       the year                                                       (2,746,246)          (1,619,664)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (3,067,162)            (255,483)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              95,797              228,254
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (292,901)            (282,887)
      Transfers for contract benefits and terminations                (1,441,121)          (1,992,043)
      Contract maintenance charges                                        (8,430)             (11,328)
      Net change to contracts in payout period                            (1,738)              (2,828)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (1,648,393)          (2,060,832)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (4,715,555)          (2,316,315)
Net assets at beginning of period                                      8,896,910           11,213,225
                                                             -------------------  -------------------
Net assets at end of period                                  $         4,181,355  $         8,896,910
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                                Phoenix-Van Kampen Comstock Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            42,056  $            38,820
      Realized gains (losses)                                           (193,561)             700,011
      Unrealized appreciation (depreciation) during
       the year                                                       (3,392,858)          (1,081,151)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (3,544,363)            (342,320)
                                                             -------------------  -------------------
      Contract transactions:
      Payments received from contract owners                             116,459              244,625
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (456,049)            (253,343)
      Transfers for contract benefits and terminations                (1,681,329)          (2,514,768)
      Contract maintenance charges                                        (7,233)             (10,872)
      Net change to contracts in payout period                             6,004               10,033
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (2,022,148)          (2,524,325)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (5,566,511)          (2,866,645)
Net assets at beginning of period                                     11,098,552           13,965,197
                                                             -------------------  -------------------
Net assets at end of period                                  $         5,532,041  $        11,098,552
                                                             ===================  ===================

                                                                Phoenix-Van Kampen Equity 500 Index
                                                                              Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (10,294) $           (79,866)
      Realized gains (losses)                                           (118,738)             860,515
      Unrealized appreciation (depreciation) during
       the year                                                       (5,412,614)            (172,952)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (5,541,646)             607,697
                                                             -------------------  -------------------
      Contract transactions:
      Payments received from contract owners                             598,289            1,416,971
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (852,378)          (1,510,761)
      Transfers for contract benefits and terminations                (2,301,088)          (5,296,528)
      Contract maintenance charges                                        (9,863)             (20,703)
      Net change to contracts in payout period                           (42,187)              35,139
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (2,607,227)          (5,375,882)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (8,148,873)          (4,768,185)
Net assets at beginning of period                                     16,164,327           20,932,512
                                                             -------------------  -------------------
Net assets at end of period                                  $         8,015,454  $        16,164,327
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              PIMCO CommodityRealReturn/TM/ Strategy
                                                                     Portfolio - Advisor Class
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            71,509  $            23,053
      Realized gains (losses)                                           (307,307)               4,285
      Unrealized appreciation (depreciation) during
       the year                                                       (1,236,681)             105,173
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,472,479)             132,511
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             513,687              545,726
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,667,153              470,762
      Transfers for contract benefits and terminations                  (268,586)            (135,577)
      Contract maintenance charges                                        (4,655)                (155)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,907,599              880,756
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         435,120            1,013,267
Net assets at beginning of period                                      1,086,650               73,383
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,521,770  $         1,086,650
                                                             ===================  ===================

                                                               PIMCO Real Return Portfolio - Advisor
                                                                               Class
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            30,246  $             9,104
      Realized gains (losses)                                           (113,321)                 972
      Unrealized appreciation (depreciation) during
       the year                                                         (133,082)              13,847
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (216,157)              23,923
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             101,853              140,668
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,155,937              265,898
      Transfers for contract benefits and terminations                  (497,431)             (45,999)
      Contract maintenance charges                                        (2,563)                (666)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 757,796              359,901
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         541,639              383,824
Net assets at beginning of period                                        513,075              129,251
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,054,714  $           513,075
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              PIMCO Total Return Portfolio - Advisor
                                                                               Class
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            45,395  $            15,708
      Realized gains (losses)                                             31,436                1,586
      Unrealized appreciation (depreciation) during
       the year                                                          (36,295)              23,840
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                     40,536               41,134
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              15,206                1,843
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,623,551              561,820
      Transfers for contract benefits and terminations                  (399,304)             (93,750)
      Contract maintenance charges                                        (1,830)                (686)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,237,623              469,227
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                       1,278,159              510,361
Net assets at beginning of period                                        703,719              193,358
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,981,878  $           703,719
                                                             ===================  ===================

                                                              Rydex Variable Trust Inverse Government
                                                                      Long Bond Strategy Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            (4,131) $            15,992
      Realized gains (losses)                                            (73,398)             (30,646)
      Unrealized appreciation (depreciation) during
       the year                                                          (14,932)             (17,446)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (92,461)             (32,100)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                   -                1,501
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (152,556)            (103,143)
      Transfers for contract benefits and terminations                  (129,467)            (184,492)
      Contract maintenance charges                                        (1,553)              (2,633)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (283,576)            (288,767)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (376,037)            (320,867)
Net assets at beginning of period                                        563,518              884,385
                                                             -------------------  -------------------
Net assets at end of period                                  $           187,481  $           563,518
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                  Rydex Variable Trust Nova Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $              (199) $              (196)
      Realized gains (losses)                                              2,799                4,026
      Unrealized appreciation (depreciation) during
       the year                                                          (14,634)              (4,081)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (12,034)                (251)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                   -                    -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                          824                 (132)
      Transfers for contract benefits and terminations                   (23,572)             (14,251)
      Contract maintenance charges                                          (103)                (243)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 (22,851)             (14,626)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         (34,885)             (14,877)
Net assets at beginning of period                                         42,109               56,986
                                                             -------------------  -------------------
Net assets at end of period                                  $             7,224  $            42,109
                                                             ===================  ===================

                                                             Rydex Variable Trust Sector Rotation Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            (6,869) $           (10,272)
      Realized gains (losses)                                             (3,933)             100,141
      Unrealized appreciation (depreciation) during
       the year                                                         (273,286)              62,755
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (284,088)             152,624
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                               2,529               19,638
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (59,024)            (101,275)
      Transfers for contract benefits and terminations                   (78,820)            (125,561)
      Contract maintenance charges                                          (425)              (1,067)
      Net change to contracts in payout period                               477                    8
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (135,263)            (208,257)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (419,351)             (55,633)
Net assets at beginning of period                                        771,927              827,560
                                                             -------------------  -------------------
Net assets at end of period                                  $           352,576  $           771,927
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Sentinel Variable Products Balanced Fund
                                                             ----------------------------------------
                                                                     2008                2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             1,253  $                 -
      Realized gains (losses)                                             (1,485)                   -
      Unrealized appreciation (depreciation) during
       the year                                                          (11,488)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (11,720)                   -
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                  61                    -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      119,711                    -
      Transfers for contract benefits and terminations                   (54,592)                   -
      Contract maintenance charges                                           (19)                   -
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  65,161                    -
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          53,441                    -
Net assets at beginning of period                                              -                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $            53,441  $                 -
                                                             ===================  ===================

                                                               Sentinel Variable Products Bond Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            59,586  $             9,224
      Realized gains (losses)                                               (326)                  15
      Unrealized appreciation (depreciation) during
       the year                                                          (42,024)              (6,378)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                     17,236                2,861
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             584,554              132,725
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,266,793              116,874
      Transfers for contract benefits and terminations                   (88,760)              (5,508)
      Contract maintenance charges                                        (3,083)                 (18)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,759,504              244,073
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                       1,776,740              246,934
Net assets at beginning of period                                        246,934                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $         2,023,674  $           246,934
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              Sentinel Variable Products Common Stock
                                                                               Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            21,112  $             8,237
      Realized gains (losses)                                              4,630               16,105
      Unrealized appreciation (depreciation) during
       the year                                                       (1,225,245)             (24,649)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,199,503)                (307)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           2,097,991              598,836
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    2,301,171              329,753
      Transfers for contract benefits and terminations                  (304,584)             (22,398)
      Contract maintenance charges                                        (8,562)                 (63)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               4,086,016              906,128
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                       2,886,513              905,821
Net assets at beginning of period                                        905,821                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $         3,792,334  $           905,821
                                                             ===================  ===================

                                                             Sentinel Variable Products Mid Cap Growth
                                                                               Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            (4,475) $              (642)
      Realized gains (losses)                                             (9,250)                  (2)
      Unrealized appreciation (depreciation) during
       the year                                                         (194,522)              (1,076)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (208,247)              (1,720)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                               1,290               78,323
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      351,947              131,801
      Transfers for contract benefits and terminations                   (91,671)                   -
      Contract maintenance charges                                        (5,299)                   -
      Net change to contracts in payout period                               (46)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 256,221              210,124
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          47,974              208,404
Net assets at beginning of period                                        208,404                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $           256,378  $           208,404
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Sentinel Variable Products Small Company
                                                                               Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            (3,969) $               717
      Realized gains (losses)                                            (75,814)              20,084
      Unrealized appreciation (depreciation) during
       the year                                                         (175,310)             (26,278)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (255,093)              (5,477)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             285,255              164,673
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      490,715               55,305
      Transfers for contract benefits and terminations                  (164,098)              (3,054)
      Contract maintenance charges                                        (6,054)                  (8)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 605,818              216,916
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         350,725              211,439
Net assets at beginning of period                                        211,439                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $           562,164  $           211,439
                                                             ===================  ===================

                                                             Summit S&P MidCap 400 Index Portfolio -
                                                                          Class I Shares
                                                             ----------------------------------------
                                                                     2008                2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               167  $                 -
      Realized gains (losses)                                             (7,043)                   -
      Unrealized appreciation (depreciation) during
       the year                                                           (4,048)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (10,924)                   -
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                 368                    -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       58,410                    -
      Transfers for contract benefits and terminations                   (26,095)                   -
      Contract maintenance charges                                          (333)                   -
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  32,350                    -
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          21,426                    -
Net assets at beginning of period                                              -                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $            21,426  $                 -
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              Templeton Developing Markets Securities
                                                                          Fund - Class 1
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            11,869  $            12,285
      Realized gains (losses)                                            161,905              106,385
      Unrealized appreciation (depreciation) during
       the year                                                         (724,826)             156,619
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (551,052)             275,289
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              12,600               92,681
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (169,334)              83,258
      Transfers for contract benefits and terminations                  (195,317)            (231,496)
      Contract maintenance charges                                          (687)                (486)
      Net change to contracts in payout period                                 -                1,007
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (352,738)             (55,036)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (903,790)             220,253
Net assets at beginning of period                                      1,247,593            1,027,340
                                                             -------------------  -------------------
Net assets at end of period                                  $           343,803  $         1,247,593
                                                             ===================  ===================

                                                              Templeton Developing Markets Securities
                                                                          Fund - Class 2
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            43,331  $            20,681
      Realized gains (losses)                                            329,444              192,195
      Unrealized appreciation (depreciation) during
       the year                                                       (2,108,656)             404,925
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,735,881)             617,801
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              13,053               28,994
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (108,646)           1,304,719
      Transfers for contract benefits and terminations                  (480,576)            (396,838)
      Contract maintenance charges                                        (2,919)              (1,192)
      Net change to contracts in payout period                               897                   32
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (578,191)             935,715
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (2,314,072)           1,553,516
Net assets at beginning of period                                      3,587,607            2,034,091
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,273,535  $         3,587,607
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Templeton Foreign Securities Fund - Class 1
                                                             ------------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           255,321   $           203,561
      Realized gains (losses)                                          1,959,184             2,564,296
      Unrealized appreciation (depreciation) during
       the year                                                      (11,885,446)              610,992
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                 (9,670,941)            3,378,849
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                              62,741                38,401
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (662,532)             (197,035)
      Transfers for contract benefits and terminations                (2,526,750)           (4,147,741)
      Contract maintenance charges                                       (10,854)              (12,470)
      Net change to contracts in payout period                               512                  (794)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (3,136,883)           (4,319,639)
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                     (12,807,824)             (940,790)
Net assets at beginning of period                                     25,252,922            26,193,712
                                                             -------------------   -------------------
Net assets at end of period                                  $        12,445,098   $        25,252,922
                                                             ===================   ===================

                                                             Templeton Foreign Securities Fund - Class 2
                                                             ------------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            64,750   $            55,056
      Realized gains (losses)                                            327,103               456,265
      Unrealized appreciation (depreciation) during
       the year                                                       (3,238,763)              474,576
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                 (2,846,910)              985,897
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                             170,473               265,277
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (136,019)              (61,841)
      Transfers for contract benefits and terminations                (1,264,145)           (1,299,695)
      Contract maintenance charges                                        (8,105)              (12,265)
      Net change to contracts in payout period                             3,286                  (717)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (1,234,510)           (1,109,241)
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                      (4,081,420)             (123,344)
Net assets at beginning of period                                      7,665,101             7,788,445
                                                             -------------------   -------------------
Net assets at end of period                                  $         3,583,681   $         7,665,101
                                                             ===================   ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Templeton Global Asset Allocation Fund -
                                                                              Class 1
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $         3,095,352  $         6,772,799
      Realized gains (losses)                                          3,415,188            9,894,071
      Unrealized appreciation (depreciation) during
       the year                                                      (16,132,535)         (13,114,617)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (9,621,995)           3,552,253
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             222,466              298,686
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (3,520,706)            (543,595)
      Transfers for contract benefits and terminations                (4,021,270)          (4,381,209)
      Contract maintenance charges                                       (20,768)             (23,554)
      Net change to contracts in payout period                            (1,527)              47,304
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (7,341,805)          (4,602,368)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                     (16,963,800)          (1,050,115)
Net assets at beginning of period                                     40,892,411           41,942,526
                                                             -------------------  -------------------
Net assets at end of period                                  $        23,928,611  $        40,892,411
                                                             ===================  ===================

                                                             Templeton Global Asset Allocation Fund -
                                                                              Class 2
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           141,912  $           304,300
      Realized gains (losses)                                            178,420              455,651
      Unrealized appreciation (depreciation) during
       the year                                                         (761,313)            (601,953)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (440,981)             157,998
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              17,548               14,816
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (93,095)             (57,781)
      Transfers for contract benefits and terminations                  (188,644)            (196,674)
      Contract maintenance charges                                          (656)              (1,897)
      Net change to contracts in payout period                              (473)                (439)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (265,320)            (241,975)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (706,301)             (83,977)
Net assets at beginning of period                                      1,879,589            1,963,566
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,173,288  $         1,879,589
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Templeton Global Income Securities Fund -
                                                                              Class 1
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           130,825  $            68,881
      Realized gains (losses)                                             56,900               28,946
      Unrealized appreciation (depreciation) during
       the year                                                           50,511              359,071
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    238,236              456,898
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              48,154               24,908
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (31,092)             489,775
      Transfers for contract benefits and terminations                  (535,274)            (430,531)
      Contract maintenance charges                                        (2,786)              (2,564)
      Net change to contracts in payout period                              (638)              11,571
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (521,636)              93,159
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (283,400)             550,057
Net assets at beginning of period                                      5,163,064            4,613,007
                                                             -------------------  -------------------
Net assets at end of period                                  $         4,879,664  $         5,163,064
                                                             ===================  ===================

                                                             Templeton Growth Securities Fund - Class 1
                                                             ----------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           427,542   $            88,002
      Realized gains (losses)                                          3,248,222             5,418,464
      Unrealized appreciation (depreciation) during
       the year                                                      (36,315,475)           (4,213,084)
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                (32,639,711)            1,293,382
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                             588,308               524,992
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (4,309,620)           (1,177,752)
      Transfers for contract benefits and terminations                (7,535,211)          (11,454,031)
      Contract maintenance charges                                       (41,101)              (50,767)
      Net change to contracts in payout period                             1,324                   237
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                             (11,296,300)          (12,157,321)
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                     (43,936,011)          (10,863,939)
Net assets at beginning of period                                     83,367,120            94,231,059
                                                             -------------------   -------------------
Net assets at end of period                                  $        39,431,109   $        83,367,120
                                                             ===================   ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             Templeton Growth Securities Fund - Class 2
                                                             ----------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            55,515   $             2,978
      Realized gains (losses)                                            500,729               778,009
      Unrealized appreciation (depreciation) during
       the year                                                       (7,295,053)             (666,931)
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                 (6,738,809)              114,056
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                           2,040,732             2,985,424
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,630,964               977,583
      Transfers for contract benefits and terminations                (2,967,693)           (2,287,887)
      Contract maintenance charges                                       (32,502)              (11,698)
      Net change to contracts in payout period                            (2,599)               (3,374)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 668,902             1,660,048
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                      (6,069,907)            1,774,104
Net assets at beginning of period                                     15,021,169            13,247,065
                                                             -------------------   -------------------
Net assets at end of period                                  $         8,951,262   $        15,021,169
                                                             ===================   ===================

                                                                 Van Kampen UIF Equity and Income
                                                                       Portfolio - Class II
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             1,893  $               439
      Realized gains (losses)                                            (13,716)               4,097
      Unrealized appreciation (depreciation) during
       the year                                                          (41,236)              (9,857)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (53,059)              (5,321)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                 100                5,738
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       47,519               93,369
      Transfers for contract benefits and terminations                   (42,744)              (3,501)
      Contract maintenance charges                                          (492)                 (32)
      Net change to contracts in payout period                                 -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   4,383               95,574
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         (48,676)              90,253
Net assets at beginning of period                                        185,368               95,115
                                                             -------------------  -------------------
Net assets at end of period                                  $           136,692  $           185,368
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                       Wanger International
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $          (121,545) $          (265,193)
      Realized gains (losses)                                          8,392,541            9,404,356
      Unrealized appreciation (depreciation) during
       the year                                                      (36,108,291)             450,237
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                (27,837,295)           9,589,400
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           1,006,481            1,148,640
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (4,558,030)          (1,868,469)
      Transfers for contract benefits and terminations                (5,968,018)          (9,826,574)
      Contract maintenance charges                                       (38,799)             (45,712)
      Net change to contracts in payout period                             2,914                2,284
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (9,555,452)         (10,589,831)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                     (37,392,747)          (1,000,431)
Net assets at beginning of period                                     66,850,111           67,850,542
                                                             -------------------  -------------------
Net assets at end of period                                  $        29,457,364  $        66,850,111
                                                             ===================  ===================

                                                                    Wanger International Select
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (59,404) $           (51,675)
      Realized gains (losses)                                          1,766,856            1,186,113
      Unrealized appreciation (depreciation) during
       the year                                                       (5,459,051)             557,020
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (3,751,599)           1,691,458
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              82,264              123,061
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (1,442,604)             668,496
      Transfers for contract benefits and terminations                (1,041,971)            (997,995)
      Contract maintenance charges                                        (5,840)              (8,277)
      Net change to contracts in payout period                              (936)                (696)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (2,409,087)            (215,411)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (6,160,686)           1,476,047
Net assets at beginning of period                                     10,103,772            8,627,725
                                                             -------------------  -------------------
Net assets at end of period                                  $         3,943,086  $        10,103,772
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                           Wanger Select
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           (77,604) $          (114,917)
      Realized gains (losses)                                            285,707              280,666
      Unrealized appreciation (depreciation) during
       the year                                                       (3,960,431)             425,869
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (3,752,328)             591,618
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              44,338              100,326
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (576,067)           1,151,253
      Transfers for contract benefits and terminations                  (714,200)          (1,099,662)
      Contract maintenance charges                                        (6,725)             (10,007)
      Net change to contracts in payout period                            (1,905)                (485)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (1,254,559)             141,425
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (5,006,887)             733,043
Net assets at beginning of period                                      8,578,380            7,845,337
                                                             -------------------  -------------------
Net assets at end of period                                  $         3,571,493  $         8,578,380
                                                             ===================  ===================

                                                                            Wanger USA
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $          (549,232) $          (833,770)
      Realized gains (losses)                                          7,429,972           12,328,588
      Unrealized appreciation (depreciation) during
       the year                                                      (27,560,430)          (8,388,400)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                (20,679,690)           3,106,418
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             520,421              710,911
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (2,831,136)          (4,960,444)
      Transfers for contract benefits and terminations                (6,301,490)         (11,817,703)
      Contract maintenance charges                                       (40,218)             (50,994)
      Net change to contracts in payout period                             4,551                 (903)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              (8,647,872)         (16,119,133)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                     (29,327,562)         (13,012,715)
Net assets at beginning of period                                     57,372,789           70,385,504
                                                             -------------------  -------------------
Net assets at end of period                                  $        28,045,227  $        57,372,789
                                                             ===================  ===================

                       See Notes to Financial Statements

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 1--Organization
The Phoenix Life Variable Accumulation Account (the "Separate Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 21, 1982. The Separate Account currently consists of 70 investment options that invest in shares of underlying funds The underlying funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Alliance Bernstein(R) Variable Products Series (VPS) Fund, Inc., DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Federated Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Rydex Variable Trust, The Sentinel Variable Products Trust, Summit Mutual Funds, Inc., The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds").

The Separate Account invests in the following investment options:

AIM V.I. Capital Appreciation Fund - Series I Shares
-------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I Shares
-------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund - Series I Shares
-------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio - Class O Shares
-------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio - Class B
-------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Strategy Portfolio - Class B
-------------------------------------------------------------------------------------------
DWS Equity 500 Index Fund VIP - Class A
-------------------------------------------------------------------------------------------
DWS Small Cap Index VIP - Class A
-------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
-------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio - Service Class
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class
-------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund - Class 2
-------------------------------------------------------------------------------------------
Franklin Income Securities Fund - Class 2
-------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares
-------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio Class - VC Shares
-------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio - Class VC Shares
-------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio - Class VC Shares
-------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2 (included in Franklin Templeton Variable Insurance
Products Trust)
-------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio - Class S
-------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio - S Class
-------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
-------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Service Shares
-------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares
-------------------------------------------------------------------------------------------
Phoenix Capital Growth Series
-------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
-------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth
-------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate
-------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate Growth
-------------------------------------------------------------------------------------------
Phoenix Growth and Income Series
-------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series
-------------------------------------------------------------------------------------------
Phoenix Money Market Series
-------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series
-------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series
-------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series
-------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series
-------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series
-------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series
-------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series
-------------------------------------------------------------------------------------------

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 1--Organization (Continued)

Phoenix-Van Kampen Comstock Series
-----------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series
-----------------------------------------------------------------
PIMCO CommodityRealReturn(TM) Strategy Portfolio - Advisor Class
-----------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Class
-----------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Class
-----------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
-----------------------------------------------------------------
Rydex Variable Trust Nova Fund
-----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
-----------------------------------------------------------------
Sentinel Variable Products Balanced Fund
-----------------------------------------------------------------
Sentinel Variable Products Bond Fund
-----------------------------------------------------------------
Sentinel Variable Products Common Stock Fund
-----------------------------------------------------------------
Sentinel Variable Products Mid Cap Growth Fund
-----------------------------------------------------------------
Sentinel Variable Products Small Company Fund
-----------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio - Class I Shares
-----------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 1
-----------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 2
-----------------------------------------------------------------
Templeton Foreign Securities Fund - Class 1
-----------------------------------------------------------------
Templeton Foreign Securities Fund - Class 2
-----------------------------------------------------------------
Templeton Global Asset Allocation Fund - Class 1
-----------------------------------------------------------------
Templeton Global Asset Allocation Fund - Class 2
-----------------------------------------------------------------
Templeton Global Income Securities Fund - Class 1
-----------------------------------------------------------------
Templeton Growth Securities Fund - Class 1
-----------------------------------------------------------------
Templeton Growth Securities Fund - Class 2
-----------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio - Class II
-----------------------------------------------------------------
Wanger International
-----------------------------------------------------------------
Wanger International Select
-----------------------------------------------------------------
Wanger Select
-----------------------------------------------------------------
Wanger USA
-----------------------------------------------------------------

Additionally, policy owners may direct the allocation of their investments between the Separate Account and the Guaranteed Interest Account.

Comparative year information for the year ended December 31, 2004 has been reformatted to be consistent with the 2005, 2006, 2007 and 2008 disclosures.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Phoenix Life Insurance Company's other asset and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Phoenix Life Insurance Company may conduct.

Note 2--Significant Accounting Policies
The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

A. Valuation of investments: Investments are made exclusively in the Funds and are valued at the reported net asset values per share of the respective investment options.

B. Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of the identified cost of the share sold. Dividend income and gains from investments are recorded on the ex-distribution date.

C. Income taxes: The Separate Account is not a separate entity from Phoenix, and under current federal income tax law, income arising from the Separate Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 2--Significant Accounting Policies (Continued)
D. Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

E. Distributions: Distributions from the Funds are recorded by each investment option on the ex-dividend date.

F. Fair Value Measurements: On January 1, 2008, The Phoenix Life Variable Accumulation Account adopted the provisions of Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Phoenix Life Variable Accumulation Account utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

.. Level 1--quoted prices in active markets for identical securities

.. Level 2--prices determined using other significant observable inputs
  (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

.. Level 3--prices determined using significant unobservable inputs (including the series' own assumptions in determining the fair value of investments)

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective fund manager. Investments held by Phoenix Life Variable Accumulation Account are Level 1 of the hierarchy.

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 3--Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2008 were as follows:

Investment Option                                                               Purchases         Sales
-----------------                                                               ---------         -----
   AIM V.I. Capital Appreciation Fund - Series I Shares                      $       238,003 $       700,455
   AIM V.I. Core Equity Fund - Series I Shares                                        42,956         306,971
   AIM V.I. Mid Cap Core Equity Fund - Series I Shares                               192,372         235,722
   Alger American Capital Appreciation Portfolio - Class O Shares                    121,111         787,092
   AllianceBernstein VPS Balanced Wealth Strategy Portfolio - Class B                267,857          15,490
   AllianceBernstein VPS Wealth Appreciation Strategy Portfolio - Class B                501               2
   DWS Equity 500 Index Fund VIP - Class A                                         2,209,700       2,282,444
   DWS Small Cap Index VIP - Class A                                                  55,801          12,245
   Federated Fund for U.S. Government Securities II                                4,525,460       5,463,010
   Federated High Income Bond Fund II - Primary Shares                               680,424       1,723,780
   Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                         3,673,626       6,831,507
   Fidelity(R) VIP Growth Opportunities Portfolio - Service Class                  2,520,687       1,528,691
   Fidelity(R) VIP Growth Portfolio - Service Class                                  654,983       1,635,102
   Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class                 2,370,116       1,167,896
   Franklin Flex Cap Growth Securities Fund - Class 2                                118,211          15,559
   Franklin Income Securities Fund - Class 2                                       5,728,220       3,659,928
   Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares                 27,878         121,280
   Lord Abbett Bond Debenture Portfolio - Class VC Shares                            476,323       1,010,988
   Lord Abbett Growth and Income Portfolio - Class VC Shares                         814,442       2,793,418
   Lord Abbett Mid Cap Value Portfolio - Class VC Shares                             361,468         923,120
   Mutual Shares Securities Fund - Class 2                                         6,517,175       5,762,778
   Neuberger Berman AMT Guardian Portfolio - S Class                               1,685,184         404,436
   Neuberger Berman AMT Small Cap Growth Portfolio - S Class                          33,147          29,529
   Oppenheimer Capital Appreciation Fund/VA - Service Shares                          63,646          46,610
   Oppenheimer Global Securities Fund/VA - Service Shares                            270,040          85,952
   Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares                   1,151,808         326,440
   Phoenix Capital Growth Series                                                   2,114,825      18,614,649
   Phoenix Dynamic Asset Allocation Series: Aggressive Growth                        713,187         295,803
   Phoenix Dynamic Asset Allocation Series: Growth                                   571,661         242,766
   Phoenix Dynamic Asset Allocation Series: Moderate                               1,399,862         190,228
   Phoenix Dynamic Asset Allocation Series: Moderate Growth                        1,477,544         511,317
   Phoenix Growth and Income Series                                                  719,255       3,720,266
   Phoenix Mid-Cap Growth Series                                                     562,652       3,099,382
   Phoenix Money Market Series                                                    25,141,906      21,065,952
   Phoenix Multi-Sector Fixed Income Series                                        5,389,669       8,427,586
   Phoenix Multi-Sector Short Term Bond Series                                     1,249,551       1,605,066
   Phoenix Small-Cap Growth Series                                                 1,090,445         954,059
   Phoenix Strategic Allocation Series                                             6,221,526      25,109,149
   Phoenix-Aberdeen International Series                                           7,532,514      11,772,142
   Phoenix-Duff & Phelps Real Estate Securities Series                             2,230,223       4,782,187
   Phoenix-Sanford Bernstein Mid-Cap Value Series                                  2,566,729       4,652,203
   Phoenix-Sanford Bernstein Small-Cap Value Series                                1,304,060       2,868,955
   Phoenix-Van Kampen Comstock Series                                                772,734       2,573,904
   Phoenix-Van Kampen Equity 500 Index Series                                        976,117       3,593,584
   PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class                3,593,407       1,592,570
   PIMCO Real Return Portfolio - Advisor Class                                     2,564,786       1,775,157
   PIMCO Total Return Portfolio - Advisor Class                                    1,965,901         647,706
   Rydex Variable Trust Inverse Government Long Bond Strategy Fund                     2,544         290,251
   Rydex Variable Trust Nova Fund                                                        868          23,917
   Rydex Variable Trust Sector Rotation Fund                                           4,517         145,267

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 3--Purchases and Proceeds from Sales of Investments (Continued)

Investment Option                                               Purchases         Sales
-----------------                                               ---------         -----
   Sentinel Variable Products Balanced Fund                  $       144,722 $        78,084
   Sentinel Variable Products Bond Fund                            2,619,788         800,699
   Sentinel Variable Products Common Stock Fund                    4,741,467         634,339
   Sentinel Variable Products Mid Cap Growth Fund                    427,323         175,577
   Sentinel Variable Products Small Company Fund                     957,504         345,863
   Summit S&P MidCap 400 Index Portfolio - Class I Shares             77,623          45,104
   Templeton Developing Markets Securities Fund - Class 1            190,293         379,540
   Templeton Developing Markets Securities Fund - Class 2          1,244,334       1,210,796
   Templeton Foreign Securities Fund - Class 1                     2,537,453       3,528,180
   Templeton Foreign Securities Fund - Class 2                     1,514,052       2,120,382
   Templeton Global Asset Allocation Fund - Class 1                8,153,329       8,078,266
   Templeton Global Asset Allocation Fund - Class 2                  380,406         302,174
   Templeton Global Income Securities Fund - Class 1                 781,378       1,172,189
   Templeton Growth Securities Fund - Class 1                      6,178,711      12,803,463
   Templeton Growth Securities Fund - Class 2                      6,342,574       4,745,079
   Van Kampen UIF Equity and Income Portfolio - Class II             137,992         126,323
   Wanger International                                            9,815,170      12,017,206
   Wanger International Select                                     2,751,723       3,267,950
   Wanger Select                                                     797,121       1,920,257
   Wanger USA                                                      6,538,701      10,152,759
                                                             --------------- ---------------
                                                             $   161,299,286 $   220,328,741
                                                             --------------- ---------------

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 4--Changes in Units Outstanding
The changes in units outstanding were as follows:

                                                                        -------------------------------------
                                                                        For period ended December 31, 2008
                                                                          Units       Units     Net Increase
Investment Option                                                         Issued     Redeemed    (Decrease)
                                                                        -------------------------------------
-------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I Shares                       266,391    (699,992)    (433,601)
-------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I Shares                                 26,130    (285,587)    (259,457)
-------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund - Series I Shares                         13,128    (192,660)    (179,532)
-------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio - Class O Shares             134,783    (852,000)    (717,217)
-------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio - Class B         326,054     (16,004)     310,050
-------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Strategy Portfolio - Class B         535           -          535
-------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index Fund VIP - Class A                                  1,894,247  (2,033,386)    (139,139)
-------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP - Class A                                           66,597     (16,358)      50,239
-------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                         2,624,443  (3,995,424)  (1,370,981)
-------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares                        275,972  (1,355,494)  (1,079,522)
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                  2,226,305  (5,199,007)  (2,972,702)
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio - Service Class           3,149,429  (1,770,744)   1,378,685
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class                           787,352  (2,185,919)  (1,398,567)
-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class          2,248,336  (1,111,873)   1,136,463
-------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund - Class 2                         121,442     (15,085)     106,357
-------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund - Class 2                                5,266,634  (3,710,026)   1,556,608
-------------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares          28,271    (116,165)     (87,894)
-------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio - Class VC Shares                     296,601    (919,850)    (623,249)
-------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio - Class VC Shares                  648,637  (2,554,223)  (1,905,586)
-------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio - Class VC Shares                      249,850    (902,530)    (652,680)
-------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2                                  4,614,917  (3,949,642)     665,275
-------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio - S Class                        1,867,961    (441,335)   1,426,626
-------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio - S Class                   41,399     (37,124)       4,275
-------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares                   60,270     (59,001)       1,269
-------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Service Shares                     258,876     (95,301)     163,575
-------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares            1,484,275    (403,656)   1,080,619
-------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                              615,604  (3,617,674)  (3,002,070)
-------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive Growth                 658,777    (256,908)     401,869
-------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth                            531,737    (262,316)     269,421
-------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate                        1,358,733    (183,110)   1,175,623
-------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate Growth                 1,323,150    (469,091)     854,059
-------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                                           364,655  (2,949,940)  (2,585,285)
-------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                              467,673  (2,392,798)  (1,925,125)
-------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                             13,936,361 (12,085,183)   1,851,178
-------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                                 2,241,026  (2,702,015)    (460,989)
-------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                                970,422  (1,415,851)    (445,429)
-------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                                            679,683    (516,917)     162,766
-------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                                        400,567  (4,349,866)  (3,949,299)
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                    3,432,311  (4,456,012)  (1,023,701)
-------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                      1,167,008  (1,265,327)     (98,319)
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                           1,574,676  (2,659,727)  (1,085,051)
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                           589,584  (1,585,864)    (996,280)
-------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                                         346,046  (1,829,292)  (1,483,246)
-------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series                                 840,790  (3,350,754)  (2,509,964)
-------------------------------------------------------------------------------------------------------------

                                                                        ----------------------------------
                                                                        For period ended December 31, 2007
                                                                         Units      Units     Net Increase
Investment Option                                                        Issued    Redeemed    (Decrease)
                                                                        ----------------------------------
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I Shares                      305,719 (1,009,174)    (703,455)
----------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I Shares                                42,472   (271,336)    (228,864)
----------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund - Series I Shares                        16,682   (352,223)    (335,541)
----------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio - Class O Shares            101,861   (880,060)    (778,199)
----------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio - Class B              -          -            -
----------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Strategy Portfolio - Class B          -          -            -
----------------------------------------------------------------------------------------------------------
DWS Equity 500 Index Fund VIP - Class A                                 1,373,478 (1,518,740)    (145,262)
----------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP - Class A                                               -          -            -
----------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                        1,984,606 (4,251,603)  (2,266,997)
----------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares                       322,915 (1,221,521)    (898,606)
----------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                 2,374,709 (4,876,103)  (2,501,394)
----------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio - Service Class          2,940,254 (1,305,200)   1,635,054
----------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class                        1,420,771 (1,725,009)    (304,238)
----------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class         3,180,233 (1,000,900)   2,179,333
----------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund - Class 2                              -          -            -
----------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund - Class 2                               4,668,757   (580,046)   4,088,711
----------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares         10,017    (95,513)     (85,496)
----------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio - Class VC Shares                    486,893 (1,011,992)    (525,099)
----------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio - Class VC Shares               2,488,137 (2,889,966)    (401,829)
----------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio - Class VC Shares                     359,056   (789,735)    (430,679)
----------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2                                 3,767,511 (2,209,313)   1,558,198
----------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio - S Class                       1,400,726   (176,541)   1,224,185
----------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio - S Class                   6,399    (26,450)     (20,051)
----------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares                  40,398       (812)      39,586
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Service Shares                    295,819    (73,147)     222,672
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares           1,168,170   (238,973)     929,197
----------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                             719,283 (5,708,102)  (4,988,819)
----------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive Growth                359,406   (121,837)     237,569
----------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth                           252,298     (6,500)     245,798
----------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate                         525,719   (143,686)     382,033
----------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate Growth                  709,166   (706,263)       2,903
----------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                                          980,739 (3,632,993)  (2,652,254)
----------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                             578,186 (2,779,351)  (2,201,165)
----------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                             9,022,365 (9,689,639)    (667,274)
----------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                                2,306,607 (3,239,050)    (932,443)
----------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                             1,185,003 (1,414,960)    (229,957)
----------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                                           212,033   (808,369)    (596,336)
----------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                                       717,885 (6,644,822)  (5,926,937)
----------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                   2,377,865 (4,981,128)  (2,603,263)
----------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                       691,015 (2,001,338)  (1,310,323)
----------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                          1,431,258 (2,987,338)  (1,556,080)
----------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                          592,663 (1,486,232)    (893,569)
----------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                                        610,459 (2,067,571)  (1,457,112)
----------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series                              2,204,766 (6,443,494)  (4,238,728)
----------------------------------------------------------------------------------------------------------

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 4--Changes in Units Outstanding (Continued)

                                                                  -----------------------------------
                                                                  For period ended December 31, 2008
                                                                   Units      Units     Net Increase
Investment Option                                                  Issued    Redeemed    (Decrease)
                                                                  -----------------------------------
-----------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class  2,742,872 (1,342,330)   1,400,542
-----------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Class                       2,231,217 (1,649,618)     581,599
-----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Class                      1,687,817   (571,455)   1,116,362
-----------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond Strategy Fund       1,923   (342,620)    (340,697)
-----------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                        1,013    (17,084)     (16,071)
-----------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                             2,088    (92,538)     (90,450)
-----------------------------------------------------------------------------------------------------
Sentinel Variable Products Balanced Fund                            152,687    (82,724)      69,963
-----------------------------------------------------------------------------------------------------
Sentinel Variable Products Bond Fund                              2,466,014   (762,132)   1,703,882
-----------------------------------------------------------------------------------------------------
Sentinel Variable Products Common Stock Fund                      5,489,672   (758,220)   4,731,452
-----------------------------------------------------------------------------------------------------
Sentinel Variable Products Mid Cap Growth Fund                      429,398   (176,132)     253,266
-----------------------------------------------------------------------------------------------------
Sentinel Variable Products Small Company Fund                     1,072,569   (445,462)     627,107
-----------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio - Class I Shares               84,805    (54,165)      30,640
-----------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 1               11,005   (279,930)    (268,925)
-----------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 2              428,153   (804,703)    (376,550)
-----------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund - Class 1                          35,828 (1,076,826)  (1,040,998)
-----------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund - Class 2                         445,280 (1,246,505)    (801,225)
-----------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund - Class 1                     54,326 (1,599,221)  (1,544,895)
-----------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund - Class 2                      8,998   (142,691)    (133,693)
-----------------------------------------------------------------------------------------------------
Templeton Global Income Securities Fund - Class 1                   167,035   (320,409)    (153,374)
-----------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 1                          139,552 (2,636,179)  (2,496,627)
-----------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 2                        4,675,079 (3,279,149)   1,395,930
-----------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio - Class II               132,373   (139,988)      (7,615)
-----------------------------------------------------------------------------------------------------
Wanger International                                                980,098 (2,365,734)  (1,385,636)
-----------------------------------------------------------------------------------------------------
Wanger International Select                                         306,195 (1,260,300)    (954,105)
-----------------------------------------------------------------------------------------------------
Wanger Select                                                       265,553   (764,417)    (498,864)
-----------------------------------------------------------------------------------------------------
Wanger USA                                                          339,823 (3,005,705)  (2,665,882)
-----------------------------------------------------------------------------------------------------

                                                                  ----------------------------------
                                                                  For period ended December 31, 2007
                                                                   Units      Units     Net Increase
Investment Option                                                  Issued    Redeemed    (Decrease)
                                                                  ----------------------------------
----------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class  1,009,209   (155,904)     853,305
----------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Class                         406,246    (68,683)     337,563
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Class                        627,596   (172,968)     454,628
----------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond Strategy Fund      10,670   (323,355)    (312,685)
----------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                          797     (9,782)      (8,985)
----------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                            12,385   (134,953)    (122,568)
----------------------------------------------------------------------------------------------------
Sentinel Variable Products Balanced Fund                                  -          -            -
----------------------------------------------------------------------------------------------------
Sentinel Variable Products Bond Fund                                247,657     (5,495)     242,162
----------------------------------------------------------------------------------------------------
Sentinel Variable Products Common Stock Fund                        908,093    (22,111)     885,982
----------------------------------------------------------------------------------------------------
Sentinel Variable Products Mid Cap Growth Fund                      193,454          -      193,454
----------------------------------------------------------------------------------------------------
Sentinel Variable Products Small Company Fund                       213,471     (3,033)     210,438
----------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio - Class I Shares                    -          -            -
----------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 1              189,979   (221,640)     (31,661)
----------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 2              906,287   (384,074)     522,213
----------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund - Class 1                          85,999 (1,257,432)  (1,171,433)
----------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund - Class 2                         417,212 (1,048,419)    (631,207)
----------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund - Class 1                    128,143   (984,021)    (855,878)
----------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund - Class 2                      7,166   (122,791)    (115,625)
----------------------------------------------------------------------------------------------------
Templeton Global Income Securities Fund - Class 1                   165,469   (135,486)      29,983
----------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 1                          152,971 (2,240,715)  (2,087,744)
----------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 2                        3,019,320 (1,612,330)   1,406,990
----------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio - Class II               194,717   (111,424)      83,293
----------------------------------------------------------------------------------------------------
Wanger International                                                805,679 (2,339,968)  (1,534,289)
----------------------------------------------------------------------------------------------------
Wanger International Select                                         797,753   (887,497)     (89,744)
----------------------------------------------------------------------------------------------------
Wanger Select                                                       727,366   (703,646)      23,720
----------------------------------------------------------------------------------------------------
Wanger USA                                                          336,088 (4,341,774)  (4,005,686)
----------------------------------------------------------------------------------------------------

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2008, 2007, 2006, 2005, and 2004 follows:

                         At December 31,                        For the periods ended December 31,
                   -----------------------------------    ---------------------------------------------------
                               Unit               Net     Investment    Expense                  Total
                    Units     Value             Assets      Income     Ratio /2/               Return /3/
                   (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
                   ------- -------------------  -------   ---------- -------------------  --------------------

AIM V.I. Capital Appreciation Fund - Series I Shares
   2008             2,417  0.62    to    0.75    1,641          -    0.90%   to    1.80%  (43.53%) to  (43.01%)
   2007             2,851  1.09    to    1.31    3,389          -    0.90%   to    1.80%     9.99% to    11.00%
   2006             3,554  0.98    to    1.18    3,772      0.06%    0.90%   to    1.80%   (2.35%) to     5.35%
   2005             2,807  0.94    to    1.13    2,824      0.07%    0.90%   to    1.80%   (0.93%) to     7.86%
   2004             2,353  0.87    to    1.05    2,181          -    0.90%   to    1.80%     4.71% to     5.67%
AIM V.I. Core Equity Fund - Series I Shares
   2008               709  0.79    to    0.81      568      1.93%    0.90%   to    1.80%  (31.40%) to  (30.77%)
   2007               968  1.15    to    1.17    1,123      1.03%    0.90%   to    1.80%     6.16% to     7.14%
   2006/9/          1,197  1.08    to    1.09    1,301      0.75%    0.90%   to    1.80%     7.84% to     8.50%
   2005                 -     -    to       -        -          -        -   to        -         - to         -
   2004                 -     -    to       -        -          -        -   to        -         - to         -
AIM V.I. Mid Cap Core Equity Fund - Series I Shares
   2008             1,126  0.89    to    0.92    1,020      1.54%    0.90%   to    1.80%  (29.81%) to  (29.16%)
   2007             1,305  1.26    to    1.30    1,674      0.20%    0.90%   to    1.80%     7.42% to     8.56%
   2006             1,641  1.17    to    1.20    1,946      0.32%    0.90%   to    1.80%     4.61% to    10.24%
   2005             6,135  1.07    to    1.08    6,626      0.53%    0.90%   to    1.80%     5.69% to     6.65%
   2004/4/          5,988  1.02    to    1.02    6,087      2.30%    0.90%   to    1.80%     1.84% to     1.91%
Alger American Capital Appreciation Portfolio - Class O Shares
   2008             2,831  0.55    to    1.08    1,738          -    0.90%   to    1.80%  (46.12%) to  (45.63%)
   2007             3,548  1.02    to    2.00    4,005          -    0.90%   to    1.80%    31.12% to    32.33%
   2006             4,326  0.77    to    1.52    3,714          -    0.90%   to    1.80%    17.13% to    18.19%
   2005             5,217  0.65    to    1.30    3,790          -    0.90%   to    1.80%    12.39% to    13.42%
   2004             6,658  0.58    to    1.15    4,213          -    0.90%   to    1.80%     1.32% to     7.21%
AllianceBernstein VPS Balanced Wealth Strategy Portfolio - Class B
   2008/27/           310  0.75    to    0.75      231      1.50%    1.25%   to    1.80%  (26.60%) to   (5.58%)
   2007                 -     -    to       -        -          -        -   to        -         - to         -
   2006                 -     -    to       -        -          -        -   to        -         - to         -
   2005                 -     -    to       -        -          -        -   to        -         - to         -
   2004                 -     -    to       -        -          -        -   to        -         - to         -
AllianceBernstein VPS Wealth Appreciation Strategy Portfolio - Class B
   2008/29/             1  0.64    to    0.64        0          -    1.25%   to    1.25%  (31.49%) to  (31.49%)
   2007                 -     -    to       -        -          -        -   to        -         - to         -
   2006                 -     -    to       -        -          -        -   to        -         - to         -
   2005                 -     -    to       -        -          -        -   to        -         - to         -
   2004                 -     -    to       -        -          -        -   to        -         - to         -

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                         At December 31,                             For the periods ended December 31,
                   ---------------------------------------     ---------------------------------------------------
                                 Unit               Net        Investment    Expense                  Total
                    Units       Value             Assets         Income     Ratio /2/               Return /3/
                   (000's)   (Lowest to Highest)  (000's)      Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
                   --------- -------------------  ---------    ---------- -------------------  --------------------

DWS Equity 500 Index Fund VIP - Class A
   2008             6,150    0.76    to    0.88    5,059          2.40%   0.90%   to    1.80%  (38.28%) to  (37.72%)
   2007             6,289    1.23    to    1.41    8,535          1.45%   0.90%   to    1.80%   (1.23%) to     4.34%
   2006             6,435    1.19    to    1.35    8,407          1.12%   0.90%   to    1.80%     8.46% to    14.49%
   2005             7,371    1.04    to    1.18    8,489          1.52%   0.90%   to    1.80%   (0.77%) to     3.74%
   2004             8,357    1.07    to    1.14    9,335          1.06%   0.90%   to    1.80%     8.60% to     9.60%
DWS Small Cap Index VIP - Class A
   2008/28/            50    0.73    to    0.74       37              -   0.90%   to    1.25%  (33.38%) to     7.41%
   2007                 -       -    to       -        -              -       -   to        -         - to         -
   2006                 -       -    to       -        -              -       -   to        -         - to         -
   2005                 -       -    to       -        -              -       -   to        -         - to         -
   2004                 -       -    to       -        -              -       -   to        -         - to         -
Federated Fund for U.S. Government Securities II
   2008            12,386    1.10    to    1.48   16,623          4.99%   0.90%   to    1.80%     1.80% to     3.34%
   2007            13,757    1.07    to    1.44   17,720          4.56%   0.90%   to    1.80%   (0.55%) to     5.33%
   2006            16,024    1.02    to    1.36   19,760          3.99%   0.50%   to    1.80%     0.02% to     3.20%
   2005            15,806    1.00    to    1.32   19,120          3.99%   0.50%   to    1.80%   (0.01%) to     1.52%
   2004            17,445    1.08    to    1.31   21,036          4.48%   0.50%   to    1.80%     1.75% to     3.09%
Federated High Income Bond Fund II - Primary Shares
   2008             2,108    0.83    to    1.11    2,135         10.57%   0.90%   to    1.80%  (27.33%) to  (26.66%)
   2007             3,187    1.14    to    1.51    4,401          8.21%   0.90%   to    1.80%   (1.43%) to     2.49%
   2006             4,086    1.31    to    1.47    5,541          8.56%   0.90%   to    1.80%     8.82% to     9.81%
   2005             4,605    1.20    to    1.34    5,707          7.39%   0.90%   to    1.80%     0.82% to     1.74%
   2004             4,119    1.19    to    1.32    5,048          9.62%   0.90%   to    1.80%     8.47% to     9.47%
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class
   2008            16,368    0.81    to    1.09   14,534          0.85%   0.90%   to    1.80%  (43.65%) to  (43.13%)
   2007            19,341    1.43    to    1.91   30,342          0.82%   0.90%   to    1.80%    12.34% to    16.45%
   2006            21,842    1.24    to    1.65   29,531          1.11%   0.90%   to    1.80%     7.61% to    10.59%
   2005            20,609    1.19    to    1.49   25,307          0.17%   0.90%   to    1.80%    14.75% to    15.80%
   2004            16,608    1.03    to    1.29   18,099          0.22%   0.90%   to    1.80%    11.45% to    14.30%
Fidelity(R) VIP Growth Opportunities Portfolio - Service Class
   2008             6,092    0.44    to    0.70    3,318          0.43%   0.90%   to    1.80%  (55.87%) to  (55.46%)
   2007             4,713    1.00    to    1.58    5,697              -   0.90%   to    1.80%     8.12% to    21.93%
   2006             3,078    0.82    to    1.30    2,941          0.50%   0.90%   to    1.80%     3.41% to    13.37%
   2005             2,134    0.79    to    1.15    1,881          0.70%   0.90%   to    1.80%   (1.09%) to     7.89%
   2004             1,501    0.73    to    1.07    1,174          0.54%   0.90%   to    1.80%   (0.92%) to     6.10%

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                          At December 31,                              For the periods ended December 31,
                    ---------------------------------------      ---------------------------------------------------
                                  Unit               Net         Investment    Expense                  Total
                     Units       Value             Assets          Income     Ratio /2/               Return /3/
                    (000's)   (Lowest to Highest)  (000's)       Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
                    --------- -------------------  ---------     ---------- -------------------  --------------------

Fidelity(R) VIP Growth Portfolio - Service Class
   2008              3,835    0.45    to    0.73    1,974          0.63%    0.90%   to    1.80%  (48.18%) to  (47.71%)
   2007              5,234    0.87    to    1.40    5,034          0.64%    0.90%   to    1.80%    11.01% to    25.72%
   2006              5,538    0.70    to    1.05    4,340          0.31%    0.90%   to    1.80%     4.82% to     5.77%
   2005              7,833    0.66    to    1.00    5,722          0.42%    0.90%   to    1.80%     3.78% to     4.73%
   2004             10,464    0.63    to    0.95    7,157          0.16%    0.90%   to    1.80%     1.40% to     2.33%
Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class
   2008              3,316    0.97    to    0.99    3,258          3.24%    0.90%   to    1.80%   (6.55%) to   (4.21%)
   2007/20/          2,179    1.02    to    1.04    2,248          0.17%    0.90%   to    1.80%     0.21% to     3.34%
   2006                  -       -    to       -        -              -        -   to        -         - to         -
   2005                  -       -    to       -        -              -        -   to        -         - to         -
   2004                  -       -    to       -        -              -        -   to        -         - to         -
Franklin Flex Cap Growth Securities Fund - Class 2
   2008/25/            106    0.73    to    0.73       77          0.07%    1.10%   to    1.65%  (33.29%) to   (8.88%)
   2007                  -       -    to       -        -              -        -   to        -         - to         -
   2006                  -       -    to       -        -              -        -   to        -         - to         -
   2005                  -       -    to       -        -              -        -   to        -         - to         -
   2004                  -       -    to       -        -              -        -   to        -         - to         -
Franklin Income Securities Fund - Class 2
   2008              6,883    0.66    to    0.80    5,263          5.50%    0.90%   to    1.80%  (36.05%) to  (30.29%)
   2007              5,326    0.96    to    1.14    5,926          3.04%    0.90%   to    1.80%   (2.61%) to     2.82%
   2006/11/          1,238    1.04    to    1.11    1,361          0.20%    0.90%   to    1.80%   (0.12%) to    12.16%
   2005                  -       -    to       -        -              -        -   to        -         - to         -
   2004                  -       -    to       -        -              -        -   to        -         - to         -
Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares
   2008                272    0.71    to    0.73      196              -    1.00%   to    1.80%  (37.62%) to  (10.55%)
   2007                360    1.13    to    1.16      413              -    1.00%   to    1.80%   (8.88%) to   (8.13%)
   2006                446    1.24    to    1.26      558              -    1.00%   to    1.80%    12.63% to    14.91%
   2005/6/           4,868    1.09    to    1.09    5,321              -    1.00%   to    1.80%     9.31% to    11.83%
   2004                  -       -    to       -        -              -        -   to        -         - to         -
Lord Abbett Bond Debenture Portfolio - Class VC Shares
   2008              1,872    0.92    to    0.95    1,760          5.48%    0.90%   to    1.80%  (19.16%) to  (18.28%)
   2007              2,495    1.14    to    1.17    2,882          5.80%    0.90%   to    1.80%     0.91% to     5.23%
   2006              3,020    1.09    to    1.11    3,328          3.40%    0.90%   to    1.80%     7.37% to     8.35%
   2005/6/           5,817    1.02    to    1.02    5,941          7.84%    0.90%   to    1.80%     2.16% to     4.69%
   2004                  -       -    to       -        -              -        -   to        -         - to         -

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                         At December 31,                          For the periods ended December 31,
                   -------------------------------------    ---------------------------------------------------
                                Unit               Net      Investment    Expense                  Total
                    Units      Value             Assets       Income     Ratio /2/               Return /3/
                   (000's)  (Lowest to Highest)  (000's)    Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
                   -------- -------------------  --------   ---------- -------------------  --------------------

Lord Abbett Growth and Income Portfolio - Class VC Shares
   2008             7,327   0.61    to    0.79    5,687       1.41%    0.90%   to    1.80%  (37.57%) to  (36.99%)
   2007             9,233   0.97    to    1.25   11,420       1.21%    0.90%   to    1.80%   (2.65%) to     2.50%
   2006             9,635   1.20    to    1.22   11,691       1.26%    0.90%   to    1.80%    14.08% to    16.22%
   2005/6/          9,387   1.04    to    1.05    9,841       1.67%    0.90%   to    1.80%   (0.69%) to     8.58%
   2004                 -      -    to       -        -           -        -   to        -         - to         -
Lord Abbett Mid Cap Value Portfolio - Class VC Shares
   2008             1,885   0.70    to    0.72    1,344       1.17%    0.90%   to    1.80%  (40.45%) to  (39.90%)
   2007             2,538   1.17    to    1.20    3,021       0.41%    0.90%   to    1.80%   (8.95%) to     3.66%
   2006             2,969   1.19    to    1.21    3,559       0.33%    0.90%   to    1.80%     9.55% to    11.22%
   2005/5/          5,790   1.08    to    1.09    6,265       0.69%    0.90%   to    1.80%     8.22% to    13.50%
   2004                 -      -    to       -        -           -        -   to        -         - to         -
Mutual Shares Securities Fund - Class 2
   2008            10,502   0.59    to    1.25   10,495       3.09%    0.90%   to    1.80%  (38.24%) to  (37.67%)
   2007             9,836   0.94    to    2.01   17,211       1.41%    0.90%   to    1.80%   (2.15%) to     2.54%
   2006             8,278   1.25    to    1.96   14,879       1.25%    0.90%   to    1.80%     3.31% to    17.32%
   2005             6,886   1.29    to    1.68   10,855       0.88%    0.90%   to    1.80%     8.57% to     9.56%
   2004             5,919   1.19    to    1.54    8,492       0.76%    0.90%   to    1.80%     8.77% to    11.62%
Neuberger Berman AMT Guardian Portfolio - S Class
   2008             2,663   0.61    to    0.70    1,747       0.62%    0.90%   to    1.80%  (39.02%) to  (37.93%)
   2007             1,236   0.98    to    1.12    1,355       0.43%    0.90%   to    1.80%   (1.53%) to     7.71%
   2006/14/            12   1.06    to    1.06       13       0.45%    1.10%   to    1.25%     1.81% to    15.16%
   2005                 -      -    to       -        -           -        -   to        -         - to         -
   2004                 -      -    to       -        -           -        -   to        -         - to         -
Neuberger Berman AMT Small Cap Growth Portfolio - S Class
   2008                14   0.57    to    0.60        8           -    1.25%   to    1.65%  (40.47%) to     1.45%
   2007                10   0.95    to    1.01        9           -    1.25%   to    1.65%   (6.29%) to     5.08%
   2006/16/            30   0.96    to    0.96       28           -    1.25%   to    1.65%     3.85% to     6.74%
   2005                 -      -    to       -        -           -        -   to        -         - to         -
   2004                 -      -    to       -        -           -        -   to        -         - to         -
Oppenheimer Capital Appreciation Fund/VA - Service Shares
   2008                48   0.60    to    0.62       30           -    1.25%   to    1.80%  (49.94%) to  (25.15%)
   2007                47   1.13    to    1.16       54       0.01%    1.25%   to    1.80%     3.57% to    11.80%
   2006/19/             7   1.01    to    1.01        7           -    1.25%   to    1.80%   (1.84%) to     0.24%
   2005                 -      -    to       -        -           -        -   to        -         - to         -
   2004                 -      -    to       -        -           -        -   to        -         - to         -

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                            At December 31,                           For the periods ended December 31,
                     ---------------------------------------    ---------------------------------------------------
                                   Unit               Net       Investment     Expense                 Total
                      Units        Value            Assets        Income      Ratio /2/              Return /3/
                     (000's)   (Lowest to Highest)  (000's)     Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
                     --------- -------------------  ---------   ---------- -------------------  --------------------

Oppenheimer Global Securities Fund/VA - Service Shares
   2008                 493    0.65   to     0.66       322       1.07%    0.90%   to    1.80%  (41.41%) to  (40.87%)
   2007                 330    1.10   to     1.12       366       0.52%    0.90%   to    1.80%   (3.20%) to     4.91%
   2006/11/             107    1.06   to     1.06       113           -    1.10%   to    1.80%   (0.25%) to    17.36%
   2005                   -       -   to        -         -           -        -   to        -         - to         -
   2004                   -       -   to        -         -           -        -   to        -         - to         -
Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares
   2008               2,034    0.55   to     0.62     1,180       0.21%    0.90%   to    1.80%  (39.12%) to  (29.60%)
   2007                 954    0.89   to     1.01       924       0.05%    0.90%   to    1.80%  (10.80%) to   (2.48%)
   2006/15/              24    0.99   to     1.04        25           -    1.10%   to    1.80%     0.39% to    11.15%
   2005                   -       -   to        -         -           -        -   to        -         - to         -
   2004                   -       -   to        -         -           -        -   to        -         - to         -
Phoenix Capital Growth Series
   2008              17,564    0.42   to     6.29    66,235       0.03%    0.90%   to    1.80%  (41.85%) to  (41.31%)
   2007              20,566    0.71   to    10.73   132,252       0.25%    0.90%   to    1.80%   (2.95%) to     9.75%
   2006              25,555    0.64   to     9.79   147,167       0.18%    0.90%   to    1.80%   (0.44%) to     2.29%
   2005              30,573    0.63   to     9.58   185,518       0.06%    0.90%   to    1.80%   (4.41%) to     2.78%
   2004              45,488    0.61   to     9.33   241,380       0.80%    0.90%   to    1.80%     3.08% to     4.03%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
   2008                 747    0.69   to     0.73       689       2.08%    1.25%   to    1.80%  (39.37%) to  (39.03%)
   2007                 345    1.12   to     1.19       653       1.91%    1.00%   to    1.80%   (5.11%) to     8.54%
   2006/8/              107    1.11   to     1.11       344       1.62%    1.80%   to    1.80%     6.72% to     6.72%
   2005                   -       -   to        -         -           -        -   to        -         - to         -
   2004                   -       -   to        -         -           -        -   to        -         - to         -
Phoenix Dynamic Asset Allocation Series: Growth
   2008                 536    0.67   to     0.78       558       2.22%    1.00%   to    1.80%  (35.96%) to  (26.65%)
   2007                 266    1.12   to     1.17       541       2.27%    1.10%   to    1.80%   (0.47%) to     7.32%
   2006/10/              20    1.04   to     1.09       242       1.64%    1.10%   to   1.375%     0.57% to    10.13%
   2005                   -       -   to        -         -           -        -   to        -         - to         -
   2004                   -       -   to        -         -           -        -   to        -         - to         -
Phoenix Dynamic Asset Allocation Series: Moderate
   2008               1,765    0.85   to     0.94     1,805       7.24%    0.90%   to    1.80%  (18.28%) to     3.98%
   2007                 590    1.03   to     1.11       876       2.81%    1.20%   to    1.60%     0.80% to     6.98%
   2006/12/             208    1.03   to     1.04       426       4.08%    1.10%   to    1.60%     1.62% to     5.93%
   2005                   -       -   to        -         -           -        -   to        -         - to         -
   2004                   -       -   to        -         -           -        -   to        -         - to         -

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                        At December 31,                        For the periods ended December 31,
                  -----------------------------------    ---------------------------------------------------
                              Unit               Net     Investment    Expense                  Total
                   Units     Value             Assets      Income     Ratio /2/               Return /3/
                  (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
                  ------- -------------------  -------   ---------- -------------------  --------------------

Phoenix Dynamic Asset Allocation Series: Moderate Growth
   2008            1,849  0.82    to    0.86    1,724      2.45%    0.90%   to    1.65%  (26.83%) to  (23.74%)
   2007              995  1.11    to    1.16    1,369      1.65%    1.10%   to    1.65%     6.00% to     7.67%
   2006/7/           993  1.04    to    1.08    1,282      2.95%    1.10%   to    1.65%     2.61% to    11.10%
   2005                -     -    to       -        -          -        -   to        -         - to         -
   2004                -     -    to       -        -          -        -   to        -         - to         -
Phoenix Growth and Income Series
   2008            7,472  0.77    to    1.01    6,870      1.24%    0.90%   to    1.80%  (36.10%) to  (35.52%)
   2007           10,057  1.19    to    1.57   14,469      0.90%    0.90%   to    1.80%     4.73% to     5.69%
   2006           12,710  1.12    to    1.48   17,350      1.10%    0.90%   to    1.80%    15.08% to    16.13%
   2005           14,300  0.97    to    1.28   17,067      0.93%    0.90%   to    1.80%   (0.77%) to     3.86%
   2004           23,241  0.93    to    1.23   27,258      1.32%    0.90%   to    1.80%     8.49% to     9.48%
Phoenix Mid-Cap Growth Series
   2008            8,044  0.50    to    0.91    6,851          -    0.90%   to    1.80%  (44.49%) to  (43.98%)
   2007            9,969  0.89    to    1.64   15,270          -    0.90%   to    1.80%    19.60% to    20.70%
   2006           12,170  0.74    to    1.36   15,477          -    0.90%   to    1.80%     2.26% to     3.20%
   2005            6,358  0.72    to    1.32    7,747          -    0.90%   to    1.80%     2.31% to     3.24%
   2004            8,811  0.70    to    1.29   10,607          -    0.90%   to    1.80%     4.80% to     5.76%
Phoenix Money Market Series
   2008           13,711  1.03    to    2.84   27,627      2.19%    0.90%   to    1.80%     0.02% to     1.33%
   2007           11,859  1.02    to    2.81   23,551      4.77%    0.90%   to    1.80%     1.00% to     3.93%
   2006           12,527  1.01    to    2.71   23,737      4.30%    0.90%   to    2.25%     0.02% to     3.48%
   2005           16,027  0.97    to    2.62   27,445      2.52%    0.90%   to    2.25%     0.01% to     1.66%
   2004           12,427  0.97    to    2.58   26,221      0.77%    0.90%   to    1.80%   (1.02%) to   (0.11%)
Phoenix Multi-Sector Fixed Income Series
   2008            9,530  0.81    to    5.27   24,393      7.40%    0.90%   to    1.80%  (19.41%) to  (18.67%)
   2007            9,991  1.00    to    6.49   35,300      5.14%    0.90%   to    1.80%   (0.79%) to     2.99%
   2006           10,923  1.06    to    6.32   38,960      5.01%    0.90%   to    1.80%     2.53% to     5.89%
   2005           12,812  1.01    to    5.97   46,692      4.71%    0.90%   to    1.80%   (0.04%) to     0.87%
   2004           15,399  1.27    to    5.93   58,192      6.09%    0.90%   to    1.80%     4.91% to     5.88%
Phoenix Multi-Sector Short Term Bond Series
   2008            2,711  0.94    to    1.02    2,669      5.56%    0.90%   to    1.80%  (12.95%) to   (2.41%)
   2007            3,156  1.07    to    1.16    3,550      5.25%    0.90%   to    1.80%     1.28% to     3.05%
   2006            3,386  1.09    to    1.13    3,709      4.69%    0.90%   to    1.80%     3.82% to     4.77%
   2005            3,250  1.04    to    1.07    3,411      3.87%    0.90%   to    1.80%   (0.46%) to     0.45%
   2004            1,985  1.04    to    1.07    2,087      3.97%    0.90%   to    1.80%     3.02% to     5.87%

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                   At December 31,                        For the periods ended December 31,
             -----------------------------------    ---------------------------------------------------
                         Unit               Net     Investment    Expense                  Total
              Units     Value             Assets      Income     Ratio /2/               Return /3/
             (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- -------------------  -------   ---------- -------------------  --------------------

Phoenix Small-Cap Growth Series
   2008       2,190  0.57    to    1.32     2,609         -    0.90%   to    1.80%  (45.92%) to  (36.37%)
   2007       2,027  2.30    to    2.41     4,794         -    0.90%   to    1.80%    14.00% to    15.05%
   2006       2,623  2.02    to    2.10     5,411     0.01%    0.90%   to    1.80%     9.50% to    18.26%
   2005       2,228  1.72    to    1.77     3,898         -    1.00%   to    1.80%    13.57% to    14.49%
   2004       2,343  1.51    to    1.54     3,590         -    1.00%   to    1.80%  (10.23%) to     1.10%
Phoenix Strategic Allocation Series
   2008      17,234  0.93    to    5.79    80,497     2.93%    0.90%   to    1.80%  (26.79%) to  (26.12%)
   2007      21,183  1.28    to    7.84   133,918     2.51%    0.90%   to    1.80%   (0.73%) to     5.03%
   2006      27,110  1.22    to    7.47   164,152     2.54%    0.90%   to    1.80%    10.67% to    11.68%
   2005      33,852  1.10    to    6.70   183,939     2.29%    0.90%   to    1.80%   (0.04%) to     0.88%
   2004      41,573  1.10    to    6.65   223,476     2.56%    0.90%   to    1.80%     5.53% to     6.49%
Phoenix-Aberdeen International Series
   2008      19,203  0.63    to    2.44    34,315     1.89%    0.90%   to    1.80%  (40.08%) to  (39.53%)
   2007      20,227  1.05    to    4.05    64,615     1.52%    0.90%   to    1.80%     7.02% to    13.90%
   2006      22,830  1.47    to    3.56    65,471     2.17%    0.90%   to    1.80%     6.43% to    26.23%
   2005      21,108  1.17    to    2.82    51,693     3.63%    0.90%   to    1.80%    16.44% to    17.51%
   2004      29,492  0.99    to    2.40    62,541     2.81%    0.90%   to    1.80%    18.61% to    19.70%
Phoenix-Duff & Phelps Real Estate Securities Series
   2008       4,120  0.54    to    3.32     8,761     1.48%    0.90%   to    1.80%  (38.02%) to  (37.45%)
   2007       4,219  0.87    to    5.32    17,138     1.17%    0.90%   to    1.80%  (17.24%) to   (6.61%)
   2006       5,529  1.48    to    6.38    28,513     1.27%    0.90%   to    1.80%     9.94% to    35.84%
   2005       6,201  1.10    to    4.70    23,690     1.73%    0.90%   to    1.80%   (0.52%) to    14.06%
   2004       6,371  1.96    to    4.12    22,487     2.46%    0.90%   to    1.80%    32.27% to    33.48%
Phoenix-Sanford Bernstein Mid-Cap Value Series
   2008       7,847  0.56    to    1.49     9,036     0.17%    0.90%   to    1.80%  (36.61%) to  (36.03%)
   2007       8,932  0.88    to    2.32    17,198     0.14%    0.90%   to    1.80%   (3.53%) to     1.08%
   2006      10,488  1.20    to    2.30    20,386     0.40%    0.90%   to    1.80%     8.53% to    13.88%
   2005      12,353  1.06    to    2.02    21,290     0.11%    0.90%   to    1.80%   (0.59%) to     6.76%
   2004      13,161  1.41    to    1.89    21,232     0.18%    0.90%   to    1.80%    18.24% to    19.32%
Phoenix-Sanford Bernstein Small-Cap Value Series
   2008       3,262  0.73    to    1.37     4,181     0.08%    0.90%   to    1.80%  (39.03%) to   (9.02%)
   2007       4,258  1.19    to    2.23     8,897         -    0.90%   to    1.80%   (3.87%) to     5.01%
   2006       5,152  1.23    to    2.31    11,213     0.20%    0.90%   to    1.80%     7.66% to    15.70%
   2005       6,028  1.57    to    2.00    11,483         -    0.90%   to    1.80%     5.53% to     6.50%
   2004       5,973  1.48    to    1.89    10,772         -    0.90%   to    1.80%    15.78% to    21.57%

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                          At December 31,                              For the periods ended December 31,
                    ---------------------------------------      ---------------------------------------------------
                                  Unit               Net         Investment    Expense                  Total
                     Units       Value             Assets          Income     Ratio /2/               Return /3/
                    (000's)   (Lowest to Highest)  (000's)       Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
                    --------- -------------------  ---------     ---------- -------------------  --------------------

Phoenix-Van Kampen Comstock Series
   2008              5,644    0.67    to    1.14    5,532           1.73%   0.90%   to    1.80%  (36.89%) to  (36.31%)
   2007              7,128    1.06    to    1.80   11,099           1.54%   0.90%   to    1.80%   (3.98%) to     5.30%
   2006              8,585    1.10    to    1.86   13,965           1.63%   0.90%   to    1.80%     6.91% to    19.82%
   2005             10,385    0.92    to    1.56   14,270           1.12%   0.90%   to    1.80%     3.54% to     4.48%
   2004             13,718    0.89    to    1.50   18,379           0.90%   0.90%   to    1.80%    10.88% to    11.90%
Phoenix-Van Kampen Equity 500 Index Series
   2008             10,595    0.63    to    0.92    8,015           1.60%   0.90%   to    2.25%  (38.72%) to  (35.35%)
   2007             13,105    1.02    to    1.49   16,164           1.23%   0.90%   to    2.25%     1.35% to     3.92%
   2006             17,343    0.98    to    1.44   20,933           1.32%   0.90%   to    2.25%    11.65% to    13.19%
   2005             15,857    0.87    to    1.27   16,669           1.19%   0.90%   to    2.25%     1.36% to     2.76%
   2004             19,980    0.85    to    1.24   20,919           1.41%   0.90%   to    2.25%     6.68% to     8.85%
PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class
   2008              2,328    0.63    to    0.68    1,522           4.63%   0.90%   to    1.80%  (44.87%) to  (44.36%)
   2007                927    1.15    to    1.22    1,087           7.96%   0.90%   to    1.80%     4.06% to    23.14%
   2006/11/             74    0.95    to    1.00       73          37.52%   0.90%   to    1.80%   (6.82%) to   (2.41%)
   2005                  -       -    to       -        -               -       -   to        -         - to         -
   2004                  -       -    to       -        -               -       -   to        -         - to         -
PIMCO Real Return Portfolio - Advisor Class
   2008              1,048    1.00    to    1.02    1,055           3.39%   1.00%   to    1.80%  (14.66%) to   (8.05%)
   2007                466    1.09    to    1.11      513           4.57%   1.00%   to    1.60%   (1.21%) to     9.42%
   2006/17/            129    1.00    to    1.02      129           4.99%   1.00%   to    1.25%   (2.32%) to   (1.27%)
   2005                  -       -    to       -        -               -       -   to        -         - to         -
   2004                  -       -    to       -        -               -       -   to        -         - to         -
PIMCO Total Return Portfolio - Advisor Class
   2008              1,761    1.12    to    1.16    1,982           4.35%   0.90%   to    1.80%   (0.29%) to     3.75%
   2007                645    1.08    to    1.11      704           4.76%   0.90%   to    1.80%     1.79% to     7.67%
   2006/13/            190    1.01    to    1.03      193           4.56%   1.00%   to    1.25%   (0.93%) to     3.73%
   2005                  -       -    to       -        -               -       -   to        -         - to         -
   2004                  -       -    to       -        -               -       -   to        -         - to         -
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
   2008                314    0.58    to    0.61      187           0.33%   1.10%   to    1.80%  (31.47%) to  (30.98%)
   2007                655    0.85    to    0.88      564           3.85%   1.10%   to    1.80%   (6.24%) to   (5.57%)
   2006                967    0.91    to    0.93      884           2.54%   1.10%   to    1.80%     6.17% to     6.92%
   2005              1,996    0.86    to    0.87    1,712               -   1.10%   to    1.80%   (6.94%) to   (5.51%)
   2004              2,022    0.92    to    0.93    1,862               -   1.25%   to    1.80%  (12.27%) to  (11.78%)

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                     At December 31,                        For the periods ended December 31,
               -----------------------------------    ---------------------------------------------------
                           Unit               Net     Investment    Expense                  Total
                Units     Value             Assets      Income     Ratio /2/               Return /3/
               (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
               ------- -------------------  -------   ---------- -------------------  --------------------

Rydex Variable Trust Nova Fund
   2008            10  0.72    to    0.75        7       0.26%   1.10%   to    1.80%  (55.30%) to  (54.98%)
   2007            26  1.62    to    1.67       42       1.34%   1.10%   to    1.80%   (0.70%) to     0.01%
   2006            35  1.63    to    1.67       57       0.90%   1.10%   to    1.80%     6.15% to    17.97%
   2005            55  1.39    to    1.42       76       0.33%   1.10%   to    1.80%     2.10% to     6.34%
   2004            46  1.36    to    1.37       63       0.06%   1.65%   to    1.80%    10.61% to    12.56%
Rydex Variable Trust Sector Rotation Fund
   2008           319  1.10    to    1.12      353           -   1.00%   to    1.80%  (41.48%) to  (11.45%)
   2007           409  1.84    to    1.91      772           -   0.90%   to    1.80%     4.19% to    21.51%
   2006           532  1.53    to    1.58      828           -   0.90%   to    1.80%     9.39% to    10.39%
   2005           800  1.40    to    1.43    1,131           -   0.90%   to    1.80%     2.97% to    13.65%
   2004           433  1.25    to    1.27      545           -   1.00%   to    1.80%     8.72% to    11.33%
Sentinel Variable Products Balanced Fund
   2008/24/        70  0.76    to    0.77       53       3.60%   1.00%   to    1.50%  (20.82%) to   (3.93%)
   2007             -     -    to       -        -           -       -   to        -         - to         -
   2006             -     -    to       -        -           -       -   to        -         - to         -
   2005             -     -    to       -        -           -       -   to        -         - to         -
   2004             -     -    to       -        -           -       -   to        -         - to         -
Sentinel Variable Products Bond Fund
   2008         1,946  1.03    to    1.05    2,024       5.38%   0.90%   to    1.80%     0.37% to     2.26%
   2007/21/       242  1.02    to    1.02      247      30.81%   1.10%   to    1.80%     0.42% to     2.83%
   2006             -     -    to       -        -           -       -   to        -         - to         -
   2005             -     -    to       -        -           -       -   to        -         - to         -
   2004             -     -    to       -        -           -       -   to        -         - to         -
Sentinel Variable Products Common Stock Fund
   2008         5,617  0.67    to    0.68    3,792       2.19%   1.00%   to    1.80%  (34.25%) to  (26.66%)
   2007/21/       886  1.02    to    1.02      906       8.74%   1.00%   to    1.80%   (4.70%) to     1.01%
   2006             -     -    to       -        -           -       -   to        -         - to         -
   2005             -     -    to       -        -           -       -   to        -         - to         -
   2004             -     -    to       -        -           -       -   to        -         - to         -
Sentinel Variable Products Mid Cap Growth Fund
   2008           447  0.57    to    0.58      256           -   1.00%   to    1.50%  (46.73%) to     0.44%
   2007/23/       193  1.08    to    1.08      208           -   1.25%   to    1.50%   (1.49%) to     0.99%
   2006             -     -    to       -        -           -       -   to        -         - to         -
   2005             -     -    to       -        -           -       -   to        -         - to         -
   2004             -     -    to       -        -           -       -   to        -         - to         -

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                      At December 31,                         For the periods ended December 31,
                -----------------------------------    ---------------------------------------------------
                            Unit               Net     Investment     Expense                 Total
                 Units     Value             Assets      Income      Ratio /2/              Return /3/
                (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
                ------- -------------------  -------   ---------- -------------------  --------------------

Sentinel Variable Products Small Company Fund
   2008            838  0.67    to    0.67      562      0.50%     1.00%  to    1.80%  (33.51%) to  (30.06%)
   2007/22/        210  1.00    to    1.01      211      3.55%     1.00%  to    1.80%   (7.19%) to     1.39%
   2006              -     -    to       -        -          -         -  to        -         - to         -
   2005              -     -    to       -        -          -         -  to        -         - to         -
   2004              -     -    to       -        -          -         -  to        -         - to         -
Summit S&P MidCap 400 Index Portfolio - Class I Shares
   2008/26/         31  0.70    to    0.70       21      2.75%     0.90%  to    1.25%  (26.12%) to     6.93%
   2007              -     -    to       -        -          -         -  to        -         - to         -
   2006              -     -    to       -        -          -         -  to        -         - to         -
   2005              -     -    to       -        -          -         -  to        -         - to         -
   2004              -     -    to       -        -          -         -  to        -         - to         -
Templeton Developing Markets Securities Fund - Class 1
   2008            387  0.89    to    0.89      344      2.89%    1.375%  to   1.375%  (53.27%) to  (53.27%)
   2007            655  1.90    to    1.90    1,248      2.32%    1.375%  to   1.375%   (7.66%) to    27.30%
   2006            687  1.50    to    1.50    1,027      1.21%    1.375%  to   1.375%    26.67% to    26.67%
   2005            836  1.18    to    1.18      987      1.45%    1.375%  to   1.375%    26.01% to    26.01%
   2004            969  0.94    to    0.94      907      1.93%    1.375%  to   1.375%    23.12% to    23.12%
Templeton Developing Markets Securities Fund - Class 2
   2008          1,497  0.63    to    1.87    1,274      2.94%     0.90%  to    1.80%  (53.56%) to  (53.13%)
   2007          1,874  1.35    to    4.00    3,588      2.02%     0.90%  to    1.80%     5.24% to    27.62%
   2006          1,352  1.06    to    3.15    2,034      1.14%     0.90%  to    1.80%     8.00% to    26.94%
   2005          1,627  1.11    to    2.49    1,955      1.29%     0.90%  to   1.375%    25.68% to    26.28%
   2004          1,954  0.88    to    1.98    1,841      1.84%     0.90%  to   1.375%    23.00% to    23.59%
Templeton Foreign Securities Fund - Class 1
   2008          5,310  2.34    to    2.34   12,445      2.71%    1.375%  to   1.375%  (41.06%) to  (41.06%)
   2007          6,351  3.98    to    3.98   25,253      2.18%    1.375%  to   1.375%    14.19% to    14.19%
   2006          7,523  3.48    to    3.48   26,194      1.40%    1.375%  to   1.375%    20.03% to    20.03%
   2005          8,549  2.90    to    2.90   24,800      1.31%    1.375%  to   1.375%     8.96% to     8.96%
   2004          9,841  2.66    to    2.66   26,200      1.15%    1.375%  to   1.375%    17.24% to    17.24%
Templeton Foreign Securities Fund - Class 2
   2008          3,106  0.89    to    1.21    3,584      2.40%     0.90%  to    1.80%  (41.45%) to  (40.91%)
   2007          3,907  1.51    to    2.06    7,665      2.00%     0.90%  to    1.80%     7.68% to    14.41%
   2006          4,538  1.36    to    1.81    7,788      1.25%     0.90%  to    1.80%    19.27% to    20.36%
   2005          5,477  1.14    to    1.51    7,805      1.18%     0.90%  to    1.80%     8.19% to     9.18%
   2004          5,619  1.05    to    1.39    7,374      1.09%     0.90%  to    1.80%    16.40% to    17.46%

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                     At December 31,                         For the periods ended December 31,
               -----------------------------------    ---------------------------------------------------
                           Unit               Net     Investment     Expense                 Total
                Units     Value             Assets      Income      Ratio /2/              Return /3/
               (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
               ------- -------------------  -------   ---------- -------------------  --------------------

Templeton Global Asset Allocation Fund - Class 1
   2008         5,838  4.10    to    4.10   23,929      10.76%   1.375%  to   1.375%  (26.00%) to  (26.00%)
   2007         7,383  5.54    to    5.54   40,892      17.54%   1.375%  to   1.375%     8.80% to     8.80%
   2006         8,239  5.09    to    5.09   41,943       7.29%   1.375%  to   1.375%    19.73% to    19.73%
   2005         9,444  4.25    to    4.25   40,153       3.93%   1.375%  to   1.375%     2.43% to     2.43%
   2004        10,430  4.15    to    4.15   43,296       2.98%   1.375%  to   1.375%    14.34% to    14.34%
Templeton Global Asset Allocation Fund - Class 2
   2008           725  1.29    to    1.66    1,173      10.49%    0.90%  to   1.375%  (26.13%) to  (25.77%)
   2007           859  1.73    to    2.24    1,880      17.15%    0.90%  to   1.375%     8.49% to     9.02%
   2006           974  1.59    to    2.06    1,964       6.60%    0.90%  to   1.375%    19.45% to    20.03%
   2005         1,388  1.32    to    1.72    2,354       3.69%    0.90%  to   1.375%     2.13% to     2.63%
   2004         1,703  1.29    to    1.69    2,819       2.85%    0.90%  to   1.375%    14.13% to    14.68%
Templeton Global Income Securities Fund - Class 1
   2008         1,382  3.53    to    3.53    4,880       3.85%   1.375%  to   1.375%     5.00% to     5.00%
   2007         1,535  3.36    to    3.36    5,163       2.79%   1.375%  to   1.375%     9.74% to     9.74%
   2006         1,505  3.06    to    3.06    4,613       3.10%   1.375%  to   1.375%    11.59% to    11.59%
   2005         1,794  2.75    to    2.75    4,926       6.27%   1.375%  to   1.375%   (4.24%) to   (4.24%)
   2004         1,816  2.87    to    2.87    5,209      11.48%   1.375%  to   1.375%    13.51% to    13.51%
Templeton Growth Securities Fund - Class 1
   2008        12,085  3.26    to    3.26   39,431       2.08%   1.375%  to   1.375%  (42.93%) to  (42.93%)
   2007        14,582  5.72    to    5.72   83,367       1.49%   1.375%  to   1.375%     1.14% to     1.14%
   2006        16,670  5.65    to    5.65   94,231       1.48%   1.375%  to   1.375%    20.53% to    20.53%
   2005        18,989  4.69    to    4.69   89,055       1.23%   1.375%  to   1.375%     7.56% to     7.56%
   2004        21,936  4.36    to    4.36   95,644       1.27%   1.375%  to   1.375%    14.65% to    14.65%
Templeton Growth Securities Fund - Class 2
   2008         9,442  0.54    to    1.28    8,951       1.79%    0.90%  to    1.80%  (43.36%) to  (42.84%)
   2007         8,046  0.95    to    2.24   15,021       1.33%    0.90%  to    1.80%   (1.76%) to     2.73%
   2006         6,639  1.30    to    2.22   13,247       1.26%    0.90%  to    1.80%     4.03% to    20.72%
   2005         6,452  1.27    to    1.84   11,040       1.13%    0.90%  to    1.80%     6.91% to     7.89%
   2004         6,773  1.18    to    1.70   10,850       1.20%    0.90%  to    1.80%    10.17% to    14.98%
Van Kampen UIF Equity and Income Portfolio - Class II
   2008           168  0.80    to    0.84      137       2.41%    1.00%  to    1.80%  (26.18%) to  (23.45%)
   2007           175  1.05    to    1.09      185       1.71%    1.00%  to    1.80%   (4.25%) to     2.06%
   2006/18/        92  1.03    to    1.03       95           -    1.25%  to    1.25%     2.99% to     2.99%
   2005             -     -    to       -        -           -        -  to        -         - to         -
   2004             -     -    to       -        -           -        -  to        -         - to         -

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                  At December 31,                        For the periods ended December 31,
            -----------------------------------    ---------------------------------------------------
                        Unit               Net     Investment    Expense                  Total
             Units     Value             Assets      Income     Ratio /2/               Return /3/
            (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
            ------- -------------------  -------   ---------- -------------------  --------------------

Wanger International
   2008      9,104  0.55    to    3.89    29,457     1.01%    0.90%   to    1.80%  (46.58%) to  (46.09%)
   2007     10,490  1.03    to    7.24    66,850     0.88%    0.90%   to    1.80%   (2.97%) to    15.26%
   2006     12,024  1.58    to    6.31    67,851     0.57%    0.90%   to    1.80%    34.70% to    35.93%
   2005     14,620  1.17    to    4.66    61,175     1.09%    0.90%   to    1.80%     0.65% to    20.44%
   2004     17,402  1.24    to    3.88    62,137     0.73%    0.90%   to    1.80%    27.93% to    29.10%
Wanger International Select
   2008      2,190  0.60    to    1.87     3,943     0.41%    0.90%   to    1.80%  (45.35%) to   (7.21%)
   2007      3,144  1.88    to    3.41    10,104     0.72%    0.90%   to    1.80%     6.54% to    20.68%
   2006      3,234  1.62    to    2.84     8,628     0.26%    0.90%   to    1.80%    33.56% to    34.78%
   2005      2,933  1.20    to    2.12     5,880     1.98%    0.90%   to    1.80%     9.93% to    15.38%
   2004      2,798  1.04    to    1.84     4,901     0.31%    0.90%   to    1.80%    22.10% to    23.22%
Wanger Select
   2008      2,504  0.72    to    1.55     3,571         -    0.90%   to    1.80%  (49.98%) to  (49.52%)
   2007      3,003  1.43    to    3.08     8,578         -    0.90%   to    1.80%   (1.66%) to     9.01%
   2006      2,979  1.34    to    2.86     7,845     0.40%    0.90%   to    1.80%     9.87% to    18.63%
   2005      3,368  1.50    to    2.42     7,538         -    0.90%   to    1.80%     8.51% to     9.50%
   2004      3,449  1.39    to    2.22     7,128         -    0.90%   to    1.80%    14.29% to    18.23%
Wanger USA
   2008     11,876  0.57    to    2.88    28,045         -    0.90%   to    1.80%  (40.77%) to  (33.97%)
   2007     14,542  1.20    to    4.83    57,373         -    0.90%   to    1.80%   (2.48%) to     7.38%
   2006     18,547  1.55    to    4.63    70,386     0.25%    0.90%   to    1.80%     5.94% to     6.91%
   2005     24,888  1.46    to    4.34    88,820         -    0.90%   to    1.80%     9.26% to    10.26%
   2004     30,949  1.34    to    3.94   103,301         -    0.90%   to    1.80%     9.63% to    17.27%

/1/ The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

/2/ The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as the minimum and maximum return for the units invested in the Investment Option. While the Investment Option may be active in a given year, certain units may be initiated during the year. The corresponding return on those units, which is for the partial year, may cause the minimum and maximum total return for all the units in that Investment Option to deviate outside the range of the expense ratios presented.

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

 /4 /From inception December 3, 2004    /17 /From inception October 5, 2006
 to December 31, 2004.                  to December 31, 2006.
 /5 /From inception April 20, 2005 to   /18 /From inception November 3, 2006
 December 31, 2005.                     to December 31, 2006.
 /6 /From inception April 29, 2005 to   /19 /From inception November 14, 2006
 December 31, 2005.                     to December 31, 2006.
 /7 /From inception February 16, 2006   /20 /From inception January 29, 2007
 to December 31, 2006.                  to December 31, 2007.
 /8 /From inception April 24, 2006 to   /21 /From inception September 11,
 December 31, 2006.                     2007 to December 31, 2007.
 /9 /From inception April 28, 2006 to   /22 /From inception September 24,
 December 31, 2006.                     2007 to December 31, 2007.
 /10 /From inception May 18, 2006 to    /23 /From inception September 27,
 December 31, 2006.                     2007 to December 31, 2007.
 /11 /From inception May 30, 2006 to    /24 /From inception February 5, 2008
 December 31, 2006.                     to December 31, 2008.
 /12 /From inception July 6, 2006 to    /25 /From inception April 8, 2008 to
 December 31, 2006.                     December 31, 2008.
 /13 /From inception July 12, 2006 to   /26 /From inception April 28, 2008 to
 December 31, 2006.                     December 31, 2008.
 /14 /From inception July 20, 2006 to   /27 /From inception June 16, 2008 to
 December 31, 2006.                     December 31, 2008.
 /15 /From inception August 2, 2006 to  /28 /From inception August 11, 2008
 December 31, 2006.                     to December 31, 2008.
 /16 /From inception September 22,      /29 /From inception September 2, 2008
 2006 to December 31, 2006.             to December 31, 2008.

Note 6--Fees and Related Party Transactions
Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Separate Account. PEPCO is the principal underwriter and distributor for the Separate Account (see note 12).

Certain fees are deducted from the Contracts. To understand all of the charges that are assessed for your individual policy you should refer to your policy contract provided to you at issue or the most recent product prospectus provided to you annually. Those fees are described below:

A) Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate Phoenix for certain costs associated with maintenance. These expenses are included in a separate line item entitled "Contract Maintenance Charges" in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2008 and 2007 were $1,059,343 and $1,101,790 respectively. The charges assessed the Separate Account for Contract Maintenance Charges are outlined as follows:

      Administration Charge - Phoenix will make deductions to cover administrative expenses at a maximum annual rate of $35 for an individual contract, and a maximum of $500 per group contract (Group Strategic Edge contracts only).

      Policy Surrender Charge - In accordance with terms of the contracts, Phoenix makes deductions for surrender charges. Because a policy's account value and policy duration may vary, the surrender charge may also vary.

      Other Charges - Phoenix may deduct other costs depending on the policy terms.

All of the above expenses are taken out as a redemption of units.

B) Optional Rider and Benefit Charges

Phoenix may deduct other charges and fees based on the selection of Other Optional Policy Benefits and Riders. These expenses are included in a separate line item entitled "Transfers for contract benefits and terminations" in the accompanying statements of changes in net assets. This expense is taken out as a redemption of units.

C) Mortality and Expense Fee and Administration Fee Charges

Phoenix will make deductions at a maximum rate of 2.25% of the contracts value for the mortality and expense risks and 0.125% for administration fees, which the company undertakes. These expenses are included in separate line items "Mortality and Expense Fees" and "Administration Fees" in the accompanying statements of operations. The total aggregate expense for the periods ended December 31, 2008 and 2007 were $9,884,230 and $13,147,966, respectively. This expense is taken out as a reduction of unit values.

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 7--Distribution of Net Income
The Separate Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 8--Diversification Requirements
Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code") as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

Phoenix intends that each of the investment options shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

Note 9--Manager of Managers Exemptive Order
The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, Inc. ("PVA") have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the PESF's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PESF. The PESF and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 10--Mixed and Shared Funding
Shares of the PESF are not directly offered to the public. Shares of the PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the PESF may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, the PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the PESF or shares of another fund may be substituted.

Note 11--Other
The insurance company affiliates of the Separate Account distribute our products through non-affiliated advisors, broker-dealers and other financial intermediaries. There is substantial competition for business within most of these distributors. The insurance company affiliates of the Separate Account believe that our sales through these distributors depend on a variety of factors, such as the financial strength, the quality and pricing of the products and the support services we provide. In 2008, the largest individual distributor of life insurance was a subsidiary of State Farm Mutual Automobile Company ("State Farm"). The largest distributors of annuities in 2008 were State Farm and National Life Group. In 2008, State Farm accounted for approximately 27% of the total life insurance premiums. In 2008, State Farm accounted for approximately 68% and National Life Group accounted for approximately 14% of the annuity deposits. Since the relationship with State Farm began in mid-2001, it has generated $260 million in cumulative new total life premiums and $1.6 billion in annuity deposits. The distributors are generally free to sell products from a variety of providers. On March 3, 2009, State Farm informed the insurance company affiliates of the Separate Account that it intends to suspend the sale of the products pending a re-evaluation of the relationship between the companies. On March 4, 2009, National Life Group informed the insurance company affiliates of the Separate Account that it intends to suspend the sale of the products.

                  PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 11--Other (Continued)
The insurance company affiliates of the Separate Account may not be able to establish or maintain satisfactory relationships with State Farm, National Life Group or other distributors if the ratings, products or services are not competitive. Further, in light of the recent adverse economic and market developments, the access to, the reliability of, and service levels provided by the non-affiliated distribution intermediaries may be adversely affected. Accordingly, the business, sales, redemptions, revenues and profitability may be materially affected.

Effective May 1, 2008, the Board of Trustees of the Fund approved changes in subadvisor for the Capital Growth Series and the Small-Cap Growth Series. Effective September 15, 2008, Neuberger Berman Management, Inc. is the subadvisor for the Capital Growth Series, replacing Harris Investment Management, Inc. and the Small-Cap Growth Series (formerly Phoenix-Alger Small-Cap Growth Series), replacing Fred Alger Management, Inc.

Note 12--Spin-Off of Asset Management
At end of business December 31, 2008, Phoenix spun off the asset management segment of its business, Virtus Investment Partners, Inc. ("Virtus") and its subsidiaries, to Phoenix's shareholders. Virtus is now an independent publicly traded company. Virtus is the holding company for various asset management subsidiaries, including the Virtus Investment Advisers, Inc. (formerly Phoenix Investment Counsel, Inc.), the subadvisor to the Phoenix Growth & Income Series and Phoenix Strategic Allocation Series, and Duff & Phelps Investment Management Company, the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

As a result of this spin-off, PEPCO, a registered broker/dealer in securities, is no longer an affiliate of Phoenix. PEPCO operated as the principal underwriter and distributor for the Separate Account under a separate interim service agreement for the period January 1, 2009 to February 4, 2009. Effective February 5, 2009 the principal underwriter and distributor for the Separate Account became PFG Distribution Company, a subsidiary of Philadelphia Financial Group, Inc. (an affiliate of Phoenix). On February 5, 2009 PEPCO, under Virtus, changed its name to VP Distributors, Inc. and PFG Distribution Company changed its name to PEPCO.

Goodwin Capital Advisors, Inc., subadvisor to Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series, and the Phoenix Strategic Allocation Series, remained a subsidiary of Phoenix.

Note 13--Subsequent Events
On March 4, 2009, Fitch downgraded the financial strength rating of the insurance company affiliates of the Separate Account to BBB+ from A and placed the rating on Rating Watch Negative.

On March 10, 2009, A.M. Best Company, Inc. downgraded the financial strength rating of the insurance company affiliates of the Separate Account to B++ from A and maintained its negative outlook. On January 15, 2009, A.M Best Company, Inc. affirmed the financial strength rating of A and changed the rating outlook to negative from stable.

On March 10, 2009, Moody's Investor Services downgraded the financial strength rating of the insurance company affiliates of the Separate Account to Baa2 from Baa1. The outlook is negative. On February 19, 2009, Moody's Investor Service downgraded the financial strength rating to Baa1 from A3. The ratings remain on review for possible further downgrade as was previously announced on December 9, 2008.

On March 10, 2009, Standard & Poor's downgraded the financial strength rating of the insurance company affiliates of the Separate Account to BBB- from BBB and maintained it negative outlook. On March 2, 2009, Standard and Poor's downgraded the financial strength rating to BBB from BBB+. At the same time, Standard and Poor's removed the ratings from Credit Watch, where they had been placed with negative implications on February 10, 2009. The outlook is negative.

The actions by these rating agencies will likely have a material adverse effect on the future results. The insurance company affiliates are currently assessing the impact of these recent developments on their business prospects, operations and strategy.

[LOGO]

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Accumulation Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Phoenix Life Variable Accumulation Account (as listed in the statements of assets and liabilities) at December 31, 2008, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2008, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

HartFord, CT
March 27, 2009

PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06103-2899

Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
185 Asylum Street
Hartford, Connecticut 06103

[LOGO]
PHOENIX



Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012



--------------------------------------------------------------------------------

Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com

OL4261 (C) 2009 The Phoenix Companies, Inc.  2-09


         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2008 AND 2007

                                TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                             ---------------
Report of Independent Registered Public Accounting Firm...................................................        F-3

Consolidated Balance Sheet as of December 31, 2008 and 2007...............................................        F-4

Consolidated Statement of Income and Comprehensive Income for the years ended
  December 31, 2008, 2007 and 2006........................................................................        F-5

Consolidated Statement of Cash Flows for the years ended
  December 31, 2008, 2007 and 2006........................................................................        F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended
  December 31, 2008, 2007 and 2006........................................................................        F-7

Notes to Financial Statements.............................................................................      F-8 - F-50


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of cash flows and statements of changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 24 to the consolidated financial statements, three significant distributors suspended sales of the Company's products and the Company had downgrades from four rating agencies.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for reinsurance of long duration insurance contracts effective April 1, 2008.



/s/ PricewaterhouseCoopers, LLP
Hartford, CT
April 10, 2009

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                       ($ in millions, except share data)
                           DECEMBER 31, 2008 AND 2007

                                                                                                    2008           2007
                                                                                                ------------   ------------
ASSETS:
Available-for-sale debt securities, at fair value...........................................    $   9,815.9    $  11,966.8
Available-for-sale equity securities, at fair value.........................................           25.2          191.8
Venture capital partnerships, at equity in net assets.......................................          200.0          173.3
Policy loans, at unpaid principal balances..................................................        2,535.7        2,380.5
Other invested assets.......................................................................          613.5          432.7
Fair value option investments...............................................................           34.4           --
                                                                                                ------------   ------------
                                                                                                   13,224.7       15,145.1
Available-for-sale debt and equity securities pledged as collateral, at fair value..........          148.0          219.1
                                                                                                ------------   ------------
Total investments...........................................................................       13,372.7       15,364.2
Cash and cash equivalents...................................................................          340.1          366.8
Accrued investment income...................................................................          203.6          204.2
Premiums, accounts and notes receivable.....................................................          413.0          321.9
Deferred policy acquisition costs...........................................................        2,723.1        2,080.9
Deferred income tax.........................................................................          284.4           --
Goodwill....................................................................................            5.2            5.2
Other assets................................................................................          180.9          165.8
Separate account assets.....................................................................        7,930.2       10,820.3
                                                                                                ------------   ------------
TOTAL ASSETS................................................................................    $  25,453.2    $  29,329.3
                                                                                                ============   ============

LIABILITIES:
Policy liabilities and accruals.............................................................    $  14,009.5    $  14,002.4
Policyholder deposit funds..................................................................        1,616.6        1,808.9
Indebtedness................................................................................          174.1          174.0
Deferred income taxes.......................................................................           --             76.8
Other liabilities...........................................................................          425.4          349.8
Non-recourse collateralized obligations.....................................................          245.2          317.9
Separate account liabilities................................................................        7,930.2       10,820.3
                                                                                                ------------   ------------
TOTAL LIABILITIES...........................................................................       24,401.0       27,550.1
                                                                                                ------------   ------------

COMMITMENTS AND CONTINGENCIES (NOTES 22 AND 23)

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.............................................           12.0           10.4
                                                                                                ------------   ------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..................           10.0           10.0
Additional paid-in capital..................................................................        1,731.2        1,716.0
Retained earnings (deficit).................................................................         (106.7)         115.8
Accumulated other comprehensive loss........................................................         (594.3)         (73.0)
                                                                                                ------------   ------------
TOTAL STOCKHOLDER'S EQUITY..................................................................        1,040.2        1,768.8
                                                                                                ------------   ------------
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...............................    $  25,453.2    $  29,329.3
                                                                                                ============   ============

   The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                                 ($ in millions)
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
REVENUES:
Premiums.....................................................................   $     765.9     $     798.3    $     839.7
Insurance and investment product fees........................................         612.7           505.2          406.0
Investment income, net of expenses...........................................         905.6         1,034.8        1,028.1
Net realized investment gains (losses).......................................        (277.5)           (8.2)          73.8
                                                                                ------------    ------------   ------------
TOTAL REVENUES...............................................................       2,006.7         2,330.1        2,347.6
                                                                                ------------    ------------   ------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends............................       1,368.4         1,318.5        1,341.1
Policyholder dividends.......................................................         207.5           380.0          399.1
Policy acquisition cost amortization.........................................         408.8           192.9          145.6
Interest expense on indebtedness.............................................          12.5            12.4           14.5
Interest expense on non-recourse collateralized obligations..................          11.8            15.4           18.7
Other operating expenses.....................................................         227.2           229.5          209.9
                                                                                ------------    ------------   ------------
TOTAL BENEFITS AND EXPENSES..................................................       2,236.2         2,148.7        2,128.9
                                                                                ------------    ------------   ------------
Income (loss) from continuing operations before income taxes and
  minority interest..........................................................        (229.5)          181.4          218.7
Applicable income tax expense (benefit)......................................         (91.5)           38.7           70.7
                                                                                ------------    ------------   ------------
Income (loss) from continuing operations before minority interest............        (138.0)          142.7          148.0
Minority interest in net income (loss) of consolidated subsidiaries..........          (0.8)           (0.9)          (0.3)
                                                                                ------------    ------------   ------------
Income (loss) from continuing operations.....................................        (138.8)          141.8          147.7
Income (loss) from discontinued operations...................................          --              (3.5)           1.1
                                                                                ------------    ------------   ------------
NET INCOME (LOSS)............................................................   $    (138.8)    $     138.3    $     148.8
                                                                                ============    ============   ============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)............................................................   $    (138.8)    $     138.3    $     148.8
OTHER COMPREHENSIVE LOSS.....................................................        (521.3)          (57.2)         (17.3)
                                                                                ------------    ------------   ------------
COMPREHENSIVE INCOME (LOSS)..................................................   $    (660.1)    $      81.1    $     131.5
                                                                                ============    ============   ============

   The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 ($ in millions)
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
OPERATING ACTIVITIES:
Income (loss) from continuing operations.....................................   $    (138.8)    $     141.8    $     147.7
Net realized investment (gains) losses.......................................         277.5             8.2          (73.8)
Amortization and depreciation................................................          11.8            12.3            8.7
Investment losses............................................................          (4.8)          (73.6)         (45.1)
Deferred income taxes........................................................        (150.9)           29.5           39.6
(Increase) decrease in receivables...........................................         (20.7)           18.6          (15.4)
Increase (decrease) in deferred policy acquisition costs.....................           8.8          (271.0)        (183.6)
Increase in policy liabilities and accruals..................................         156.6           408.5          349.8
Other assets and other liabilities net change................................         (12.5)            9.5          (21.2)
                                                                                ------------    ------------   ------------
Cash from continuing operations..............................................         127.0           283.8          206.7
Discontinued operations, net.................................................         (23.7)          (10.8)          21.8
                                                                                ------------    ------------   ------------
CASH FROM OPERATING ACTIVITIES...............................................         103.3           273.0          228.5
                                                                                ------------    ------------   ------------

INVESTING ACTIVITIES:
Investment purchases.........................................................      (5,480.5)       (4,278.0)      (4,713.2)
Investment sales, repayments and maturities..................................       5,723.7         4,574.8        5,561.3
Debt and equity securities pledged as collateral sales.......................          39.8            33.3           26.5
Premises and equipment additions.............................................         (17.9)          (19.6)         (18.2)
Premises and equipment dispositions..........................................           8.3            --             --
Discontinued operations, subsidiary purchase.................................          --              (5.0)          --
Sale of discontinued operations..............................................          --              14.9           --
Discontinued operations, net.................................................          29.6            19.6          (32.8)
                                                                                ------------    ------------   ------------
CASH FROM INVESTING ACTIVITIES...............................................         303.0           340.0          823.6
                                                                                ------------    ------------   ------------

FINANCING ACTIVITIES:
Policyholder deposit fund deposits...........................................         761.1           745.9          638.6
Policyholder deposit fund withdrawals........................................      (1,070.2)       (1,167.4)      (1,470.9)
Indebtedness repayments......................................................          --              --            (30.2)
Collateralized obligations repayments........................................         (40.7)          (23.3)         (39.5)
Common stock dividends paid..................................................         (83.8)          (92.2)         (87.5)
Contributions from minority interests........................................           0.6             1.8            0.8
                                                                                ------------    ------------   ------------
CASH FOR FINANCING ACTIVITIES................................................        (433.0)         (535.2)        (988.7)
                                                                                ------------    ------------   ------------
CHANGE IN CASH AND CASH EQUIVALENTS..........................................         (26.7)           77.8           63.4
Cash and cash equivalents, beginning of year.................................         366.8           289.0          225.6
                                                                                ------------    ------------   ------------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................................   $     340.1     $     366.8    $     289.0
                                                                                ============    ============   ============

Included in cash and cash equivalents above is cash pledged as collateral of $7.3 million, $12.0 million and $3.1 million at December 31, 2008, 2007 and 2006, respectively.

   The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                                 ($ in millions)
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of year...................................................   $   1,726.0     $   1,724.9    $   1,724.9
  Capital contribution.......................................................          15.2            --             --
  Tax benefit on employee stock option awards................................          --               1.1           --
                                                                                ------------    ------------   ------------
BALANCE, END OF YEAR.........................................................   $   1,741.2     $   1,726.0    $   1,724.9
                                                                                ============    ============   ============

RETAINED EARNINGS:
Balance, beginning of year                                                      $     115.8     $      73.7    $      12.4
  Adjustment for initial application of FIN 48 (Note 2)......................          --              (4.0)          --
  Net income (loss)..........................................................        (138.8)          138.3          148.8
  Common stock dividends declared............................................         (83.7)          (92.2)         (87.5)
                                                                                ------------    ------------   ------------
BALANCE, END OF YEAR.........................................................   $    (106.7)    $     115.8    $      73.7
                                                                                ============    ============   ============

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of year...................................................   $     (73.0)    $     (15.8)   $       1.5
  Other comprehensive loss...................................................        (521.3)          (57.2)         (17.3)
                                                                                ------------    ------------   ------------
BALANCE, END OF YEAR.........................................................   $    (594.3)    $     (73.0)   $     (15.8)
                                                                                ============    ============   ============

TOTAL STOCKHOLDER'S EQUITY:
Balance, beginning of year...................................................   $   1,768.8     $   1,782.8    $   1,738.8
  Change in stockholder's equity.............................................        (728.6)          (14.0)          44.0
                                                                                ------------    ------------   ------------
STOCKHOLDER'S EQUITY, END OF YEAR............................................   $   1,040.2     $   1,768.8    $   1,782.8
                                                                                ============    ============   ============

   The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 ($ in millions)
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006


1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements.

We are a manufacturer of individual life insurance and annuity products, such as universal life, variable life, term life and variable annuities. Our consolidated financial statements include the results of our closed block, which consists primarily of participating whole life products.


2.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

USE OF ESTIMATES

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of intangible assets; the valuation of investments in debt and equity securities and venture capital partnerships; the valuation of deferred tax assets; and accruals for contingent liabilities.

RISKS ASSOCIATED WITH CURRENT ECONOMIC ENVIRONMENT

Over the past year, the U.S. economy has experienced unprecedented credit and liquidity issues and entered into recession. Following several years of rapid credit expansion, a sharp contraction in mortgage lending coupled with dramatic declines in home prices, rising mortgage defaults and increasing home foreclosures, resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, initially of mortgage-backed securities but spreading to most sectors of the credit markets, and to credit default swaps and other derivative securities, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions, to be subsidized by the U.S. government and, in some cases, to fail. Reflecting concern about the stability of the financial markets generally and the strength of counterparties many lenders and institutional investors have reduced and, in some cases, ceased to provide funding to borrowers, including other financial institutions. These factors, combined with declining business and consumer confidence and increased unemployment, have precipitated an economic slowdown and fears of a prolonged recession.

Even under more favorable market conditions, general factors such as the availability of credit, consumer spending, business investment, capital market conditions and inflation affect our business. For example, in an economic downturn, higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending may depress the demand for life insurance, annuities and investment products. In addition, this type of economic environment may result in higher lapses or surrenders of policies. Accordingly, the risks we face related to general economic and business conditions are more pronounced given the severity and magnitude of recent adverse economic and market conditions experienced.

More specifically, our business is exposed to the performance of the debt and equity markets, which have been materially and adversely affected by recent economic developments. Adverse conditions, including but not limited to, a lack of buyers in the marketplace, volatility, credit spread changes, and benchmark interest rate changes, have affected and will continue to impact the liquidity and value of our investments. In addition to other ways set forth in additional risk factors below, the ways that poor debt and equity market performance and changes in interest rates have adversely affected, and will continue to adversely affect, our business, financial condition, growth and profitability include, but are not limited to, the following:

     o The value of our investment portfolio has declined which has resulted in, and may continue to result in, higher realized and/or unrealized losses. For example, in 2008 the value of our general account investments decreased by $1,581.7 million, before offsets, due to net unrealized losses on investments. A widening of credit spreads, such as the market has experienced recently, increases the net unrealized loss position of our investment portfolio and may ultimately result in increased realized losses. The value of our investment portfolio can also be affected by illiquidity and by changes in assumptions or inputs we use in estimating fair value. Further, certain types of securities in our investment portfolio, such as asset-backed securities supported by residential and commercial mortgages, have been disproportionately affected. Continued adverse capital market conditions could result in further realized and/or unrealized losses.

     o Changes in interest rates also have other effects related to our investment portfolio. In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals could increase as policyholders seek investments with higher returns. This could require us to sell invested assets at a time when their prices are depressed by the increase in interest rates, which could cause us to realize investment losses. Conversely, during periods of declining interest rates, we could experience increased premium payments on products with flexible premium features, repayment of policy loans and increased percentages of policies remaining in force. We would obtain lower returns on investments made with these cash flows. In addition, borrowers may prepay or redeem bonds in our investment portfolio so that we might have to reinvest those proceeds in lower yielding investments. As a consequence of these factors, we could experience a decrease in the spread between the returns on our investment portfolio and amounts credited to policyholders and contract owners, which could adversely affect our profitability.

     o Our investments in alternative asset classes, such as hedge funds, private equity funds and limited partnership interests, have also been adversely affected. There may be similar adverse effects in the future. These assets generate returns that are more volatile than other asset classes. For example, in 2008 our net investment income related to these investments declined. These assets are also relatively illiquid and may be harder to value or sell in adverse market conditions.

     o Asset-based fee revenues related to our variable life and annuity products have declined and may continue to decline.

     o The attractiveness of certain of our products may decrease because they are linked to the equity markets and assessments of our financial strength, resulting in lower profits. Increasing consumer concerns about the returns and features of our products or our financial strength may cause existing clients to surrender policies or withdraw assets, and diminish our ability to sell policies and attract assets from new and existing clients, which would result in lower sales and fee revenues.

     o The funding requirements of the Phoenix Companies' pension plan have increased. The funding requirements of our pension plan are dependent on the performance of the debt and equity markets. The value of the assets supporting the pension plan decreased by $143.4 million in 2008, thereby increasing the requirement for future funding. Future market declines could result in additional funding requirements. Also, the funding requirements of our pension plan are sensitive to interest rate changes. Should interest rates decrease materially, the value of the liabilities under the plan would increase, as would the requirement for future funding.

These extraordinary economic and market conditions have materially and adversely affected us. In 2008 we had a net loss of $138.8 million. It is difficult to predict how long the current economic and market conditions will continue, whether the financial markets will continue to deteriorate and which aspects of our products and/or business will be adversely affected. However, the lack of credit, lack of confidence in the financial sector, increased volatility in the financial markets and reduced business activity are likely to continue to materially and adversely affect our business, financial condition and results of operations.

ACCOUNTING CHANGE

Effective April 1, 2008, we changed our method of accounting for the cost of certain of our long duration reinsurance contracts accounted for in accordance with Statement of Financial Accounting Standards (SFAS) No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" (SFAS
113). In conjunction with this change, we also changed our method of accounting for the impact of reinsurance costs on deferred acquisition costs. SFAS 113 requires us to amortize the estimated cost of reinsurance over the life of the underlying reinsured contracts. Under our previous method, we recognized reinsurance recoveries as part of the net cost of reinsurance and amortized this balance over the estimated lives of the underlying reinsured contracts in proportion to estimated gross profits (EGPs) consistent with the method used for amortizing deferred policy acquisition costs. Under the new method, reinsurance recoveries are recognized in the same period as the related reinsured claim. In conjunction with this change, we also changed our policy for determining EGPs relating to these contracts to include the effects of reinsurance, where previously these effects had not been included.

ADOPTION OF NEW ACCOUNTING STANDARDS

In January 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position No. EITF 99-20-1, which amends the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" (EITF 99-20-1). The FSP revises EITF 99-20's impairment guidance to make it consistent with the requirements of SFAS No. 115 for determining whether an other-than-temporary impairment has occurred. The FSP is effective for these financial statements. Our adoption of the FSP had no material effect on our financial statements.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities", which requires public entities to provide additional disclosures about transfers of financial assets. It also requires sponsors that have a variable interest in a variable interest entity to provide additional disclosures about their involvement with variable interest entities. The FSP is effective for these financial statements. Our adoption of the FSP had no material effect on our financial statements.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161". The FSP introduces new disclosure requirements for credit derivatives and certain guarantees. The FSP is effective for these financial statements. Our adoption of the FSP had no material effect on our financial statements.

On October 10, 2008, the FASB issued FSP No. FAS 157-3 (FSP FAS 157-3), which clarifies the application of SFAS No. 157, "Fair Value Measurements" (SFAS 157) in an inactive market. The FSP addresses application issues such as how management's internal assumptions should be considered when measuring fair value when relevant observable data do not exist; how observable market information in a market that is not active should be considered when measuring fair value and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. FSP FAS 157-3 was effective upon issuance. Our adoption of FSP FAS 157-3 had no material effect on our financial condition or results of operations.

On February 15, 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. Additionally, SFAS 159 allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. We adopted SFAS 159 as of January 1, 2008 with no net effect to equity.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS
157). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. We adopted SFAS 157 effective January 1, 2008 with no material impact on our financial position and results of operations.

We adopted the provisions of the FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), on January 1, 2007. As a result of the implementation of FIN 48, we recognized an increase in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $4.0 million, which was accounted for as an increase to the January 1, 2007 balance of accumulated deficit. Including the cumulative effect adjustment, we had approximately $20.7 million of total gross unrecognized tax benefits as of January 1, 2007. The amount of unrecognized tax benefits at January 1, 2007 that would, if recognized, impact the annual effective tax rate upon recognition. See
Note 15 to these financial statements for more information.

In September 2006, the Securities and Exchange Commission (SEC) staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted SAB 108 on December 31, 2006 with no effect to the financial statements.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140" (SFAS 156). SFAS 156 provides guidance on recognition and disclosure of servicing assets and liabilities and is effective beginning January 1, 2007. We adopted this standard effective January 1, 2007 with no material impact on our financial position and results of operations.

ACCOUNTING STANDARDS NOT YET ADOPTED

In January 2009, the FASB issued FSP No. FAS 132(R)-1, "Employer's Disclosures about Postretirement Benefit Plan Assets" (FAS 132(R)-1). The FSP expands the disclosures set forth in SFAS 132(R) by adding required disclosures about: how investment allocation decisions are made by management, major categories of plan assets, and significant concentrations of risk. Additionally, the FSP requires an employer to disclose: the level of the fair value hierarchy into which plan assets fall, information about the inputs that valuation techniques used to measure the fair value of plan assets, and a reconciliation of the beginning and ending balances of plan assets in level 3 of the fair value hierarchy. The FSP will not have a material effect on our financial statements.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" (SFAS 162). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of GAAP-basis financial statements. The Standard is effective 60 days following SEC approval of the Public Company Accounting Oversight Board amendments to remove the hierarchy of generally accepted accounting principles from the auditing standards. SFAS 162 is not expected to have an impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS No. 141(R), "Accounting for Business Combinations" (SFAS 141(R)). SFAS 141(R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction, establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed and requires the acquirer to disclose all information needed to evaluate and understand the nature and financial effect of the combination and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" (SFAS 160). SFAS 160 requires all entities to report noncontrolling interests in subsidiaries in the same way--as equity in the consolidated financial statements and requires that associated transactions be treated as equity transactions--and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

DEBT AND EQUITY SECURITIES

Our debt and equity securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

VENTURE CAPITAL PARTNERSHIPS

We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the change in our share of partnership earnings for significant changes in equity market conditions during the quarter to eliminate the effect of any lag in reporting. We estimate the change in valuation each quarter by applying a public industry index if there has been a material shift in the S&P index, either upward or downward. Recognition of net investment income is delayed due to the availability of the related financial statements, as venture capital partnerships are generally on a three-month delay.

POLICY LOANS

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

OTHER INVESTMENTS

Other investments primarily include leveraged lease investments and other partnership and joint venture interests as well as mortgage loans. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. We record the net income from investments in partnerships and joint ventures in net investment income. We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired loans.

DERIVATIVE INSTRUMENTS

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change and foreign currency risk. We also use derivative instruments to economically hedge our exposure on guaranteed minimum benefits offered on certain of our variable products. We recognize derivative instruments on the balance sheet at fair value. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, on the balance sheet, excluding embedded derivatives. Embedded derivatives are recorded on the balance sheet with the associated host contract.

We do not designate the purchased derivatives related to guaranteed minimum benefits as hedges for accounting purposes. For other derivatives, we designate each instrument according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

To qualify for hedge accounting, the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the change in the value of the derivative instruments and the change in value of the hedged investment. Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings.

Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge are recorded in accumulated other comprehensive income and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized investment gains (losses). If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Changes in the fair value of derivatives that are designated and qualify as foreign currency hedges are recorded in either current period earnings or accumulated other comprehensive income, depending on whether the hedged transaction is a fair value hedge or cash flow hedge. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized investment gains (losses).

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net realized investment gains (losses) in the period incurred.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our 1997 acquisition of the Confederation Life business, we recognized an asset for the present value of future profits representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs.

We amortize deferred policy acquisition costs and present value of future profits based on the related policy's classification. For individual participating life insurance policies, deferred policy acquisition costs and present value of future profits are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs and present value of future profits are amortized in proportion to estimated gross profits (EGPs). Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

Each year, we develop future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future EGPs are projected for the estimated lives of the contracts. The amortization of deferred policy acquisition costs and present value of future profits requires the use of various assumptions, estimates and judgments about the future. The assumptions, in the aggregate, are considered important in the projections of EGPs. The assumptions developed as part of our annual process are based on our current best estimates of future events, which are likely to be different for each year's cohort. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, expenses and reinsurance costs and recoveries. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models, together with studies and actual experience. Incorporated in each scenario are our current best estimate assumptions with respect to separate account returns, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, expenses and reinsurance costs and recoveries.

In addition to our quarterly reviews, we complete a comprehensive assumption study during the fourth quarter of each year. Upon completion of an assumption study, we revise our assumptions to reflect our current best estimate, thereby changing our estimate of projected account values and the related EGPs in the deferred policy acquisition cost and unearned revenue amortization models as well as SOP 03-1 reserving models. The deferred policy acquisition cost asset, as well as the unearned revenue reserves and SOP 03-1 reserves are then adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking."

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in determining the amortization of deferred policy acquisition costs, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. In the event that we were to revise assumptions used for prior year cohorts, our estimate of projected account values would change and the related EGPs in the deferred policy acquisition cost amortization model would be unlocked, or adjusted, to reflect such change. Continued favorable experience on key assumptions, which could include increasing separate account fund return performance, decreasing lapses or decreasing mortality could result in an unlocking which would result in a decrease to deferred policy acquisition cost amortization and an increase in the deferred policy acquisition costs asset. Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances.

GOODWILL AND OTHER INTANGIBLE ASSETS

We do not record amortization expense on goodwill. For goodwill, we perform impairment tests at the reporting-unit level at least annually. To test for impairment, we calculate the fair value of the reporting unit based on the sum of its statutory book value, value of business in force and value of estimated new business. We compare the calculated fair value to the recorded values and record an impairment, if warranted.

PREMISES AND EQUIPMENT

Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over three to 10 years. We amortize leasehold improvements over the terms of the related leases.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract holders for management services are included in revenues when services are rendered.

POLICY LIABILITIES AND ACCRUALS

Policy liabilities and accruals includes future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

POLICYHOLDER DEPOSIT FUNDS

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to Policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

CONTINGENT LIABILITIES

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

DEMUTUALIZATION AND CLOSED BLOCK

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

Certain collateralized obligations for which we are the primary beneficiary as a result of our variable interests, are consolidated in our financial statements.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts at face value are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income.

REVENUE RECOGNITION

We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and other contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders' account balances and amortization of deferred policy acquisition costs.

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains (losses) on asset dispositions on a first-in, first-out basis. We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be other-than-temporarily impaired. We adjust the cost basis of these written down investments to fair value at the date the determination of impairment is made and do not change the new cost basis for subsequent recoveries in value. In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

     o    the extent and the duration of the decline;

     o the reasons for the decline in value (credit event, interest related or market fluctuations);

     o our ability and intent to hold the investment for a period of time to allow for a recovery of value; and

     o    the financial condition of and near term prospects of the issuer.

A debt security impairment is deemed other-than-temporary if:

     o we do not have the ability and intent to hold an investment until a forecasted recovery of fair value up to (or beyond) the cost of the investment which, in certain cases, may mean until maturity; or

     o it is probable that we will be unable to collect all amounts due according to the contractual terms of the debt security.

Impairments due to deterioration in credit that result in a conclusion that non-collection is probable are considered other-than-temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes that do not result in a conclusion that non-collection of contractual principal and interest is probable) may also result in a conclusion that an other-than-temporary impairment has occurred.

Further, in situations where the Company has asserted its ability and intent to hold a security to a forecasted recovery, but now no longer has the ability and intent to hold until recovery, an impairment should be considered other-than-temporary, even if collection of cash flows is probable. The determination of the impairment is made when the assertion to hold to recovery changes, not when the decision to sell is made.

The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income.

UNREALIZED INVESTMENT GAINS (LOSSES)

We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

INCOME TAXES

We account for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes" (SFAS 109). Accordingly, income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with SFAS 109's intraperiod allocation rules. We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits used to offset a tax liability of the consolidated group will be provided to the extent such loss or credit is utilized in the consolidated federal tax return.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (IRS) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.


3.   BUSINESS COMBINATIONS AND DISPOSITIONS

EMCO

On December 20, 2007, we sold all of the outstanding stock of Emprendimiento Compartido S.A (EMCO), an Argentine wholly-owned subsidiary. We realized an after-tax loss of $4.8 million on this sale. This loss, as well as EMCO's results up through the date of sale, are reported in discontinued operations in these financial statements. Prior year results have also been reported in discontinued operations.

LOMBARD INTERNATIONAL ASSURANCE S.A.

In 2005, we disposed of our interests in Lombard International Assurance S.A. (Lombard). In the first quarter of 2007 and 2006, we realized after-tax gains of $8.9 million and $6.5 million, respectively, which included earn-out gain consideration received. We are not entitled to any additional consideration related to this sale going forward.


4.   DEMUTUALIZATION AND CLOSED BLOCK

In 1999, we began the process of reorganizing and demutualizing. We completed the process in June 2001, when all policyholder membership interests in our company were extinguished and eligible policyholders received shares of common stock of The Phoenix Companies, Inc., together with cash and policy credits, as compensation. To protect the future dividends of these policyholders, we also established a closed block for their existing policies.

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earnings contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

CLOSED BLOCK ASSETS AND LIABILITIES:                                                AS OF DECEMBER 31,
                                                                                ----------------------------
($ IN MILLIONS)                                                                     2008            2007        INCEPTION
                                                                                ------------    ------------   ------------
Debt securities..............................................................   $   6,011.4     $   6,919.4    $   4,773.1
Equity securities............................................................           9.0           134.0           --
Mortgage loans...............................................................           8.9            12.7          399.0
Venture capital partnerships.................................................         188.5           157.3           --
Policy loans.................................................................       1,377.0         1,357.1        1,380.0
Other investments............................................................         153.3           123.7           --
                                                                                ------------    ------------   ------------
TOTAL CLOSED BLOCK INVESTMENTS...............................................       7,748.1         8,704.2        6,552.1
Cash and cash equivalents....................................................          57.2            67.8           --
Accrued investment income....................................................         113.0           112.1          106.8
Receivables..................................................................          49.5            44.7           35.2
Deferred income taxes........................................................         418.3           329.3          389.4
Other closed block assets....................................................         338.0            10.0            6.2
                                                                                ------------    ------------   ------------
TOTAL CLOSED BLOCK ASSETS....................................................       8,724.1         9,268.1        7,089.7
                                                                                ------------    ------------   ------------
Policy liabilities and accruals..............................................       9,742.7         9,811.2        8,301.7
Policyholder dividends payable...............................................         311.1           332.8          325.1
Policyholder dividend obligation.............................................          --             246.0           --
Other closed block liabilities...............................................          72.0            49.3           12.3
                                                                                ------------    ------------   ------------
TOTAL CLOSED BLOCK LIABILITIES...............................................      10,125.8        10,439.3        8,639.1
                                                                                ------------    ------------   ------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS..................   $   1,401.7     $   1,171.2    $   1,549.4
                                                                                ============    ============   ============

                                                                                                 YEAR ENDED
CLOSED BLOCK REVENUES AND EXPENSES AND                           CUMULATIVE                     DECEMBER 31,
CHANGES IN POLICYHOLDER DIVIDEND OBLIGATION:                        FROM        -------------------------------------------
($ IN MILLIONS                                                    INCEPTION         2008            2007           2006
                                                                 ------------   ------------    ------------   ------------
Premiums.....................................................    $   8,303.8    $     719.3     $     745.6    $     786.5
Net investment income........................................        4,963.1          523.1           571.6          540.7
Net realized investment losses...............................         (197.8)        (124.4)           (0.6)          40.2
                                                                 ------------   ------------    ------------   ------------
TOTAL REVENUES...............................................       13,069.1        1,118.0         1,316.6        1,367.4
                                                                 ------------   ------------    ------------   ------------
Policy benefits, excluding dividends.........................        8,963.1          847.6           869.2          898.6
Other operating expenses.....................................           84.0            5.1             6.1            6.3
                                                                 ------------   ------------    ------------   ------------
TOTAL BENEFITS AND EXPENSES,
  EXCLUDING POLICYHOLDER DIVIDENDS...........................        9,047.1          852.7           875.3          904.9
                                                                 ------------   ------------    ------------   ------------
Closed block contribution to income
  before dividends and income taxes..........................        4,022.0          265.3           441.3          462.5
Policyholder dividends.......................................       (3,348.6)        (206.9)         (379.3)        (398.5)
                                                                 ------------   ------------    ------------   ------------
Closed block contribution to income before income taxes......          673.4           58.4            62.0           64.0
Applicable income tax expense................................         (233.5)         (19.2)          (20.9)         (22.0)
                                                                 ------------   ------------    ------------   ------------
CLOSED BLOCK CONTRIBUTION TO INCOME..........................    $     439.9    $      39.2     $      41.1    $      42.0
                                                                 ============   ============    ============   ============

Policyholder dividends provided through earnings.............    $   3,393.8    $     206.9     $     379.3    $     398.5
Policyholder dividends provided through
  other comprehensive income.................................          (81.6)        (128.0)         (121.5)         (73.7)
                                                                 ------------   ------------    ------------   ------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES...............        3,312.2           78.9           257.8          324.8
POLICYHOLDER DIVIDENDS PAID..................................       (3,326.2)        (346.6)         (337.6)        (339.2)
                                                                 ------------   ------------    ------------   ------------
Change in policyholder dividend liabilities..................          (14.0)        (267.7)          (79.8)         (14.4)
Policyholder dividend liabilities, beginning of period.......          325.1          578.8           658.6          673.0
                                                                 ------------   ------------    ------------   ------------
Policyholder dividend liabilities, end of period.............          311.1          311.1           578.8          658.6
Policyholder dividends payable, end of period................         (311.1)        (311.1)         (332.8)        (331.7)
                                                                 ------------   ------------    ------------   ------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD..............    $      --      $      --       $     246.0    $     326.9
                                                                 ============   ============    ============   ============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.


5.   REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide additional capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, we establish reserves for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. Due to the recent downgrade of Scottish Re, we will continue to closely monitor the situation and will reassess the recoverability of the reinsurance recoverable during the interim reporting periods of 2009.

Our reinsurance program varies based on the type of risk. Listed below are our most significant reinsurance agreements:

     o On all direct life insurance policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.

     o We cede 70% to 90% of the mortality risk on most new issues of term insurance.

     o Effective January 1, 2008, we entered into an agreement to cede 50% to 75% of the risk in between $6.0 million to $10.0 million on universal life and variable universal life policies issued from January 1, 2006 through December 31, 2007, inclusive.

     o Effective November 30, 2008, PHL Variable Insurance Company ceded all the benefit risks, net of existing reinsurance, on all its term life business inforce as of December 31, 2008, excluding the term plans introduced in 2008.

DIRECT BUSINESS AND REINSURANCE:                                                          YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                --------------------------------------------
                                                                                   2008            2007           2006
                                                                               -------------    ------------   ------------
Direct premiums..............................................................   $   1,025.2     $     886.6    $     917.5
Premiums assumed from reinsureds.............................................          13.5            13.6           13.7
Premiums ceded to reinsurers.................................................        (272.8)         (101.9)         (91.5)
                                                                                ------------    ------------   ------------
PREMIUMS.....................................................................   $     765.9     $     798.3    $     839.7
                                                                                ============    ============   ============
Percentage of amount assumed to net premiums.................................      1.8%            1.7%           1.6%
                                                                                ============    ============   ============

Direct policy benefits incurred..............................................   $     686.4     $     560.7    $     486.4
Policy benefits assumed from reinsureds......................................          (5.3)           17.9           14.8
Policy benefits ceded to reinsurers..........................................        (205.1)          (91.9)         (64.8)
                                                                                ------------    ------------   ------------
POLICY BENEFITS..............................................................   $     476.0     $     486.7    $     436.4
                                                                                ============    ============   ============

Direct life insurance in force...............................................   $ 169,630.1     $ 155,862.7    $ 143,120.6
Life insurance in force assumed from reinsureds..............................       2,008.0         1,937.0        1,838.7
Life insurance in force ceded to reinsurers..................................    (109,353.1)      (96,150.1)     (90,812.5)
                                                                                ------------    ------------   ------------
LIFE INSURANCE IN FORCE......................................................   $  62,285.0     $  61,649.6    $  54,146.8
                                                                                ============    ============   ============
Percentage of amount assumed to net insurance in force.......................      3.2%            3.1%           3.4%
                                                                                ============    ============   ============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $892.4 million, $831.8 million and $904.7 million, net of reinsurance, for the years ended December 31, 2008, 2007 and 2006.

Irrevocable letters of credit aggregating $57.0 million at December 31, 2008 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

We assume and cede business related to our discontinued group accident and health reinsurance operations. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts. See Note 22 to these financial statements for more information.

6.   DEFERRED POLICY ACQUISITION COSTS

ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:                                            YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                 -------------------------------------------
                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
Policy acquisition costs deferred............................................   $     341.7     $     463.8    $     329.2
Costs amortized to expenses:
  Recurring costs............................................................        (434.6)         (192.6)        (149.0)
  Credit related to realized investment gains (losses).......................          25.8            (0.2)           3.4
  Offsets to net unrealized investment gains or losses
    included in other comprehensive income...................................         709.3            63.4           16.2
                                                                                ------------    ------------   ------------
Change in deferred policy acquisition costs..................................         642.2           334.4          199.8
Deferred policy acquisition costs, beginning of year.........................       2,080.9         1,746.5        1,546.7
                                                                                ------------    ------------   ------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR...............................   $   2,723.1     $   2,080.9    $   1,746.5
                                                                                ============    ============   ============

Upon completion of a study during the fourth quarter of 2008, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, lapse experience, expense, net investment income, and separate account investment return. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. We also updated our projected separate account investment return assumption to the long term investment return as of January 1, 2009. The impact was to fully absorb the actual investment performance through December 31, 2008 into the amortization of deferred policy acquisition cost amortization and the projection of benefits under SOP 03-1 for the guaranteed minimum death benefit (GMDB) and guaranteed minimum income benefit (GMIB) riders. The greatest impact of the unlocking was on the annuity block, where the effects of these adjustments resulted in an overall increase in deferred policy acquisition cost amortization for the annuity block of $116.8 million and an increase in the GMIB and GMDB reserves of $11.3 million and $3.4 million, respectively. The UL/VUL lines had a decrease of $19.9 million to pre-tax net income due to unlocking. For the Traditional Life line the effects of these adjustments resulted in an increase in deferred policy acquisition cost amortization of $32.4 million.

Upon completion of a study during the fourth quarter of 2007, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include lapse experience, investment margins and expenses. In our review to develop the best estimate, we examined our own experience and market conditions. We reflected higher interest earned in the investments, consistent with recent experience. Maintenance expenses were updated and reallocated among various lines of business. Additionally, we updated our system for calculating the SOP 03-1 reserves for guaranteed minimum death benefits, resulting in a release in the benefit reserve and a corresponding increase in deferred policy acquisition cost amortization for the quarter. The effects of these adjustments resulted in an overall $4.3 million pre-tax benefit to net income.

During the fourth quarter of 2006, Life and Annuity segment income benefited from an unlocking of assumptions. The unlocking was driven by revised assumptions for expected mortality, lapse experience, investment margins, and expenses. The effects of the unlocking resulted in an overall $8.2 million pre-tax benefit to net income.


7.   POLICY LIABILITIES AND ACCRUALS

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which ranged from 3.00% to 5.25% as of December 31, 2008, less administrative and mortality charges.

PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 20.1% and 23.0% of the face value of total individual life insurance in force at December 31, 2008 and 2007, respectively.

8.   GOODWILL

GROSS AND NET CARRYING AMOUNTS OF GOODWILL AND                                    YEAR ENDED DECEMBER 31,
OTHER INTANGIBLE ASSETS:                                         ----------------------------------------------------------
($ IN MILLIONS)                                                             2008                           2007
                                                                 ---------------------------    ---------------------------
                                                                     GROSS           NET            GROSS           NET
                                                                 ------------   ------------    ------------   ------------
GOODWILL.....................................................    $       6.8    $       5.2     $       6.8    $       5.2
                                                                 ============   ============    ============   ============

9.   INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

See Note 12 for information on available-for-sale debt and equity securities pledged as collateral.

FAIR VALUE AND COST OF DEBT AND EQUITY SECURITIES:                                 AS OF DECEMBER 31,
($ IN MILLIONS)                                                  ----------------------------------------------------------
                                                                            2008                           2007
                                                                 ---------------------------    ---------------------------
                                                                  FAIR VALUE        COST         FAIR VALUE        COST
                                                                 ------------   ------------    ------------   ------------
U.S. government and agency...................................    $     606.7    $     607.4     $     611.1    $     597.7
State and political subdivision..............................          192.7          195.2           234.3          224.7
Foreign government...........................................          182.5          174.3           197.2          172.0
Corporate....................................................        5,804.4        6,763.2         7,065.1        7,089.4
Mortgage-backed..............................................        2,432.8        2,805.3         2,826.9        2,876.3
Other asset-backed...........................................          596.8          916.1         1,032.2        1,107.2
                                                                 ------------   ------------    ------------   ------------
AVAILABLE-FOR-SALE DEBT SECURITIES...........................    $   9,815.9    $  11,461.5     $  11,966.8    $  12,067.3
                                                                 ============   ============    ============   ============

Amounts applicable to the closed block.......................    $   6,011.4    $   6,796.7     $   6,919.4    $   6,898.1
                                                                 ============   ============    ============   ============

AVAILABLE-FOR-SALE EQUITY SECURITIES.........................    $      25.2    $      24.3     $     191.8    $     159.5
                                                                 ============   ============    ============   ============

Amounts applicable to the closed block.......................    $       9.0    $       9.1     $     134.0    $     109.2
                                                                 ============   ============    ============   ============

UNREALIZED GAINS AND LOSSES FROM                                                   AS OF DECEMBER 31,
GENERAL ACCOUNT SECURITIES:                                      ----------------------------------------------------------
($ IN MILLIONS)                                                             2008                           2007
                                                                 ---------------------------    ---------------------------
                                                                     GAINS         LOSSES           GAINS         LOSSES
                                                                 ------------   ------------    ------------   ------------
U.S. government and agency...................................    $      23.9    $     (24.6)    $      21.6    $      (8.2)
State and political subdivision..............................            4.8           (7.3)           10.9           (1.3)
Foreign government...........................................           11.0           (2.8)           25.3           (0.1)
Corporate....................................................           43.1       (1,001.9)          161.5         (185.8)
Mortgage-backed..............................................           22.1         (394.6)           39.8          (89.2)
Other asset-backed...........................................            3.5         (322.8)            9.7          (84.7)
                                                                 ------------   ------------    ------------   ------------
DEBT SECURITIES GAINS (LOSSES)...............................    $     108.4    $  (1,754.0)    $     268.8    $    (369.3)
                                                                 ============   ============    ============   ============
DEBT SECURITIES NET GAINS (LOSSES)...........................                   $  (1,645.6)                   $    (100.5)
                                                                                ============                   ============

EQUITY SECURITIES GAINS (LOSSES).............................    $       1.1    $      (0.2)    $      37.0    $      (4.7)
                                                                 ============   ============    ============   ============
EQUITY SECURITIES NET GAINS..................................    $       0.9                    $      32.3
                                                                 ============                   ============

AGING OF TEMPORARILY IMPAIRED                                           AS OF DECEMBER 31, 2008
DEBT AND EQUITY SECURITIES:                  -------------------------------------------------------------------------------
($ IN MILLIONS)                                LESS THAN 12 MONTHS       GREATER THAN 12 MONTHS              TOTAL
                                             -------------------------   ------------------------   ------------------------
                                                FAIR       UNREALIZED       FAIR      UNREALIZED       FAIR      UNREALIZED
                                                VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
                                             -----------   -----------   -----------  -----------   -----------  -----------
DEBT SECURITIES
U.S. government and agency................   $     79.8    $     (5.1)   $     33.7   $    (19.5)   $    113.5   $    (24.6)
State and political subdivision...........         37.9          (4.7)         39.3         (2.6)         77.2         (7.3)
Foreign government........................         64.9          (2.8)          1.0         --            65.9         (2.8)
Corporate.................................      2,698.3        (362.6)      1,764.0       (639.3)      4,462.3     (1,001.9)
Mortgage-backed...........................        659.0         (81.9)        722.3       (312.7)      1,381.3       (394.6)
Other asset-backed........................        163.2         (67.5)        354.4       (255.3)        517.6       (322.8)
                                             -----------   -----------   -----------  -----------   -----------  -----------
DEBT SECURITIES...........................   $  3,703.1    $   (524.6)   $  2,914.7   $ (1,229.4)   $  6,617.8   $ (1,754.0)
EQUITY SECURITIES.........................          0.9          (0.2)         --           --             0.9         (0.2)
                                             -----------   -----------   -----------  -----------   -----------  -----------
TOTAL TEMPORARILY IMPAIRED SECURITIES.....   $  3,704.0    $   (524.8)   $  2,914.7   $ (1,229.4)   $  6,618.7   $ (1,754.2)
                                             ===========   ===========   ===========  ===========   ===========  ===========

AMOUNTS INSIDE THE CLOSED BLOCK...........   $  2,353.8    $   (305.9)   $  1,456.0   $   (554.5)   $  3,809.8   $   (860.4)
                                             ===========   ===========   ===========  ===========   ===========  ===========

AMOUNTS OUTSIDE THE CLOSED BLOCK..........   $  1,350.2    $   (218.9)   $  1,458.7   $   (674.9)   $  2,808.9   $   (893.8)
                                             ===========   ===========   ===========  ===========   ===========  ===========

AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE.........   $    145.3    $    (49.9)   $    159.3   $    (94.0)   $    304.6   $   (143.9)
                                             ===========   ===========   ===========  ===========   ===========  ===========
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES...............                 $    (65.2)                $   (197.0)                $   (262.2)
                                                           ===========                ===========                ===========
NUMBER OF SECURITIES......................                    1,654                      1,623                      3,277
                                                           ===========                ===========                ===========

Unrealized losses of below investment grade debt securities outside the Closed Block with a fair value of less than 80% of the securities amortized cost totaled $125.8 million at December 31, 2008 ($39.9 million after offsets for taxes and deferred policy acquisition cost amortization), of which $10.5 million is greater than 20% and over 12 months.

Unrealized losses of below investment grade debt securities held in the Closed Block with a fair value of less than 80% of the securities amortized cost totaled $113.3 million at December 31, 2008 ($32.8 million after offsets for change in policy dividend obligation), of which $12.4 million is greater than 20% and over 12 months.

The securities are considered to be temporarily impaired at December 31, 2008 as each of these securities has performed, and is expected to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

AGING OF TEMPORARILY IMPAIRED                                            AS OF DECEMBER 31, 2007
($ IN MILLIONS)                              -------------------------------------------------------------------------------
                                               LESS THAN 12 MONTHS       GREATER THAN 12 MONTHS              TOTAL
                                             -------------------------   ------------------------   ------------------------
                                                FAIR       UNREALIZED       FAIR      UNREALIZED       FAIR      UNREALIZED
                                                VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
                                             -----------   -----------   -----------  -----------   -----------  -----------
DEBT SECURITIES
U.S. government and agency................   $     12.6    $     (0.7)   $    133.9   $     (7.5)   $    146.5   $     (8.2)
State and political subdivision...........          1.2          --            47.4         (1.3)         48.6         (1.3)
Foreign government........................          0.2          --             8.9         (0.1)          9.1         (0.1)
Corporate.................................      1,064.0         (68.2)      2,240.6       (117.6)      3,304.6       (185.8)
Mortgage-backed...........................        447.7         (35.0)      1,199.9        (54.2)      1,647.6        (89.2)
Other asset-backed........................        539.3         (58.5)        249.8        (26.2)        789.1        (84.7)
                                             -----------   -----------   -----------  -----------   -----------  -----------
DEBT SECURITIES...........................   $  2,065.0    $   (162.4)   $  3,880.5   $   (206.9)   $  5,945.5   $   (369.3)
EQUITY SECURITIES.........................         49.6          (4.7)         --           --            49.6         (4.7)
                                             -----------   -----------   -----------  -----------   -----------  -----------
TOTAL TEMPORARILY IMPAIRED SECURITIES.....   $  2,114.6    $   (167.1)   $  3,880.5   $   (206.9)   $  5,995.1   $   (374.0)
                                             ===========   ===========   ===========  ===========   ===========  ===========

AMOUNTS INSIDE THE CLOSED BLOCK...........   $  1,082.7    $    (85.4)   $  1,880.4   $    (93.0)   $  2,963.1   $   (178.4)
                                             ===========   ===========   ===========  ===========   ===========  ===========

AMOUNTS OUTSIDE THE CLOSED BLOCK..........   $  1,031.9    $    (81.7)   $  2,000.1   $   (113.9)   $  3,032.0   $   (195.6)
                                             ===========   ===========   ===========  ===========   ===========  ===========

AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE.........   $     93.1    $     (4.5)   $    172.1   $    (21.6)   $    265.2   $    (26.1)
                                             ===========   ===========   ===========  ===========   ===========  ===========
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES...............                 $    (25.4)                $    (39.1)                $    (64.5)
                                                           ===========                ===========                ===========
NUMBER OF SECURITIES......................                    1,079                      1,447                      2,526
                                                           ===========                ===========                ===========

Unrealized losses of below investment grade debt securities outside the Closed Block with a fair value of less than 80% of the securities amortized cost totaled $10.6 million at December 31, 2007 ($2.6 million after offsets for taxes and deferred policy acquisition cost amortization). These have been at significant unrealized loss positions on a continuous basis for six months or less.

Unrealized losses of below investment grade debt securities held in the Closed Block with a fair value of less than 80% of the securities amortized cost totaled $10.0 million at December 31, 2007 ($0.0 million after offsets for change in policy dividend obligation). These have been at significant unrealized loss positions on a continuous basis for six months or less.

The securities are considered to be temporarily impaired at December 31, 2007 as each of these securities has performed, and is expected to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

VENTURE CAPITAL PARTNERSHIPS

In October 2005, we entered into an agreement to sell $138.5 million of the venture capital assets held in the open block to an outside party. The first phase of the sale closed in 2005 and the remaining partnerships were sold in the first quarter of 2006. The carrying value of the funds sold in 2005 was $98.8 million (net of a $6.7 million pre-tax realized loss on partnerships to be sold in 2006) and an additional $33.8 million was sold in 2006. A pre-tax realized loss of $13.9 million was recognized in 2005 and a pre-tax gain of $4.2 million was recognized in 2006 upon the completion of the sale.

INVESTMENT ACTIVITY IN VENTURE CAPITAL PARTNERSHIPS:                                     YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                 -------------------------------------------
                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
Contributions................................................................   $      49.5     $      59.5    $      41.8
Equity in earnings of partnerships...........................................          (4.5)           27.0            3.2
Distributions................................................................         (18.3)          (30.0)         (23.8)
Proceeds from sale of partnership interests..................................          --              --            (51.9)
Realized loss on sale of partnership interests...............................          --              --              2.4
                                                                                ------------    ------------   ------------
Change in venture capital partnerships.......................................          26.7            56.5          (28.3)
Venture capital partnership investments, beginning of year...................         173.3           116.8          145.1
                                                                                ------------    ------------   ------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF YEAR.........................   $     200.0     $     173.3    $     116.8
                                                                                ============    ============   ============

AMOUNTS APPLICABLE TO THE CLOSED BLOCK.......................................   $     188.5     $     157.3    $      97.9
                                                                                ============    ============   ============

OTHER INVESTMENTS

OTHER INVESTMENTS:                                                                                  AS OF DECEMBER 31,
($ IN MILLIONS)                                                                                 ---------------------------
                                                                                                    2008           2007
                                                                                                ------------   ------------
Transportation and other equipment leases...................................................    $      52.6    $      57.7
Mezzanine partnerships......................................................................          174.8          151.6
Affordable housing partnerships.............................................................           15.3           17.7
Derivative instruments (Note 13)............................................................          177.7           22.7
Mortgage loans..............................................................................           11.6           15.6
Real estate.................................................................................           42.4           48.1
Other interests.............................................................................           27.5           --
Other partnership interests(1)..............................................................          111.6          119.3
                                                                                                ------------   ------------
OTHER INVESTED ASSETS.......................................................................    $     613.5    $     432.7
                                                                                                ============   ============

Amounts applicable to the closed block......................................................    $     153.3    $     123.7
                                                                                                ============   ============

--------------
(1)  Represents primarily hedge funds and direct equity investments.

STATUTORY DEPOSITS

Pursuant to certain statutory requirements, as of December 31, 2008, our Life Companies had on deposit securities with a fair value of $72.9 million in insurance department special deposit accounts. Our Life Companies are not permitted to remove the securities from these accounts without approval of the regulatory authority.

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

SOURCES OF NET INVESTMENT INCOME:                                                        YEAR ENDED DECEMBER 31,
                                                                                -------------------------------------------
($ IN MILLIONS)                                                                     2008            2007           2006
                                                                                ------------    ------------   ------------
Debt securities..............................................................   $     709.9     $     764.1    $     792.1
Equity securities............................................................           4.3             8.2            7.0
Mortgage loans...............................................................           1.0             1.7            6.2
Venture capital partnerships.................................................          (4.7)           27.0            3.2
Policy loans.................................................................         187.0           179.5          169.3
Other investments............................................................          13.6            43.8           40.0
Other income.................................................................           3.8             8.3           --
Cash and cash equivalents....................................................           6.1            15.2           13.0
                                                                                ------------    ------------   ------------
Total investment income......................................................         921.0         1,047.8        1,030.8
Discontinued operations......................................................          (3.0)           (7.5)          (6.6)
Investment expenses..........................................................         (20.3)          (21.2)         (15.1)
                                                                                ------------    ------------   ------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS...........................         897.7         1,019.1        1,009.1
Debt and equity securities pledged as collateral (Note 12)...................           7.9            15.7           19.0
                                                                                ------------    ------------   ------------
NET INVESTMENT INCOME........................................................   $     905.6     $   1,034.8    $   1,028.1
                                                                                ============    ============   ============

Amounts applicable to the closed block.......................................   $     523.1     $     571.6    $     540.7
                                                                                ============    ============   ============

For 2008, 2007 and 2006, net investment income was lower by $15.7 million, $16.7 million and $12.1 million, respectively, due to non-income producing debt securities. Of these amounts, $10.3 million, $8.8 million and $8.4 million, respectively, related to the closed block.

TYPES OF REALIZED INVESTMENT GAINS (LOSSES):                                             YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                 -------------------------------------------
                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
Debt security impairments....................................................   $    (224.0)    $     (46.4)   $      (7.9)
Equity security impairments..................................................          (2.7)           (0.5)          --
Other invested asset impairments.............................................         (16.0)           (3.9)          --
Debt and equity securities pledged as collateral impairments.................          (2.3)           (0.8)          (1.0)
                                                                                ------------    ------------   ------------
IMPAIRMENT LOSSES............................................................        (245.0)          (51.6)          (8.9)
                                                                                ------------    ------------   ------------
Debt security transaction gains..............................................           8.1            21.9           62.1
Debt security transaction losses.............................................         (17.9)           (9.3)         (20.1)
Equity security transaction gains............................................          13.4            12.5           25.7
Equity security transaction losses...........................................         (42.9)           (3.0)          (3.8)
Mortgage loan transaction gains (losses).....................................          (0.1)            1.4            3.2
Venture capital partnership transaction gains (losses).......................          (3.0)           --              2.4
Affiliate equity security transaction gains..................................          --              13.7           10.4
Real estate transaction gains................................................           2.4             1.6           --
Real estate transaction losses...............................................          --              (0.2)          --
Debt and equity securities pledged as collateral gains.......................           2.2             2.6           --
Debt and equity securities pledged as collateral losses......................          --              (0.8)          --
Other investments transaction gains..........................................          --               8.9            2.9
Other investments transaction losses.........................................          (1.0)           (4.9)          --
                                                                                ------------    ------------   ------------
NET TRANSACTION GAINS (LOSSES)...............................................         (38.8)           44.4           82.8
                                                                                ------------    ------------   ------------
REALIZED GAINS (LOSSES) ON DERIVATIVE ASSETS AND LIABILITIES.................           6.3            (1.0)          (0.1)
                                                                                ------------    ------------   ------------
NET REALIZED INVESTMENT GAINS (LOSSES).......................................   $    (277.5)    $      (8.2)   $      73.8
                                                                                ============    ============   ============

Debt security impairments during 2008 impairment losses or $92.4 million related to residential mortgage-backed securities.

UNREALIZED INVESTMENT GAINS (LOSSES)

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):                          YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                 -------------------------------------------
                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
Debt securities..............................................................   $  (1,545.1)    $    (246.3)   $    (125.9)
Equity securities............................................................         (31.4)            1.2           12.7
Debt and equity securities pledged as collateral.............................          (2.3)          (16.4)          (9.1)
Other investments............................................................          (2.9)           (1.6)          --
                                                                                ------------    ------------   ------------
NET UNREALIZED INVESTMENT LOSSES.............................................   $  (1,581.7)    $    (263.1)   $    (122.3)
                                                                                ============    ============   ============

Net unrealized investment losses.............................................   $  (1,581.7)    $    (263.1)   $    (122.3)
                                                                                ------------    ------------   ------------
Applicable policyholder dividend obligation..................................        (128.0)         (121.5)         (73.8)
Applicable deferred policy acquisition costs.................................        (709.3)          (63.4)         (16.2)
Applicable deferred income tax benefit.......................................        (212.9)          (20.4)          (8.2)
                                                                                ------------    ------------   ------------
Offsets to net unrealized investment losses..................................      (1,050.2)         (205.3)         (98.2)
                                                                                ------------    ------------   ------------
NET UNREALIZED INVESTMENT LOSSES INCLUDED IN
  OTHER COMPREHENSIVE INCOME (NOTE 16).......................................   $    (531.5)    $     (57.8)   $     (24.1)
                                                                                ============    ============   ============

INVESTING CASH FLOWS

INVESTMENT PURCHASES, SALES, REPAYMENTS AND MATURITIES:                                   YEAR ENDED DECEMBER 31,
                                                                                -------------------------------------------
($ IN MILLIONS)                                                                     2008            2007           2006
                                                                                ------------    ------------   ------------
Debt security purchases......................................................   $  (4,740.4)    $  (3,923.2)   $  (4,451.0)
Equity security purchases....................................................         (85.2)          (76.6)         (54.9)
Venture capital partnership investments......................................         (49.5)          (60.0)         (41.8)
Other invested asset purchases...............................................        (450.3)         (159.7)         (88.5)
Policy loan advances, net....................................................        (155.1)          (58.5)         (77.0)
                                                                                ------------    ------------   ------------
INVESTMENT PURCHASES.........................................................   $  (5,480.5)    $  (4,278.0)   $  (4,713.2)
                                                                                ============    ============   ============

Debt securities sales........................................................   $   3,910.4     $   2,929.8    $   3,653.6
Debt securities maturities and repayments....................................       1,179.3         1,370.3        1,580.6
Equity security sales........................................................         172.1            68.6           87.4
Mortgage loan maturities and principal repayments............................           3.9            57.7           60.3
Venture capital partnership capital distributions............................          18.3            30.0           75.7
Real estate and other invested assets sales..................................         439.7           118.4          103.7
                                                                                ------------    ------------   ------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..................................   $   5,723.7     $   4,574.8    $   5,561.3
                                                                                ============    ============   ============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2008 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended December 31, 2008.

MATURITIES OF DEBT SECURITIES:                                                                                 MATURITIES AT
($ IN MILLIONS)                                                                                                 FAIR VALUE
                                                                                                               ------------
Due in one year or less.....................................................................................   $     528.8
Due after one year through five years.......................................................................       1,975.8
Due after five years through ten years......................................................................       2,619.6
Due after ten years.........................................................................................       4,691.7
                                                                                                               ------------
TOTAL.......................................................................................................   $   9,815.9
                                                                                                               ============

ISSUER AND COUNTERPARTY CREDIT EXPOSURE

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivatives contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Maximum exposure to an issuer or derivatives counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. We have an overall limit on below investment grade rated issuer exposure. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher.

As of December 31, 2008, we held derivatives with a fair value of $175.9 million. Derivative credit exposure was diversified with seven different counterparties. The debt security exposure of these issuers was $141.9 million. Our maximum amount of loss due to credit risk with these issuers was $317.8 million. See Note 13 to these financial statements for more information regarding derivatives.


10.  FINANCING ACTIVITIES

INDEBTEDNESS

INDEBTEDNESS:                                                                       AS OF DECEMBER 31,
($ IN MILLIONS)                                                  ----------------------------------------------------------
                                                                             2008                           2007
                                                                 ---------------------------    ---------------------------
                                                                  CARRYING         FAIR          CARRYING         FAIR
                                                                    VALUE          VALUE           VALUE          VALUE
                                                                 ------------   ------------    ------------   ------------
7.15% surplus notes..........................................    $     174.1    $     133.5     $     174.0    $     179.6
                                                                 ------------   ------------    ------------   ------------
TOTAL INDEBTEDNESS...........................................    $     174.1    $     133.5     $     174.0    $     179.6
                                                                 ============   ============    ============   ============

Our 7.15% surplus notes are due December 15, 2034. The carrying value of the 2034 notes is net of $0.9 million of unamortized original issue discount. Interest payments are at an annual rate of 7.15%, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York Insurance Law. The notes may be redeemed at our option at any time at the "make-whole" redemption price set forth in the offering circular. New York Insurance Law provides that the notes are not part of our legal liabilities.

At December 31, 2008, Phoenix Life (together with The Phoenix Companies, Inc., the "Borrowers") had a $100 million unsecured senior revolving credit facility. Potential borrowers on the credit line were The Phoenix Companies, Inc. and Phoenix Life. The Phoenix Companies unconditionally guaranteed any loans under the facility to Phoenix Life. Base rate loans bore interest at the greater of Wachovia Bank, National Association's prime commercial rate or the federal funds rate plus 0.50%. Eurodollar rate loans bore interest at LIBOR plus an applicable percentage based on our Standard & Poor's and Moody's ratings. As of December 31, 2008, there were no borrowings on the credit facility.

The credit facility contained covenants that required us at all times to maintain a minimum level of consolidated stockholders' equity, based on GAAP standards in effect on June 6, 2006 and a maximum consolidated debt-to-capital ratio of 30%. In addition, Phoenix Life was required to maintain a minimum risk-based capital ratio of 325% and a minimum A.M. Best financial strength rating of "A-". Borrowings under the facility were not conditioned on the absence of a material adverse change.

On March 10, 2009, Phoenix Life's A. M. Best financial strength rating was downgraded from A to B++. Accordingly, on March 12, 2009, Phoenix gave notice that it was terminating the Credit Facility effective as of March 13, 2009.

Prior to the spin-off of our investment management business, Virtus Investment Partners, Inc. (Virtus) by The Phoenix Companies on December 31, 2008, Phoenix Life held an inter-company note receivable from Virtus, with a remaining principal balance of $33 million. In connection with the spin-off, Virtus repaid $13 million in principal and issued to Phoenix Life a new $20 million secured note to replace the $20 million remaining principal balance on the old note. The new note was issued at a market rate of interest and other arms-length terms and is scheduled to be repaid by December 31, 2010.

INTEREST EXPENSE ON INDEBTEDNESS:                                                        YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                 -------------------------------------------
                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
INTEREST EXPENSE INCURRED....................................................   $      12.5     $      12.4    $      14.5
                                                                                ============    ============   ============
INTEREST PAID................................................................   $      12.5     $      12.5    $      14.6
                                                                                ============    ============   ============

11.  SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in insurance, investment management and product fees. In 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

Many of our variable contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described in the footnotes to the table below. We currently cede to reinsurers a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

o Liabilities associated with the guaranteed minimum death benefit (GMDB) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.
o        Liabilities associated with the guaranteed minimum income benefit
         (GMIB) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB and GMIB, 200 stochastically generated scenarios were used.

SEPARATE ACCOUNT INVESTMENTS OF ACCOUNT BALANCES OF CONTRACTS WITH GUARANTEES:                      AS OF DECEMBER 31,
($ IN MILLIONS)                                                                                 ---------------------------
                                                                                                    2008           2007
                                                                                                ------------   ------------
Debt securities.............................................................................    $     619.8    $     736.7
Equity funds................................................................................        1,810.1        2,895.4
Other.......................................................................................          135.7          103.9
                                                                                                ------------   ------------
TOTAL.......................................................................................    $   2,565.6    $   3,736.0
                                                                                                ============   ============

11. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

CHANGES IN GUARANTEED LIABILITY BALANCES:                                                                YEAR ENDED
(NET OF REINSURANCE RECOVERABLES)                                                                    DECEMBER 31, 2008
($ IN MILLIONS)                                                                                 ---------------------------
                                                                                                   ANNUITY        ANNUITY
                                                                                                   GMDB(1)         GMIB
                                                                                                ------------   ------------
Liability balance as of January 1, 2008.....................................................    $       3.2    $       5.9
Incurred....................................................................................           11.7           16.2
Paid........................................................................................           (5.0)          --
                                                                                                ------------   ------------
LIABILITY BALANCE AS OF DECEMBER 31, 2008...................................................    $       9.9    $      22.1
                                                                                                ============   ============

CHANGES IN GUARANTEED LIABILITY BALANCES:                                                                YEAR ENDED
(NET OF REINSURANCE RECOVERABLES)                                                                    DECEMBER 31, 2007
                                                                                                ---------------------------
$ IN MILLIONS)                                                                                    ANNUITY        ANNUITY
                                                                                                   GMDB(1)         GMIB
                                                                                                ------------   ------------
Liability balance as of January 1, 2007.....................................................    $      32.2    $       3.7
Incurred....................................................................................          (26.3)           2.2
Paid........................................................................................           (2.7)          --
                                                                                                ------------   ------------
LIABILITY BALANCE AS OF DECEMBER 31, 2007...................................................    $       3.2    $       5.9
                                                                                                ============   ============

CHANGES IN GUARANTEED LIABILITY BALANCES:                                                                YEAR ENDED
($ IN MILLIONS)                                                                                      DECEMBER 31, 2006
                                                                                                ---------------------------
                                                                                                  ANNUITY        ANNUITY
                                                                                                  GMDB(1)         GMIB
                                                                                                ------------   ------------
Liability balance as of January 1, 2006                                                         $      32.7    $       2.5
Incurred                                                                                                3.2            1.2
Paid                                                                                                   (3.7)            --
                                                                                                ------------   ------------
LIABILITY BALANCE AS OF DECEMBER 31, 2006                                                       $      32.2    $       3.7
                                                                                                ------------   ------------

--------------
(1) The reinsurance recoverable asset related to the GMDB was $0.0 million, $1.4 million and $21.5 million as of December 31, 2008, 2007 and 2006, respectively.


The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in Policy benefits, excluding policyholder dividends, on our statement of operations. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit (GMWB), a guaranteed minimum accumulation benefit (GMAB) and a guaranteed pay-out annuity floor (GPAF).

The GMWB rider guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, we have introduced a feature for these contracts, beginning in the fourth quarter of 2005, that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The Combination Rider includes the GMAB and GMWB riders as well as the GMDB rider at the policyholder's option.

11. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

The GMWB, GMAB and GPAF represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB and GPAF obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

As of December 31, 2008 and 2007, there was no reinsurance of the aggregate account value with the GMWB, GMAB and GPAF features. In order to minimize the volatility associated with the unreinsured liabilities, we have established an alternative risk management strategy. We began hedging our GMAB exposure in 2006 and GMWB exposure during fourth quarter 2007 using equity options, equity futures, swaps and swaptions. These investments are included in other invested assets on our balance sheet. Embedded derivative liabilities for GMWB, GMAB and GPAF are shown in the shown in the table below. Benefit payments made for the GMWB, GMAB and GPAF during 2008 or 2007 were immaterial.

EMBEDDED DERIVATIVE LIABILITIES:                                                                    AS OF DECEMBER 31,
($ IN MILLIONS)                                                                                 ---------------------------
                                                                                                    2008           2007
                                                                                                ------------   ------------
GMWB                                                                                            $      63.7    $      (1.5)
GMAB                                                                                                   52.8            1.8
GPAF                                                                                                    2.0            1.7
                                                                                                ------------   ------------
TOTAL EMBEDDED DERIVATIVES                                                                      $     118.5    $       2.0
                                                                                                ------------   ------------

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

ADDITIONAL INSURANCE BENEFITS:                                                                   NET AMOUNT      AVERAGE
($ IN MILLIONS)                                                            ACCOUNT             AT RISK AFTER   ATTAINED AGE
                                                                            VALUE               REINSURANCE    OF ANNUITANT
                                                                        ---------------         ------------   ------------
GMDB return of premium..............................................    $      1,069.4          $     184.6             60
GMDB step up........................................................           1,438.8                509.4             60
GMDB earnings enhancement benefit (EEB).............................              50.1                  7.3             60
GMDB greater of annual step up and roll up..........................              28.1                 15.2             63
                                                                        ---------------         ------------
TOTAL GMDB AT DECEMBER 31, 2008.....................................    $      2,586.4          $     716.5
                                                                        ===============         ============

Combination Rider...................................................    $          5.3                                  59
GMIB                                                                             335.6                                  55
GMAB................................................................             464.1                                  60
GMWB................................................................             413.2                                  60
GPAF................................................................              18.5                                  75
                                                                        ---------------
TOTAL AT DECEMBER 31, 2008..........................................    $      1,236.7
                                                                        ===============

With the return of premium, the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

11. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

With the EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With the greater of annual step up and annual roll up, the death benefit is the greater of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2008 and 2007, we held additional universal life benefit reserves of $68.0 million and $34.7 million, respectively.


12.  INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED
     OBLIGATIONS

We are involved with various collateralized obligation trusts in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. The collateralized obligation trusts reside in bankruptcy remote special purpose entities (SPEs) for which we provide neither recourse nor guarantees. We consolidated two collateralized obligation trusts as of December 31, 2008, 2007 and 2006. As of December 31, 2008, we had no direct investment in the two consolidated collateralized obligation trusts. We earned investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest of $0.4 million, $0.5 million and $0.7 million for the years ended December 31, 2008, 2007 and 2006, respectively, related to these consolidated obligation trusts.

FAIR VALUE AND COST OF  DEBT AND EQUITY SECURITIES                                   AS OF DECEMBER 31,
PLEDGED AS COLLATERAL:                                           ----------------------------------------------------------
($ IN MILLIONS)                                                             2008                           2007
                                                                 ---------------------------    ---------------------------
                                                                  FAIR VALUE        COST         FAIR VALUE        COST
                                                                 ------------   ------------    ------------   ------------
Debt securities pledged as collateral........................    $     148.0    $     150.5     $     219.1    $     219.3
Equity securities pledged as collateral......................           --              0.1            --              0.1
                                                                 ------------   ------------    ------------   ------------
TOTAL DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL.......    $     148.0    $     150.6     $     219.1    $     219.4
                                                                 ============   ============    ============   ============

Cash and accrued investment income of $8.4 million and $13.4 million at December 31, 2008 and 2007, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $240.1 million and $307.2 million at December 31, 2008 and 2007, respectively, and non-recourse derivative cash flow hedge liability of $5.1 million (notional amount of $170.7 million with a maturity of June 1, 2009) and $10.7 million (notional amount of $211.1 million with a maturity of June 1, 2009) at December 31, 2008 and 2007, respectively.

12. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS (CONTINUED)

GROSS AND NET UNREALIZED GAINS AND LOSSES FROM                                       AS OF DECEMBER 31,
DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL:                ----------------------------------------------------------
($ IN MILLIONS)                                                             2008                           2007
                                                                 ---------------------------    ---------------------------
                                                                     GAINS         LOSSES           GAINS         LOSSES
                                                                 ------------   ------------    ------------   ------------
Debt securities pledged as collateral........................    $      11.0    $     (13.5)    $      29.0    $     (29.2)
Equity securities pledged as collateral......................           --             (0.1)           --             (0.1)
                                                                 ------------   ------------    ------------   ------------
TOTAL........................................................    $      11.0    $     (13.6)    $      29.0    $     (29.3)
                                                                 ============   ============    ============   ============
NET UNREALIZED LOSSES........................................                   $      (2.6)                   $      (0.3)
                                                                                ============                   ============

AGING OF TEMPORARILY IMPAIRED DEBT AND                                   AS OF DECEMBER 31, 2008
EQUITY SECURITIES PLEDGED AS COLLATERAL:      -----------------------------------------------------------------------------
($ IN MILLIONS)                                  LESS THAN 12 MONTHS      GREATER THAN 12 MONTHS             TOTAL
                                              ------------------------   ------------------------  ------------------------
                                                  FAIR      UNREALIZED       FAIR      UNREALIZED      FAIR      UNREALIZED
                                                  VALUE       LOSSES        VALUE        LOSSES       VALUE        LOSSES
                                              -----------  -----------   -----------  -----------  -----------  -----------
Corporate..................................   $     11.8   $     (1.4)   $     --     $     (0.1)  $     11.8   $     (1.5)
Mortgage-backed............................         17.3         (3.0)          8.1         (3.6)        25.4         (6.6)
Other asset-backed.........................          9.5         (2.8)          2.0         (2.6)        11.5         (5.4)
                                              -----------  -----------   -----------  -----------  -----------  -----------
DEBT SECURITIES............................   $     38.6   $     (7.2)   $     10.1   $     (6.3)  $     48.7   $    (13.5)
EQUITY SECURITIES PLEDGED AS COLLATERAL....         --           --            --           (0.1)        --           (0.1)
                                              -----------  -----------   -----------  -----------  -----------  -----------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL....................   $     38.6   $     (7.2)   $     10.1   $     (6.4)  $     48.7   $    (13.6)
                                              ===========  ===========   ===========  ===========  ===========  ===========

Gross unrealized losses on debt securities with a fair value less than 80% of the security's amortized cost totaled $9.9 million at December 31, 2008. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2008.

MATURITIES OF DEBT SECURITIES PLEDGED AS COLLATERAL:                                                               FAIR
($ IN MILLIONS)                                                                                       COST         VALUE
                                                                                                   -----------  -----------
Due in one year or less.....................................................................       $     11.0   $     11.7
Due after one year through five years.......................................................              9.3          8.7
Due after five years through ten years......................................................             20.4         15.6
Due after ten years.........................................................................            109.8        112.0
                                                                                                   -----------  -----------
TOTAL DEBT SECURITIES.......................................................................       $    150.5   $    148.0
                                                                                                   ===========  ===========

The amount of collateralized debt obligation-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2008, 2007 and 2006 was $0.3 million, $0.8 million and $0.3 million, respectively. See Note 9 to these financial statements for information on realized investment losses related to these collateralized debt obligations.

EFFECT OF CONSOLIDATION OF                                                                      AS OF AND FOR THE
COLLATERALIZED OBLIGATION TRUSTS:                                                            YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                       -------------------------------------
                                                                                         2008          2007        2006
                                                                                      -----------  -----------  -----------
INCREASE (DECREASE) IN NET INCOME................................................     $     (4.2)  $      1.0   $     (1.0)
                                                                                      ===========  ===========  ===========
REDUCTION TO STOCKHOLDERS' EQUITY................................................     $    (88.8)  $    (85.4)  $    (71.2)
                                                                                      ===========  ===========  ===========

12. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS (CONTINUED)

The above non-cash credits (charges) to net income (loss) and stockholders' equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2012 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.


13.  DERIVATIVE INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

DERIVATIVE INSTRUMENTS HELD IN                                                             AS OF DECEMBER 31,
GENERAL ACCOUNT:                                                         ------------------------------------------------------
($ IN MILLIONS)                                                                    2008                         2007
                                                                         --------------------------  --------------------------
                                               NOTIONAL
                                                AMOUNT       MATURITY        ASSET      LIABILITY        ASSET       LIABILITY
                                              -----------  -----------   ------------  ------------  ------------  ------------
INTEREST RATE SWAPS.......................    $     194.0   2018-2019    $      28.6   $       1.6   $       0.2   $       0.2
CROSS CURRENCY SWAPS......................           35.0   2012-2016            5.4           0.2          --             2.9
SWAPTIONS.................................          356.0     2011              37.5          --            --            --
PUT OPTIONS...............................          357.0   2018-2023           73.1          --            21.5          --
CALL OPTIONS..............................           24.0     2009               1.2          --             0.5          --
FUTURES CONTRACTS.........................          214.0     2009              31.9          --             0.5          --
                                              -----------                ------------  ------------  ------------  ------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS.........    $   1,180.0                $     177.7   $       1.8   $      22.7   $       3.1
                                              ===========                ============  ============  ============  ============

INTEREST RATE SWAPS

We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. These interest rate swaps do not qualify for hedge accounting treatment and are stated at fair value (market value) with their change in valuation reported in net realized capital gains/losses.

INTEREST RATE OPTIONS

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our inforce liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

CROSS CURRENCY SWAPS

We use cross currency swaps to hedge against market risks from changes in foreign currency exchange rates. Currency swaps are used to swap bond asset cash flows denominated in a foreign currency back to U.S. dollars. Under foreign currency swaps, we agree with another party (referred to as the counterparty) to exchange principal and periodic interest payments denominated in foreign currency for payments in U.S. dollars. Counterparties to such financial instruments expose us to credit-related losses in the event of nonperformance, but we do not expect any counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of cross currency swaps is the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

EXCHANGE TRADED FUTURE CONTRACTS

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

EQUITY INDEX OPTIONS
We use the following to hedge against market risks from changes in volatility, interest rates, and equity indices associated with our Life and Annuity products:

     o Equity index options, such as S&P 500 puts for the variable annuity guaranteed minimum living benefit (GMAB/GMWB) rider liabilities;

     o Equity index options, such as S&P 500 European calls for the Equity Index Universal Life (EIUL); and

     o Equity index options, such as S&P European, Asian and Binary calls for the Equity Index Annuity (EIA).

An equity index put option affords us the right to sell a specified equity index at the established price determined at the time the instrument was purchased. We may use short-dated options, which are traded on exchanges or use long-dated over-the-counter options, which require entering into an agreement with another party (referred to as the counterparty).

An equity index call option affords us the right to buy a specified equity index at the established price determined at the time the instrument was purchased. We used exact-dated options, which are traded over-the-counter with another party (referred to as the counterparty) to closely replicate the option payoff profile embedded in EIA and EIUL liabilities.

We are exposed to credit-related losses in the event of nonperformance by counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of equity index options is the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.


14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 157, "Fair Value Measurements" (SFAS 157), defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

SFAS 157 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels, from highest to lowest, are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds, mortgage products, exchange-traded equities and exchange-traded corporate debt.
Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include certain collateralized mortgage and debt obligations and certain high-yield debt securities.
Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement. Securities classified within Level 3 include broker quoted investments, certain residual interests in securitizations and other less liquid securities. Most valuations that are based on brokers' prices are classified as Level 3 due to a lack of transparency in the process they use to develop prices.

A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the financial instruments carried at fair value as of December 31, 2008, by SFAS 157 valuation hierarchy (as described above).

FAIR VALUES OF FINANCIAL INSTRUMENTS BY LEVEL:                                     AS OF DECEMBER 31, 2008
($ IN MILLIONS)                                                  ----------------------------------------------------------
                                                                    LEVEL 1        LEVEL 2         LEVEL 3         TOTAL
                                                                 ------------   ------------    ------------   ------------
ASSETS
Available-for-sale debt securities                               $     224.4    $   8,688.1     $     942.4    $   9,854.9
Available-for-sale equity securities                                     0.8            1.0            23.4           25.2
Derivative assets                                                       --            177.7            --            177.7
Separate account assets                                              7,259.9          610.3            60.0        7,930.2
Debt and equity securities pledged as collateral                        --            139.2             8.8          148.0
Fair value option investments                                           --             34.4            --             34.4
                                                                 ------------   ------------    ------------   ------------
TOTAL ASSETS                                                     $   7,485.1    $   9,650.7     $   1,034.6    $  18,170.4
                                                                 ============   ============    ============   ============
LIABILITIES
Derivative liabilities                                           $      --      $       1.8     $     118.5    $     120.3
                                                                 ------------   ------------    ------------   ------------
TOTAL LIABILITIES                                                $      --      $       1.8     $     118.5    $     120.3
                                                                 ============   ============    ============   ============
CARRYING AMOUNTS AND ESTIMATED FAIR VALUES OF                                        AS OF DECEMBER 31,
FINANCIAL INSTRUMENTS:                                           ----------------------------------------------------------
($ IN MILLIONS)                                                              2008                           2007
                                                                 ---------------------------    ---------------------------
                                                                  CARRYING         FAIR          CARRYING         FAIR
                                                                    VALUE          VALUE           VALUE          VALUE
                                                                 ------------   ------------    ------------   ------------
Cash and cash equivalents....................................    $     340.1    $     340.1     $     366.8    $     366.8
Available-for-sale debt securities (Note 9)..................        9,815.9        9,815.9        11,966.8       11,966.8
Available-for-sale equity securities (Note 9)................           25.2           25.2           191.8          191.8
Mortgage loans (Note 9)......................................           11.6           11.1            15.6           14.3
Debt and equity securities pledged as collateral (Note 12)...          148.0          148.0           219.1          219.1
Derivative financial instruments.............................          177.7          177.7            22.7           22.7
                                                                 ------------   ------------    ------------   ------------
FINANCIAL ASSETS.............................................    $  10,518.5    $  10,518.0     $  12,782.8    $  12,781.5
                                                                 ============   ============    ============   ============

Investment contracts.........................................    $   1,616.6    $   1,627.3     $   1,808.9    $   1,803.9
Non-recourse collateralized obligations (Note 12)............          245.2          156.4           317.9          232.5
Indebtedness (Note 10).......................................          174.1          133.5           174.0          179.6
Derivative financial instruments.............................            1.8            1.8             3.1            3.1
                                                                 ------------   ------------    ------------   ------------
FINANCIAL LIABILITIES........................................    $   2,037.7    $   1,919.0     $   2,303.9    $   2,219.1
                                                                 ============   ============    ============   ============

Available-for-sale debt securities are reported net of $39.0 million of investments included in other assets on our balance sheet because they are allocated to discontinued reinsurance operations. See Note 16 to these financial statements for further information.

Fair value option investments also include a structured loan asset valued at $34.4 million as of December 31, 2008. We elected to apply the fair value option to this note at the time of its acquisition. We purchased the note to obtain principal protection without sacrificing earnings potential. Election of the fair value option allows current earnings recognition and is more consistent with management's view of the security's underlying economics.

We have an established process for determining fair values. Fair value is based upon quoted market prices, where available. If listed prices or quotes are not available, fair value is based upon internally developed models that use primarily market-based or independently-sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time. The majority of the valuations of Level 3 assets were internally calculated or obtained from independent third-party broker quotes.

Following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value, whether as a result of the adoption of SFAS 159 or previously carried at fair value.

STRUCTURED ASSETS

To determine fair values for certain structured, collateralized loan obligations
(CLO) and collateralized debt obligation (CDO) assets for which current pricing indications either do not exist, or are based on inactive markets or sparse transactions, we utilize the following method.

For CLO and CDO assets, fair value was determined based on projected cash flows under default, recovery, collateral prepayment, and reinvestment spread assumptions which reflect the underlying collateral's actual default experience, collateral performance, assessment of the collateral manager's ability to actively manage and effect portfolio credit decisions, 12-month trailing credit migration trends in the bank loan and corporate debt markets, and historical studies, where available. An appropriate discount rate was then applied, determined by using a rate composed of the current U.S. treasury rate, plus a current net credit spread derived from corporate bonds with the same credit rating, plus an additional spread for liquidity and structure relative to active markets, based on average life, and credit rating. In addition to the level of implied liquidity spreads embedded in broker pricing indications, current AAA-rated CLO spreads and normalized liquidity spreads by rating, we also gave consideration to deal-specific characteristics, such as rating stability, credit subordination, collateral performance tests, collateral composition, collateral manager and default scenario sensitivity testing results to show adequate cushion against emergence of future losses. Approximately $134.1 million of debt securities, or 1.0% of our general account portfolio, was priced in accordance with this methodology.

DERIVATIVES

Exchange-traded derivatives valued using quoted prices are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange; therefore, the majority of our derivative positions are valued using internally developed models that use as their basis readily observable market parameters and are classified within Level 2 of the valuation hierarchy. Such derivatives include basic interest rate swaps, options and credit default swaps.

Fair values for over-the-counter (OTC) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty's credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the consolidated financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we will continually refine our pricing models to correlate more closely to the market risk of these instruments.

RETAINED INTEREST IN SECURITIZATION

Retained interests in securitizations do not trade in an active, open market with readily observable prices. Accordingly, we estimate the fair value of certain retained interests in securitizations using discounted cash flow (DCF) models.

For certain other retained interests in securitizations (such as interest-only strips), a single interest rate path DCF model is used and generally includes assumptions based upon projected finance charges related to the securitized assets, estimated net credit losses, prepayment assumptions and contractual interest paid to third-party investors. Changes in the assumptions used may have a significant impact on our valuation of retained interests and such interests are therefore typically classified within Level 3 of the valuation hierarchy.

We compare the fair value estimates and assumptions to observable market data where available and to recent market activity and actual portfolio experience.

PRIVATE EQUITY INVESTMENTS

The valuation of nonpublic private equity investments requires significant management judgment due to the absence of quoted market prices, inherent lack of liquidity and the long-term nature of such assets. Private equity investments are valued initially based upon transaction price. The carrying values of private equity investments are adjusted either upwards or downwards from the transaction price to reflect expected exit values as evidenced by financing and sale transactions with third parties, or when determination of a valuation adjustment is confirmed through ongoing reviews by senior investment managers. A variety of factors are reviewed and monitored to assess positive and negative changes in valuation including, but not limited to, current operating performance and future expectations of the particular investment, industry valuations of comparable public companies, changes in market outlook and the third-party financing environment over time. In determining valuation adjustments resulting from the investment review process, emphasis is placed on current company performance and market conditions. Private equity investments are included in Level 3 of the valuation hierarchy.

Private equity investments may also include publicly held equity securities, generally obtained through the initial public offering of privately held equity investments. Such securities are marked-to-market at the quoted public value less adjustments for regulatory or contractual sales restrictions. Discounts for restrictions are quantified by analyzing the length of the restriction period and the volatility of the equity security.

BENEFICIAL INTERESTS ISSUED BY CONSOLIDATED VARIABLE INTEREST ENTITIES (VIES)

The fair value of beneficial interests issued by consolidated VIEs (beneficial interests) is estimated based upon the fair value of the underlying assets held by the VIEs. The valuation of beneficial interests does not include an adjustment to reflect our credit quality as the holders of these beneficial interests do not have recourse to our general credit. As the inputs into the valuation are generally based upon readily observable pricing information, the majority of beneficial interests used by consolidated VIEs are classified within Level 2 of the valuation hierarchy.

SEPARATE ACCOUNTS

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security and short-term investments of the Company. Mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2.

FAIR VALUE OF INVESTMENT CONTRACTS

For purposes of fair value disclosures, we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

VALUATION OF EMBEDDED DERIVATIVES

Embedded derivatives are guarantees that we make on certain variable annuity contracts, including GMAB and GMWB. These embedded derivatives are fair valued using a risk neutral stochastic valuation methodology. The inputs to our fair value methodology include information derived from the asset derivatives market, including the volatility surface and the swap curve. Several additional inputs are not obtained from independent sources, but instead reflect our own assumptions about what market participants would use in pricing the contracts. These inputs are therefore considered "unobservable" and fall into Level 3 of the fair value hierarchy. These inputs include mortality rates, lapse rates and policyholder behavior assumptions. Because there are significant Level 3 inputs included in our fair value methodology for these embedded derivative liabilities, we consider the above-described methodology as a whole to be Level 3.

SFAS 157 requires a Credit Standing Adjustment. The Credit Standing Adjustment reflects the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (nonperformance risk). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the Credit Standing Adjustment by applying an average credit spread for companies similar to Phoenix when discounting the rider cash flows for calculation of the liability. This average credit spread is recalculated every quarter and so the fair value will change with the passage of time even in the absence of any other changes that affect the valuation.

LEVEL 3 FINANCIAL ASSETS AND LIABILITIES

The following table sets forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. As required by SFAS 157, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. For example, a hypothetical derivative contract with Level 1, Level 2 and significant Level 3 inputs would be classified as a Level 3 financial instrument in its entirety. Subsequently, even if only Level 1 and Level 2 inputs are adjusted, the resulting gain or loss is classified as Level 3. Further, Level 3 instruments are frequently hedged with instruments that are classified as Level 1 or Level 2 and, accordingly, gains or losses reported as Level 3 in the table below may be offset by gains or losses attributable to instruments classified in Level 1 or 2 of the fair value hierarchy.

LEVEL 3 FINANCIAL ASSETS AND LIABILITIES:                                                         YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                                 ---------------------------
                                                                                                           2008
                                                                                                ---------------------------
                                                                                                   ASSETS      LIABILITIES
                                                                                                ------------   ------------
Balance, beginning of year                                                                      $   1,518.9    $      (2.0)
Purchases/(sales), net                                                                               (171.8)          --
Net transfers                                                                                         104.7           --
Realized gains (losses)                                                                               (77.2)        (116.5)
Unrealized gains (losses) included in  other comprehensive income (loss)                             (342.6)          --
Amortization/accretion                                                                                  2.6           --
                                                                                                ------------   ------------
BALANCE, END OF YEAR                                                                            $   1,034.6    $    (118.5)
                                                                                                ============   ============
PORTION OF GAIN (LOSS) INCLUDED IN NET INCOME RELATING TO THOSE ASSETS/LIABILITIES STILL HELD   $    (140.0)   $    (116.5)
                                                                                                ============   ============

15.  INCOME TAXES

ALLOCATION OF INCOME TAXES:                                                               YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                 -------------------------------------------
                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
Income taxes (benefit) applicable to:
  Current....................................................................   $      59.8     $       5.1    $      26.1
  Deferred...................................................................        (151.3)           33.6           44.6
                                                                                ------------    ------------   ------------
  Continuing operations......................................................         (91.5)           38.7           70.7
  Discontinued operations....................................................          --              (1.5)           0.6
                                                                                ------------    ------------   ------------
INCOME TAXES APPLICABLE TO NET INCOME (LOSS).................................         (91.5)           37.2           71.3
Other comprehensive loss.....................................................        (210.5)          (20.7)          (8.2)
                                                                                ------------    ------------   ------------
INCOME TAXES APPLICABLE TO COMPREHENSIVE INCOME (LOSS).......................   $    (302.0)    $      16.5    $      63.1
                                                                                ============    ============   ============

INCOME TAXES PAID............................................................   $       6.0     $      17.7    $      14.5
                                                                                ============    ============   ============

EFFECTIVE INCOME TAX RATE:                                                                YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                                                                 -------------------------------------------
                                                                                    2008            2007           2006
                                                                                ------------    ------------   ------------
Income (loss) from continuing operations before income taxes
  and minority interest......................................................   $    (229.5)    $     181.4    $     218.7
                                                                                ------------    ------------   ------------
Income taxes at statutory rate of 35.0%......................................         (80.3)           63.5           76.9
Dividends received deduction.................................................          (4.8)           (4.3)          (3.1)
Low income housing tax credit................................................          (3.5)           (4.1)          (4.6)
Valuation allowance release..................................................          --             (11.0)          --
Realized losses (gains) on available-for-sale securities pledged as collateral          1.5            (0.4)           0.3
State income tax expense.....................................................           2.2            --             --
Tax interest.................................................................           0.2            --             --
FIN 48 decrease..............................................................          (6.5)           (2.0)          --
Other, net...................................................................          (0.3)           (3.0)           1.2
                                                                                ------------    ------------   ------------
INCOME TAX EXPENSE (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS.............   $     (91.5)    $      38.7    $      70.7
                                                                                ============    ============   ============
EFFECTIVE INCOME TAX RATES...................................................       39.9%           21.3%          32.4%
                                                                                ============    ============   ============

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY DIFFERENCES:                                      YEAR ENDED
($ IN MILLIONS)                                                                                         DECEMBER 31,
                                                                                                ---------------------------
                                                                                                    2008           2007
                                                                                                ------------   ------------
Deferred income tax assets:
Future policyholder benefits................................................................    $     330.1    $     346.3
Unearned premiums...........................................................................          108.8          104.5
Employee benefits...........................................................................           49.6           53.3
Investments.................................................................................          266.8           --
Net operating and capital loss carryover benefits...........................................           27.1           21.2
Foreign tax credits carryover benefits......................................................           13.4           12.6
General business credits....................................................................           33.0           29.8
Other.......................................................................................            0.3            3.2
Valuation allowance.........................................................................          (46.1)          (1.1)
                                                                                                ------------   ------------
GROSS DEFERRED INCOME TAX ASSETS............................................................          783.0          569.8
                                                                                                ------------   ------------
Deferred tax liabilities:
Deferred policy acquisition costs...........................................................         (498.6)        (526.6)
Investments.................................................................................           --           (111.3)
Other.......................................................................................           --             (8.7)
                                                                                                ------------   ------------
GROSS DEFERRED INCOME TAX LIABILITIES.......................................................         (498.6)        (646.6)
                                                                                                ------------   ------------
DEFERRED INCOME TAX LIABILITIES.............................................................    $     284.4    $     (76.8)
                                                                                                ============   ============

We are included in the consolidated federal income tax return filed by The Phoenix Companies and are party to a tax sharing agreement by and among The Phoenix Companies and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits used to offset a tax liability of the consolidated group will be provided to the extent such loss or credit is utilized in the consolidated federal tax return.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (IRS) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

As of December 31, 2008, we had deferred tax assets of $13.1 million and $13.9 million related to net operating and capital losses, respectively, for federal income tax purposes and $0.1 million for state net operating losses. The related federal net operating losses of $37.4 million are scheduled to expire between the years 2019 and 2028. The federal capital losses of $39.7 million are scheduled to expire in 2010 and 2012. The state net operating losses of $1.0 million related to the non-life subgroup are scheduled to expire between 2023 and 2027. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, we established a $0.1 million and $1.1 million valuation allowance at the end of 2008 and 2007, respectively, relative to the state deferred tax assets.

As of December 31, 2008, we had deferred income tax assets of $33.0 million related to general business tax credit carryovers, which are expected to expire between the years 2022 and 2028.

As of December 31, 2008, we had deferred income tax assets of $13.4 million related to foreign tax credit carryovers, which are expected to expire between the 2011 and 2017 tax years.

Significant management judgment is required in determining the provision for income taxes and, in particular, any valuation allowance recorded against our deferred tax assets. We carried a valuation allowance of $46.1 million on $330.5 million of deferred tax assets at December 31, 2008, due to uncertainties related to our ability to utilize some of the deferred tax assets. The amount of the valuation allowance has been determined based on our estimates of taxable income over the periods in which the deferred tax assets will be recoverable, including consideration of expiration of capital loss carryovers.

We concluded that a valuation allowance on the remaining $284.4 million of deferred tax assets at December 31, 2008, was not required. Our methodology for determining the realizability of deferred tax assets involves estimates of future taxable income from our operations and consideration of available tax planning strategies and actions that could be implemented, if necessary, as well as the expiration dates and amounts of carryforwards related to net operating losses, capital losses, foreign tax credits and general business tax credits. These estimates are projected through the life of the related deferred tax assets based on assumptions that we believe to be reasonable and consistent with current operating results. Changes in future operating results not currently forecasted may have a significant impact on the realization of deferred tax assets.

In concluding that a valuation allowance was not required on the remaining deferred tax assets, we considered both the positive and negative evidence regarding our ability to generate sufficient taxable income to realize those deferred tax assets. Positive evidence included having achieved profitability for financial reporting purposes from 2004 through 2007. Further positive evidence included the fact that the net operating losses will not begin to expire until 2019, while projected earnings indicate that the deferred tax assets will be offset by taxable earnings prior to that expiration. Negative evidence included a history of net operating losses in the non-life insurance company group. In weighing the positive and negative evidence above, we considered the more likely than not criteria pursuant to SFAS 109. Based on this analysis we concluded that it was more likely than not that the deferred tax assets of $284.4 million would be realized.

We adopted the provisions of FASB, Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), on January 1, 2007. As a result of the implementation of FIN 48, we recognized an increase in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $4.0 million, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had approximately $20.7 million of total gross unrecognized tax benefits as of January 1, 2007.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is a follows:

RECONCILIATION OF THE BEGINNING AND ENDING AMOUNT OF UNRECOGNIZED TAX BENEFITS:                     2008           2007
($ IN MILLIONS)                                                                                 ------------   ------------
Balance, beginning of year..................................................................... $      17.4    $      20.7
Reductions for tax positions of prior years....................................................        (6.6)          (2.2)
Settlements with taxing authorities............................................................        (2.1)          (1.1)
                                                                                                ------------   ------------
BALANCE, END OF YEAR........................................................................... $       8.7    $      17.4
                                                                                                ============   ============

The entire amount of unrecognized tax benefits at December 31, 2008 would, if recognized, impact the annual effective tax rate upon recognition.

Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increase to the unrecognized tax benefits that would have a significant impact on the financial position of the Company.

Together with The Phoenix Companies, Phoenix Life files consolidated, combined, unitary or separate income tax returns in the U.S., federal, various state and foreign jurisdictions. During 2008, the IRS completed its examination of the Company's 2004 and 2005 federal income tax returns. There is one issue, in the 2004 tax year, which will proceed to the appeals level. The timing for resolution of this matter remains uncertain due to the nature of the appeals process. The IRS has not yet commenced their examination of the 2006 and 2007 federal income tax returns. We do not believe that the appeals outcome will result in a material change in our financial position. State examinations are being conducted by Connecticut for the years 1996 through 2005 and New York for the years 2003 through 2005. We do not believe that these examinations will result in a material change to our financial position.

16.  OTHER COMPREHENSIVE INCOME

SOURCES OF OTHER COMPREHENSIVE INCOME:                                   YEAR ENDED DECEMBER 31,
($ IN MILLIONS)                               -----------------------------------------------------------------------------
                                                        2008                       2007                      2006
                                              ------------------------   ------------------------  ------------------------
                                                 GROSS         NET          GROSS         NET         GROSS         NET
                                              -----------  -----------   -----------  -----------  -----------  -----------
Unrealized losses on investments...........   $ (1,847.8)  $   (615.5)   $   (286.9)  $    (78.1)  $    (67.3)  $    (10.4)
Net realized investment (gains) losses on
  available-for-sale securities included
  in net income............................        266.1         84.0          23.8         20.3        (55.0)       (13.7)
                                              -----------  -----------   -----------  -----------  -----------  -----------
Net unrealized investment losses...........     (1,581.7)      (531.5)       (263.1)       (57.8)      (122.3)       (24.1)
Net unrealized foreign currency
  translation adjustment...................          0.6          0.4           1.4          0.9         (0.3)        (0.1)
Net unrealized derivative instruments
  gains (losses)...........................         12.0          9.8          (1.1)        (0.3)         7.1          6.9
                                              -----------  -----------   -----------  -----------  -----------  -----------
Other comprehensive loss...................     (1,569.1)  $   (521.3)       (262.8)  $    (57.2)      (115.5)  $    (17.3)
                                              -----------  ===========   -----------  ===========  -----------  ===========
Applicable policyholder dividend                  (128.0)                    (121.5)                    (73.8)
  obligation...............................
Applicable deferred policy acquisition
  cost amortization........................       (709.3)                     (63.4)                    (16.2)
Applicable deferred income tax benefit.....       (210.5)                     (20.7)                     (8.2)
                                              -----------                -----------               -----------
Offsets to other comprehensive income......     (1,047.8)                    (205.6)                    (98.2)
                                              -----------                -----------               -----------
OTHER COMPREHENSIVE LOSS...................   $   (521.3)                $    (57.2)               $    (17.3)
                                              ===========                ===========               ===========

COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME:                                   AS OF DECEMBER 31,
($ IN MILLIONS)                                                          --------------------------------------------------
                                                                                  2008                      2007
                                                                         ------------------------  ------------------------
                                                                           GROSS         NET         GROSS         NET
                                                                         -----------  -----------  -----------  -----------
Unrealized gains on investments......................................    $ (1,659.4)  $   (586.5)  $    (77.7)  $    (55.0)
Unrealized foreign currency translation adjustment...................           1.4          0.4          0.8         --
Unrealized losses on derivative instruments..........................         (22.4)        (8.2)       (34.4)       (18.0)
                                                                         -----------  -----------  -----------  -----------
Accumulated other comprehensive loss.................................      (1,680.4)  $   (594.3)      (111.3)  $    (73.0)
                                                                         -----------  ===========  -----------  ===========
Applicable policyholder dividend obligation..........................         (81.8)                     46.2
Applicable deferred policy acquisition costs.........................        (772.9)                    (63.6)
Applicable deferred income tax benefit...............................        (231.4)                    (20.9)
                                                                         -----------               -----------
Offsets to accumulated other comprehensive income....................      (1,086.1)                    (38.3)
                                                                         -----------               -----------
ACCUMULATED OTHER COMPREHENSIVE LOSS.................................    $   (594.3)               $    (73.0)
                                                                         ===========               ===========

17.  EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, we sponsored the aforementioned employee benefit plans. Effective June 25, 2001, our parent, The Phoenix Companies, became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

The Phoenix Companies and certain of its key executives have entered into agreements that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by The Phoenix Companies for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements. Upon a change in control, The Phoenix Companies is required to make an irrevocable contribution to a trust as soon as possible following such change in control in an amount equal to pay such benefits payable under such agreements. In such circumstances, we might be required to fund all or a portion of any contribution made.


18.  DISCONTINUED OPERATIONS

During 2007, we sold 100% of the stock held by us in Emprendimiento Compartido S.A. (EMCO), an Argentine wholly-owned subsidiary. We realized an after-tax loss of $4.8 million on this sale. The net after-tax income (loss) included in discontinued operations for the years ended December 31, 2007 and 2006 was $(3.5) million and $1.1 million, respectively.

During 1999, we discontinued our reinsurance operations. We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet. See Note 22 to these financial statements for additional information on our discontinued reinsurance operations.


19.  PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

Our insurance subsidiaries are required to file, with state regulatory authorities, annual statements prepared on an accounting basis prescribed or permitted by such authorities.

19. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS (CONTINUED)

As of December 31, 2008, statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily as follows:

     o    policy acquisition costs are expensed when incurred;

     o    impairments on investments are based on different assumptions;

     o    surplus notes are included in surplus rather than debt;

     o postretirement benefit expense allocated to the Company from The Phoenix Companies relate only to vested participants and expense is based on different assumptions and reflect a different method of adoption;

     o    life insurance reserves are based on different assumptions; and

     o net deferred income tax assets in excess of 10% of previously filed statutory capital and surplus are not recorded.

The Company requested as a permitted practice its intent to accelerate the admission of the remaining $13.7 million indemnity reserve related to the Company's surplus notes into the Company's statutory surplus as of December 31, 2008. The request was approved by the New York Department of Insurance on February 20, 2009.

STATUTORY FINANCIAL DATA:                                                             AS OF AND FOR THE YEARS ENDED
($ IN MILLIONS)                                                                                DECEMBER 31,
                                                                               ---------------------------------------------
                                                                                   2008            2007           2006
                                                                               --------------  -------------- --------------
Statutory capital, surplus, and surplus notes................................   $     758.9     $     848.1    $     932.5
Asset valuation reserve (AVR)................................................          94.4           192.6          187.8
                                                                                ------------    ------------   ------------
STATUTORY CAPITAL, SURPLUS, SURPLUS NOTES AND AVR............................   $     853.3     $   1,040.7    $   1,120.3
                                                                                ============    ============   ============
STATUTORY GAIN FROM OPERATIONS...............................................   $      53.4     $     115.2    $     131.6
                                                                                ============    ============   ============
STATUTORY NET INCOME.........................................................   $     (82.3)    $      80.0    $     162.0
                                                                                ============    ============   ============

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York Insurance Law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 325% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2008 and 2007.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $83.8 million in 2008 and is able to pay $53.4 million in dividends in 2008 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $53.4 million in 2009, would be subject to the discretion of the New York Superintendent of Insurance.

20.  PREMISES AND EQUIPMENT

Premises and equipment are included in other general account assets in our balance sheet.

COST AND CARRYING VALUE:                                                             AS OF DECEMBER 31,
($ IN MILLIONS)                                                  ----------------------------------------------------------
                                                                             2008                           2007
                                                                 ---------------------------    ---------------------------
                                                                                  CARRYING                       CARRYING
                                                                     COST           VALUE           COST           VALUE
                                                                 ------------   ------------    ------------   ------------
Real estate..................................................    $      89.7    $      29.0     $     106.8    $      36.1
Equipment....................................................          229.2           55.2           213.1           49.2
                                                                 ------------   ------------    ------------   ------------
Premises and equipment cost and carrying value...............          318.9    $      84.2           319.9    $      85.3
                                                                                ============                   ============
Accumulated depreciation and amortization....................         (234.7)                        (234.6)
                                                                 ------------                   ------------
PREMISES AND EQUIPMENT.......................................    $      84.2                    $      85.3
                                                                 ============                   ============

Depreciation and amortization expense for premises and equipment for 2008, 2007 and 2006 totaled $13.1 million, $12.8 million and $12.1 million, respectively.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $2.2 million, $3.0 million and $2.7 million in 2008, 2007 and 2006, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $10.1 million as of December 31, 2008, payable as follows: 2009, $1.8 million; 2010, $1.5 million; 2011, $1.4 million; 2012, $1.1 million; 2013, $1.1 million; and thereafter, $3.2 million.


21.  RELATED PARTY TRANSACTIONS

Goodwin Capital Advisers, Inc. (Goodwin), an indirect wholly-owned subsidiary of The Phoenix Companies, provides investment advisory services to us for a fee. Investment advisory fees incurred by us under this arrangement were $12.5 million, $11.6 million and $9.8 million for 2008, 2007 and 2006, respectively. Amounts payable to Goodwin were $0.0 million and $0.1 million, as of December 31, 2008 and 2007, respectively.

Effective August 2007, Phoenix Variable Advisors, Inc. (PVA), an indirect wholly-owned subsidiary of Phoenix Life became the investment advisor for the variable product separate accounts. They receive variable product separate account fees on our behalf and forward them to us, net of sub-advisory fees they paid. Amounts receivable from PVA for those fees were $0.2 million as of December 31, 2008.

Effective in 2009, Phoenix Equity Planning Corporation (PEPCO), an indirect wholly-owned subsidiary of The Phoenix Companies, is the principal underwriter of our annuity contracts. Outside broker-dealers are licensed to sell our annuity contracts as well. Prior to December 31, 2008, PEPCO was formally known as the PFG Distribution Company, a subsidiary of Virtus Investment Partners, Inc., a former affiliate, served as the principal underwriter of our annuity contracts. We incurred commissions for contracts underwritten by the former affiliate of $59.4 million, $60.2 million and $48.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than 5% of The Phoenix Companies' outstanding common stock. During 2008, 2007 and 2006, we incurred $73.9 million, $62.3 million and $50.1 million, respectively, in compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm agents.

In December 2008, Phoenix Life recorded a capital contribution of $15.2 million from The Phoenix Companies to settle liabilities associated with the Company's employee stock options and restricted stock units.

22.  CONTINGENT LIABILITIES

LITIGATION AND ARBITRATION

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

REGULATORY MATTERS

State regulatory bodies, the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA), the IRS and other regulatory bodies regularly make inquiries of The Phoenix Companies, Phoenix Life and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, in the fourth quarter of 2008, the New York State Insurance Department completed the on-site portion and initiated the off-site portion of its routine quinquennial financial and market conduct exam of Phoenix Life and its New York domiciled life insurance subsidiary for the five year period ending December 31, 2007. Additionally, in the fourth quarter of 2008, the State of Connecticut Insurance Department initiated the on-site portion of a routine financial examination of Phoenix Life for the five year period ending December 31, 2008.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

DISCONTINUED REINSURANCE OPERATIONS

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

For example, we participate in a workers' compensation reinsurance pool formerly managed by Unicover Managers, Inc. (Unicover). The pool ceased accepting new risks in early 1999. Further, we were a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool. We have been involved in disputes relating to the activities of Unicover. These disputes have been substantially resolved or settled.

Our discontinued group accident and health reinsurance operations also include other (non-Unicover) workers' compensation reinsurance contracts and personal accident reinsurance contracts, including contracts assumed in the London market. We are engaged in arbitrations, disputes or investigations with several ceding companies over the validity of, or amount of liabilities assumed under, their contracts. These arbitrations, disputes and investigations are in various stages.

We bought retrocessional reinsurance for a significant portion of our assumed reinsurance liabilities. Some of the retrocessionaires have disputed the validity of, or amount of liabilities assumed under, their contracts with us. Most of these disputes with retrocessionaires have been resolved or settled. The remaining arbitrations and disputes are at various stages.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as well as the lack of sufficient claims information, the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on our consolidated financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our consolidated results of operations or cash flows in particular quarterly or annual periods.


23.  OTHER COMMITMENTS

During 2008, we announced an agreement under which Electronic Data Systems (EDS) will continue managing technology infrastructure and software applications through 2015. Our total investment in business technology with EDS, including the value of the new agreement, will be $129.0 million from January 2009 through December 2015.

During the normal course of business, we enter into agreements to fund venture capital partnerships and to purchase private placement investments. As of December 31, 2008, we had committed $117.8 million under such investments, of which $25.7 million is expected to be disbursed by December 31, 2009.

In connection with the sale of certain venture capital partnerships, we issued a guarantee with respect to the outstanding unfunded commitments related to the partnerships that were sold. We believe the likelihood that we will have to perform under this guarantee is remote.


24.  SUBSEQUENT EVENTS

On March 3, 2009, State Farm informed us that it intends to suspend the sale of Phoenix products pending a re-evaluation of the relationship between the two companies. During 2008, State Farm was our largest distributor of annuity and life insurance products accounting for approximately 27% of our total life insurance premiums and approximately 68% of our annuity deposits.

On March 4, 2009, National Life Group also informed us that it intends to suspend the sale of Phoenix products. In 2008, National Life was our second largest distributor of annuity products accounting for approximately 14% of our annuity deposits.

On March 4, 2009, Fitch downgraded our financial strength rating to BBB+ from A and placed the rating on Rating Watch Negative.

On March 10, 2009, A.M. Best Company, Inc. downgraded our financial strength rating to B++ from A and maintained its negative outlook. On January 15, 2009, A.M Best Company, Inc. affirmed our financial strength rating of A and changed our outlook to negative from stable.

On March 10, 2009, Moody's Investor Services downgraded our financial strength rating to Baa2 from Baa1. The outlook is negative. On February 19, 2009, Moody's Investor Service downgraded our financial strength rating to Baa1 from A3. The ratings remain on review for possible further downgrade as was previously announced on December 9, 2008.

On March 10, 2009, Standard & Poor's downgraded our financial strength rating to BBB- from BBB and maintained it negative outlook. On March 2, 2009, Standard and Poor's downgraded our financial strength rating to BBB from BBB+. At the same time, Standard and Poor's removed the ratings from CreditWatch, where they had been placed with negative implications on February 10, 2009. The outlook is negative.

On March 10, 2009, Phoenix Life's A. M. Best financial strength rating was downgraded from A to B++. Accordingly, on March 12, 2009, Phoenix gave notice that it was terminating the Credit Facility effective as of March 13, 2009.

Effective March 12, 2009, National Financial Partners (NFP) suspended sales of Phoenix products. In 2008, NFP accounted for approximately 8% of our total life insurance premiums.

The actions by these key distribution partners and rating agencies will likely have a material adverse effect on our future results. We are currently assessing the impact of these recent developments on our business prospects, operations and strategy.

On March 23, 2009, Dona D. Young announced her retirement from The Phoenix Companies, Inc. James D. Wehr, Senior Executive Vice President and Chief Investment Officer will replace her as President and Chief Executive Officer.

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